                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06637
                 -----------------------------------------------

                                  The UBS Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS GLOBAL ALLOCATION FUND
UBS GLOBAL EQUITY FUND
UBS GLOBAL BOND FUND
UBS INTERNATIONAL EQUITY FUND
UBS U.S. LARGE CAP EQUITY FUND
UBS U.S. LARGE CAP GROWTH FUND
UBS U.S. LARGE CAP VALUE EQUITY FUND
UBS U.S. SMALL CAP GROWTH FUND
UBS DYNAMIC ALPHA FUND
UBS U.S. BOND FUND
UBS ABSOLUTE RETURN BOND FUND
UBS HIGH YIELD FUND

ANNUAL REPORT
JUNE 30, 2005

TABLE OF CONTENTS

Portfolio Managers' Commentary and Schedules of Investments
     UBS Global Allocation Fund                                             2
     UBS Global Equity Fund                                                20
     UBS Global Bond Fund                                                  30
     UBS International Equity Fund                                         41
     UBS U.S. Large Cap Equity Fund                                        50
     UBS U.S. Large Cap Growth Fund                                        57
     UBS U.S. Large Cap Value Equity Fund                                  65
     UBS U.S. Small Cap Growth Fund                                        72
     UBS Dynamic Alpha Fund                                                79
     UBS U.S. Bond Fund                                                    87
     UBS Absolute Return Bond Fund                                         99
     UBS High Yield Fund                                                  109

Statements of Assets and Liabilities                                      118

Statements of Operations                                                  122

Statements of Changes in Net Assets                                       124

Financial Highlights                                                      128

Notes to Financial Statements                                             152

Report of Independent Registered Public Accounting Firm                   171

Trustee & Officer Information                                             176

Federal Tax Information                                                   182

UBS GLOBAL ALLOCATION FUND

For the fiscal year ended June 30, 2005, Class A shares of UBS Global Allocation Fund (the "Fund") returned 12.11% and Class Y shares returned 12.40%, versus the 10.40% return of the Fund's benchmark, the GSMI Mutual Fund Index (the "Index").* Since inception on June 30, 1997, through period end, the Fund's A shares returned 6.86% against the Index return of 6.04%, and since inception on August 31, 1992, through period end, the Fund's Y shares returned 8.98% on an annualized basis, versus the 8.90% annualized return of the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 4; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's solid outperformance relative to the Index was a result of strategic asset allocation decisions, as well as strong stock selection in global equities. We implemented a number of asset allocation strategy changes during the period. In August 2004, we increased US equities relative to the benchmark by 2.5%. Prices in US equities fell well below intrinsic value in the early part of August, recovering later in the quarter to finish with a more modest negative. We decreased our conventional US bonds relative to the benchmark by 2.5% as interest rates declined and three-year expected returns fell below 3% for the asset class. In the first quarter of 2005, we reduced overall equity market exposure by selling 2.5% of our position in emerging markets equities and 2.5% of our position in US equities relative to the benchmark, placing the proceeds into US and developed country bonds outside of Japan. During May we increased the Fund's exposure to high yield debt while still maintaining an underweight position versus the Index overall, by selling global (ex-US) bonds. Finally, in June we reduced our exposure to global (ex-US) equities and developed market bonds, putting the proceeds from those sales into cash equivalents.

Currency strategy changed a few times over the course of the fiscal year, as well. In October 2004, we sold half of our euro overweight positions into Japanese yen, looking to take advantage of the relative undervaluation of the yen. In early November we bought a 2% position in Thai baht versus US dollars, and sold 1% euro for US dollars later in the month. We sold 1% Australian dollar for US dollar in February, 3% euro into Swedish krona during May, and finally sold 2% British pounds into more Swedish krona in June.

EQUITIES: BOTTOM-UP STOCK SELECTION GUIDES COUNTRY AND SECTOR STRATEGY

The fiscal year ending June 30, 2005, provided several challenges for global investors. The world's economies were out of step, with the US showing signs of relative strength while many other countries continued to struggle. In addition, global equities and fixed income securities appeared to be increasingly influenced by external factors rather than economic and market fundamentals. For example, a dip in oil prices and the resolution of the US presidential race boosted investor confidence late in 2004, leading to a rally in the more speculative ends of the global equity and fixed income markets. But that confidence waned quickly in 2005, when oil prices began to climb again, the threat of inflation rose and many geopolitical issues remained unsettled. In our view, the world global economy was naturally moving from the fast-paced growth of 2004 to a slower, more sustainable rate of growth. In the midst of this change, stock and bond markets struggled. The Fund navigated these volatile times by adhering to its long-standing investment process, relying on fundamental research and analysis to guide the portfolio.

The Fund's investment strategy in this environment was to remain focused on our long-standing, research-intensive investment process and make prudent asset allocation decisions. Our global network of researchers and analysts employ fundamental valuation techniques to evaluate opportunities both between asset classes and within them.

Within equities, we felt that most developed country markets were trading close to their intrinsic value, with modest regional variations. One of the Fund's largest country overweight positions was in the UK. This position was more a function of attractive stock opportunities than

*    AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CURRENTLY CONSTRUCTED AS
     FOLLOWS: 40% RUSSELL 3000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG INDEX; 9% CITIGROUP WGBI NON-US (IN USD); 2% J.P. MORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH U.S. HIGH YIELD CASH PAY CONSTRAINED INDEX.

an overriding view of the country. We also held overweights to equities in Switzerland and the Netherlands. In each country, we saw appreciation potential. The Fund was neutral to the US equity market on average, although it was slightly overweight to US equities in the middle of the period. We remained neutral to Japan throughout the period. Another area of focus for the Fund throughout the period was emerging markets equities, where we retained a significant overweight, even after reducing the position toward the end of the reporting period. This allocation greatly contributed to the Fund's performance.

At the sector level, the Fund held overweight exposures to what we considered fundamentally strong industries that had attractive potential, including healthcare, financial services, and telecommunications. The Fund was underweight to technology for most of the reporting period. This position benefited relative performance as technology delivered disappointing results for the fiscal year. In contrast, our underweight position to energy hurt relative performance. Energy was the top-performing industry for the period, buoyed by rising oil prices. In our opinion, these high oil prices are not sustainable, given inventory levels and fundamentals. We will continue to monitor the energy sector closely as oil prices fluctuate.

FIXED INCOME: A DEFENSIVE POSTURE BASED ON MARKET FUNDAMENTALS

The global bond markets continued to defy expectations over the one-year reporting period. The US Federal Reserve Board and several other central banks announced interest rate increases over the period. Despite these rate hikes, global bond yields fell and prices rose, allowing most global bond markets to finish the fiscal year in positive territory. The markets' reaction appeared to be a vote of no-confidence in the global economy. Certain foreign policymakers apparently agreed, with Sweden announcing a larger-than-expected interest rate cut in the second quarter of 2005 and two members of the Bank of England's monetary policy committee voting to cut rates.

At the country level, the Fund moved to an underweight to US bonds, which helped Fund performance over the period. We also maintained a slight overweight to German bonds while slightly underweighting Italian bonds. In Japan, we remained significantly underweight throughout the period. The Japanese economy saw a slowdown in the second half of 2004, making it unlikely that the Bank of Japan would move to tighten monetary policy in the foreseeable future. Even at current yields, however, our analysis concluded that Japanese bonds did not provide adequate compensation given the potential underlying risks.

We also maintained a small exposure to high yield bonds throughout the period, while still remaining underweight to the Index overall.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 1, 2005. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                       1 YEAR        3 YEARS       5 YEARS      10 YEARS     INCEPTION*
                                                        ENDED         ENDED         ENDED         ENDED          TO
                                                       6/30/05       6/30/05       6/30/05       6/30/05      6/30/05
-----------------------------------------------------------------------------------------------------------------------
UBS GLOBAL ALLOCATION FUND CLASS A                       12.11%        11.39%         8.75%          N/A           6.86%
UBS GLOBAL ALLOCATION FUND CLASS B                       11.24         10.56           N/A           N/A           9.78
UBS GLOBAL ALLOCATION FUND CLASS C                       11.32         10.58           N/A           N/A          10.00
UBS GLOBAL ALLOCATION FUND CLASS Y                       12.40         11.67          8.98          9.14%          8.98
UBS GLOBAL ALLOCATION FUND CLASS A**                      5.94          9.30          7.53           N/A           6.11
UBS GLOBAL ALLOCATION FUND CLASS B**                      6.24          9.73           N/A           N/A           9.33
UBS GLOBAL ALLOCATION FUND CLASS C**                     10.32         10.58           N/A           N/A          10.00
GSMI MUTUAL FUND INDEX***                                10.40         10.68          2.70          8.15           8.90
MSCI WORLD EQUITY (FREE) INDEX                           10.40         10.37         -1.81          7.34           8.51
CITIGROUP WORLD GOVERNMENT BOND INDEX                     7.61          9.82          7.91          5.51           6.53

* INCEPTION DATE OF UBS GLOBAL ALLOCATION FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 12/13/01 AND 11/22/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND, FOR PURPOSES OF THIS ILLUSTRATION, THE INDICES, IS 8/31/92.

     ON JUNE 1, 2005, THE 40% RUSSELL 3000 INDEX REPLACED THE 40% WILSHIRE 5000 INDEX, AND THE 3% MERRILL LYNCH U.S. HIGH YIELD CASH PAY CONSTRAINED INDEX REPLACED THE 3% MERRILL LYNCH U.S. HIGH YIELD CASH PAY INDEX.

**   RETURNS INCLUDE SALES CHARGES.

***  AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED CURRENTLY AS
     FOLLOWS: 40% RUSSELL 3000 INDEX; 22% MSCI WORLD EX-USA (FREE) INDEX; 21% CITIGROUP BIG INDEX; 9% CITIGROUP WGBI NON-US (IN USD); 2% J.P. MORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH U.S. HIGH YIELD CASH PAY CONSTRAINED INDEX.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS Global Allocation Fund Class Y shares, the GSMI Mutual Fund Index, the MSCI World Equity (Free) Index and the Citigroup World Government Bond Index, if you had invested $10,000 on August 31, 1992, and had reinvested all your income dividends and capital gain distributions through June 30, 2005. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS GLOBAL ALLOCATION FUND CLASS Y VS. GSMI MUTUAL FUND INDEX, MSCI WORLD EQUITY
(FREE) INDEX AND CITIGROUP WORLD GOVERNMENT BOND INDEX

Wealth Value With Dividends Reinvested

                                                                                  CITIGROUP WORLD
                        UBS GLOBAL ALLOCATION   GSMI MUTUAL   MSCI WORLD EQUITY     GOVERNMENT
                             FUND CLASS Y       FUND INDEX      (FREE) INDEX        BOND INDEX
 8/31/1992              $              10,000   $    10,000   $          10,000   $        10,000
 9/30/1992              $              10,130   $    10,053   $           9,914   $        10,100
10/31/1992              $              10,070   $     9,975   $           9,647   $         9,825
11/30/1992              $              10,220   $    10,174   $           9,819   $         9,669
12/31/1992              $              10,329   $    10,308   $           9,902   $         9,727
 1/31/1993              $              10,481   $    10,424   $           9,936   $         9,898
 2/28/1993              $              10,684   $    10,555   $          10,171   $        10,093
 3/31/1993              $              10,811   $    10,873   $          10,760   $        10,248
 4/30/1993              $              10,862   $    10,939   $          11,258   $        10,464
 5/31/1993              $              10,974   $    11,169   $          11,516   $        10,569
 6/30/1993              $              11,076   $    11,193   $          11,420   $        10,546
 7/31/1993              $              11,106   $    11,271   $          11,654   $        10,576
 8/31/1993              $              11,341   $    11,663   $          12,198   $        10,894
 9/30/1993              $              11,341   $    11,653   $          11,975   $        11,024
10/31/1993              $              11,433   $    11,822   $          12,307   $        11,005
11/30/1993              $              11,310   $    11,530   $          11,606   $        10,927
12/31/1993              $              11,481   $    11,798   $          12,170   $        11,019
 1/31/1994              $              11,736   $    12,188   $          12,973   $        11,107
 2/28/1994              $              11,523   $    12,004   $          12,802   $        11,035
 3/31/1994              $              11,183   $    11,599   $          12,251   $        11,020
 4/30/1994              $              11,225   $    11,726   $          12,636   $        11,032
 5/31/1994              $              11,246   $    11,763   $          12,674   $        10,935
 6/30/1994              $              11,161   $    11,648   $          12,637   $        11,092
 7/31/1994              $              11,322   $    11,890   $          12,878   $        11,181
 8/31/1994              $              11,568   $    12,204   $          13,268   $        11,142
 9/30/1994              $              11,397   $    12,012   $          12,917   $        11,222
10/31/1994              $              11,375   $    12,199   $          13,289   $        11,402
11/30/1994              $              11,226   $    11,852   $          12,716   $        11,244
12/31/1994              $              11,264   $    11,966   $          12,837   $        11,276
 1/31/1995              $              11,395   $    12,087   $          12,649   $        11,513
 2/28/1995              $              11,679   $    12,413   $          12,836   $        11,807
 3/31/1995              $              11,832   $    12,812   $          13,456   $        12,509
 4/30/1995              $              12,061   $    13,112   $          13,926   $        12,740
 5/31/1995              $              12,444   $    13,440   $          14,052   $        13,099
 6/30/1995              $              12,564   $    13,645   $          14,047   $        13,177
 7/31/1995              $              12,841   $    14,071   $          14,751   $        13,208
 8/31/1995              $              13,007   $    14,021   $          14,421   $        12,754
 9/30/1995              $              13,228   $    14,396   $          14,847   $        13,038
10/31/1995              $              13,328   $    14,306   $          14,617   $        13,135
11/30/1995              $              13,715   $    14,734   $          15,126   $        13,283
12/31/1995              $              13,982   $    15,006   $          15,570   $        13,423
 1/31/1996              $              14,243   $    15,251   $          15,861   $        13,258
 2/29/1996              $              14,183   $    15,295   $          15,958   $        13,190
 3/31/1996              $              14,290   $    15,425   $          16,223   $        13,172
 4/30/1996              $              14,479   $    15,691   $          16,604   $        13,119
 5/31/1996              $              14,527   $    15,807   $          16,617   $        13,122
 6/30/1996              $              14,623   $    15,840   $          16,706   $        13,225
 7/31/1996              $              14,407   $    15,423   $          16,115   $        13,479
 8/31/1996              $              14,635   $    15,672   $          16,306   $        13,532
 9/30/1996              $              15,113   $    16,188   $          16,945   $        13,587
10/31/1996              $              15,365   $    16,350   $          17,062   $        13,841
11/30/1996              $              15,963   $    17,038   $          18,024   $        14,024
12/31/1996              $              15,954   $    16,886   $          17,737   $        13,910
 1/31/1997              $              16,153   $    17,133   $          17,955   $        13,539
 2/28/1997              $              16,298   $    17,214   $          18,159   $        13,437
 3/31/1997              $              16,047   $    16,835   $          17,796   $        13,335
 4/30/1997              $              16,219   $    17,176   $          18,380   $        13,218
 5/31/1997              $              16,894   $    18,044   $          19,517   $        13,577
 6/30/1997              $              17,370   $    18,690   $          20,488   $        13,739
 7/31/1997              $              17,925   $    19,434   $          21,433   $        13,632
 8/31/1997              $              17,462   $    18,722   $          19,983   $        13,624
 9/30/1997              $              18,005   $    19,533   $          21,069   $        13,914
10/31/1997              $              17,476   $    18,903   $          19,963   $        14,203
11/30/1997              $              17,515   $    19,071   $          20,312   $        13,986
12/31/1997              $              17,709   $    19,301   $          20,561   $        13,944
 1/31/1998              $              17,913   $    19,561   $          21,137   $        14,079
 2/28/1998              $              18,570   $    20,507   $          22,567   $        14,193
 3/31/1998              $              18,993   $    21,089   $          23,517   $        14,053
 4/30/1998              $              19,023   $    21,296   $          23,747   $        14,278
 5/31/1998              $              18,920   $    20,996   $          23,459   $        14,310
 6/30/1998              $              18,808   $    21,262   $          24,007   $        14,332
 7/31/1998              $              18,764   $    21,151   $          23,971   $        14,351
 8/31/1998              $              17,261   $    19,011   $          20,776   $        14,741
 9/30/1998              $              17,806   $    19,668   $          21,146   $        15,525
10/31/1998              $              18,454   $    20,842   $          23,060   $        15,985
11/30/1998              $              18,970   $    21,694   $          24,434   $        15,759
12/31/1998              $              19,183   $    22,476   $          25,622   $        16,076
 1/31/1999              $              19,215   $    22,788   $          26,185   $        15,928
 2/28/1999              $              18,744   $    22,184   $          25,489   $        15,417
 3/31/1999              $              19,053   $    22,885   $          26,546   $        15,455
 4/30/1999              $              19,833   $    23,681   $          27,597   $        15,449
 5/31/1999              $              19,475   $    23,082   $          26,580   $        15,190
 6/30/1999              $              19,703   $    23,787   $          27,817   $        14,924
 7/31/1999              $              19,654   $    23,660   $          27,734   $        15,289
 8/31/1999              $              19,343   $    23,594   $          27,683   $        15,360
 9/30/1999              $              19,064   $    23,494   $          27,422   $        15,599
10/31/1999              $              19,031   $    24,333   $          28,847   $        15,592
11/30/1999              $              19,113   $    24,903   $          29,657   $        15,428
12/31/1999              $              19,469   $    26,263   $          32,059   $        15,391
 1/31/2000              $              18,894   $    25,380   $          30,225   $        15,063
 2/29/2000              $              18,615   $    25,834   $          30,304   $        14,955
 3/31/2000              $              19,260   $    26,842   $          32,401   $        15,418
 4/30/2000              $              19,260   $    25,767   $          31,029   $        14,914
 5/31/2000              $              19,312   $    25,235   $          30,244   $        15,030
 6/30/2000              $              19,608   $    26,156   $          31,262   $        15,396
 7/31/2000              $              19,521   $    25,689   $          30,381   $        15,135
 8/31/2000              $              19,765   $    26,579   $          31,370   $        15,022
 9/30/2000              $              19,434   $    25,731   $          29,704   $        14,992
10/31/2000              $              19,399   $    25,255   $          29,207   $        14,801
11/30/2000              $              19,591   $    24,064   $          27,431   $        15,095
12/31/2000              $              20,739   $    24,659   $          27,866   $        15,636
 1/31/2001              $              21,311   $    25,292   $          28,406   $        15,616
 2/28/2001              $              20,924   $    23,874   $          26,009   $        15,610
 3/31/2001              $              20,167   $    22,729   $          24,299   $        15,160
 4/30/2001              $              20,739   $    23,827   $          26,097   $        15,106
 5/31/2001              $              20,776   $    23,806   $          25,767   $        15,060
 6/30/2001              $              20,628   $    23,396   $          24,959   $        14,922
 7/31/2001              $              20,684   $    23,261   $          24,630   $        15,299
 8/31/2001              $              20,721   $    22,732   $          23,449   $        15,874
 9/30/2001              $              19,521   $    21,313   $          21,382   $        15,990
10/31/2001              $              20,019   $    21,797   $          21,794   $        16,117
11/30/2001              $              20,924   $    22,652   $          23,085   $        15,890
12/31/2001              $              21,196   $    22,810   $          23,232   $        15,481
 1/31/2002              $              21,075   $    22,460   $          22,530   $        15,195
 2/28/2002              $              21,237   $    22,378   $          22,336   $        15,273
 3/31/2002              $              21,844   $    23,020   $          23,324   $        15,231
 4/30/2002              $              22,026   $    22,795   $          22,537   $        15,777
 5/31/2002              $              22,229   $    22,851   $          22,583   $        16,223
 6/30/2002              $              21,642   $    22,037   $          21,215   $        17,006
 7/31/2002              $              20,488   $    20,813   $          19,429   $        17,173
 8/31/2002              $              20,771   $    21,017   $          19,466   $        17,473
 9/30/2002              $              18,989   $    19,675   $          17,326   $        17,664
10/31/2002              $              20,002   $    20,540   $          18,607   $        17,591
11/30/2002              $              20,970   $    21,342   $          19,613   $        17,613
12/31/2002              $              20,547   $    20,923   $          18,666   $        18,499
 1/31/2003              $              20,145   $    20,597   $          18,102   $        18,752
 2/28/2003              $              19,955   $    20,458   $          17,791   $        19,015
 3/31/2003              $              20,018   $    20,474   $          17,738   $        19,073
 4/30/2003              $              21,478   $    21,756   $          19,316   $        19,302
 5/31/2003              $              22,515   $    22,834   $          20,425   $        20,139
 6/30/2003              $              22,833   $    23,102   $          20,782   $        19,814
 7/31/2003              $              23,023   $    23,240   $          21,206   $        19,225
 8/31/2003              $              23,383   $    23,677   $          21,667   $        19,121
 9/30/2003              $              23,721   $    24,035   $          21,801   $        20,205
10/31/2003              $              24,631   $    24,980   $          23,098   $        20,103
11/30/2003              $              25,012   $    25,332   $          23,453   $        20,442
12/31/2003              $              26,257   $    26,472   $          24,929   $        21,257
 1/31/2004              $              26,493   $    26,867   $          25,334   $        21,314
 2/29/2004              $              26,943   $    27,243   $          25,765   $        21,347
 3/31/2004              $              26,900   $    27,254   $          25,596   $        21,653
 4/30/2004              $              26,321   $    26,509   $          25,076   $        20,726
 5/31/2004              $              26,407   $    26,657   $          25,315   $        20,888
 6/30/2004              $              26,814   $    27,065   $          25,842   $        20,933
 7/31/2004              $              26,257   $    26,521   $          25,004   $        20,826
 8/31/2004              $              26,771   $    26,826   $          25,119   $        21,319
 9/30/2004              $              27,286   $    27,285   $          25,600   $        21,619
10/31/2004              $              27,994   $    27,860   $          26,231   $        22,258
11/30/2004              $              29,067   $    28,949   $          27,616   $        23,061
12/31/2004              $              30,073   $    29,807   $          28,677   $        23,457
 1/31/2005              $              29,627   $    29,355   $          28,036   $        23,128
 2/28/2005              $              30,296   $    29,967   $          28,933   $        23,162
 3/31/2005              $              29,761   $    29,437   $          28,377   $        22,852
 4/30/2005              $              29,471   $    29,120   $          27,770   $        23,192
 5/31/2005              $              29,805   $    29,633   $          28,275   $        22,723
 6/30/2005              $              30,140   $    29,882   $          28,529   $        22,526

8/31/92 = $10,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING           ENDING          EXPENSES PAID
                                                 ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                JANUARY 1, 2005     JUNE 30, 2005     1/1/05 - 6/30/05
------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                 $      1,000.00     $    1,000.70     $           6.18
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00          1,018.62                 6.23

CLASS B  ACTUAL                                        1,000.00            997.00                 9.86
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00          1,014.92                 9.95

CLASS C  ACTUAL                                        1,000.00            997.70                 9.89
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00          1,014.89                 9.98

CLASS Y  ACTUAL                                        1,000.00          1,002.20                 4.94
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00          1,019.86                 4.98

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.25%, CLASS B: 1.99%, CLASS C: 2.00%, CLASS Y: 0.99%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2005 (UNAUDITED)

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Citigroup, Inc.                                        1.7%

Nextel Communications, Inc., Class A                   1.3

Johnson & Johnson                                      1.3

Wells Fargo & Co.                                      1.2

Microsoft Corp.                                        1.2

UnitedHealth Group, Inc.                               1.2

Morgan Stanley                                         1.1

Exelon Corp.                                           1.0

JPMorgan Chase & Co.                                   0.9

Freddie Mac                                            0.9
---------------------------------------------------------------
Total                                                 11.8%

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2005 (UNAUDITED)

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
U.S. Treasury Note
3.750%, due 03/31/07                                   1.6%

U.S. Treasury Note
3.625%, due 01/15/10                                   0.8

U.S. Treasury Note
2.000%, due 01/15/14                                   0.8

U.S. Treasury Note
3.625%, due 04/30/07                                   0.5

Deutsche Bundesrepublik
6.000%, due 01/04/07                                   0.5

Federal National Mortgage Association
4.951%, due 02/01/35                                   0.4

Deutsche Bundesrepublik
4.500%, due 07/04/09                                   0.4

Washington Mutual, Inc., 04-AR7, Class A6
3.953%, due 07/25/34                                   0.3

Bear Stearns Alt-A Trust, 05-3, Class B1
5.420%, due 04/25/35                                   0.2

Federal National Mortgage Association
5.500%, due 04/01/24                                   0.2
---------------------------------------------------------------
Total                                                  5.7%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

EQUITIES
U.S. EQUITIES
   Aerospace & Defense                                     1.08%
   Air Freight & Logistics                                 0.26
   Auto Components                                         0.44
   Biotechnology                                           1.08
   Building Products                                       0.86
   Capital Markets                                         1.76
   Commercial Banks                                        2.17
   Commercial Services & Supplies                          0.24
   Computers & Peripherals                                 0.51
   Construction Materials                                  0.66
   Diversified Financial Services                          2.64
   Diversified Telecommunication Services                  0.48
   Electric Utilities                                      2.10
   Electronic Equipment & Instruments                      0.39
   Energy Equipment & Services                             0.20
   Food & Staples Retailing                                1.99
   Gas Utilities                                           0.25
   Health Care Equipment & Supplies                        0.35
   Health Care Providers & Services                        2.47
   Hotels, Restaurants & Leisure                           0.31
   Household Products                                      0.50
   Insurance                                               1.84
   Internet & Catalog Retail                               0.47
   Machinery                                               0.75
   Media                                                   2.26
   Multi-Utilities & Unregulated Power                     0.39
   Multiline Retail                                        0.40
   Oil & Gas                                               1.19
   Pharmaceuticals                                         3.69
   Road & Rail                                             0.52
   Semiconductors & Semiconductor Equipment                0.58
   Software                                                2.10
   Specialty Retail                                        0.27
   Thrifts & Mortgage Finance                              0.89
   Wireless Telecommunication Services                     1.34
                                                         ------
         Total U.S. Equities                              37.43*

INTERNATIONAL EQUITIES
   Air Freight & Logistics                                 0.28
   Airlines                                                0.13
   Auto Components                                         0.29
   Automobiles                                             0.49
   Beverages                                               0.62
   Biotechnology                                           0.14
   Capital Markets                                         0.57
   Chemicals                                               0.47
   Commercial Banks                                        3.85
   Commercial Services & Supplies                          0.25
   Communications Equipment                                0.35
   Construction & Engineering                              0.06
   Construction Materials                                  0.37
   Consumer Finance                                        0.12
   Diversified Financial Services                          0.20
   Diversified Telecommunication Services                  1.06
   Electric Utilities                                      0.42
   Electronic Equipment & Instruments                      0.30
   Food & Staples Retailing                                0.66
   Food Products                                           0.20
   Health Care Equipment & Supplies                        0.10
   Health Care Providers & Services                        0.14
   Household Durables                                      0.50
   Household Products                                      0.15
   Insurance                                               1.25
   Internet & Catalog Retail                               0.12
   Leisure Equipment & Products                            0.20%
   Machinery                                               0.17
   Marine                                                  0.06
   Media                                                   0.71
   Metals & Mining                                         0.15
   Multiline Retail                                        0.09
   Office Electronics                                      0.26
   Oil & Gas                                               1.98
   Paper & Forest Products                                 0.29
   Pharmaceuticals                                         1.20
   Real Estate                                             0.40
   Road & Rail                                             0.23
   Semiconductors & Semiconductor Equipment                0.42
   Specialty Retail                                        0.47
   Textiles, Apparel & Luxury Goods                        0.21
   Tobacco                                                 0.23
   Trading Companies & Distributors                        0.28
   Wireless Telecommunication Services                     1.45
                                                         ------
         Total International Equities                     21.89*
TOTAL EQUITIES                                            59.32

BONDS
U.S. BONDS
U.S. CORPORATE BONDS
   Aerospace & Defense                                     0.01
   Airlines                                                0.01
   Automobiles                                             0.10
   Beverages                                               0.05
   Capital Markets                                         0.24
   Chemicals                                               0.08
   Commercial Banks                                        0.20
   Commercial Services & Supplies                          0.04
   Communications Equipment                                0.01
   Consumer Finance                                        0.28
   Diversified Financial Services                          0.41
   Diversified Telecommunication Services                  0.13
   Electric Utilities                                      0.15
   Food & Staples Retailing                                0.04
   Food Products                                           0.05
   Gas Utilities                                           0.01
   Hotels, Restaurants & Leisure                           0.01
   Household Durables                                      0.03
   Insurance                                               0.07
   IT Services                                             0.01
   Leisure Equipment & Products                            0.01
   Machinery                                               0.01
   Media                                                   0.13
   Metals & Mining                                         0.02
   Multi-Utilities & Unregulated Power                     0.11
   Oil & Gas                                               0.08
   Paper & Forest Products                                 0.03
   Personal Products                                       0.01
   Pharmaceuticals                                         0.02
   Real Estate                                             0.05
   Road & Rail                                             0.06
   Thrifts & Mortgage Finance                              0.09
   Tobacco                                                 0.03
   Wireless Telecommunication Services                     0.02
                                                         ------
         Total U.S. Corporate Bonds                        2.60
   Asset-Backed Securities                                 0.69
   Commercial Mortgage-Backed Securities                   1.67
   Mortgage & Agency Debt Securities                       7.50
   Municipal Notes & Bonds                                 0.19
   U.S. Government Obligations                             4.32
                                                         ------
         Total U.S. Bonds                                 16.97*

INTERNATIONAL CORPORATE BONDS
   Aerospace & Defense                                     0.02%
   Commercial Banks                                        0.09
   Diversified Financial Services                          0.02
   Diversified Telecommunication Services                  0.03
   Oil & Gas                                               0.03
   Thrifts & Mortgage Finance                              0.04
                                                         ------
         Total International Corporate Bonds               0.23
   International Asset-Backed                              0.29
   Foreign Government Bonds                                3.56
   Sovereign/Supranational Bond                            0.01
                                                         ------
         Total International Bonds                         4.09

TOTAL BONDS                                               21.06

INVESTMENT COMPANIES                                      10.45
SHORT-TERM INVESTMENTS                                     9.55*
INVESTMENT OF CASH COLLATERAL FOR
   SECURITIES LOANED                                       5.69
                                                         ------
   TOTAL INVESTMENTS                                     106.07
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                                           (6.07)
                                                         ------
NET ASSETS                                               100.00%
                                                         ======

* THE FUND HELD A LONG POSITION IN U.S. TREASURY NOTE FUTURES WHICH HAD NO EFFECT ON THE TOTAL U.S. BOND HOLDINGS. THE FUND ALSO HELD A POSITION IN BOTH LONG AND SHORT INTERNATIONAL STOCK INDEX FUTURES, WHICH RESULTED IN A NET INCREASE TO THE INTERNATIONAL EQUITY EXPOSURE, FROM 21.89% TO 21.92%. THE FUND ALSO HELD A SHORT POSITION IN U.S. STOCK INDEX FUTURES WHICH INCREASED THE U.S. EQUITY EXPOSURE FROM 37.43% TO 37.44%. THESE ADJUSTMENTS RESULTED IN A NET INCREASE TO THE FUND'S EXPOSURE TO SHORT-TERM INVESTMENTS FROM 9.55% TO 9.59%.

              UBS GLOBAL ALLOCATION FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2005

                                                                    SHARES              VALUE
                                                               ----------------    ----------------
EQUITIES -- 59.32%
U.S. EQUITIES -- 37.43%
7-Eleven, Inc. (a)                                                       93,000    $      2,812,320
Aflac, Inc.                                                             230,300           9,967,384
Albertson's, Inc. (b)                                                   830,700          17,178,876
Allergan, Inc.                                                          298,900          25,478,236
Allstate Corp.                                                          234,200          13,993,450
American Electric Power Co., Inc.                                       305,200          11,252,724
American International Group, Inc.                                      338,900          19,690,090
Applied Materials, Inc.                                                 626,200          10,131,916
Baker Hughes, Inc. (b)                                                  118,200           6,047,112
Borg-Warner, Inc.                                                        20,400           1,094,868
Bristol-Myers Squibb Co.                                                383,700           9,584,826
Burlington Northern Santa Fe Corp.                                      320,900          15,107,972
Caremark Rx, Inc. (a)                                                   145,800           6,491,016
Carnival Corp.                                                          174,100           9,497,155
Cendant Corp.                                                           467,600          10,460,212
Cephalon, Inc. (a) (b)                                                  191,900           7,639,539
Citigroup, Inc.                                                       1,102,707          50,978,145
Clear Channel Communications, Inc.                                      389,700          12,053,421
Costco Wholesale Corp.                                                  533,200          23,898,024
Dex Media, Inc.                                                         279,100           6,812,831
DIRECTV Group, Inc. (a) (b)                                             294,500           4,564,750
Exelon Corp.                                                            586,100          30,084,513
ExxonMobil Corp.                                                        334,500          19,223,715
FedEx Corp.                                                              90,700           7,347,607
Fifth Third Bancorp                                                     339,700          13,999,037
FirstEnergy Corp.                                                       410,763          19,761,808
Freddie Mac                                                             411,700          26,855,191
Genzyme Corp. (a)                                                       352,100          21,157,689
Hartford Financial Services Group, Inc.                                 165,000          12,338,700
Hewlett-Packard Co.                                                     648,500          15,246,235
IAC/InterActiveCorp. (a) (b)                                            588,600          14,155,830
Illinois Tool Works, Inc.                                               285,700          22,764,576
Johnson & Johnson                                                       598,638          38,911,470
Johnson Controls, Inc.                                                  234,200          13,192,486
JPMorgan Chase & Co.                                                    767,000          27,090,440
Kimberly-Clark Corp.                                                    240,500          15,052,895
Kohl's Corp. (a)                                                        214,700          12,003,877
Kroger Co. (a)                                                          866,400          16,487,592
Lockheed Martin Corp.                                                   280,400          18,189,548
Marathon Oil Corp.                                                      314,300          16,774,191
Martin Marietta Materials, Inc.                                         294,684          20,368,558
Masco Corp.                                                             819,500          26,027,320
Medco Health Solutions, Inc. (a)                                        294,000          15,687,840
Medtronic, Inc.                                                         156,700           8,115,493
Mellon Financial Corp.                                                  765,000          21,947,850
Mettler Toledo International, Inc. (a)                                  256,700          11,957,086
Microsoft Corp.                                                       1,484,600          36,877,464
Millennium Pharmaceuticals, Inc. (a)                                    158,600           1,470,222
Morgan Stanley                                                          619,850          32,523,529
Mylan Laboratories, Inc.                                                708,450          13,630,578
Nextel Communications, Inc., Class A (a)                              1,235,700          39,925,467
NiSource, Inc.                                                          303,900           7,515,447
Northrop Grumman Corp.                                                  253,200          13,989,300
Office Depot, Inc. (a)                                                  371,900           8,494,196
Omnicom Group, Inc.                                                     212,100          16,938,306
Oracle Corp. (a)                                                      1,271,800          16,787,760
Pepco Holdings, Inc.                                                    238,500           5,709,690
PNC Financial Services Group, Inc.                                      265,700          14,470,022
SBC Communications, Inc.                                                607,100    $     14,418,625
Sempra Energy                                                           289,500          11,959,245
Time Warner, Inc. (a)                                                 1,122,700          18,760,317
UnitedHealth Group, Inc.                                                689,200          35,934,888
Univision Communications, Inc. (a)                                      343,500           9,463,425
Veritas Software Corp. (a)                                              408,800           9,974,720
Waters Corp. (a)                                                         70,200           2,609,334
WellPoint, Inc. (a)                                                     244,400          17,020,016
Wells Fargo & Co.                                                       602,000          37,071,160
Wyeth                                                                   555,100          24,701,950
Xilinx, Inc.                                                            288,700           7,361,850
                                                                                   ----------------
Total U.S. Equities                                                                   1,137,083,925
                                                                                   ----------------

INTERNATIONAL EQUITIES -- 21.89%
AUSTRALIA -- 0.71%
Australia & New Zealand Banking
  Group Ltd. (b)                                                        288,790           4,787,831
National Australia Bank Ltd. (b)                                        233,394           5,472,345
Qantas Airways Ltd.                                                   1,493,789           3,837,219
QBE Insurance Group Ltd.                                                604,713           7,388,908
                                                                                   ----------------
                                                                                         21,486,303
                                                                                   ----------------

AUSTRIA -- 0.22%
Telekom Austria AG (b)                                                  338,550           6,586,540
                                                                                   ----------------

BELGIUM -- 0.36%
Fortis                                                                  152,625           4,240,597
KBC Groep NV                                                             52,801           4,174,206
Solvay S.A.                                                              25,270           2,598,886
                                                                                   ----------------
                                                                                         11,013,689
                                                                                   ----------------

CANADA -- 0.99%
Alcan, Inc.                                                             153,520           4,610,112
Bank of Nova Scotia (b)                                                 127,600           4,223,468
Canadian National Railway Co.                                            49,100           2,833,433
Canadian Tire Corp. Ltd.                                                 58,900           2,722,827
Cott Corp. (a)                                                          135,800           2,959,260
Magna International, Inc., Class A                                       40,200           2,824,634
Petro-Canada                                                             80,300           5,228,548
Shoppers Drug Mart Corp.                                                132,800           4,608,099
                                                                                   ----------------
                                                                                         30,010,381
                                                                                   ----------------

DENMARK -- 0.06%
A.P. Moller - Maersk A/S                                                    177           1,690,836
                                                                                   ----------------

FINLAND -- 0.55%
Nokia Oyj                                                               628,607          10,540,169
UPM-Kymmene Oyj                                                         324,440           6,233,471
                                                                                   ----------------
                                                                                         16,773,640
                                                                                   ----------------

FRANCE -- 2.05%
BNP Paribas (b)                                                          96,547           6,627,358
Christian Dior S.A.                                                      19,233           1,492,532
France Telecom S.A. (b)                                                 378,108          11,059,396
LVMH Moet Hennessy Louis Vuitton S.A. (b)                                35,712           2,762,699
Pernod-Ricard S.A. (b)                                                   13,864           2,215,548
Sanofi-Aventis (b)                                                      137,561          11,307,946
Total S.A.                                                               95,429          22,447,696
Unibail (b)                                                              34,957           4,490,226
                                                                                   ----------------
                                                                                         62,403,401
                                                                                   ----------------

                                                                    SHARES              VALUE
                                                               ----------------    ----------------
GERMANY -- 1.00%
Bayerische Motoren Werke AG                                              75,892    $      3,466,581
Deutsche Postbank AG                                                     76,804           3,781,609
Deutsche Telekom AG                                                     344,993           6,390,286
E.ON AG                                                                 102,519           9,144,766
Fresenius Medical Care AG (b)                                            50,994           4,362,875
Hannover Rueckversicherung AG (b)                                        52,641           1,991,557
Premiere AG (a) (b)                                                      38,977           1,349,563
                                                                                   ----------------
                                                                                         30,487,237
                                                                                   ----------------

HONG KONG -- 0.37%
Esprit Holdings Ltd.                                                    477,500           3,455,338
Hutchison Telecommunications
  International Ltd. (a) (b)                                          2,087,000           2,067,320
Sun Hung Kai Properties Ltd.                                            351,000           3,465,613
Yue Yuen Industrial Holdings (b)                                        727,000           2,225,901
                                                                                   ----------------
                                                                                         11,214,172
                                                                                   ----------------

IRELAND -- 0.61%
Bank of Ireland                                                         785,918          12,768,749
CRH PLC                                                                 213,713           5,679,160
                                                                                   ----------------
                                                                                         18,447,909
                                                                                   ----------------

ITALY -- 0.44%
ENI SpA (b)                                                             210,277           5,424,926
UniCredito Italiano SpA (b)                                           1,515,939           8,015,549
                                                                                   ----------------
                                                                                         13,440,475
                                                                                   ----------------

JAPAN -- 4.57%
Aeon Co., Ltd.                                                          207,700           3,169,576
Asahi Breweries, Ltd. (b)                                               271,400           3,237,892
Bank of Yokohama, Ltd.                                                  807,000           4,668,234
Bridgestone Co.                                                          16,000             308,275
Canon, Inc. (b)                                                         148,000           7,800,018
East Japan Railway Co.                                                      832           4,279,758
Fast Retailing Co., Ltd. (b)                                             34,200           1,777,746
Fuji Photo Film Co., Ltd.                                               104,400           3,363,487
Funai Electric Co., Ltd. (b)                                             30,600           3,142,568
Honda Motor Co., Ltd.                                                    88,700           4,378,567
Kao Corp.                                                               197,000           4,648,994
KDDI Corp.                                                                  717           3,319,385
Meitec Corp. (b)                                                         40,500           1,246,323
Mitsubishi Corp. (b)                                                    359,500           4,892,392
Mitsui Fudosan Co., Ltd.                                                361,000           4,055,997
Mitsui Sumitomo Insurance Co., Ltd.                                     378,000           3,407,833
Murata Manufacturing Co., Ltd.                                           63,000           3,212,255
NEC Electronics Corp. (b)                                                30,500           1,376,230
NGK Spark Plug Co., Ltd. (b)                                            183,000           2,112,237
Nippon Paper Group, Inc. (b)                                                676           2,482,917
Nissan Motor Co., Ltd. (b)                                              699,000           6,926,288
Nitto Denko Corp.                                                       110,000           6,313,510
NOK Corp. (b)                                                           130,100           3,639,653
Nomura Holdings, Inc. (b)                                               178,600           2,138,816
NTN Corp. (b)                                                           369,000           1,984,695
NTT DoCoMo, Inc.                                                          4,388           6,494,287
Rohm Co., Ltd.                                                           72,400           6,991,066
Sekisui House Ltd. (b)                                                  409,000           4,137,614
Shin-Etsu Chemical Co., Ltd.                                            138,600           5,265,824
SKY Perfect Communications, Inc. (b)                                      1,015             765,761
Sompo Japan Insurance, Inc.                                             569,000           5,751,105
Sumitomo Mitsui Financial Group, Inc.                                       908    $      6,147,733
Sumitomo Trust & Banking Co., Ltd. (b)                                  502,000           3,057,937
Takefuji Corp.                                                           52,320           3,541,197
Tokyo Gas Co., Ltd. (b)                                                 740,000           2,771,410
Yamaha Corp. (b)                                                        162,700           2,540,123
Yokogawa Electric Corp.                                                 275,200           3,404,920
                                                                                   ----------------
                                                                                        138,752,623
                                                                                   ----------------

NETHERLANDS -- 1.59%
ABN AMRO Holding NV                                                     632,759          15,589,111
ASML Holding NV (a) (b)                                                 286,159           4,510,628
Heineken NV                                                               7,349             227,231
Koninklijke (Royal) Philips Electronics NV                              150,176           3,799,841
Reed Elsevier NV                                                        295,043           4,114,873
Royal KPN NV                                                            501,961           4,217,431
TNT NV                                                                  334,194           8,476,202
VNU NV (b)                                                              258,722           7,226,027
                                                                                   ----------------
                                                                                         48,161,344
                                                                                   ----------------

NORWAY -- 0.13%
Telenor ASA                                                             499,400           3,991,197
                                                                                   ----------------

SINGAPORE -- 0.08%
DBS Group Holdings Ltd.                                                 300,000           2,542,524
                                                                                   ----------------

SPAIN -- 0.16%
Repsol YPF S.A. (b)                                                     189,428           4,852,644
                                                                                   ----------------

SWEDEN -- 0.24%
Electrolux AB, B Shares                                                 190,100           4,053,253
Sandvik AB (b)                                                           89,000           3,310,880
                                                                                   ----------------
                                                                                          7,364,133
                                                                                   ----------------

SWITZERLAND -- 2.27%
Actelion NV (a) (b)                                                      36,631           3,805,781
Adecco S.A. (b)                                                          96,348           4,392,103
Credit Suisse Group                                                     388,197          15,317,585
Holcim Ltd.                                                              89,781           5,466,332
Nestle S.A.                                                              23,625           6,048,708
Novartis AG                                                             170,335           8,117,205
Roche Holding AG (b)                                                    107,152          13,566,509
Serono S.A.                                                                 542             346,498
Straumann Holding AG (b)                                                 15,167           3,161,025
Swiss Reinsurance                                                       140,082           8,616,393
                                                                                   ----------------
                                                                                         68,838,139
                                                                                   ----------------

UNITED KINGDOM -- 5.49%
AstraZeneca PLC                                                          82,229           3,406,215
Balfour Beatty PLC                                                      285,610           1,693,247
Barclays PLC                                                          1,285,503          12,799,830
BP PLC                                                                1,866,694          19,440,002
Collins Stewart Tullett PLC                                             247,246           1,979,889
Diageo PLC                                                              699,388          10,317,276
Electrocomponents PLC                                                   565,792           2,439,040
Gallaher Group PLC                                                      478,929           7,116,603
GUS PLC                                                                 233,640           3,687,428
HBOS PLC                                                                335,666           5,177,323
ITV PLC                                                                 900,509           1,985,364
Kesa Electricals PLC                                                    630,013           3,156,301
Kingfisher PLC                                                        1,362,710           6,008,770
O2 PLC (a)                                                            3,344,521           8,168,033

                                                                    SHARES              VALUE
                                                               ----------------    ----------------
Prudential PLC                                                        1,220,632    $     10,857,562
Rentokil Initial PLC                                                    646,664           1,851,683
Royal Bank of Scotland Group PLC                                        557,938          16,861,281
Scottish & Southern Energy PLC                                          199,287           3,618,557
Taylor Nelson Sofres PLC                                                792,311           3,106,639
Tesco PLC                                                             2,125,884          12,146,099
Vodafone Group PLC                                                    9,901,120          24,136,277
Wolseley PLC                                                            174,960           3,681,747
WPP Group PLC                                                           298,724           3,076,148
                                                                                   ----------------
                                                                                        166,711,314
                                                                                   ----------------
Total International Equities                                                            664,768,501
                                                                                   ----------------
Total Equities (Cost $1,680,033,639)                                                  1,801,852,426
                                                                                   ----------------

                                                                     FACE
                                                                    AMOUNT
                                                               ----------------
BONDS -- 21.06%
U.S. BONDS -- 16.97%
U.S. CORPORATE BONDS -- 2.60%
Alcoa, Inc.
  6.000%, due 01/15/12                                         $        500,000             541,490
Allstate Corp.
  7.200%, due 12/01/09                                                  525,000             586,196
Altria Group, Inc. (b)
  7.750%, due 01/15/27                                                  525,000             630,440
American Electric Power Co., Inc.
  6.125%, due 05/15/06                                                  373,000             379,553
American General Finance Corp.
  5.375%, due 10/01/12                                                  630,000             650,329
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                                                  125,000             148,605
AT&T Corp.
  9.750%, due 11/15/31                                                  450,000             585,563
AvalonBay Communities, Inc.
  7.500%, due 08/01/09                                                  275,000             306,612
Avon Products, Inc.
  7.150%, due 11/15/09                                                  195,000             217,515
Bank of America Corp.
  7.400%, due 01/15/11                                                2,000,000           2,288,958
BellSouth Corp.
  6.550%, due 06/15/34                                                  675,000             768,553
Boeing Capital Corp.
  7.375%, due 09/27/10                                                  700,000             800,717
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                                  425,000             427,125
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                                  300,000             320,967
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29                                                  425,000             527,491
C.S. First Boston USA, Inc.
  3.875%, due 01/15/09                                                  575,000             568,240
  6.500%, due 01/15/12                                                  450,000             500,126
Capital One Financial Corp.
  5.500%, due 06/01/15                                                  685,000             700,782
Caterpillar, Inc.
  6.550%, due 05/01/11                                                  275,000             304,993
Cendant Corp.
  6.250%, due 01/15/08                                                  300,000             312,935
Centex Corp.
  7.875%, due 02/01/11                                         $        700,000    $        800,265
Citigroup, Inc.
  5.000%, due 09/15/14                                                1,275,000           1,304,256
  5.150%, due 05/21/26                                         GBP      580,000           1,070,009
  5.625%, due 08/27/12                                         $      1,415,000           1,511,403
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                                1,800,000           1,985,859
Computer Sciences Corp.
  3.500%, due 04/15/08                                                  325,000             317,498
ConAgra Foods, Inc.
  6.750%, due 09/15/11                                                  525,000             580,990
Coors Brewing Co.
  6.375%, due 05/15/12                                                  300,000             325,422
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                                  850,000             825,319
DaimlerChrysler N.A. Holding Corp.
  4.050%, due 06/04/08                                                2,550,000           2,510,944
Devon Financing Corp. ULC
  6.875%, due 09/30/11                                                1,050,000           1,174,915
Dominion Resources, Inc.
  8.125%, due 06/15/10                                                  450,000             518,486
Dow Chemical Co.
  6.125%, due 02/01/11                                                1,325,000           1,438,560
Duke Capital LLC
  5.668%, due 08/15/14                                                  975,000           1,012,909
Duke Energy Field Services LLC
  7.875%, due 08/16/10                                                1,000,000           1,147,981
Eastman Kodak Co.
  6.375%, due 06/15/06                                                  300,000             302,934
EOP Operating LP
  7.250%, due 06/15/28                                                1,000,000           1,165,689
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                  700,000             810,548
FirstEnergy Corp., Series B
  6.450%, due 11/15/11                                                  700,000             764,838
Ford Motor Co.
  7.450%, due 07/16/31                                                  575,000             480,019
Ford Motor Credit Co.
  5.800%, due 01/12/09                                                3,425,000           3,251,339
FPL Group Capital, Inc.
  7.625%, due 09/15/06                                                  300,000             312,275
General Electric Capital Corp.
  6.000%, due 06/15/12                                                4,200,000           4,580,596
  6.750%, due 03/15/32                                                  525,000             647,844
General Motors Acceptance Corp.
  6.875%, due 09/15/11                                                2,975,000           2,746,187
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                                2,525,000           2,815,456
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                                  275,000             300,377
Hartford Financial Services Group, Inc.
  4.700%, due 09/01/07                                                  575,000             577,981
HSBC Finance Corp.
  6.750%, due 05/15/11                                                1,350,000           1,498,433
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                                  600,000             595,442
International Lease Finance Corp.
  3.500%, due 04/01/09                                                  825,000             794,437

                                                                     FACE
                                                                    AMOUNT              VALUE
                                                               ----------------    ----------------
International Paper Co.
  6.750%, due 09/01/11                                         $        300,000    $        327,014
John Deere Capital Corp.
  7.000%, due 03/15/12                                                  700,000             803,104
JPMorgan Chase & Co.
  6.750%, due 02/01/11                                                1,550,000           1,714,145
Kraft Foods, Inc.
  5.625%, due 11/01/11                                                  975,000           1,034,302
Kroger Co.
  7.500%, due 04/01/31                                                  400,000             481,707
Lincoln National Corp.
  6.200%, due 12/15/11                                                  275,000             300,842
Lockheed Martin Corp.
  8.500%, due 12/01/29                                                  250,000             361,044
Marathon Oil Corp.
  6.125%, due 03/15/12                                                  400,000             435,363
Marsh & McLennan Cos., Inc.
  6.250%, due 03/15/12                                                  470,000             496,068
McKesson Corp.
  7.750%, due 02/01/12                                                  450,000             522,933
Miller Brewing Co., 144A
  5.500%, due 08/15/13                                                1,000,000           1,036,311
Morgan Stanley
  6.750%, due 04/15/11                                                2,325,000           2,574,324
Motorola, Inc.
  7.625%, due 11/15/10                                                  265,000             303,220
New Cingular Wireless Services, Inc.
  8.750%, due 03/01/31                                                  375,000             525,614
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                                                  140,000             135,692
News America, Inc.
  6.200%, due 12/15/34                                                  550,000             577,221
Northwest Airlines, Inc.
  8.072%, due 10/01/19                                                  345,304             377,292
Pacific Gas & Electric Co.
  6.050%, due 03/01/34                                                  725,000             799,015
PPL Energy Supply LLC
  6.400%, due 11/01/11                                                  650,000             711,838
Progress Energy, Inc.
  7.000%, due 10/30/31                                                  300,000             346,499
PSEG Power LLC
  7.750%, due 04/15/11                                                  500,000             576,459
Qwest Capital Funding, Inc. (b)
  7.900%, due 08/15/10                                                   95,000              94,525
Rohm & Haas Co.
  7.850%, due 07/15/29                                                  275,000             374,781
Safeway, Inc.
  7.250%, due 02/01/31                                                  520,000             602,142
SBC Communications, Inc.
  5.875%, due 02/01/12                                                  475,000             507,763
Sempra Energy
  7.950%, due 03/01/10                                                  275,000             312,281
Sprint Capital Corp.
  8.375%, due 03/15/12                                                  775,000             932,186
Time Warner, Inc.
  7.625%, due 04/15/31                                                  725,000             905,445
TXU Energy Co. LLC
  7.000%, due 03/15/13                                                  700,000             780,662
U.S. Bank N.A.
  6.375%, due 08/01/11                                         $        625,000    $        689,558
Union Pacific Corp.
  6.700%, due 12/01/06                                                  475,000             490,543
UST, Inc.
  6.625%, due 07/15/12                                                  250,000             279,365
Valero Energy Corp.
  7.500%, due 04/15/32                                                  745,000             919,568
Verizon New York, Inc., Series B
  7.375%, due 04/01/32                                                  975,000           1,145,154
Viacom, Inc.
  6.625%, due 05/15/11                                                  400,000             429,642
Wachovia Bank N.A.
  7.800%, due 08/18/10                                                1,150,000           1,335,771
Washington Mutual, Inc.
  5.625%, due 01/15/07                                                2,000,000           2,044,104
Waste Management, Inc.
  7.375%, due 08/01/10                                                  275,000             307,519
Wells Fargo Bank N.A.
  6.450%, due 02/01/11                                                1,625,000           1,792,393
Weyerhaeuser Co.
  7.375%, due 03/15/32                                                  500,000             589,588
Wyeth
  5.500%, due 03/15/13                                                  350,000             368,358
                                                                                   ----------------
                                                                                         79,077,756
                                                                                   ----------------

ASSET-BACKED SECURITIES -- 0.69%
AmeriCredit Automobile Receivables Trust,
  01-B, Class A4
  5.370%, due 06/12/08                                                  354,988             356,379
Associates Manufactured Housing
  Pass Thru CTFS, 99-2, Class A5
  6.900%, due 06/15/27                                                  162,128             163,763
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1+
  3.610%, due 01/15/09                                                  280,000             280,778
CenterPoint Energy Transition Bond Co.
  LLC, 01-1, Class A4
  5.630%, due 09/15/15                                                  310,000             332,249
Conseco Finance Corp., 01-D, Class M2+
  4.970%, due 11/15/32                                                2,263,849           2,283,817
Conseco Finance Securitizations Corp.,
  00-1, Class A4
  7.620%, due 05/01/31                                                1,636,469           1,658,423
Conseco Finance Securitizations Corp.,
  00-2, Class A4
  8.480%, due 12/01/30                                                1,558,351           1,600,278
Conseco Finance Securitizations Corp.,
  00-5, Class A4
  7.470%, due 02/01/32                                                  472,331             480,818
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A+
  3.734%, due 12/25/32                                                  116,336             116,978
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A+
  3.654%, due 06/25/33                                                  543,330             544,319
First Franklin Mortgage Loan Asset Backed
  Certificates, 04-FFB, Class A1 (c)
  4.167%, due 06/25/24                                                  920,410             918,101

                                                                     FACE
                                                                    AMOUNT              VALUE
                                                               ----------------    ----------------
Green Tree Financial Corp.,
  96-4, Class A6
  7.400%, due 06/15/27                                         $        354,765    $        378,545
Metris Master Trust, 04-2, Class B+
  3.930%, due 10/20/10                                                1,500,000           1,505,157
Metris Master Trust, 04-2, Class C, 144A+
  4.610%, due 10/20/10                                                2,500,000           2,520,703
Peco Energy Transition Trust,
  99-A, Class A7
  6.130%, due 03/01/09                                                  230,000             241,684
Providian Gateway Master Trust,
  04-AA, Class A, 144A+
  3.450%, due 03/15/11                                                2,000,000           2,005,600
Providian Gateway Master Trust,
  04-AA, Class C, 144A+
  4.120%, due 03/15/11                                                  400,000             402,800
Providian Gateway Master Trust,
  04-AA, Class D, 144A+
  5.070%, due 03/15/11                                                  460,000             468,740
Providian Gateway Master Trust,
  04-BA, Class D, 144A+
  4.620%, due 07/15/10                                                  840,000             846,468
Providian Gateway Master Trust,
  04-EA, Class C, 144A+
  3.800%, due 11/15/11                                                3,000,000           3,006,797
RAFC Asset-Backed Trust,
  01-1, Class A3 (c)
  5.115%, due 11/25/29                                                  195,710             195,531
Sears Credit Account Master Trust,
  01-1, Class A+
  3.400%, due 02/15/10                                                  280,000             279,985
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.357%, due 01/25/31                                                  251,143             239,222
Vanderbilt Mortgage Finance,
  00-B, Class IA3
  8.255%, due 05/07/17                                                   33,790              34,230
                                                                                   ----------------
                                                                                         20,861,365
                                                                                   ----------------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.67%
Asset Securitization Corp.,
  95-MD4, Class A3+
  7.384%, due 08/13/29                                                3,250,000           3,468,927
C.S. First Boston Mortgage Securities Corp.,
  99-C1 Class A2
  7.290%, due 09/15/41                                                4,100,000           4,507,977
Commercial Mortgage Pass-Through
  Certificates, 01-FL5A, Class E, 144A+
  4.720%, due 11/15/13                                                  268,360             268,272
Commercial Mortgage Pass-Through
  Certificates, 01-FL5A, Class F, 144A+
  3.884%, due 11/15/13                                                  515,000             510,394
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 11/10/33                                                1,275,000           1,427,399
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B
  7.340%, due 10/10/32                                                  385,000             429,490
First Union Commercial Mortgage
  Securities, Inc., 97-C2, Class A3
  6.650%, due 11/18/29                                         $        910,932    $        952,437
Four Times Square Trust,
  00-4TS, Class C, 144A
  7.860%, due 04/15/15                                                6,000,000           6,826,451
Greenwich Capital Commercial Funding
  Corp., 03-FL1, Class A, 144A+
  3.470%, due 07/05/18                                                   68,564              68,575
GS Mortgage Securities Corp.,
  II, 98-GLII, Class A1
  6.312%, due 04/13/31                                                1,592,474           1,633,251
Heller Financial Commercial Mortgage
  Assets, 99-PH1, Class A1
  6.500%, due 05/15/31                                                  536,603             548,297
Host Marriott Pool Trust,
  99-HMTA, Class A, 144A
  6.980%, due 08/03/15                                                  266,703             281,787
Host Marriott Pool Trust,
  99-HMTA, Class C, 144A
  7.730%, due 08/03/15                                                  750,000             832,884
Host Marriott Pool Trust,
  99-HMTA, Class D, 144A
  7.970%, due 08/03/15                                                5,300,000           5,831,210
Host Marriott Pool Trust,
  99-HMTA, Class E, 144A
  8.070%, due 08/03/15                                                  460,000             499,138
JPMorgan Commercial Mortgage Finance
  Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                                  456,043             471,371
JPMorgan Commercial Mortgage Finance
  Corp., 99-C8, Class A2
  7.400%, due 07/15/31                                                1,000,000           1,099,841
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                                                  330,549             336,511
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                                  580,000             641,642
Mach One Trust Commercial
  Mortgage-Backed,
  04-1A, Class A1, 144A
  3.890%, due 05/28/40                                                2,654,658           2,621,475
Meristar Commercial Mortgage Trust,
  99-C1, Class A2, 144A
  7.610%, due 03/03/16                                                6,500,000           7,262,232
Merrill Lynch Mortgage Investors, Inc.,
  97-C1, Class A3
  7.120%, due 06/18/29                                                  193,846             199,345
Merrill Lynch Mortgage Investors, Inc.,
  98-C1, Class A1+
  6.310%, due 11/15/26                                                  961,948             970,752
Morgan Stanley Capital I,
  96-WF1, Class A3, 144A+
  7.708%, due 11/15/28                                                  149,719             150,237
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A1
  7.420%, due 11/15/36                                                  228,739             240,243

                                                                     FACE
                                                                    AMOUNT              VALUE
                                                               ----------------    ----------------
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A2
  7.570%, due 11/15/36                                         $        150,000    $        168,200
Nomura Asset Securities Corp.,
  96-MD5, Class A4+
  8.268%, due 04/13/39                                                3,500,000           3,626,820
Nomura Asset Securities Corp.,
  98-D6, Class A1A
  6.280%, due 03/15/30                                                  944,751             963,258
PNC Mortgage Acceptance Corp.,
  00-C1, Class A2
  7.610%, due 02/15/10                                                2,000,000           2,231,411
Prudential Mortgage Capital Funding LLC,
  01-ROCK, Class A2
  6.605%, due 05/10/34                                                1,055,000           1,168,637
Salomon Brothers Mortgage Securities VII,
  00-C3, Class A2
  6.592%, due 12/18/33                                                  540,000             590,375
                                                                                   ----------------
                                                                                         50,828,839
                                                                                   ----------------

MORTGAGE & AGENCY DEBT SECURITIES -- 7.50%
Adjustable Rate Mortgage Trust,
  05-2, Class CB1+
  4.894%, due 06/25/35                                                5,752,802           5,757,300
Bear Stearns Alt-A Trust,
  05-3, Class B1+
  5.420%, due 04/25/35                                                7,397,158           7,572,840
C.S. First Boston Mortgage Securities Corp.,
  01-26, Class 5A1+
  7.404%, due 11/25/31                                                  129,568             129,999
C.S. First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                                   33,210              33,958
C.S. First Boston Mortgage Securities Corp.,
  03-27, Class 9A1
  7.000%, due 11/25/33                                                  443,998             454,626
C.S. First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                                1,086,496           1,098,856
Countrywide Alternative Loan Trust,
  05-J2, Class 2A1
  7.500%, due 04/25/35                                                3,626,930           3,763,441
Countrywide Home Loan Mortgage
  Pass Thru Trust, 03-20, Class 3A2
  4.750%, due 07/25/18                                                  687,972             687,083
Federal Home Loan Mortgage Corp.
  3.875%, due 06/15/08                                                5,645,000           5,646,067
  3.875%, due 01/12/09                                                7,085,000           7,023,623
  5.000%, due 01/30/14                                                5,335,000           5,349,335
  5.125%, due 07/15/12 (b)                                            6,850,000           7,261,089
  5.625%, due 03/15/11                                                5,295,000           5,717,027
Federal Home Loan Mortgage Corp.,
  2148, Class ZA
  6.000%, due 04/15/29                                                1,072,730           1,095,973
Federal Home Loan Mortgage Corp.,
  2426, Class GH
  6.000%, due 08/15/30                                                  940,590             955,329
Federal Home Loan Mortgage Corp., Gold
  5.000%, due 11/01/07                                                   81,765              82,901
  5.500%, due 09/01/17                                                   68,190              70,012
  5.500%, due 01/01/18                                         $        139,798    $        143,532
  5.500%, due 04/01/18                                                  454,748             466,990
  5.500%, due 01/01/19                                                2,140,476           2,198,100
  6.000%, due 12/01/17                                                  379,734             392,622
  6.000%, due 10/01/29                                                   37,497              38,563
  6.000%, due 12/01/30                                                  462,690             475,475
  6.000%, due 03/01/31                                                  597,908             614,647
  6.000%, due 07/01/34                                                2,002,484           2,054,652
  6.000%, due 11/01/34                                                4,319,206           4,431,729
  6.500%, due 02/01/17                                                  155,206             161,511
  6.500%, due 10/01/17                                                  763,881             794,986
  6.500%, due 01/01/29                                                2,484,203           2,581,255
  6.500%, due 04/01/29                                                   84,697              87,974
  6.500%, due 11/01/29                                                1,681,854           1,747,432
  7.000%, due 06/01/28                                                  269,923             284,651
  7.000%, due 04/01/32                                                2,569,559           2,705,722
Federal National Mortgage Association
  3.323%, due 09/01/33+                                                 160,574             162,566
  3.782%, due 08/01/33+                                               3,821,177           3,816,476
  3.945%, due 05/01/33+                                                 486,273             498,885
  4.300%, due 03/01/34+                                                 572,308             574,569
  4.371%, due 01/01/35+                                               4,026,586           4,028,819
  4.383%, due 06/01/33+                                                 410,983             413,116
  4.664%, due 01/01/35+                                               5,823,550           5,865,168
  4.951%, due 02/01/35+                                              13,193,041          13,283,496
  5.500%, due 03/15/11 (b)                                            5,670,000           6,081,920
  5.500%, due 12/01/17                                                5,103,937           5,234,700
  5.500%, due 11/01/23                                                  202,914             205,792
  5.500%, due 04/01/24                                                7,176,613           7,323,732
  6.000%, due 05/15/08                                                2,620,000           2,769,458
  6.000%, due 09/01/08                                                2,042,979           2,100,676
  6.000%, due 06/01/14                                                1,488,501           1,540,097
  6.000%, due 08/01/17                                                  943,378             975,731
  6.000%, due 04/01/18                                                  410,909             424,983
  6.000%, due 03/01/20                                                6,970,166           7,210,426
  6.000%, due 11/01/28                                                  181,465             186,620
  6.000%, due 03/01/29                                                1,085,755           1,115,937
  6.000%, due 07/01/29                                                  934,106             961,266
  6.000%, due 06/01/31                                                   17,052              17,522
  6.000%, due 01/01/33                                                2,778,519           2,850,427
  6.250%, due 02/01/11 (b)                                            5,535,000           6,065,065
  6.500%, due 12/01/10                                                2,248,772           2,323,608
  6.500%, due 03/01/17                                                  698,428             727,400
  6.500%, due 06/01/17                                                  728,543             758,751
  6.500%, due 03/01/28                                                  189,844             197,154
  6.500%, due 05/01/28                                                2,175,612           2,259,293
  6.500%, due 07/01/28                                                4,677,581           4,857,496
  6.500%, due 10/01/28                                                1,197,004           1,243,045
  6.500%, due 12/01/28                                                  198,658             206,299
  6.500%, due 04/01/29                                                  748,569             777,385
  6.500%, due 06/01/29                                                  847,709             880,363
  6.500%, due 08/01/29                                                  261,306             271,371
  6.500%, due 10/01/29                                                2,070,729           2,150,376
  6.500%, due 12/01/29                                                2,434,698           2,528,451
  6.500%, due 05/01/30                                                  183,610             190,672
  6.500%, due 11/01/31                                                   11,662              12,096
  6.500%, due 07/01/32                                                5,203,378           5,394,039

                                                                     FACE
                                                                    AMOUNT              VALUE
                                                               ----------------    ----------------
  6.500%, due 01/01/35                                         $      4,050,320    $      4,193,121
  7.000%, due 08/01/32                                                1,376,150           1,451,625
  7.000%, due 05/01/33                                                  206,030             217,273
  7.000%, due 01/01/34                                                  929,112             981,512
  7.500%, due 05/01/31                                                   30,327              32,405
  7.500%, due 02/01/33                                                  490,259             524,132
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                    1,752               1,919
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                                  487,197             514,182
Federal National Mortgage Association
  Grantor Trust, 01-T4, Class A1
  7.500%, due 07/25/41                                                2,134,074           2,295,082
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3+
  7.500%, due 06/19/30                                                  107,885             114,628
Federal National Mortgage Association
  Grantor Trust, 02-T19, Class A1
  6.500%, due 07/25/42                                                2,640,270           2,752,400
Federal National Mortgage Association
  Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41                                                  117,676             123,619
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A+
  4.395%, due 08/25/42                                                  386,192             395,437
Federal National Mortgage Association
  Whole Loan, 04-W11, Class 1A3
  7.000%, due 05/25/44                                                3,002,703           3,184,492
First Horizon Alternative Mortgage
  Securities, 04-AA3, Class A1+
  5.346%, due 09/25/34                                                1,909,214           1,931,238
First Horizon Asset Securities, Inc.,
  04-FL1, Class 1A1+
  3.584%, due 02/25/35                                                2,189,882           2,188,023
Government National Mortgage Association
  6.500%, due 08/20/31                                                4,102,699           4,369,051
Government National Mortgage Association
  4.125%, due 10/20/29+                                                 294,741             298,951
  6.000%, due 11/20/28                                                   53,570              55,260
  6.000%, due 01/15/29                                                   61,117              63,162
  6.000%, due 02/20/29                                                   45,973              47,409
  6.000%, due 05/20/29                                                  116,414             120,050
  6.000%, due 07/15/29                                                1,081,294           1,117,479
  6.500%, due 03/15/26                                                  525,525             550,661
  6.500%, due 04/15/31                                                  549,876             574,961
  6.500%, due 01/20/34                                                1,318,616           1,375,719
  8.000%, due 12/15/22                                                   14,795              16,015
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1++(d)
  1.000%, due 08/25/28                                               10,361,400             133,160
Residential Asset Securitization Trust,
  04-IP2, Class B1+
  5.482%, due 12/25/34                                                5,654,857           5,718,474
Sequoia Mortgage Trust,
  04-11, Class XAI++(d)
  0.802%, due 12/20/34                                               76,168,865           1,943,540
Structured Adjustable Rate Mortgage Loan
  Trust, 04-3AC, Class A1+
  4.940%, due 03/25/34                                         $        981,994    $        988,207
Structured Asset Securities Corp.,
  02-23XS, Class A7 (c)
  6.080%, due 11/25/32                                                5,170,000           5,213,060
Washington Mutual, Inc.,
  04-AR7, Class A6+
  3.953%, due 07/25/34                                               10,000,000           9,881,805
Wells Fargo Mortgage Backed Securities
  Trust, 03-18, Class A2
  5.250%, due 12/25/33                                                4,010,402           3,972,054
                                                                                   ----------------
                                                                                        227,704,652
                                                                                   ----------------

MUNICIPAL NOTES AND BONDS -- 0.19%
Puerto Rico Electric Power Authority
  Revenue Bonds
  5.000%, due 07/01/35                                                5,440,000           5,870,903
                                                                                   ----------------

U.S. GOVERNMENT OBLIGATIONS -- 4.32%
U.S. Treasury Bonds
  6.250%, due 08/15/23 (b)                                              150,000             186,932
  6.250%, due 05/15/30 (b)                                            4,140,000           5,392,511
  8.750%, due 05/15/17 (b)                                            2,765,000           3,970,042
U.S. Treasury Notes
  2.000%, due 01/15/14 (e)                                           23,422,650          24,126,243
  3.375%, due 02/28/07 (b)                                            7,310,000           7,278,019
  3.625%, due 04/30/07                                               13,975,000          13,967,356
  3.625%, due 01/15/10 (b)                                           25,685,000          25,563,587
  3.750%, due 03/31/07 (e)                                           49,330,000          49,405,130
  4.750%, due 05/15/14 (b)                                            1,170,000           1,241,480
                                                                                   ----------------
                                                                                        131,131,300
                                                                                   ----------------
Total U.S. Bonds                                                                        515,474,815
                                                                                   ----------------

INTERNATIONAL BONDS -- 4.09%
INTERNATIONAL CORPORATE BONDS -- 0.23%
CANADA -- 0.05%
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                         $        300,000             378,750
Bombardier, Inc., 144A (b)
  6.300%, due 05/01/14                                                  900,000             814,500
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                                  250,000             275,885
                                                                                   ----------------
                                                                                          1,469,135
                                                                                   ----------------

FRANCE -- 0.06%
BNP Paribas (b)
  5.750%, due 01/24/22                                         GBP      684,000           1,343,223
France Telecom S.A. (b)
  8.500%, due 03/01/31                                         $        205,000             285,812
                                                                                   ----------------
                                                                                          1,629,035
                                                                                   ----------------

LUXEMBOURG -- 0.01%
Telecom Italia Capital S.A.
  5.250%, due 11/15/13                                         $        325,000             329,942
                                                                                   ----------------

NETHERLANDS -- 0.01%
Deutsche Telekom International Finance BV
  8.750%, due 06/15/30                                         $        295,000             399,424
                                                                                   ----------------

                                                                     FACE
                                                                    AMOUNT              VALUE
                                                               ----------------    ----------------
UNITED KINGDOM -- 0.10%
Abbey National PLC
  7.950%, due 10/26/29                                         $        295,000    $        401,150
Halifax PLC
  9.375%, due 05/15/21                                         GBP      400,000           1,059,104
HSBC Holdings PLC
  5.250%, due 12/12/12                                         $        325,000             338,231
National Westminster Bank PLC
  6.500%, due 09/07/21                                         GBP      510,000           1,074,737
Royal Bank of Scotland Group PLC
  9.118%, due 03/31/10                                                  225,000             267,961
                                                                                   ----------------
                                                                                          3,141,183
                                                                                   ----------------
Total International Corporate Bonds                                                       6,968,719
                                                                                   ----------------

INTERNATIONAL ASSET-BACKED SECURITIES -- 0.29%
UNITED KINGDOM -- 0.29%
Granite Mortgages PLC,
  04-1, Class 1C+
  4.330%, due 03/20/44                                         $      5,125,000           5,145,807
Paragon Mortgages PLC,
  7A, Class B1A, 144A+
  4.018%, due 05/15/43                                                1,040,000           1,042,509
Permanent Financing PLC,
  04, Class 2C+
  4.099%, due 06/10/42                                                2,700,000           2,713,234
                                                                                   ----------------
                                                                                          8,901,550
                                                                                   ----------------

FOREIGN GOVERNMENT BONDS -- 3.56%
AUSTRALIA -- 0.18%
Government of Australia
  6.750%, due 11/15/06                                         AUD    7,120,000           5,537,300
                                                                                   ----------------

AUSTRIA -- 0.33%
Republic of Austria
  3.800%, due 10/20/13, 144A                                   EUR    3,300,000           4,228,174
  5.875%, due 07/15/06                                                4,620,000           5,811,271
                                                                                   ----------------
                                                                                         10,039,445
                                                                                   ----------------

BELGIUM -- 0.13%
Government of Belgium
  5.750%, due 03/28/08                                         EUR    2,890,000           3,828,843
                                                                                   ----------------

CANADA -- 0.16%
Government of Canada
  5.750%, due 06/01/29                                         CAD    1,120,000           1,111,075
  6.000%, due 06/01/08                                                2,670,000           2,359,815
  6.000%, due 06/01/11                                                  785,000             725,484
  8.000%, due 06/01/23                                                  520,000             625,745
                                                                                   ----------------
                                                                                          4,822,119
                                                                                   ----------------

FINLAND -- 0.23%
Government of Finland
  5.000%, due 07/04/07                                         EUR    1,610,000           2,060,117
  5.750%, due 02/23/11                                                3,570,000           5,026,540
                                                                                   ----------------
                                                                                          7,086,657
                                                                                   ----------------

FRANCE -- 0.64%
Government of France
  5.000%, due 10/25/16                                         EUR    2,900,000           4,092,607
  5.500%, due 04/25/07                                                1,705,000           2,190,091
  5.500%, due 04/25/10                                                3,300,000           4,535,888
  5.500%, due 04/25/29                                                3,300,000           5,173,297
  7.250%, due 04/25/06                                                2,750,000           3,466,314
                                                                                   ----------------
                                                                                         19,458,197
                                                                                   ----------------

GERMANY -- 1.31%
Bundesobligation
  3.500%, due 10/10/08                                         EUR    2,715,000    $      3,419,111
Deutsche Bundesrepublik
  4.500%, due 07/04/09                                                9,735,000          12,754,814
  4.750%, due 07/04/34                                                3,715,000           5,364,668
  6.000%, due 01/04/07                                               10,775,000          13,800,919
  6.500%, due 07/04/27                                                2,455,000           4,266,507
                                                                                   ----------------
                                                                                         39,606,019
                                                                                   ----------------

ITALY -- 0.11%
Buoni Poliennali Del Tesoro
  8.750%, due 07/01/06                                         EUR    2,655,000           3,424,753
                                                                                   ----------------

MEXICO -- 0.07%
United Mexican States
  8.125%, due 12/30/19                                         $      1,700,000           2,088,450
                                                                                   ----------------

NETHERLANDS -- 0.25%
Government of Netherlands
  4.000%, due 01/15/37                                         EUR    2,180,000           2,780,183
  5.000%, due 07/15/11                                                3,555,000           4,853,808
                                                                                   ----------------
                                                                                          7,633,991
                                                                                   ----------------

SWEDEN -- 0.06%
Government of Sweden
  6.750%, due 05/05/14                                         SEK    8,270,000           1,376,436
  8.000%, due 08/15/07                                                2,250,000             324,724
                                                                                   ----------------
                                                                                          1,701,160
                                                                                   ----------------

UNITED KINGDOM -- 0.09%
U.K. Gilts
  4.750%, due 09/07/15                                         GBP    1,245,000           2,339,632
  5.000%, due 03/07/25                                                  240,000             475,375
                                                                                   ----------------
                                                                                          2,815,007
                                                                                   ----------------
Total Foreign Government Bonds                                                          108,041,941
                                                                                   ----------------

SOVEREIGN/SUPRANATIONAL BOND -- 0.01%
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                                         $        320,000             363,200
                                                                                   ----------------
Total International Bonds                                                               124,275,410
                                                                                   ----------------
Total Bonds (Cost $644,755,457)                                                         639,750,225
                                                                                   ----------------

                                                                    SHARES
                                                               ----------------
INVESTMENT COMPANIES 10.45%
UBS Emerging Markets Equity
  Relationship Fund                                                  10,257,748         174,159,129
UBS High Yield Relationship Fund                                      3,165,711          59,464,074
UBS Small Cap Equity Relationship Fund                                2,175,127          83,940,992
                                                                                   ----------------
Total Investment Companies
  (Cost $257,160,508)                                                                   317,564,195
                                                                                   ----------------

SHORT-TERM INVESTMENTS -- 9.55%
OTHER -- 9.52%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 3.28%                                                    289,273,345         289,273,345
                                                                                   ----------------

                                                                    SHARES              VALUE
                                                               ----------------    ----------------
U.S. GOVERNMENT OBLIGATIONS -- 0.03%
U.S. Treasury Bills, yield of 2.64%
  due 07/21/05 (f)                                                    1,000,000    $        998,539
                                                                                   ----------------
Total Short-Term Investments
  (Cost $290,271,881)                                                                   290,271,884
                                                                                   ----------------

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED -- 5.69%
UBS Supplementary Trust--
  U.S. Cash Management Prime Fund,
  yield of 3.28%
  (Cost $172,863,161)                                               172,863,161         172,863,161
                                                                                   ----------------
Total Investments
  (Cost $3,045,084,646)-- 106.07%                                                     3,222,301,891

Liabilities, in excess of cash and
  other assets-- (6.07)%                                                               (184,396,532)
                                                                                   ----------------
Net Assets-- 100.00%                                                               $  3,037,905,359
                                                                                   ================

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $3,049,087,456; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                                                   $   217,427,842
            Gross unrealized depreciation                                                                       (44,213,407)
                                                                                                            ---------------
                     Net unrealized appreciation                                                            $   173,214,435
                                                                                                            ===============

+ Variable rate security - The rate disclosed is that in effect at June 30, 2005.
++ Interest Only Security. This security entitles the holder to receive interest from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount being received and cause the yield to increase.
(a)  Non-income producing security.
(b)  Securities, or portion thereof, were on loan at June 30, 2005.
(c) Step Bonds - Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2005. Maturity date disclosed is the ultimate maturity date.
(d) Security is illiquid. These securities amounted to $2,076,700 or 0.07% of net assets.
(e) All or a portion of these securities have been pledged to cover open forward foreign currency contracts.
(f) This security was pledged to cover margin requirements for futures contracts.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of these securities amounted to $43,663,449 or 1.44% of net assets.
AUD  Australian Dollar
CAD  Canadian Dollar
EUR  Euro
GBP  British Pound
SEK  Swedish Krona

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Allocation Fund had the following open forward foreign currency contracts as of June 30, 2005:

                                                                                                  UNREALIZED
                                                CONTRACTS          IN EXCHANGE       MATURITY    APPRECIATION/
                                                TO DELIVER            FOR             DATES     (DEPRECIATION)
                                            -----------------  -------------------  ----------  --------------
Australian Dollar                                  40,355,000  USD      30,397,404   12/05/05   $     (109,766)
British Pound                                      68,510,000  USD     124,644,696   12/05/05        2,299,539
British Pound                                      30,635,000  USD      55,607,549   12/05/05          899,566
Euro                                              104,920,000  USD     133,217,973   12/05/05        5,351,970
Swiss Franc                                        34,645,000  USD      28,660,655   12/05/05        1,278,797
United States Dollar                                6,552,924  AUD       8,620,000   12/05/05          (36,463)
United States Dollar                               15,006,805  CAD      18,745,000   12/05/05          360,618
United States Dollar                               82,583,768  EUR      67,035,000   12/05/05         (888,214)
United States Dollar                               30,866,256  GBP      17,040,000   12/05/05         (436,224)
United States Dollar                              147,249,078  JPY  15,565,700,000   12/05/05       (4,580,253)
United States Dollar                               15,364,038  JPY   1,671,300,000   12/05/05          (45,587)
United States Dollar                               87,679,745  SEK     633,530,000   12/05/05       (5,820,039)
United States Dollar                               72,749,779  SEK     543,630,000   12/05/05       (2,506,236)
United States Dollar                               63,985,280  SGD     105,195,000   12/05/05       (1,207,510)
United States Dollar                               57,002,988  THB   2,289,240,000   12/06/05       (1,616,786)
                                                                                                --------------
     Total net unrealized depreciation on
       forward foreign currency contracts                                                       $   (7,056,588)
                                                                                                ==============

Currency Type Abbreviations
AUD      Australian Dollar
CAD      Canadian Dollar
EUR      Euro
GBP      British Pound
JPY      Japanese Yen
SEK      Swedish Krona
SGD      Singapore Dollar
THB      Thai Baht
USD      United States Dollar

FUTURES CONTRACTS

UBS Global Allocation Fund had the following open futures contracts as of June 30, 2005:

                                                                                                                    UNREALIZED
                                                                   EXPIRATION        COST/           CURRENT       APPRECIATION/
                                                                      DATE          PROCEEDS          VALUE       (DEPRECIATION)
                                                                 --------------   -------------   -------------   --------------
U.S. TREASURY NOTES FUTURES BUY CONTRACTS:
5 Year U.S. Treasury Notes, 207 contracts                        September 2005   $  22,445,980   $  22,540,359   $       94,379
10 Year U.S. Treasury Notes, 37 contracts                        September 2005       4,177,341       4,198,344           21,003

INDEX FUTURES BUY CONTRACTS:
Amsterdam Exchanges Index, 326 contracts (EUR)                   September 2005      29,653,235      30,350,269          697,034
FTSE 100 Index, 326 contracts (GBP)                              September 2005      29,368,484      29,926,906          558,422

INDEX FUTURE SALE CONTRACTS:
Merrill Lynch S&P 500 Index, 342 contracts (CAD)                 July 2005           30,819,501      31,055,879         (236,378)
S&P ASX 200 Index, 368 contracts (AUD)                           September 2005      29,744,082      29,965,267         (221,185)
S&P 500 Index, 68 contracts                                      September 2005      20,621,510      20,323,500          298,010
                                                                                                                  --------------
     Total net unrealized appreciation on futures contracts                                                       $    1,211,285
                                                                                                                  ==============

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures positions at June 30, 2005 was $7,175,671.

Currency Type Abbreviations
AUD      Australian Dollar
CAD      Canadian Dollar
EUR      Euro
GBP      British Pound

                 See accompanying notes to financial statements

UBS GLOBAL EQUITY FUND

For the fiscal year ended June 30, 2005, Class A shares of UBS Global Equity Fund (the "Fund") returned 10.66% and Class Y shares returned 10.87%, versus the 10.40% return of the Fund's benchmark, the MSCI World Equity (Free) Index (the "Index"). Since inception on June 30, 1997, through period end, the Fund's A shares returned 4.18% compared with the 4.22% return of the Index, and since inception on January 28, 1994, through period end, the Fund's Y shares returned 7.13% on an annualized basis, versus the 7.15% annualized return of the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 22; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund modestly outperformed its benchmark over the reporting period, which was primarily the result of stock selection.

STOCK SELECTION DICTATES COUNTRY EXPOSURES

Investors continued to benefit from exposure to the global equity markets over the reporting period, despite persistent concerns over high oil prices, rising interest rates and a potential real estate bubble. Our overall view of the asset class suggested that most countries were trading near fair value, with only small regional variations.

Geographically, the Fund's largest overweight position relative to the Index was in the United Kingdom. This was driven more by attractive stock opportunities than an overall favorable opinion of the market. Along the same lines, the Fund was underweight to the US as a result of a small position in the technology hardware sector, which comprises a relatively large portion of that market. As the period closed, the Fund remained underweight to Japan. However, our analysts continued to monitor this market as Japan restructures its economy.

BOTTOM-UP ANALYSIS TO GUIDE PORTFOLIO CONSTRUCTION

In the choppy market environment that characterized the reporting period, our investment strategy relied on identifying what we believed to be good stock opportunities. Our research led us to select stocks that, in turn, led to overweights in sectors that we believed exhibited strong fundamentals, including telecommunication services, healthcare and financial services.

Our overweight to healthcare, as well as consumer staples, contributed to relative performance. While neither sector offered standout performance as a whole over the reporting period, our strong stock selection in these areas contributed to Fund performance nevertheless. In healthcare, we continued to focus on specialty pharmaceuticals, including Allergan and Cephalon. In consumer staples, the Fund saw gains in stocks such as Gallaher Group PLC, Shoppers Drug Market Corp. and Altria Group*.

The Fund benefited from its overweight exposure to financials, which delivered solid returns for the fiscal year. These gains were negated, however, by disappointing returns from select holdings, including Citigroup Inc. and Mellon Financial Corp. We continued to believe in the long-term potential of the Fund's financials holdings and intend to maintain a focus on US-based diversified financial companies and European banks in particular.

Compared with its benchmark, the Fund was underweight to the information technology (IT) sector, especially in hardware. This proved to be a good decision, as the sector produced some of the worst returns of any sector over the fiscal year. The Fund was also underweight to the energy sector relative to its benchmark, which, unlike IT, produced some of the best returns of the year. Our research suggested that energy stocks were at or beyond their intrinsic

* SECURITY NO LONGER HELD AS OF JUNE 30, 2005.

values. Oil prices have remained high, despite an increase in inventories, and we believe that the market is projecting these unsustainable levels too far into the future. It is our opinion that speculation and instability in Iraq are contributing to these prices and that they will eventually decline based on supply/demand economics, bringing down stock prices as well. We continue to monitor the sector closely.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 1, 2005. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                       1 YEAR        3 YEARS       5 YEARS      10 YEARS     INCEPTION*
                                                        ENDED         ENDED         ENDED         ENDED          TO
                                                       6/30/05       6/30/05       6/30/05       6/30/05      6/30/05
-----------------------------------------------------------------------------------------------------------------------
UBS GLOBAL EQUITY FUND CLASS A                           10.66%         8.93%         2.58%          N/A           4.18%
UBS GLOBAL EQUITY FUND CLASS B                            9.84          8.15           N/A           N/A           5.50
UBS GLOBAL EQUITY FUND CLASS C                            9.87          8.13           N/A           N/A           5.37
UBS GLOBAL EQUITY FUND CLASS Y                           10.87          9.30          2.94          8.06%          7.13
UBS GLOBAL EQUITY FUND CLASS A**                          4.59          6.88          1.43           N/A           3.45
UBS GLOBAL EQUITY FUND CLASS B**                          4.84          7.28           N/A           N/A           5.01
UBS GLOBAL EQUITY FUND CLASS C**                          8.87          8.13           N/A           N/A           5.37
MSCI WORLD EQUITY (FREE) INDEX                           10.40         10.37         -1.81          7.34           7.15

* INCEPTION DATE OF UBS GLOBAL EQUITY FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 12/11/01 AND 11/27/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES IS 1/28/94. THE INCEPTION RETURN OF THE INDEX IS CALCULATED AS OF 1/31/94, WHICH IS THE CLOSEST MONTH-END TO THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS Y).

**  RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS Global Equity Fund Class Y shares and the MSCI World Equity (Free) Index, if you had invested $10,000 on January 31, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2005. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with the market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS GLOBAL EQUITY FUND CLASS Y VS. MSCI WORLD EQUITY (FREE) INDEX

Wealth Value With Dividends Reinvested

                            UBS GLOBAL EQUITY   MSCI WORLD EQUITY
                               FUND CLASS Y       (FREE) INDEX
 1/28/1994                  $          10,000   $          10,000
 2/28/1994                  $           9,780   $           9,869
 3/31/1994                  $           9,350   $           9,443
 4/30/1994                  $           9,570   $           9,741
 5/31/1994                  $           9,640   $           9,770
 6/30/1994                  $           9,530   $           9,741
 7/31/1994                  $           9,671   $           9,927
 8/31/1994                  $          10,083   $          10,228
 9/30/1994                  $           9,811   $           9,957
10/31/1994                  $           9,832   $          10,244
11/30/1994                  $           9,570   $           9,802
12/31/1994                  $           9,565   $           9,896
 1/31/1995                  $           9,423   $           9,750
 2/28/1995                  $           9,575   $           9,895
 3/31/1995                  $           9,656   $          10,372
 4/30/1995                  $           9,910   $          10,735
 5/31/1995                  $          10,042   $          10,832
 6/30/1995                  $          10,108   $          10,829
 7/31/1995                  $          10,576   $          11,371
 8/31/1995                  $          10,750   $          11,117
 9/30/1995                  $          10,944   $          11,445
10/31/1995                  $          10,924   $          11,267
11/30/1995                  $          11,312   $          11,660
12/31/1995                  $          11,663   $          12,002
 1/31/1996                  $          12,013   $          12,227
 2/29/1996                  $          12,067   $          12,301
 3/31/1996                  $          12,275   $          12,505
 4/30/1996                  $          12,613   $          12,799
 5/31/1996                  $          12,646   $          12,809
 6/30/1996                  $          12,702   $          12,878
 7/31/1996                  $          12,296   $          12,423
 8/31/1996                  $          12,515   $          12,569
 9/30/1996                  $          12,933   $          13,062
10/31/1996                  $          12,976   $          13,152
11/30/1996                  $          13,635   $          13,894
12/31/1996                  $          13,677   $          13,673
 1/31/1997                  $          13,797   $          13,840
 2/28/1997                  $          13,989   $          13,998
 3/31/1997                  $          13,929   $          13,718
 4/30/1997                  $          14,013   $          14,168
 5/31/1997                  $          14,842   $          15,045
 6/30/1997                  $          15,403   $          15,793
 7/31/1997                  $          15,910   $          16,522
 8/31/1997                  $          15,173   $          15,404
 9/30/1997                  $          15,825   $          16,241
10/31/1997                  $          14,968   $          15,389
11/30/1997                  $          14,956   $          15,658
12/31/1997                  $          15,143   $          15,849
 1/31/1998                  $          15,396   $          16,294
 2/28/1998                  $          16,343   $          17,396
 3/31/1998                  $          17,009   $          18,128
 4/30/1998                  $          16,983   $          18,306
 5/31/1998                  $          16,929   $          18,083
 6/30/1998                  $          16,788   $          18,506
 7/31/1998                  $          16,707   $          18,478
 8/31/1998                  $          14,873   $          16,015
 9/30/1998                  $          15,114   $          16,300
10/31/1998                  $          16,118   $          17,776
11/30/1998                  $          16,734   $          18,835
12/31/1998                  $          17,268   $          19,751
 1/31/1999                  $          17,268   $          20,185
 2/28/1999                  $          16,760   $          19,648
 3/31/1999                  $          17,282   $          20,463
 4/30/1999                  $          18,476   $          21,273
 5/31/1999                  $          17,804   $          20,490
 6/30/1999                  $          18,490   $          21,443
 7/31/1999                  $          18,421   $          21,379
 8/31/1999                  $          18,132   $          21,340
 9/30/1999                  $          17,622   $          21,139
10/31/1999                  $          17,870   $          22,237
11/30/1999                  $          18,311   $          22,861
12/31/1999                  $          19,491   $          24,713
 1/31/2000                  $          18,166   $          23,299
 2/29/2000                  $          17,800   $          23,360
 3/31/2000                  $          18,425   $          24,977
 4/30/2000                  $          18,227   $          23,919
 5/31/2000                  $          18,379   $          23,314
 6/30/2000                  $          18,988   $          24,099
 7/31/2000                  $          18,562   $          23,419
 8/31/2000                  $          18,897   $          24,182
 9/30/2000                  $          18,333   $          22,897
10/31/2000                  $          18,546   $          22,514
11/30/2000                  $          18,394   $          21,146
12/31/2000                  $          19,475   $          21,481
 1/31/2001                  $          19,900   $          21,897
 2/28/2001                  $          18,743   $          20,049
 3/31/2001                  $          17,653   $          18,731
 4/30/2001                  $          18,709   $          20,117
 5/31/2001                  $          18,556   $          19,863
 6/30/2001                  $          18,215   $          19,240
 7/31/2001                  $          17,994   $          18,986
 8/31/2001                  $          17,550   $          18,076
 9/30/2001                  $          16,186   $          16,483
10/31/2001                  $          16,459   $          16,800
11/30/2001                  $          17,482   $          17,796
12/31/2001                  $          17,716   $          17,909
 1/31/2002                  $          17,326   $          17,368
 2/28/2002                  $          17,308   $          17,218
 3/31/2002                  $          18,000   $          17,980
 4/30/2002                  $          17,681   $          17,373
 5/31/2002                  $          17,823   $          17,409
 6/30/2002                  $          16,811   $          16,354
 7/31/2002                  $          15,320   $          14,976
 8/31/2002                  $          15,480   $          15,005
 9/30/2002                  $          13,527   $          13,357
10/31/2002                  $          14,699   $          14,344
11/30/2002                  $          15,622   $          15,120
12/31/2002                  $          14,964   $          14,389
 1/31/2003                  $          14,414   $          13,954
 2/28/2003                  $          14,102   $          13,713
 3/31/2003                  $          13,919   $          13,672
 4/30/2003                  $          15,313   $          14,889
 5/31/2003                  $          16,174   $          15,743
 6/30/2003                  $          16,486   $          16,019
 7/31/2003                  $          16,725   $          16,346
 8/31/2003                  $          16,926   $          16,700
 9/30/2003                  $          17,073   $          16,804
10/31/2003                  $          17,862   $          17,804
11/30/2003                  $          18,173   $          18,077
12/31/2003                  $          19,389   $          19,215
 1/31/2004                  $          19,464   $          19,527
 2/29/2004                  $          19,723   $          19,859
 3/31/2004                  $          19,556   $          19,729
 4/30/2004                  $          19,259   $          19,329
 5/31/2004                  $          19,297   $          19,513
 6/30/2004                  $          19,798   $          19,919
 7/31/2004                  $          19,130   $          19,272
 8/31/2004                  $          19,371   $          19,361
 9/30/2004                  $          19,705   $          19,732
10/31/2004                  $          20,354   $          20,219
11/30/2004                  $          21,226   $          21,286
12/31/2004                  $          22,154   $          22,104
 1/31/2005                  $          21,672   $          21,610
 2/28/2005                  $          22,117   $          22,301
 3/31/2005                  $          21,839   $          21,873
 4/30/2005                  $          21,412   $          21,404
 5/31/2005                  $          21,653   $          21,794
 6/30/2005                  $          21,950   $          21,990

1/28/94 = $10,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING           ENDING          EXPENSES PAID
                                                 ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                JANUARY 1, 2005     JUNE 30, 2005     1/1/05 - 6/30/05
------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                 $      1,000.00     $      989.80     $           6.17
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00          1,018.60                 6.26

CLASS B  ACTUAL                                        1,000.00            986.10                 9.85
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00          1,014.88                 9.99

CLASS C  ACTUAL                                        1,000.00            986.10                 9.85
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00          1,014.88                 9.99

CLASS Y  ACTUAL                                        1,000.00            990.80                 4.94
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00          1,019.84                 5.01

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.25%, CLASS B: 2.00%, CLASS C: 2.00%, CLASS Y: 1.00%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF JUNE 30, 2005 (UNAUDITED)

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Vodafone Group PLC                                     2.4%
Total S.A.                                             2.3
Bank of Ireland                                        1.8
BP PLC                                                 1.6
Diageo PLC                                             1.6
Gallaher Group PLC                                     1.4
Barclays PLC                                           1.4
ABN AMRO Holding NV                                    1.4
France Telecom S.A.                                    1.3
Royal Bank of Scotland Group PLC                       1.3
---------------------------------------------------------------
Total                                                 16.5%

TOP TEN U.S. EQUITY HOLDINGS

AS OF JUNE 30, 2005 (UNAUDITED)

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Citigroup, Inc.                                        3.2%
Nextel Communications, Inc., Class A                   1.9
Johnson & Johnson                                      1.9
Microsoft Corp.                                        1.8
Morgan Stanley                                         1.7
General Electric Co.                                   1.6
Wyeth                                                  1.5
Masco Corp.                                            1.5
Freddie Mac                                            1.5
Mellon Financial Corp.                                 1.4
---------------------------------------------------------------
Total                                                 18.0%

COUNTRY EXPOSURE, TOP FIVE

AS OF JUNE 30, 2005 (UNAUDITED)

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
United States                                         49.0%
United Kingdom                                        14.2
Japan                                                  8.6
France                                                 5.8
Netherlands                                            4.4
---------------------------------------------------------------
Total                                                 82.0%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

EQUITIES
U.S. EQUITIES
   Aerospace & Defense                                     1.60%
   Air Freight & Logistics                                 0.27
   Biotechnology                                           1.75
   Building Products                                       1.47
   Capital Markets                                         3.16
   Commercial Banks                                        2.71
   Commercial Services & Supplies                          0.53
   Computers & Peripherals                                 0.83
   Diversified Financial Services                          4.21
   Diversified Telecommunication Services                  0.72
   Electric Utilities                                      1.56
   Energy Equipment & Services                             0.46
   Food & Staples Retailing                                2.26
   Gas Utilities                                           0.39
   Health Care Equipment & Supplies                        0.43
   Health Care Providers & Services                        2.43
   Hotels, Restaurants & Leisure                           0.46
   Industrial Conglomerates                                1.60
   Insurance                                               1.55
   Internet & Catalog Retail                               0.68
   Machinery                                               1.04
   Media                                                   3.33
   Multi-Utilities and Unregulated Power                   0.66
   Multiline Retail                                        0.37
   Pharmaceuticals                                         5.76
   Road & Rail                                             0.66
   Semiconductors & Semiconductor Equipment                1.23
   Software                                                2.99
   Specialty Retail                                        0.44
   Thrifts & Mortgage Finance                              1.46
   Wireless Telecommunication Services                     1.94
                                                         ------
         Total U.S. Equities                              48.95

INTERNATIONAL EQUITIES
   Air Freight & Logistics                                 0.94
   Airlines                                                0.49
   Auto Components                                         0.54%
   Automobiles                                             1.77
   Beverages                                               2.11
   Biotechnology                                           0.03
   Chemicals                                               0.85
   Commercial Banks                                        9.53
   Commercial Services & Supplies                          1.28
   Communications Equipment                                0.83
   Construction Materials                                  1.87
   Consumer Finance                                        0.31
   Diversified Telecommunication Services                  2.56
   Electric Utilities                                      0.41
   Electronic Equipment & Instruments                      0.43
   Food & Staples Retailing                                2.40
   Food Products                                           0.49
   Household Durables                                      0.88
   Household Products                                      0.67
   Insurance                                               3.30
   Machinery                                               0.07
   Media                                                   1.25
   Metals & Mining                                         0.27
   Office Electronics                                      0.67
   Oil & Gas                                               6.58
   Paper & Forest Products                                 0.48
   Pharmaceuticals                                         2.03
   Real Estate                                             1.04
   Semiconductors & Semiconductor Equipment                0.83
   Specialty Retail                                        0.86
   Tobacco                                                 1.41
   Wireless Telecommunication Services                     3.16
                                                         ------
         Total International Equities                     50.34
TOTAL EQUITIES                                            99.29

SHORT-TERM INVESTMENT                                      0.24
                                                         ------
   TOTAL INVESTMENTS                                      99.53
CASH AND OTHER ASSETS, LESS LIABILITIES                    0.47
                                                         ------
NET ASSETS                                               100.00%
                                                         ======

                UBS GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2005

                                                                    SHARES              VALUE
                                                               ----------------    ----------------
EQUITIES -- 99.29%
U.S. EQUITIES -- 48.95%
Albertson's, Inc.                                                       151,100    $      3,124,748
Allergan, Inc.                                                           57,400           4,892,776
Allstate Corp.                                                           34,500           2,061,375
American Electric Power Co., Inc.                                        59,500           2,193,765
American International Group, Inc.                                       47,300           2,748,130
Applied Materials, Inc.                                                 213,000           3,446,340
Baker Hughes, Inc.                                                       40,300           2,061,748
Bristol-Myers Squibb Co.                                                 92,600           2,313,148
Burlington Northern Santa Fe Corp.                                       62,300           2,933,084
Caremark Rx, Inc. (a)                                                    30,700           1,366,764
Carnival Corp.                                                           37,600           2,051,080
Cendant Corp.                                                           105,300           2,355,561
Cephalon, Inc. (a)                                                       56,800           2,261,208
Citigroup, Inc. (b)                                                     305,000          14,100,150
Clear Channel Communications, Inc.                                       98,900           3,058,977
Costco Wholesale Corp.                                                  103,900           4,656,798
DIRECTV Group, Inc. (a)                                                  61,200             948,600
FedEx Corp.                                                              15,100           1,223,251
Fifth Third Bancorp                                                     101,300           4,174,573
FirstEnergy Corp.                                                        58,307           2,805,150
Freddie Mac                                                             100,300           6,542,569
General Electric Co.                                                    206,900           7,169,085
Genzyme Corp. (a)                                                        75,900           4,560,831
Hartford Financial Services Group, Inc.                                  28,400           2,123,752
Hewlett-Packard Co.                                                     157,691           3,707,315
IAC/InterActiveCorp. (a)                                                126,500           3,042,325
Illinois Tool Works, Inc.                                                58,300           4,645,344
Johnson & Johnson                                                       132,402           8,606,130
JPMorgan Chase & Co.                                                    133,500           4,715,220
Kohl's Corp. (a)                                                         29,800           1,666,118
Kroger Co. (a)                                                          120,800           2,298,824
Lockheed Martin Corp.                                                    61,000           3,957,070
Masco Corp.                                                             206,800           6,567,968
Medco Health Solutions, Inc. (a)                                         74,800           3,991,328
Medtronic, Inc.                                                          27,900           1,444,941
Mellon Financial Corp.                                                  223,300           6,406,477
Microsoft Corp.                                                         332,700           8,264,268
Millennium Pharmaceuticals, Inc. (a)                                    109,400           1,014,138
Morgan Stanley                                                          147,100           7,718,337
Mylan Laboratories, Inc.                                                169,400           3,259,256
Nextel Communications, Inc., Class A (a)                                268,600           8,678,466
NiSource, Inc.                                                           70,700           1,748,411
Northrop Grumman Corp.                                                   57,500           3,176,875
Office Depot, Inc. (a)                                                   85,400           1,950,536
Omnicom Group, Inc.                                                      66,900           5,342,634
Oracle Corp. (a)                                                        276,000           3,643,200
Pepco Holdings, Inc.                                                     81,900           1,960,686
PNC Financial Services Group, Inc.                                       37,000           2,015,020
SBC Communications, Inc.                                                135,500           3,218,125
Sempra Energy                                                            71,000           2,933,010
Time Warner, Inc. (a)                                                   190,700           3,186,597
UnitedHealth Group, Inc.                                                105,400           5,495,556
Univision Communications, Inc. (a)                                       85,100           2,344,505
Veritas Software Corp. (a)                                               59,300           1,446,920
Waters Corp. (a)                                                         12,500             464,625
Wells Fargo & Co.                                                        96,200           5,923,996
Wyeth                                                                   150,400    $      6,692,800
Xilinx, Inc.                                                             80,500           2,052,750
                                                                                   ----------------
Total U.S. Equities                                                                     218,753,234
                                                                                   ----------------
INTERNATIONAL EQUITIES -- 50.34%
AUSTRALIA -- 1.94%
National Australia Bank Ltd.                                            103,862           2,435,233
Qantas Airways Ltd.                                                     851,890           2,188,320
QBE Insurance Group Ltd.                                                328,968           4,019,616
                                                                                   ----------------
                                                                                          8,643,169
                                                                                   ----------------
AUSTRIA -- 0.69%
Telekom Austria AG                                                      158,736           3,088,232
                                                                                   ----------------
CANADA -- 3.02%
Alcan, Inc.                                                              40,700           1,222,196
BCE, Inc.                                                               108,900           2,578,462
Jean Coutu Group, Inc.                                                  138,700           2,109,717
Magna International, Inc., Class A                                       34,100           2,396,020
Shoppers Drug Mart Corp.                                                 52,700           1,828,666
Suncor Energy, Inc.                                                      71,200           3,367,002
                                                                                   ----------------
                                                                                         13,502,063
                                                                                   ----------------
FINLAND -- 0.83%
Nokia Oyj ADR                                                           220,750           3,701,426
                                                                                   ----------------
FRANCE -- 5.75%
BNP Paribas                                                              77,994           5,353,809
France Telecom S.A.                                                     197,244           5,769,250
Sanofi-Aventis S.A.                                                      25,702           2,112,785
Total S.A.                                                               43,247          10,172,961
Unibail                                                                  17,714           2,275,363
                                                                                   ----------------
                                                                                         25,684,168
                                                                                   ----------------
GERMANY -- 1.42%
Allianz AG                                                               19,675           2,262,142
Bayerische Motoren Werke AG                                              49,278           2,250,912
E.ON AG                                                                  20,502           1,828,792
                                                                                   ----------------
                                                                                          6,341,846
                                                                                   ----------------
HONG KONG -- 0.60%
Esprit Holdings Ltd.                                                     44,000             318,398
Sun Hung Kai Properties Ltd.                                            239,000           2,359,776
                                                                                   ----------------
                                                                                          2,678,174
                                                                                   ----------------
IRELAND -- 2.90%
Bank of Ireland                                                         491,277           7,981,740
CRH PLC                                                                 187,388           4,979,605
                                                                                   ----------------
                                                                                         12,961,345
                                                                                   ----------------
ITALY -- 1.66%
ENI SpA                                                                 125,757           3,244,399
UniCredito Italiano SpA                                                 789,333           4,173,609
                                                                                   ----------------
                                                                                          7,418,008
                                                                                   ----------------
JAPAN -- 8.61%
Aeon Co., Ltd.                                                          143,700           2,192,913
Bank of Yokohama, Ltd.                                                  321,000           1,856,881
Canon, Inc.                                                              56,700           2,988,250
Fast Retailing Co., Ltd.                                                 21,900           1,138,381
Funai Electric Co., Ltd.                                                  9,500             975,634
Honda Motor Co., Ltd.                                                    62,000           3,060,554

                                                                    SHARES              VALUE
                                                               ----------------    ----------------
Kao Corp.                                                               127,000    $      2,997,067
Meitec Corp.                                                             24,100             741,639
Mitsui Sumitomo Insurance Co., Ltd.                                     153,000           1,379,361
Murata Manufacturing Co., Ltd.                                           20,700           1,055,455
Nissan Motor Co., Ltd.                                                  262,500           2,601,074
Nitto Denko Corp.                                                        66,600           3,822,543
NTT DoCoMo, Inc.                                                          2,418           3,578,666
Rohm Co., Ltd.                                                           23,700           2,288,512
Sekisui House Ltd.                                                      182,000           1,841,188
Sompo Japan Insurance, Inc.                                             174,000           1,758,686
Sumitomo Mitsui Financial Group, Inc.                                       415           2,808,862
Takefuji Corp.                                                           20,710           1,401,724
                                                                                   ----------------
                                                                                         38,487,390
                                                                                   ----------------
NETHERLANDS -- 4.43%
ABN AMRO Holding NV                                                     247,291           6,092,441
ASML Holding NV (a)                                                      91,420           1,441,022
Heineken NV                                                              80,330           2,483,804
Reed Elsevier NV                                                        161,263           2,249,085
TNT NV                                                                  165,101           4,187,476
VNU NV                                                                  120,223           3,357,792
                                                                                   ----------------
                                                                                         19,811,620
                                                                                   ----------------
SWEDEN -- 0.73%
Electrolux AB, B Shares                                                  52,700           1,123,653
Svenska Cellulosa AB, B Shares                                           66,750           2,136,971
                                                                                   ----------------
                                                                                          3,260,624
                                                                                   ----------------
SWITZERLAND -- 3.52%
Adecco S.A.                                                              61,955           2,824,270
Holcim Ltd.                                                              55,322           3,368,290
Novartis AG                                                              36,976           1,762,067
Roche Holding AG                                                         41,118           5,205,948
Serono S.A.                                                                 188             120,187
Swiss Reinsurance Co.                                                    39,850           2,451,159
                                                                                   ----------------
                                                                                         15,731,921
                                                                                   ----------------
UNITED KINGDOM -- 14.24%
Barclays PLC                                                            623,772           6,210,935
BP PLC                                                                  690,241           7,188,262
Cadbury Schweppes PLC                                                   229,256           2,190,256
Diageo PLC                                                              471,512           6,955,681
Electrocomponents PLC                                                   200,499             864,319
Gallaher Group PLC                                                      423,317           6,290,241
Invensys PLC (a)                                                      1,694,574             318,931
Kingfisher PLC                                                          539,607           2,379,358
Prudential PLC                                                          322,743           2,870,810
Rentokil Initial PLC                                                    754,667           2,160,943
Royal Bank of Scotland Group PLC                                        187,157           5,656,017
Shell Transport & Trading Co. PLC                                       558,159           5,430,062
Tesco PLC                                                               805,254           4,600,766
Vodafone Group PLC                                                    4,319,259          10,529,196
                                                                                   ----------------
                                                                                         63,645,777
                                                                                   ----------------
Total International Equities                                                            224,955,763
                                                                                   ----------------
WARRANTS -- 0.00%
Lucent Technologies, Inc. (a)                                             1,067                 822
                                                                                   ----------------
Total Equities (Cost $358,822,844)                                                      443,709,819
                                                                                   ----------------
SHORT-TERM INVESTMENT -- 0.24%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 3.28%
  (Cost $1,055,690)                                                   1,055,690    $      1,055,690
                                                                                   ----------------
Total Investments
  (Cost $359,878,534) -- 99.53%                                                         444,765,509
                                                                                   ----------------
Cash and other assets,
  less liabilities -- 0.47%                                                               2,112,664
                                                                                   ----------------
Net Assets -- 100.00%                                                              $    446,878,173
                                                                                   ================

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $363,819,247; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                         $    86,287,137
            Gross unrealized depreciation                                              (5,340,875)
                                                                                  ---------------
                     Net unrealized appreciation                                  $    80,946,262
                                                                                  ===============

(a)  Non-income producing security.
(b) All or a portion of these securities have been pledged to cover open forward foreign currency contracts.
ADR  American Depository Receipts

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Equity Fund had the following open forward foreign currency contracts as of June 30, 2005:

                                                                                                  UNREALIZED
                                              CONTRACTS           IN EXCHANGE       MATURITY    APPRECIATION/
                                              TO DELIVER              FOR             DATES     (DEPRECIATION)
                                          -----------------   -------------------   ----------  --------------
Australian Dollar                                 8,400,000   USD       6,327,300    12/05/05   $      (22,848)
British Pound                                    17,700,000   USD      32,202,761    12/05/05          594,101
British Pound                                     4,945,000   USD       8,975,986    12/05/05          145,205
Euro                                             21,300,000   USD      27,044,823    12/05/05        1,086,513
Euro                                              2,120,000   USD       2,594,774    12/05/05           11,130
Japanese Yen                                    337,700,000   USD       3,222,513    12/05/05          127,293
Swiss Franc                                       8,600,000   USD       7,114,494    12/05/05          317,438
United States Dollar                              4,911,535   CHF       5,985,000    12/05/05         (181,259)
United States Dollar                             14,574,780   JPY   1,540,700,000    12/05/05         (453,355)
United States Dollar                             13,099,439   SEK      94,650,000    12/05/05         (869,519)
United States Dollar                              9,229,719   SEK      68,970,000    12/05/05         (317,965)
United States Dollar                              2,415,756   SEK      18,460,000    12/05/05          (30,502)
United States Dollar                             11,374,350   SGD      18,700,000    12/05/05         (214,653)
                                                                                                --------------
     Total net unrealized appreciation on
       forward foreign currency contracts                                                       $      191,579
                                                                                                ==============

Currency Type Abbreviations
CHF   Swiss Franc
JPY   Japanese Yen
SEK   Swedish Krona
SGD   Singapore Dollar
USD   United States Dollar

                 See accompanying notes to financial statements

UBS GLOBAL BOND FUND

For the fiscal year ended June 30, 2005, Class A shares of UBS Global Bond Fund (the "Fund") returned 5.05% and Class Y shares returned 5.36%, versus the 7.51% return of the Fund's benchmark, the Lehman Brothers Global Aggregate Index (the "Index"). Since inception on November 5, 2001, through period end, the Fund's A shares returned 9.19% versus the 9.11% Index return since November 30, 2001, and since inception on July 31, 1993, through period end, the Fund's Y shares returned 6.13% on an annualized basis, compared with the 6.57% annualized return for the Index. (Returns for all share classes over various time periods are shown on page 31; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund trailed its benchmark Index for the reporting period, primarily due to the defensive posture of the portfolio that flowed out of our belief that global fixed income markets grew increasingly more expensive.

EXTERNAL FACTORS DRIVE THE GLOBAL BOND MARKETS

The global bond markets surpassed most expectations over the reporting period. After several years of low interest rates, it was generally assumed that the US and other central bank policymakers would raise short-term rates to control economic growth and combat inflation. This proved true in several countries, with the US Federal Reserve Board raising short-term interest rates 2.25% from June 30, 2004 through June 30, 2005. Ordinarily, rate increases would push bond yields up and prices down. But global bonds proved resistant, as they continued to post positive returns throughout most of the fiscal year.

The market's reaction appeared to be driven more by external factors than fundamentals. Investors struggled to understand the global economy, weighing improving statistics against higher oil prices, continued geopolitical uncertainty and the threat of inflation. While the US economy appeared to be on solid footing, growth rates in many international developed countries were weak. In the second quarter of 2005, Sweden announced a larger-than-expected interest rate cut, and two of the nine members of the Bank of England's monetary policy committee voted to cut rates.

A DEFENSIVE POSTURE IN AN OVERVALUED MARKET

In our opinion, it is only natural for the global economy to move from the above-trend growth seen in 2004, especially in the US, to more sustainable growth. Based on our analysis of the situation, we believe that investors may have overreacted to the perceived economic soft patch in the US during the spring of 2005, driving global bond markets above their fair value. As a result, we maintained a defensive posture in the Fund, reducing our global interest rate exposure. This was implemented by lowering the Fund's average duration, which is a measure of sensitivity to changes in interest rates.

Geographically, the Fund held an underweight exposure to US bonds, favoring shorter-term maturities over long-term US Treasuries. In contrast, the Fund increased its exposure to Eurozone bonds, as we believed the region's sluggish economic growth supported the market.

The Fund retained its underweight position in Japan during the period. The Japanese economy saw a significant slowdown in the second half of 2004, making it unlikely, in our view, that the Bank of Japan would make any moves to tighten monetary policy in the foreseeable future. Our analysis suggested that the yields on these bonds do not currently provide adequate compensation given the potential underlying risks.

The Fund maintained a neutral or underweight exposure to the corporate credit markets over the reporting period. Credit spreads began the fiscal year very narrow, offering what we felt was little value above government bonds (spread is the premium over US Treasuries that investors are paid to hold securities with higher risks). US markets were temporarily roiled in the spring of 2005, when the expected downgrade of GM and the unexpected downgrade of Ford widened spreads for a short period of time.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 1, 2005. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                1 YEAR     3 YEARS    5 YEARS   10 YEARS   INCEPTION*
                                                 ENDED      ENDED      ENDED      ENDED       TO
                                                6/30/05    6/30/05    6/30/05   6/30/05     6/30/05
-----------------------------------------------------------------------------------------------------
UBS GLOBAL BOND FUND CLASS A                      5.05%     8.74%       N/A       N/A        9.19%
UBS GLOBAL BOND FUND CLASS B                      4.29      7.97        N/A       N/A        9.39
UBS GLOBAL BOND FUND CLASS C                      4.60       N/A        N/A       N/A        8.25
UBS GLOBAL BOND FUND CLASS Y                      5.36      9.04       7.72%     6.28%       6.13
UBS GLOBAL BOND FUND CLASS A**                    0.28      7.10        N/A       N/A        7.83
UBS GLOBAL BOND FUND CLASS B**                   -0.70      7.10        N/A       N/A        8.94
UBS GLOBAL BOND FUND CLASS C**                    3.85       N/A        N/A       N/A        8.25
LEHMAN BROTHERS GLOBAL AGGREGATE INDEX            7.51      8.92       7.79      6.07        6.57

* INCEPTION DATE OF UBS GLOBAL BOND FUND CLASS A SHARES IS 11/05/01. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/26/01 AND 7/02/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 7/31/93.
**  RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS Global Bond Fund Class Y shares and the Lehman Brothers Global Aggregate Index, if you had invested $10,000 on July 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 2005. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS GLOBAL BOND FUND CLASS Y VS. LEHMAN BROTHERS GLOBAL AGGREGATE INDEX

Wealth Value With Dividends

          UBS GLOBAL BOND FUND CLASS Y    LEHMAN BROTHERS GLOBAL AGGREGATE INDEX
 7/31/1993           $  10,000                           $  10,000
 8/31/1993           $  10,190                           $  10,255
 9/30/1993           $  10,220                           $  10,344
10/31/1993           $  10,321                           $  10,354
11/30/1993           $  10,230                           $  10,262
12/31/1993           $  10,386                           $  10,357
 1/31/1994           $  10,458                           $  10,480
 2/28/1994           $  10,210                           $  10,348
 3/31/1994           $  10,076                           $  10,223
 4/30/1994           $  10,025                           $  10,198
 5/31/1994           $   9,942                           $  10,141
 6/30/1994           $   9,921                           $  10,209
 7/31/1994           $   9,994                           $  10,357
 8/31/1994           $  10,005                           $  10,345
 9/30/1994           $  10,015                           $  10,328
10/31/1994           $  10,057                           $  10,437
11/30/1994           $  10,036                           $  10,333
12/31/1994           $  10,024                           $  10,381
 1/31/1995           $  10,128                           $  10,598
 2/28/1995           $  10,306                           $  10,860
 3/31/1995           $  10,441                           $  11,223
 4/30/1995           $  10,692                           $  11,398
 5/31/1995           $  11,067                           $  11,750
 6/30/1995           $  11,046                           $  11,830
 7/31/1995           $  11,227                           $  11,885
 8/31/1995           $  11,344                           $  11,740
 9/30/1995           $  11,482                           $  11,958
10/31/1995           $  11,674                           $  12,101
11/30/1995           $  11,908                           $  12,245
12/31/1995           $  12,061                           $  12,422
 1/31/1996           $  12,121                           $  12,374
 2/29/1996           $  12,001                           $  12,261
 3/31/1996           $  12,049                           $  12,224
 4/30/1996           $  12,170                           $  12,168
 5/31/1996           $  12,206                           $  12,179
 6/30/1996           $  12,317                           $  12,322
 7/31/1996           $  12,439                           $  12,483
 8/31/1996           $  12,537                           $  12,508
 9/30/1996           $  12,746                           $  12,644
10/31/1996           $  13,016                           $  12,921
11/30/1996           $  13,261                           $  13,123
12/31/1996           $  13,183                           $  13,032
 1/31/1997           $  12,977                           $  12,822
 2/28/1997           $  12,990                           $  12,762
 3/31/1997           $  12,798                           $  12,642
 4/30/1997           $  12,729                           $  12,670
 5/31/1997           $  13,100                           $  12,895
 6/30/1997           $  13,266                           $  13,035
 7/31/1997           $  13,211                           $  13,095
 8/31/1997           $  13,169                           $  13,065
 9/30/1997           $  13,431                           $  13,330
10/31/1997           $  13,610                           $  13,572
11/30/1997           $  13,431                           $  13,498
12/31/1997           $  13,398                           $  13,525
 1/31/1998           $  13,513                           $  13,654
 2/28/1998           $  13,599                           $  13,728
 3/31/1998           $  13,456                           $  13,693
 4/30/1998           $  13,628                           $  13,863
 5/31/1998           $  13,628                           $  13,960
 6/30/1998           $  13,623                           $  13,986
 7/31/1998           $  13,623                           $  14,069
 8/31/1998           $  13,782                           $  14,364
 9/30/1998           $  14,448                           $  15,045
10/31/1998           $  14,767                           $  15,237
11/30/1998           $  14,665                           $  15,145
12/31/1998           $  15,004                           $  15,379
 1/31/1999           $  15,004                           $  15,318
 2/28/1999           $  14,519                           $  14,863
 3/31/1999           $  14,504                           $  14,883
 4/30/1999           $  14,534                           $  14,868
 5/31/1999           $  14,277                           $  14,651
 6/30/1999           $  14,049                           $  14,439
 7/31/1999           $  14,309                           $  14,661
 8/31/1999           $  14,248                           $  14,637
 9/30/1999           $  14,386                           $  14,818
10/31/1999           $  14,309                           $  14,795
11/30/1999           $  14,095                           $  14,634
12/31/1999           $  14,063                           $  14,583
 1/31/2000           $  13,705                           $  14,334
 2/29/2000           $  13,628                           $  14,307
 3/31/2000           $  13,923                           $  14,594
 4/30/2000           $  13,426                           $  14,237
 5/31/2000           $  13,503                           $  14,303
 6/30/2000           $  14,001                           $  14,666
 7/31/2000           $  13,705                           $  14,519
 8/31/2000           $  13,550                           $  14,455
 9/30/2000           $  13,472                           $  14,496
10/31/2000           $  13,177                           $  14,378
11/30/2000           $  13,534                           $  14,625
12/31/2000           $  14,254                           $  15,047
 1/31/2001           $  14,254                           $  15,119
 2/28/2001           $  14,191                           $  15,144
 3/31/2001           $  13,720                           $  14,834
 4/30/2001           $  13,705                           $  14,816
 5/31/2001           $  13,532                           $  14,844
 6/30/2001           $  13,438                           $  14,739
 7/31/2001           $  13,846                           $  15,077
 8/31/2001           $  14,410                           $  15,531
 9/30/2001           $  14,410                           $  15,652
10/31/2001           $  14,567                           $  15,793
11/30/2001           $  14,452                           $  15,609
12/31/2001           $  14,064                           $  15,283
 1/31/2002           $  13,833                           $  15,146
 2/28/2002           $  13,926                           $  15,248
 3/31/2002           $  13,899                           $  15,158
 4/30/2002           $  14,446                           $  15,606
 5/31/2002           $  14,944                           $  15,956
 6/30/2002           $  15,665                           $  16,512
 7/31/2002           $  15,683                           $  16,660
 8/31/2002           $  15,941                           $  16,932
 9/30/2002           $  16,073                           $  17,119
10/31/2002           $  16,045                           $  17,071
11/30/2002           $  16,127                           $  17,115
12/31/2002           $  16,953                           $  17,809
 1/31/2003           $  17,212                           $  18,009
 2/28/2003           $  17,513                           $  18,242
 3/31/2003           $  17,549                           $  18,288
 4/30/2003           $  17,782                           $  18,522
 5/31/2003           $  18,516                           $  19,180
 6/30/2003           $  18,284                           $  18,972
 7/31/2003           $  17,806                           $  18,420
 8/31/2003           $  17,729                           $  18,378
 9/30/2003           $  18,704                           $  19,261
10/31/2003           $  18,608                           $  19,153
11/30/2003           $  18,924                           $  19,403
12/31/2003           $  19,683                           $  20,037
 1/31/2004           $  19,681                           $  20,112
 2/29/2004           $  19,696                           $  20,215
 3/31/2004           $  19,958                           $  20,439
 4/30/2004           $  19,156                           $  19,692
 5/31/2004           $  19,225                           $  19,788
 6/30/2004           $  19,276                           $  19,846
 7/31/2004           $  19,255                           $  19,842
 8/31/2004           $  19,626                           $  20,276
 9/30/2004           $  19,837                           $  20,516
10/31/2004           $  20,280                           $  21,007
11/30/2004           $  20,795                           $  21,564
12/31/2004           $  21,084                           $  21,894
 1/31/2005           $  20,817                           $  21,664
 2/28/2005           $  20,847                           $  21,705
 3/31/2005           $  20,617                           $  21,443
 4/30/2005           $  20,813                           $  21,723
 5/31/2005           $  20,487                           $  21,432
 6/30/2005           $  20,310                           $  21,336

7/31/93 = $10,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING           ENDING           EXPENSES PAID
                                                 ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                JANUARY 1, 2005     JUNE 30, 2005     1/1/05 - 6/30/05
------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                   $ 1,000.00         $   961.80           $ 5.60
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                1,000.00           1,019.09             5.76

CLASS B  ACTUAL                                     1,000.00             957.90             9.23
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                1,000.00           1,015.37             9.50

CLASS C  ACTUAL                                     1,000.00             959.50             8.02
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                1,000.00           1,016.61             8.26

CLASS Y  ACTUAL                                     1,000.00             963.30             4.39
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                1,000.00           1,020.33             4.51

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.15%, CLASS B: 1.90%, CLASS C: 1.65%, CLASS Y: 0.90%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

COUNTRY EXPOSURE, TOP FIVE

AS OF JUNE 30, 2005 (UNAUDITED)

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
United States                                         45.0%
Germany                                               12.0
France                                                10.5
Japan                                                  9.6
United Kingdom                                         6.0
---------------------------------------------------------------
Total                                                 83.1%

CURRENCY EXPOSURE, TOP FIVE

AS OF JUNE 30, 2005 (UNAUDITED)

                                                  PERCENTAGE OF
                                                  MARKET VALUE
---------------------------------------------------------------
United States Dollar                                  44.9%
Euro                                                  34.8
Japanese Yen                                           9.6
British Pound                                          3.6
Swedish Krona                                          2.9
---------------------------------------------------------------
Total                                                 95.8%

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2005 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
Deutsche Bundesrepublik
6.000%, due 02/16/06                      4.6%
U.S. Treasury Note
3.750%, due 03/31/07                      3.4
French Treasury Note
5.000%, due 01/12/06                      3.4
U.S. Treasury Note
2.500%, due 09/30/06                      3.3
Deutsche Bundesrepublik
6.250%, due 01/04/24                      3.1
Deutsche Bundesrepublik
4.250%, due 01/04/14                      3.0%
Government of Sweden
6.500%, due 05/05/08                      2.9
Government of Japan
0.800%, due 03/20/13                      2.9
Government of France
7.250%, due 04/25/06                      2.8
Government of Japan
1.300%, due 06/20/11                      2.7
---------------------------------------------------
Total                                    32.1%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

BONDS
U.S. BONDS
U.S. CORPORATE BONDS
   Automobiles                                   0.20%
   Beverages                                     0.28
   Capital Markets                               0.57
   Chemicals                                     0.12
   Commercial Banks                              0.26
   Commercial Services & Supplies                0.15
   Consumer Finance                              0.97
   Diversified Financial Services                1.16
   Diversified Telecommunication Services        0.78
   Electric Utilities                            0.42
   Food & Staples Retailing                      0.62
   Food Products                                 0.16
   Gas Utilities                                 0.08
   Hotels, Restaurants & Leisure                 0.08
   Industrial Conglomerates                      0.68
   Insurance                                     0.10
   IT Services                                   0.08
   Media                                         1.17
   Metals & Mining                               0.09
   Multi-Utilities & Unregulated Power           0.15
   Oil & Gas                                     0.09
   Paper & Forest Products                       0.14
   Personal Products                             0.08
   Pharmaceuticals                               0.04
   Real Estate                                   0.27
   Road & Rail                                   0.27
   Thrifts & Mortgage Finance                    0.79
   Tobacco                                       0.39
   Wireless Telecommunication Services           0.08
                                               ------
         Total U.S. Corporate Bonds             10.27
Asset-Backed Securities                          0.39
Commercial Mortgage-Backed Securities            4.05
Mortgage & Agency Debt Securities                2.69
U.S. Government Obligations                      7.75
                                               ------
         Total U.S. Bonds                       25.15
INTERNATIONAL BONDS
INTERNATIONAL CORPORATE BONDS
   Building Products                             0.18%
   Capital Markets                               0.18
   Commercial Banks                              4.36
   Commercial Services & Supplies                0.44
   Diversified Financial Services                0.64
   Diversified Telecommunication Services        1.26
   Electric Utilities                            1.13
   Food & Staples Retailing                      0.39
   Household Durables                            0.09
   Insurance                                     0.09
   Internet Software & Services                  0.12
   Metals & Mining                               0.25
   Multi-Utilities & Unregulated Power           0.14
   Paper & Forest Products                       0.11
   Tobacco                                       0.35
   Water Utilities                               0.55
   Wireless Telecommunication Services           0.23
                                               ------
         Total International Corporate Bonds    10.51
International Asset-Backed Securities            0.48
Foreign Government Bonds                        42.15
Sovereign/Supranational Bonds                    0.61
                                               ------
         Total International Bonds              53.75
TOTAL BONDS                                     78.90
INVESTMENT COMPANY                              17.13
SHORT-TERM INVESTMENT                            2.95
                                               ------
   TOTAL INVESTMENTS                            98.98
CASH AND OTHER ASSETS, LESS LIABILITIES          1.02
                                               ------
NET ASSETS                                     100.00%
                                               ======

                 UBS GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2005

                                                           FACE
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
BONDS -- 78.90%
U.S. BONDS -- 25.15%
U.S. CORPORATE BONDS -- 10.27%
Alcoa, Inc.
  6.000%, due 01/15/12                               $        60,000   $        64,979
Altria Group, Inc.
  7.750%, due 01/15/27                                       230,000           276,193
American Electric Power Co., Inc.
  6.125%, due 05/15/06                                        33,000            33,580
Avon Products, Inc.
  7.150%, due 11/15/09                                        50,000            55,773
Bank of America Corp.
  7.400%, due 01/15/11                                        30,000            34,334
Bank One Corp.
  7.875%, due 08/01/10                                        50,000            57,806
Boeing Capital Corp.
  7.375%, due 09/27/10                                        50,000            57,194
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                       120,000           120,600
C.S. First Boston USA, Inc.
  6.500%, due 01/15/12                                        60,000            66,684
Cendant Corp.
  6.875%, due 08/15/06                                       110,000           113,088
Citigroup, Inc.
  5.000%, due 09/15/14                                       225,000           230,163
  5.625%, due 08/27/12                                        95,000           101,472
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                       420,000           463,367
Commonwealth Edison Co.
  6.150%, due 03/15/12                                        60,000            66,339
Computer Sciences Corp.
  3.500%, due 04/15/08                                        60,000            58,615
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                       185,000           179,628
DaimlerChrysler N.A. Holding Corp.
  4.050%, due 06/04/08                                       150,000           147,703
Devon Financing Corp. ULC
  6.875%, due 09/30/11                                        60,000            67,138
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                        90,000            90,151
Dow Chemical Co.
  5.970%, due 01/15/09                                        60,000            63,361
Duke Energy Field Services LLC
  7.500%, due 08/16/05                                       110,000           110,479
EOP Operating LP
  8.375%, due 03/15/06                                       190,000           195,618
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                       100,000           115,793
FleetBoston Financial Corp.
  7.375%, due 12/01/09                                        90,000           101,014
Ford Motor Credit Co.
  5.800%, due 01/12/09                                        80,000            75,944
FPL Group Capital, Inc.
  6.125%, due 05/15/07                                       110,000           113,910
General Electric Capital Corp.
  2.850%, due 01/30/06                                       240,000           238,795
  4.125%, due 12/15/06                               GBP     145,000           259,077
  4.375%, due 01/20/10                               EUR      35,000            45,449
  6.750%, due 03/15/32                               $       110,000           135,739
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                               $        60,000   $        66,902
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                        50,000            54,614
HSBC Finance Corp.
  6.750%, due 05/15/11                                        25,000            27,749
  7.875%, due 03/01/07                                       390,000           412,963
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                        25,000            24,810
International Paper Co.
  6.750%, due 09/01/11                                        60,000            65,403
Kraft Foods, Inc.
  5.625%, due 11/01/11                                       110,000           116,691
Kroger Co.
  8.050%, due 02/01/10                                       350,000           398,464
Marsh & McLennan Cos., Inc.
  6.250%, due 03/15/12                                        70,000            73,882
Miller Brewing Co., 144A
  5.500%, due 08/15/13                                       200,000           207,262
Morgan Stanley
  5.300%, due 03/01/13                                       335,000           348,144
New Cingular Wireless Services, Inc.
  7.350%, due 03/01/06                                        60,000            61,311
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                        30,000            29,850
Reed Elsevier Capital, Inc.
  5.750%, due 07/31/08                               EUR     125,000           165,654
Sempra Energy
  7.950%, due 03/01/10                               $        50,000            56,778
SLM Corp.
  5.625%, due 04/10/07                                        90,000            92,273
Sprint Capital Corp.
  8.375%, due 03/15/12                                       450,000           541,269
Time Warner, Inc.
  7.625%, due 04/15/31                                       190,000           237,289
Travelers Insurance Co. Institutional
  Funding Ltd.
  5.750%, due 12/06/11                               GBP     100,000           189,523
Union Pacific Corp.
  6.700%, due 12/01/06                               $        80,000            82,618
UST, Inc.
  6.625%, due 07/15/12                                        10,000            11,175
Wal-Mart Stores, Inc.
  6.875%, due 08/10/09                                        50,000            55,102
Washington Mutual, Inc.
  5.625%, due 01/15/07                                       390,000           398,600
Weyerhaeuser Co.
  6.125%, due 03/15/07                                        39,000            40,097
Wyeth
  5.500%, due 03/15/13                                        25,000            26,311
                                                                       ---------------
                                                                             7,524,720
                                                                       ---------------
ASSET-BACKED SECURITIES -- 0.39%
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1+
  3.610%, due 01/15/09                                        75,000            75,209
CenterPoint Energy Transition Bond Co.,
  LLC, 01-1, Class A4
  5.630%, due 09/15/15                                        30,000            32,153

                                                           FACE
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A+
  3.654%, due 06/25/33                               $        17,158   $        17,189
Peco Energy Transition Trust,
  99-A, Class A7
  6.130%, due 03/01/09                                        55,000            57,794
RAFC Asset-Backed Trust, 01-1, Class A3 (a)
  5.115%, due 11/25/29                                        12,044            12,033
Sears Credit Account Master Trust,
  01-1, Class A+
  3.400%, due 02/15/10                                        75,000            74,996
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.357%, due 01/25/31                                        19,827            18,886
                                                                       ---------------
                                                                               288,260
                                                                       ---------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 4.05%
Asset Securitization Corp.,
  95-MD4, Class A3+
  7.384%, due 08/13/29                                       350,000           373,577
Bear Stearns Commercial Mortgage
  Securities, 00-WF2, Class A2
  7.320%, due 10/15/32                                        80,000            90,209
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B
  6.460%, due 03/10/32                                        20,000            21,392
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B
  7.340%, due 10/10/32                                        85,000            94,822
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 11/10/33                                       290,000           324,663
First Union Commercial Mortgage
  Securities, Inc., 97-C2, Class A3
  6.650%, due 11/18/29                                       109,031           113,998
Greenwich Capital Commercial Funding
  Corp., 03-FL1, Class A, 144A+
  3.470%, due 07/05/18                                         9,999            10,001
Hilton Hotels Pool Trust,
  00-HLTA, Class A1, 144A
  7.055%, due 10/03/15                                       325,651           350,906
JPMorgan Commercial Mortgage Finance
  Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                        32,116            33,195
JPMorgan Commercial Mortgage Finance
  Corp., 99-C8, Class A2
  7.400%, due 07/15/31                                        85,000            93,486
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                                        43,781            44,571
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                        50,000            55,314
Mach One Trust Commercial
  Mortgage-Backed, 04-1A, Class A1, 144A
  3.890%, due 05/28/40                                       178,586           176,354
Meristar Commercial Mortgage Trust,
  99-C1, Class A2, 144A
  7.610%, due 03/03/16                                       500,000           558,633
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3
  6.960%, due 11/21/28                               $        22,117   $        22,666
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                                        17,460            18,395
PNC Mortgage Acceptance Corp.,
  00-C1, Class A2
  7.610%, due 02/15/10                                       375,000           418,390
TIAA Retail Commercial Trust,
  01-C1A, Class A2, 144A
  6.300%, due 06/19/21                                       156,451           163,624
                                                                       ---------------
                                                                             2,964,196
                                                                       ---------------
MORTGAGE & AGENCY DEBT SECURITIES -- 2.69%
Federal Home Loan Mortgage Corp.
  2.875%, due 12/15/06                                       665,000           656,377
  3.875%, due 06/15/08                                       595,000           595,113
  3.875%, due 01/12/09                                       105,000           104,090
  5.000%, due 01/30/14                                        85,000            85,228
Federal National Mortgage Association
  6.000%, due 05/15/08                                       320,000           338,254
Government National Mortgage Association
  6.500%, due 04/15/31                                       185,560           194,025
                                                                       ---------------
                                                                             1,973,087
                                                                       ---------------
U.S. GOVERNMENT OBLIGATIONS -- 7.75%
U.S. Treasury Notes
  2.500%, due 09/30/06                                     2,435,000         2,402,661
  3.375%, due 02/28/07                                       445,000           443,053
  3.750%, due 03/31/07 (b)                                 2,455,000         2,458,739
  5.000%, due 02/15/11                                       355,000           377,174
                                                                       ---------------
                                                                             5,681,627
                                                                       ---------------
Total U.S. Bonds                                                            18,431,890
                                                                       ---------------
INTERNATIONAL BONDS -- 53.75%
INTERNATIONAL CORPORATE BONDS -- 10.51%
AUSTRALIA -- 0.06%
Telstra Corp., Ltd.
  6.375%, due 06/29/11                               EUR      30,000            42,532
                                                                       ---------------
CANADA -- 0.08%
Telus Corp.
  8.000%, due 06/01/11                               $        50,000            58,475
                                                                       ---------------
FINLAND -- 0.09%
Fortum Oyj
  6.475%, due 11/03/06                               EUR      50,000            63,779
                                                                       ---------------
FRANCE -- 2.46%
BNP Paribas
  5.250%, due 12/17/12                               EUR     140,000           192,654
  5.625%, due 08/07/08                                       100,000           132,252
  5.750%, due 01/24/22                               GBP      80,000           157,102
Credit Lyonnais S.A.+
  5.000%, due 11/15/12                               EUR     210,000           269,241
Dexia Credit Local
  5.250%, due 04/25/08                                       195,000           254,438
France Telecom S.A
  6.000%, due 09/28/07                                       195,000           254,692

                                                           FACE
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
GIE Suez Alliance
  4.250%, due 06/24/10                               EUR      80,000   $       102,884
Lafarge S.A.
  5.875%, due 11/06/08                                       100,000           133,199
LVMH Moet Hennessy Louis Vuitton S.A
  5.000%, due 04/29/10                                       140,000           184,764
Veolia Environnement
  5.875%, due 06/27/08                                        90,000           119,164
                                                                       ---------------
                                                                             1,800,390
                                                                       ---------------
GERMANY -- 1.24%
Kreditanstalt fuer Wiederaufbau
  4.750%, due 08/17/07                               EUR     710,000           906,375
                                                                       ---------------
IRELAND -- 0.29%
Bank of Ireland
  6.450%, due 02/10/10                               EUR     150,000           210,128
                                                                       ---------------
NETHERLANDS -- 2.12%
Deutsche Telekom International
  Finance BV
  7.500%, due 05/29/07                               EUR     130,000           172,312
  8.125%, due 05/29/12                                        65,000           102,002
E.ON International Finance BV
  5.750%, due 05/29/09                                       225,000           304,286
  6.375%, due 05/29/12                               GBP     100,000           197,416
Koninklijke (Royal) Philips
  Electronics NV
  5.750%, due 05/16/08                               EUR      50,000            65,823
Prudential Finance BV
  9.375%, due 06/04/07                               GBP      35,000            68,208
Royal KNP NV
  4.750%, due 11/05/08                               EUR      65,000            83,797
RWE Finance BV
  5.500%, due 10/26/07                                       200,000           259,313
Telecom Italia Finance NV
  6.500%, due 04/24/07                                        65,000            84,198
  6.575%, due 07/30/09                                       160,000           219,287
                                                                       ---------------
                                                                             1,556,642
                                                                       ---------------
SINGAPORE -- 0.09%
Singapore Telecommunications Ltd.
  6.000%, due 11/21/11                               EUR      50,000            70,327
                                                                       ---------------
SWEDEN -- 0.11%
SCA Finans AB
  5.375%, due 06/25/07                               EUR      65,000            83,202
                                                                       ---------------
UNITED KINGDOM -- 3.97%
Anglian Water Services Financing PLC
  4.625%, due 10/07/13                               EUR      25,000            32,887
AWG PLC
  5.375%, due 07/02/09                                       210,000           279,864
Barclays Bank PLC
  4.500%, due 03/04/19+                                       70,000            91,256
  5.750%, due 09/14/26                               GBP      80,000           158,834
Gallaher Group PLC
  5.875%, due 08/06/08                               EUR      95,000           125,833
HBOS Treasury Services PLC
  4.750%, due 02/06/07                                       195,000           245,641
Imperial Tobacco Finance PLC
  6.250%, due 06/06/07                                       100,000           129,858
Lloyds TSB Bank PLC
  5.875%, due 06/20/14                               GBP     110,000   $       211,886
  7.750%, due 06/18/07                                        35,000            66,652
National Westminster Bank PLC
  6.000%, due 01/21/10                               EUR     335,000           462,407
  6.500%, due 09/07/21                               GBP     110,000           231,806
O2 PLC
  6.375%, due 01/25/07                               EUR      65,000            83,313
Rentokil Initial PLC
  5.750%, due 05/21/07                                       250,000           319,629
Rio Tinto Finance PLC
  5.125%, due 05/10/07                                       145,000           184,406
Tesco PLC
  5.250%, due 05/07/08                                       220,000           286,821
                                                                       ---------------
                                                                             2,911,093
                                                                       ---------------
Total International Corporate Bonds                                          7,702,943
                                                                       ---------------
INTERNATIONAL ASSET-BACKED SECURITIES -- 0.48%
UNITED KINGDOM -- 0.48%
Paragon Mortgages PLC,
  7A, Class B1A, 144A+
  4.018%, due 05/15/43                               $       100,000           100,241
Permanent Financing PLC,
  04, Class 2C+
  4.099%, due 06/10/42                                       250,000           251,226
                                                                       ---------------
                                                                               351,467
                                                                       ---------------
FOREIGN GOVERNMENTS -- 42.15%
AUSTRALIA -- 1.74%
Government of Australia
  6.500%, due 05/15/13                               AUD     695,000           576,700
  7.500%, due 09/15/09                                       230,000           190,994
  10.000%, due 10/15/07                                      600,000           504,448
                                                                       ---------------
                                                                             1,272,142
                                                                       ---------------
AUSTRIA -- 1.95%
Republic of Austria
  5.875%, due 07/15/06                               EUR   1,135,000         1,427,661
                                                                       ---------------
BELGIUM -- 0.51%
Government of Belgium
  5.750%, due 03/28/08                               EUR     280,000           370,961
                                                                       ---------------
CANADA -- 1.34%
Government of Canada
  5.000%, due 06/01/14                               CAD     180,000           160,190
  6.000%, due 09/01/05                                       390,000           320,107
  6.000%, due 06/01/08                                       390,000           344,692
  8.000%, due 06/01/23                                       130,000           156,436
                                                                       ---------------
                                                                               981,425
                                                                       ---------------
FINLAND -- 0.51%
Government of Finland
  5.000%, due 07/04/07                               EUR     295,000           377,475
                                                                       ---------------
FRANCE -- 8.08%
French Treasury Note
  5.000%, due 01/12/06                               EUR   2,000,000         2,457,455
Government of France
  5.500%, due 04/25/29                                       925,000         1,450,091
  7.250%, due 04/25/06                                     1,600,000         2,016,764
                                                                       ---------------
                                                                             5,924,310
                                                                       ---------------

                                                           FACE
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
GERMANY -- 10.72%
Deutsche Bundesrepublik
  4.250%, due 01/04/14                               EUR   1,640,000   $     2,173,414
  6.000%, due 02/16/06                                     2,725,000         3,377,663
  6.250%, due 01/04/24                                     1,395,000         2,306,014
                                                                       ---------------
                                                                             7,857,091
                                                                       ---------------
ITALY -- 1.63%
Buoni Poliennali Del Tesoro
  5.000%, due 02/01/12                               EUR     875,000         1,194,667
                                                                       ---------------
JAPAN -- 9.55%
Government of Japan
  0.800%, due 03/20/13                               JPY 232,850,000         2,097,388
  0.900%, due 12/22/08                                   150,000,000         1,386,759
  1.300%, due 06/20/11                                   213,000,000         2,006,736
  1.500%, due 03/20/14                                   105,000,000           987,753
  1.900%, due 06/20/25                                    57,000,000           517,557
                                                                       ---------------
                                                                             6,996,193
                                                                       ---------------
NETHERLANDS -- 1.91%
Government of Netherlands
  4.000%, due 07/15/05                               EUR     405,000           490,675
  5.000%, due 07/15/11                                       665,000           907,956
                                                                       ---------------
                                                                             1,398,631
                                                                       ---------------
SWEDEN -- 2.91%
Government of Sweden
  6.500%, due 05/05/08                               SEK  14,800,000         2,129,705
                                                                       ---------------
UNITED KINGDOM -- 1.30%
U.K. Gilts
  4.250%, due 06/07/32                               GBP     350,000           632,125
  5.000%, due 03/07/12                                       170,000           320,288
                                                                       ---------------
                                                                               952,413
                                                                       ---------------
Total Foreign Government Bonds                                              30,882,674
                                                                       ---------------
SOVEREIGN/SUPRANATIONAL BOND -- 0.61%
European Investment Bank
  4.000%, due 01/15/07                               EUR     360,000           448,361
                                                                       ---------------
Total International Bonds                                                   39,385,445
                                                                       ---------------
Total Bonds (Cost $58,100,496)                                              57,817,335
                                                                       ---------------

                                                          SHARES            VALUE
                                                     ---------------   ---------------
INVESTMENT COMPANY -- 17.13%
UBS U.S. Securitized Mortgage
  Relationship Fund
  (Cost $12,108,952)                                       1,056,747   $    12,554,053
                                                                       ---------------
SHORT-TERM INVESTMENT -- 2.95%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 3.28%
  (Cost $2,163,203)                                        2,163,203         2,163,203
                                                                       ---------------
Total Investments
  (Cost $72,372,651) -- 98.98%                                              72,534,591
Cash and other assets,
  less liabilities -- 1.02%                                                    746,869
                                                                       ---------------
Net Assets -- 100.00%                                                  $    73,281,460
                                                                       ===============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $72,372,671;
and net unrealized appreciation consisted of:

            Gross unrealized appreciation                              $     1,346,350
            Gross unrealized depreciation                                   (1,184,430)
                                                                       ---------------
                     Net unrealized appreciation                       $       161,920
                                                                       ===============

+ Variable rate security - The rate disclosed is that in effect at June 30, 2005.
(a) Step Bonds - Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2005. Maturity date disclosed is the ultimate maturity date.
(b) All or a portion of these securities have been pledged to cover open forward foreign currency contracts.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005 the value of these securities amounted to $1,839,489 or 2.51% of net assets.
AUD  Australian Dollar
CAD  Canadian Dollar
EUR  Euro
GBP  British Pound
JPY  Japanese Yen
SEK  Swedish Krona

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Bond Fund had the following open forward foreign currency contracts as of June 30, 2005:

                                                                                                 UNREALIZED
                                                    CONTRACTS      IN EXCHANGE     MATURITY     APPRECIATION/
                                                    TO DELIVER         FOR           DATES     (DEPRECIATION)
                                                    ----------   ---------------   ---------   --------------
Australian Dollar                                    1,290,000   USD     971,693    12/05/05   $       (3,509)
British Pound                                          200,000   USD     363,873    12/05/05            6,713
British Pound                                          420,000   USD     761,951    12/05/05           11,915
Euro                                                 3,885,000   USD   4,932,823    12/05/05          198,174
United States Dollar                                   492,443   CAD     620,000    12/05/05           15,842
United States Dollar                                   424,480   DKK   2,490,000    12/05/05          (17,285)
United States Dollar                                 7,850,724   JPY 829,900,000    12/05/05         (244,200)
United States Dollar                                   396,169   SEK   2,970,000    12/05/05          (12,409)
United States Dollar                                   875,886   SGD   1,440,000    12/05/05          (16,529)
United States Dollar                                   829,681   THB  33,320,000    12/05/05          (23,532)
                                                                                               --------------
     Total net unrealized depreciation on forward
     foreign currency contracts                                                                $      (84,820)
                                                                                               ==============

Currency Type Abbreviations
CAD      Canadian Dollar
DKK      Danish Krone
JPY      Japanese Yen
SEK      Swedish Krona
SGD      Singapore Dollar
THB      Thai Baht
USD      United States Dollar

                 See accompanying notes to financial statements

UBS INTERNATIONAL EQUITY FUND

For the fiscal year ended June 30, 2005, Class A shares of UBS International Equity Fund (the "Fund") returned 11.73% and Class Y shares returned 11.97%, versus the 14.58% return of the Fund's benchmark, the MSCI World Ex USA (Free) Index (the "Index"). Since its inception on June 30, 1997, the Fund's A shares returned 2.42% while the Index returned 3.63%, and since inception on August 31, 1993, through period end, the Fund's Y shares returned 5.03% on an annualized basis, compared with the 5.49% annualized return of the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 43; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund produced positive absolute returns over the last 12 months but trailed its benchmark. This relative performance can be traced primarily to our strong convictions in stock and sector positions that have not been rewarded by the current market.

ADHERING TO OUR DISCIPLINED APPROACH

Strong 12-month returns from the international equity markets during the fiscal year only tell part of the story. A closer look shows that the markets struggled for much of the period, stopping and starting as investors came to grips with the dichotomy of positive economic news coupled with increasing concerns over rising interest rates, high oil prices and a potential real estate bubble. A notable exception to the choppy markets was the fourth quarter of 2004, when a dip in oil prices and the conclusion of the US presidential election led to a short-lived but dramatic rally - a rally that accounted for much of the fiscal year's total gain.

Rather than losing focus of underlying fundamentals, the Fund remained focused on in-depth research and strategic stock selection. This approach may not have allowed us to capitalize completely on the market's rally, but in our opinion, it remains the best means of meeting the Fund's long-term investment objectives.

Several years of declining capital expenditures and interest costs have resulted in improved balance sheets and stronger cash flows across industries. We believe that historically high free cash flow yields, combined with increased cash on balance sheets across many industries, suggest that there is ample room to increase dividends and participate in merger and acquisition activity. We continue to prefer companies that generate strong free cash flow and have a good track record of creating value through acquisitions.

LIMITED OPPORTUNITIES AT A COUNTRY LEVEL

Our research suggested that the valuation differences between international equity markets tightened over the last twelve months, providing only limited geographic opportunities. For example, our analysis concluded that the UK and continental European equity markets were very close in terms of relative attractiveness. As a result, the Fund's country allocations were driven more by stock selection opportunities than overall market value. Geographically, the Fund's largest overweights relative to the Index at the end of the period were to the Netherlands, Switzerland and Ireland. Conversely, the Fund was underweight to Australia, Canada and Spain.

STOCK SELECTION DRIVES SECTOR ALLOCATIONS

Within countries, our research indicated that there were significant opportunities across industry sectors. Over the fiscal year, we focused the Fund on industries where we saw more attractive potential, including telecommunications and consumer discretionary stocks. While select holdings within the sector, including Telekom Austria AG, contributed to returns, the overall sector position hurt performance as the sector as a whole lagged undeservedly, in our opinion. Our research showed that even conservative growth expectations that take into account margin pressures result in price/ intrinsic value anomalies. In addition, continued high cash flow across many telecom firms led to reduced debt, increased dividends, and buybacks, all of which made those names more fiscally sound and attractive. Our conviction in the telecom sector led us to add to positions as their valuations became more attractive, and we remain confident that this position will be rewarded in the long term.

The Fund saw similarly mixed results from its overweight to the consumer discretionary sector, where gains from holdings such as

Hennes & Mauritz* were negated by disappointing returns from other holdings such as Kingfisher PLC.

Relative performance was helped by strong stock selection in both the consumer staples and healthcare sectors. Within consumer staples, the Fund benefited from its investment in companies such as Gallaher Group PLC and Shoppers Drug Mart Corp. In healthcare, Roche Holding AG, Nobel Biocare* and Sanofi-Aventis S.A. all helped the Fund over the fiscal year.

Performance was hindered by an underweight exposure to utilities and energy relative to the benchmark, two of the top-performing sectors during the fiscal year. Strong stock selection in utilities compensated for some of these losses, including gains from a position in Scottish & Southern Energy PLC. An underweight to the materials sector, as well as specific stock selection within the sector, also hurt the Fund's relative return.

*    SECURITIES NO LONGER HELD AS OF JUNE 30, 2005.

     THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 1, 2005. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

     WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

     MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                1 YEAR     3 YEARS    5 YEARS   10 YEARS   INCEPTION*
                                                 ENDED      ENDED      ENDED      ENDED       TO
                                                6/30/05    6/30/05    6/30/05    6/30/05    6/30/05
------------------------------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY FUND CLASS A            11.73%      8.51%      0.11%      N/A       2.42%
UBS INTERNATIONAL EQUITY FUND CLASS B            10.92       7.73        N/A       N/A       8.04
UBS INTERNATIONAL EQUITY FUND CLASS C            10.97       7.64        N/A       N/A       7.84
UBS INTERNATIONAL EQUITY FUND CLASS Y            11.97       8.76       0.33      6.26%      5.03
UBS INTERNATIONAL EQUITY FUND CLASS A**           5.58       6.49      -1.02       N/A       1.70
UBS INTERNATIONAL EQUITY FUND CLASS B**           5.92       6.86        N/A       N/A       7.55
UBS INTERNATIONAL EQUITY FUND CLASS C**           9.97       7.64        N/A       N/A       7.84
MSCI WORLD EX USA (FREE) INDEX                   14.58      12.61      -0.30      5.56       5.49

* INCEPTION DATE OF UBS INTERNATIONAL EQUITY FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 2/12/02 AND 1/25/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 8/31/93.

**   RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS International Equity Fund Class Y shares and the MSCI World Ex USA (Free) Index, if you had invested $10,000 on August 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 2005. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS INTERNATIONAL EQUITY FUND CLASS Y VS. MSCI WORLD EX USA (FREE) INDEX

Wealth Value With Dividends Reinvested

              UBS INTERNATIONAL EQUITY FUND
                         CLASS Y                MSCI WORLD EX USA (FREE) INDEX
 8/31/1993              $  10,000                         $  10,000
 9/30/1993              $   9,720                         $   9,768
10/31/1993              $   9,970                         $  10,096
11/30/1993              $   9,290                         $   9,232
12/31/1993              $   9,655                         $   9,888
 1/31/1994              $  10,336                         $  10,709
 2/28/1994              $  10,026                         $  10,657
 3/31/1994              $   9,575                         $  10,198
 4/30/1994              $   9,845                         $  10,619
 5/31/1994              $   9,855                         $  10,569
 6/30/1994              $   9,755                         $  10,688
 7/31/1994              $   9,906                         $  10,807
 8/31/1994              $  10,198                         $  11,078
 9/30/1994              $   9,906                         $  10,752
10/31/1994              $  10,078                         $  11,095
11/30/1994              $   9,745                         $  10,560
12/31/1994              $   9,745                         $  10,628
 1/31/1995              $   9,403                         $  10,213
 2/28/1995              $   9,363                         $  10,210
 3/31/1995              $   9,524                         $  10,840
 4/30/1995              $   9,836                         $  11,241
 5/31/1995              $   9,846                         $  11,136
 6/30/1995              $   9,745                         $  10,955
 7/31/1995              $  10,329                         $  11,619
 8/31/1995              $  10,490                         $  11,191
 9/30/1995              $  10,662                         $  11,406
10/31/1995              $  10,561                         $  11,111
11/30/1995              $  10,823                         $  11,427
12/31/1995              $  11,261                         $  11,875
 1/31/1996              $  11,486                         $  11,956
 2/29/1996              $  11,443                         $  11,991
 3/31/1996              $  11,593                         $  12,243
 4/30/1996              $  12,022                         $  12,604
 5/31/1996              $  11,968                         $  12,388
 6/30/1996              $  12,049                         $  12,447
 7/31/1996              $  11,715                         $  12,081
 8/31/1996              $  11,768                         $  12,133
 9/30/1996              $  12,124                         $  12,463
10/31/1996              $  12,092                         $  12,378
11/30/1996              $  12,707                         $  12,895
12/31/1996              $  12,696                         $  12,719
 1/31/1997              $  12,628                         $  12,330
 2/28/1997              $  12,834                         $  12,513
 3/31/1997              $  12,914                         $  12,519
 4/30/1997              $  13,005                         $  12,599
 5/31/1997              $  13,853                         $  13,432
 6/30/1997              $  14,491                         $  14,144
 7/31/1997              $  14,756                         $  14,407
 8/31/1997              $  13,720                         $  13,324
 9/30/1997              $  14,491                         $  14,072
10/31/1997              $  13,582                         $  13,013
11/30/1997              $  13,352                         $  12,860
12/31/1997              $  13,425                         $  12,982
 1/31/1998              $  13,873                         $  13,539
 2/28/1998              $  14,606                         $  14,420
 3/31/1998              $  15,165                         $  14,887
 4/30/1998              $  15,290                         $  15,002
 5/31/1998              $  15,290                         $  14,935
 6/30/1998              $  15,184                         $  14,998
 7/31/1998              $  15,333                         $  15,097
 8/31/1998              $  13,434                         $  13,169
 9/30/1998              $  13,109                         $  12,793
10/31/1998              $  14,121                         $  14,128
11/30/1998              $  14,846                         $  14,846
12/31/1998              $  15,357                         $  15,405
 1/31/1999              $  15,319                         $  15,403
 2/28/1999              $  14,825                         $  15,016
 3/31/1999              $  15,256                         $  15,636
 4/30/1999              $  15,965                         $  16,312
 5/31/1999              $  15,129                         $  15,477
 6/30/1999              $  15,737                         $  16,074
 7/31/1999              $  16,196                         $  16,539
 8/31/1999              $  16,107                         $  16,584
 9/30/1999              $  16,031                         $  16,769
10/31/1999              $  16,413                         $  17,417
11/30/1999              $  16,809                         $  18,024
12/31/1999              $  18,300                         $  19,683
 1/31/2000              $  16,914                         $  18,488
 2/29/2000              $  16,965                         $  19,006
 3/31/2000              $  17,523                         $  19,787
 4/30/2000              $  16,836                         $  18,758
 5/31/2000              $  16,667                         $  18,304
 6/30/2000              $  17,588                         $  19,094
 7/31/2000              $  16,914                         $  18,364
 8/31/2000              $  16,978                         $  18,603
 9/30/2000              $  16,253                         $  17,639
10/31/2000              $  15,825                         $  17,159
11/30/2000              $  15,747                         $  16,466
12/31/2000              $  16,636                         $  17,032
 1/31/2001              $  16,471                         $  17,064
 2/28/2001              $  15,518                         $  15,713
 3/31/2001              $  14,593                         $  14,647
 4/30/2001              $  15,463                         $  15,671
 5/31/2001              $  15,035                         $  15,160
 6/30/2001              $  14,748                         $  14,541
 7/31/2001              $  14,526                         $  14,286
 8/31/2001              $  14,401                         $  13,905
 9/30/2001              $  13,195                         $  12,500
10/31/2001              $  13,361                         $  12,806
11/30/2001              $  13,639                         $  13,309
12/31/2001              $  13,810                         $  13,393
 1/31/2002              $  13,211                         $  12,712
 2/28/2002              $  13,314                         $  12,788
 3/31/2002              $  13,913                         $  13,468
 4/30/2002              $  14,084                         $  13,551
 5/31/2002              $  14,375                         $  13,732
 6/30/2002              $  13,895                         $  13,175
 7/31/2002              $  12,458                         $  11,864
 8/31/2002              $  12,407                         $  11,844
 9/30/2002              $  10,935                         $  10,588
10/31/2002              $  11,671                         $  11,144
11/30/2002              $  12,236                         $  11,657
12/31/2002              $  11,860                         $  11,280
 1/31/2003              $  11,230                         $  10,850
 2/28/2003              $  10,942                         $  10,635
 3/31/2003              $  10,762                         $  10,431
 4/30/2003              $  11,770                         $  11,436
 5/31/2003              $  12,436                         $  12,149
 6/30/2003              $  12,616                         $  12,446
 7/31/2003              $  12,832                         $  12,732
 8/31/2003              $  13,084                         $  13,057
 9/30/2003              $  13,408                         $  13,449
10/31/2003              $  14,128                         $  14,291
11/30/2003              $  14,560                         $  14,614
12/31/2003              $  15,615                         $  15,734
 1/31/2004              $  15,652                         $  15,953
 2/29/2004              $  15,930                         $  16,320
 3/31/2004              $  15,948                         $  16,397
 4/30/2004              $  15,560                         $  15,968
 5/31/2004              $  15,634                         $  16,048
 6/30/2004              $  15,967                         $  16,420
 7/31/2004              $  15,560                         $  15,919
 8/31/2004              $  15,689                         $  15,983
 9/30/2004              $  16,078                         $  16,448
10/31/2004              $  16,707                         $  17,039
11/30/2004              $  17,595                         $  18,171
12/31/2004              $  18,309                         $  18,938
 1/31/2005              $  17,878                         $  18,566
 2/28/2005              $  18,645                         $  19,391
 3/31/2005              $  18,178                         $  18,946
 4/30/2005              $  17,747                         $  18,472
 5/31/2005              $  17,672                         $  18,511
 6/30/2005              $  17,878                         $  18,815

8/31/93 = $10,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING           ENDING           EXPENSES PAID
                                                 ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                JANUARY 1, 2005     JUNE 30, 2005     1/1/05 - 6/30/05
------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                    $ 1,000.00         $   974.30           $ 6.04
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00           1,018.67             6.18

CLASS B  ACTUAL                                      1,000.00             971.90             9.63
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00           1,015.02             9.84

CLASS C  ACTUAL                                      1,000.00             971.80             9.64
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00           1,015.02             9.85

CLASS Y  ACTUAL                                      1,000.00             976.50             4.84
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00           1,019.90             4.95

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.23%, CLASS B: 1.97%, CLASS C: 1.97%, CLASS Y: 0.99%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF JUNE 30, 2005 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
Vodafone Group PLC                         3.5%
Total S.A.                                 3.3
BP PLC                                     2.8
Royal Bank of Scotland Group PLC           2.5
Credit Suisse Group                        2.3
ABN AMRO Holding NV                        2.3
Roche Holding AG                           2.0
Barclays PLC                               1.9
Bank of Ireland                            1.9
Tesco PLC                                  1.7
---------------------------------------------------
Total                                     24.2%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

INTERNATIONAL EQUITIES
   Air Freight & Logistics                     1.23%
   Airlines                                    0.57
   Auto Components                             1.33
   Automobiles                                 2.15
   Beverages                                   2.80
   Biotechnology                               0.59
   Capital Markets                             2.58
   Chemicals                                   2.10
   Commercial Banks                           17.11
   Commercial Services & Supplies              1.12
   Communications Equipment                    1.53
   Construction & Engineering                  0.26
   Construction Materials                      1.65
   Consumer Finance                            0.52
   Diversified Financial Services              0.92
   Diversified Telecommunication Services      4.65
   Electric Utilities                          1.87
   Electronic Equipment & Instruments          1.33
   Food & Staples Retailing                    2.88
   Food Products                               0.88
   Health Care Equipment & Supplies            0.47
   Health Care Providers & Services            0.65
   Household Durables                          2.23
   Household Products                          0.68
   Insurance                                   5.52
   Internet & Catalog Retail                   0.55
   Leisure Equipment & Products                0.88
   Media                                       2.91
   Machinery                                   0.78%
   Marine                                      0.26
   Metals & Mining                             0.68
   Multiline Retail                            0.42
   Office Electronics                          1.15
   Oil & Gas                                   8.83
   Paper & Forest Products                     1.30
   Pharmaceuticals                             5.32
   Real Estate                                 1.78
   Road & Rail                                 1.05
   Semiconductors & Semiconductor
    Equipment                                  1.89
   Specialty Retail                            2.13
   Textiles, Apparel & Luxury Goods            0.97
   Tobacco                                     1.06
   Trading Companies & Distributors            1.27
   Wireless Telecommunication Services         6.49
                                             ------
         Total International Equities         97.34
INVESTMENT COMPANY                             1.52
SHORT-TERM INVESTMENT                          0.81
INVESTMENT OF CASH COLLATERAL FOR
   SECURITIES LOANED                          13.20
                                             ------
   TOTAL INVESTMENTS                         112.87
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                              (12.87)
                                             ------
NET ASSETS                                   100.00%
                                             ======

            UBS INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2005

                                                          SHARES            VALUE
                                                     ---------------   ---------------
INTERNATIONAL EQUITIES -- 97.34%
AUSTRALIA -- 3.12%
Australia & New Zealand Banking Group Ltd.                    56,025   $       928,835
National Australia Bank Ltd.                                  45,287         1,061,835
Qantas Airways Ltd.                                          289,541           743,768
QBE Insurance Group Ltd.                                     110,610         1,351,529
                                                                       ---------------
                                                                             4,085,967
                                                                       ---------------
AUSTRIA -- 0.92%
Telekom Austria AG (a)                                        62,167         1,209,468
                                                                       ---------------
BELGIUM -- 1.63%
Fortis                                                        29,366           815,917
KBC Groep NV S.A.                                             10,241           809,607
Solvay S.A.                                                    5,024           516,692
                                                                       ---------------
                                                                             2,142,216
                                                                       ---------------
CANADA -- 4.44%
Alcan, Inc.                                                   29,740           893,074
Bank of Nova Scotia (a)                                       24,700           817,552
Canadian National Railway Co.                                  9,300           536,679
Canadian Tire Corp. Ltd.                                      11,900           550,113
Cott Corp. (b)                                                26,000           566,574
Magna International, Inc., Class A                             7,800           548,063
Petro-Canada                                                  15,600         1,015,758
Shoppers Drug Mart Corp.                                      25,800           895,248
                                                                       ---------------
                                                                             5,823,061
                                                                       ---------------
DENMARK -- 0.26%
A.P. Moller - Maersk A/S                                          36           343,899
                                                                       ---------------
FINLAND -- 2.46%
Nokia Oyj                                                    119,942         2,011,128
UPM-Kymmene Oyj                                               62,978         1,209,997
                                                                       ---------------
                                                                             3,221,125
                                                                       ---------------
FRANCE -- 9.13%
BNP Paribas (a)                                               18,357         1,260,095
Christian Dior S.A.                                            3,823           296,675
France Telecom S.A. (a)                                       72,235         2,112,824
LVMH Moet Hennessy Louis Vuitton S.A. (a)                      6,920           535,335
Pernod-Ricard S.A. (a)                                         2,748           439,146
Sanofi-Aventis S.A. (a)                                       26,292         2,161,285
Total S.A.                                                    18,287         4,301,638
Unibail (a)                                                    6,781           871,019
                                                                       ---------------
                                                                            11,978,017
                                                                       ---------------
GERMANY -- 4.49%
Bayerische Motoren Werke AG                                   14,616           667,627
Deutsche Postbank AG (a)                                      14,950           736,095
Deutsche Telekom AG                                           65,652         1,216,068
E.ON AG                                                       19,753         1,761,981
Fresenius Medical Care AG (a)                                  9,897           846,754
Hannover Rueckversicherung AG (a)                             10,354           391,721
Premiere AG (b)                                                7,769           268,999
                                                                       ---------------
                                                                             5,889,245
                                                                       ---------------
HONG KONG -- 1.66%
Esprit Holdings Ltd.                                          91,500   $       662,122
Hutchison Telecommunications
  International Ltd. (a) (b)                                 410,000           406,134
Sun Hung Kai Properties Ltd.                                  68,000           671,401
Yue Yuen Industrial Holdings                                 144,500           442,425
                                                                       ---------------
                                                                             2,182,082
                                                                       ---------------
IRELAND -- 2.71%
Bank of Ireland                                              150,252         2,441,133
CRH PLC                                                       41,841         1,111,873
                                                                       ---------------
                                                                             3,553,006
                                                                       ---------------
ITALY -- 1.96%
ENI SpA (a)                                                   40,311         1,039,982
UniCredito Italiano SpA (a)                                  289,141         1,528,837
                                                                       ---------------
                                                                             2,568,819
                                                                       ---------------
JAPAN -- 20.49%
Aeon Co., Ltd.                                                40,200           613,466
Asahi Breweries, Ltd. (a)                                     54,100           645,431
Bank of Yokohama, Ltd.                                       153,000           885,055
Bridgestone Co.                                                3,000            57,802
Canon, Inc.                                                   28,700         1,512,571
East Japan Railway Co.                                           163           838,462
Fast Retailing Co., Ltd. (a)                                   6,700           348,272
Fuji Photo Film Co., Ltd.                                     20,200           650,790
Funai Electric Co., Ltd. (a)                                   5,900           605,920
Honda Motor Co., Ltd.                                         16,900           834,248
Kao Corp.                                                     38,000           896,760
KDDI Corp.                                                       139           643,507
Meitec Corp. (a)                                               8,000           246,187
Mitsubishi Corp.                                              69,700           948,539
Mitsui Fudosan Co., Ltd.                                      70,000           786,481
Mitsui Sumitomo Insurance Co., Ltd.                           73,000           658,127
Murata Manufacturing Co., Ltd.                                12,200           622,056
NEC Electronics Corp. (a)                                      6,100           275,246
NGK Spark Plug Co., Ltd.                                      37,000           427,064
Nippon Paper Group, Inc.(a)                                      134           492,176
Nissan Motor Co., Ltd.                                       133,000         1,317,877
Nitto Denko Corp.                                             21,400         1,228,265
NOK Corp. (a)                                                 25,400           710,586
Nomura Holdings, Inc.                                         31,300           374,832
NTN Corp. (a)                                                 73,000           392,636
NTT DoCoMo, Inc.                                                 848         1,255,049
Rohm Co., Ltd.                                                13,800         1,332,551
Sekisui House Ltd. (a)                                        79,000           799,197
Shin-Etsu Chemical Co., Ltd.                                  26,800         1,018,211
SKY Perfect Communications, Inc.                                 201           151,643
Sompo Japan Insurance, Inc.                                  110,000         1,111,813
Sumitomo Mitsui Financial Group, Inc.                            175         1,182,375
Sumitomo Trust & Banking Co., Ltd. (a)                        97,000           590,876
Taiheiyo Cement Corp. (a)                                        600             1,603
Takefuji Corp.                                                10,140           686,310
Tokyo Gas Co., Ltd. (a)                                      148,000           554,282
Yamaha Corp. (a)                                              32,300           504,278
Yokogawa Electric Corp.                                       53,400           660,693
                                                                       ---------------
                                                                            26,861,237
                                                                       ---------------

                                                          SHARES            VALUE
                                                     ---------------   ---------------
NETHERLANDS -- 7.05%
ABN AMRO Holding NV                                          121,092   $     2,983,310
ASML Holding NV (b)                                           55,300           871,675
Heineken NV                                                    1,399            43,257
Koninklijke Philips Electronics NV                            29,122           736,862
Reed Elsevier NV                                              56,421           786,886
Royal KPN NV                                                  92,916           780,672
TNT NV                                                        63,769         1,617,381
VNU NV                                                        50,769         1,417,963
                                                                       ---------------
                                                                             9,238,006
                                                                       ---------------
NORWAY -- 0.59%
Telenor ASA                                                   96,800           773,624
                                                                       ---------------
SINGAPORE -- 0.39%
DBS Group Holdings Ltd.                                       60,000           508,505
                                                                       ---------------
SPAIN -- 0.72%
Repsol YPF S.A.                                               36,960           946,817
                                                                       ---------------
SWEDEN -- 1.08%
Electrolux AB, B Shares                                       36,900           786,770
Sandvik AB                                                    17,000           632,416
                                                                       ---------------
                                                                             1,419,186
                                                                       ---------------
SWITZERLAND -- 10.12%
Actelion NV (b)                                                7,103           737,967
Adecco S.A. (a)                                               18,688           851,908
Credit Suisse Group                                           76,174         3,005,695
Holcim Ltd.                                                   17,302         1,053,435
Nestle S.A.                                                    4,484         1,148,038
Novartis AG                                                   32,822         1,564,111
Roche Holding AG                                              20,513         2,597,150
Serono S.A.                                                       66            42,194
Straumann Holding AG                                           2,944           613,573
Swiss Reinsurance Co.                                         26,896         1,654,363
                                                                       ---------------
                                                                            13,268,434
                                                                       ---------------
UNITED KINGDOM -- 24.12%
AstraZeneca PLC                                               15,672           649,189
Balfour Beatty PLC                                            56,776           336,598
Barclays PLC                                                 247,871         2,468,066
BP PLC                                                       357,539         3,723,459
Collins Stewart Tullett PLC                                   48,972           392,156
Diageo PLC                                                   133,553         1,970,156
Electrocomponents PLC                                        106,060   $       457,208
Gallaher Group PLC                                            93,440         1,388,463
GUS PLC                                                       45,305           715,027
HBOS PLC                                                      65,127         1,004,521
Kesa Electricals PLC                                         122,112           611,769
Kingfisher PLC                                               264,445         1,166,051
O2 PLC (b)                                                   643,783         1,572,255
Prudential PLC                                               233,248         2,074,749
Rentokil Initial PLC                                         127,374           364,728
Royal Bank of Scotland Group PLC                             106,828         3,228,418
Scottish & Southern Energy PLC                                38,292           695,288
Taylor Nelson Sofres PLC                                     152,593           598,315
Tesco PLC                                                    396,762         2,266,874
Vodafone Group PLC                                         1,898,276         4,627,488
Wolseley PLC                                                  33,926           713,917
WPP Group PLC                                                 58,293           600,279
                                                                       ---------------
                                                                            31,624,974
                                                                       ---------------
Total International Equities
  (Cost $104,935,680)                                                      127,637,688
                                                                       ---------------
INVESTMENT COMPANY -- 1.52%
iShares MSCI EAFE Index Fund (a)
  (Cost $1,983,589)                                           38,100         1,996,059
                                                                       ---------------
SHORT-TERM INVESTMENT -- 0.81%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 3.28%
  (Cost $1,067,148)                                        1,067,148         1,067,148
                                                                       ---------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED -- 13.20%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 3.28%
  (Cost $17,300,724)                                      17,300,724        17,300,724
                                                                       ---------------
Total Investments
  (Cost $125,287,141) -- 112.87%                                           148,001,619
Liabilities, in excess of cash and
  other assets -- (12.87)%                                                 (16,876,632)
                                                                       ---------------
Net Assets -- 100.00%                                                  $   131,124,987
                                                                       ===============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $ 125,836,153; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                              $    24,972,846
            Gross unrealized depreciation                                   (2,807,380)
                                                                       ---------------
                    Net unrealized appreciation                        $    22,165,466
                                                                       ===============

(a)  Security, or portion thereof, was on loan at June 30, 2005.
(b)  Non-income producing security.

FORWARD FOREIGN CURRENCY CONTRACTS

UBS International Equity Fund had the following open forward foreign currency contracts as of June 30, 2005:

                                                                                                 UNREALIZED
                                                   CONTRACTS       IN EXCHANGE      MATURITY    APPRECIATION/
                                                   TO DELIVER          FOR            DATES    (DEPRECIATION)
                                                   -----------   ---------------    --------   --------------
Australian Dollar                                    2,005,000   USD   1,510,266    12/05/05   $       (5,454)
British pound                                        4,150,000   USD   7,550,365    12/05/05          139,295
British pound                                        1,355,000   USD   2,459,547    12/05/05           39,788
Euro                                                 2,180,000   USD   2,767,968    12/05/05          111,202
Euro                                                   620,000   USD     751,260    12/05/05           (4,334)
Euro                                                   795,000   USD     966,800    12/05/05           (2,067)
Japanese Yen                                       107,300,000   USD   1,023,914    12/05/05           40,446
Swiss Franc                                          5,735,000   USD   4,744,375    12/05/05          211,687
Swiss Franc                                            860,000   USD     695,523    12/05/05           15,817
United States Dollar                                 2,247,762   CAD   2,830,000    12/05/05           72,313
United States Dollar                                   729,838   CAD     895,000    12/05/05            3,896
United States Dollar                                   998,977   DKK   5,860,000    12/05/05          (40,679)
United States Dollar                                   840,548   EUR     680,000    12/05/05          (11,832)
United States Dollar                                 1,150,239   GBP     635,000    12/05/05          (16,256)
United States Dollar                                   693,755   GBP     385,000    12/05/05           (6,221)
United States Dollar                                 2,298,742   JPY 243,000,000    12/05/05          (71,503)
United States Dollar                                   839,478   JPY  90,800,000    12/05/05           (7,242)
United States Dollar                                 5,397,550   SEK  39,000,000    12/05/05         (358,281)
United States Dollar                                 2,703,209   SEK  20,200,000    12/05/05          (93,126)
United States Dollar                                 3,169,003   SGD   5,210,000    12/05/05          (59,804)
                                                                                               --------------
     Total net unrealized depreciation on forward
     foreign currency contracts                                                                $      (42,355)
                                                                                               ==============

Currency Type Abbreviations
CAD   Canadian Dollar
DKK   Danish Krone
EUR   Euro
GBP   British Pound
JPY   Japanese Yen
SEK   Swedish Krona
SGD   Singapore Dollar
USD   United States Dollar

                 See accompanying notes to financial statements

UBS U.S. LARGE CAP EQUITY FUND

For the fiscal year ended June 30, 2005, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 11.10% and Class Y shares returned 11.37%, versus the 7.93% return of the Fund's benchmark, the Russell 1000 Index (the "Index"). Since inception on June 30, 1997, through period end, the Fund's A shares returned 5.74% and the Index returned 5.85%, and since inception on February 22, 1994, through period end, the Fund's Y shares returned 10.92% on an annualized basis, versus the 10.57% annualized return of the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 51; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund delivered strong returns relative to its benchmark Index during the reporting period largely due to its sector weightings, which were driven by our research-intense stock selection process. High-quality, low-volatility stocks looked most attractive to us through much of the reporting period. No identifiable macro themes drove portfolio construction; rather, attractive opportunities at both the sector and stock level accounted for how we positioned the Fund. We emphasized companies with strong cash flow and the ability to pay or increase dividends and/or repurchase shares.

LARGE CAPS DELIVER SOLID RETURNS

For the most part, investors spent much of the last 12 months trying to make sense of a confusing economic picture. Critical statistics, such as consumer demand and gross domestic product (GDP), remained solid. But rising oil prices, the threat of inflation, and increasing concern over a real estate price correction left many market observers predicting an economic slowdown. In response to this uncertainty, many investors turned to the stability and quality of large cap stocks, favoring value-oriented stocks over growth-oriented stocks for much of the reporting period.

RESEARCH-LED ALLOCATIONS AID PERFORMANCE

The Fund's relative performance was supported by an overweight exposure to healthcare and construction and real property relative to its benchmark Index, as well as an underweight to technology hardware. Within healthcare, the Fund moved away from pharmaceuticals in favor of medical services companies. While the Fund continued to see solid returns from some of its pharmaceutical holdings, including top-performer Wyeth, we shifted our healthcare focus in 2005 toward medical services. In our opinion, the 2006 Medicare prescription drug benefit program rollout will create significant price pressure for some and significant opportunities for others. In our opinion, the services subsector, including pharmacy benefit managers, has solid fundamentals and is poised to benefit from the changing dynamics in the prescription drug arena.

An overweight exposure to construction and real property also helped the Fund over the reporting period. While we shied away from most other areas of the materials industry, our research uncovered several attractive opportunities in construction and real property. One example is Martin Marietta Materials, Inc., the country's second largest producer of aggregates for highway, infrastructure, commercial and residential construction.

The Fund's underweight in technology hardware included an underweight exposure to semiconductor stocks and computer hardware stocks, industries that posted negative returns in the uncertain economic climate. We continued to believe that earnings estimates for technology hardware are too high and stocks are overpriced. As a result, we remain cautious about opportunities in this area.

The Fund's underweight in the top-performing energy sector was the principal drag on relative returns. The Fund did hold several stocks in energy that performed well, including Marathon Oil Corp. In our opinion, however, record high oil prices that are not at all sustainable pushed many energy stock prices beyond fair value. We will continue to monitor the situation as oil prices fluctuate, but we remain confident in our underweight position and believe that the energy stocks we do own should be less impacted than others by falling oil prices over time.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 1, 2005. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                              1 YEAR    3 YEARS   5 YEARS   10 YEARS  INCEPTION*
                                               ENDED     ENDED     ENDED     ENDED        TO
                                              6/30/05   6/30/05   6/30/05   6/30/05    6/30/05
------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY FUND CLASS A          11.10%    10.28%     6.33%       N/A        5.74%
UBS U.S. LARGE CAP EQUITY FUND CLASS B          10.19      9.45       N/A        N/A        7.29
UBS U.S. LARGE CAP EQUITY FUND CLASS C          10.20      9.47       N/A        N/A        6.51
UBS U.S. LARGE CAP EQUITY FUND CLASS Y          11.37     10.61      6.62      10.67%      10.92
UBS U.S. LARGE CAP EQUITY FUND CLASS A**         4.96      8.22      5.13        N/A        4.99
UBS U.S. LARGE CAP EQUITY FUND CLASS B**         5.19      8.61       N/A        N/A        6.84
UBS U.S. LARGE CAP EQUITY FUND CLASS C**         9.20      9.47       N/A        N/A        6.51
RUSSELL 1000 INDEX***                            7.93      9.19     -1.89      10.16       10.57

* INCEPTION DATE OF UBS U.S. LARGE CAP EQUITY FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/05/01 AND 11/13/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 2/22/94.

**   RETURNS INCLUDE SALES CHARGES.

*** THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, AND REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT HTTP://www.ubs.com.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Large Cap Equity Fund Class Y shares and the Russell 1000 Index, if you had invested $10,000 on February 22, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2005. The performance of Class A, Class B, Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. LARGE CAP EQUITY FUND CLASS Y VS. RUSSELL 1000 INDEX

Wealth Value With Dividends Reinvested

                    UBS U.S. LARGE CAP EQUITY FUND CLASS Y    RUSSELL 1000 INDEX
 2/22/1994                       $     10,000                    $     10,000
 2/28/1994                       $      9,990                    $      9,929
 3/31/1994                       $      9,420                    $      9,505
 4/30/1994                       $      9,640                    $      9,619
 5/31/1994                       $      9,840                    $      9,747
 6/30/1994                       $      9,690                    $      9,486
 7/31/1994                       $      9,911                    $      9,796
 8/31/1994                       $     10,544                    $     10,210
 9/30/1994                       $     10,182                    $      9,972
10/31/1994                       $     10,132                    $     10,160
11/30/1994                       $      9,781                    $      9,794
12/31/1994                       $      9,827                    $      9,933
 1/31/1995                       $     10,030                    $     10,190
 2/28/1995                       $     10,487                    $     10,605
 3/31/1995                       $     10,752                    $     10,878
 4/30/1995                       $     10,985                    $     11,167
 5/31/1995                       $     11,392                    $     11,595
 6/30/1995                       $     11,768                    $     11,902
 7/31/1995                       $     12,187                    $     12,357
 8/31/1995                       $     12,411                    $     12,450
 9/30/1995                       $     12,881                    $     12,963
10/31/1995                       $     12,840                    $     12,904
11/30/1995                       $     13,575                    $     13,479
12/31/1995                       $     13,815                    $     13,684
 1/31/1996                       $     14,381                    $     14,127
 2/29/1996                       $     14,612                    $     14,311
 3/31/1996                       $     14,885                    $     14,439
 4/30/1996                       $     15,168                    $     14,659
 5/31/1996                       $     15,409                    $     15,011
 6/30/1996                       $     15,367                    $     15,028
 7/31/1996                       $     14,629                    $     14,303
 8/31/1996                       $     15,188                    $     14,692
 9/30/1996                       $     15,872                    $     15,517
10/31/1996                       $     16,209                    $     15,860
11/30/1996                       $     17,336                    $     17,031
12/31/1996                       $     17,359                    $     16,755
 1/31/1997                       $     17,989                    $     17,749
 2/28/1997                       $     18,092                    $     17,817
 3/31/1997                       $     17,496                    $     17,015
 4/30/1997                       $     18,035                    $     17,935
 5/31/1997                       $     19,354                    $     19,084
 6/30/1997                       $     20,265                    $     19,875
 7/31/1997                       $     21,815                    $     21,501
 8/31/1997                       $     20,965                    $     20,487
 9/30/1997                       $     21,907                    $     21,610
10/31/1997                       $     20,747                    $     20,910
11/30/1997                       $     21,161                    $     21,817
12/31/1997                       $     21,657                    $     22,260
 1/31/1998                       $     21,805                    $     22,426
  2/1/1998                       $     23,702                    $     24,024
 3/31/1998                       $     25,070                    $     25,236
 4/30/1998                       $     24,823                    $     25,495
 5/31/1998                       $     24,466                    $     24,944
 6/30/1998                       $     24,617                    $     25,867
 7/31/1998                       $     23,999                    $     25,556
 8/31/1998                       $     20,574                    $     21,736
 9/30/1998                       $     22,070                    $     23,200
10/31/1998                       $     23,752                    $     25,032
11/30/1998                       $     24,741                    $     26,582
12/31/1998                       $     25,680                    $     28,275
 1/31/1999                       $     25,509                    $     29,284
 2/28/1999                       $     24,575                    $     28,355
 3/31/1999                       $     25,377                    $     29,441
 4/30/1999                       $     27,665                    $     30,672
 5/31/1999                       $     27,323                    $     30,009
 6/30/1999                       $     28,363                    $     31,539
 7/31/1999                       $     27,175                    $     30,576
 8/31/1999                       $     26,224                    $     30,289
 9/30/1999                       $     24,323                    $     29,456
10/31/1999                       $     24,336                    $     31,436
11/30/1999                       $     24,481                    $     32,245
12/31/1999                       $     24,640                    $     34,188
 1/31/2000                       $     22,985                    $     32,788
 2/29/2000                       $     21,109                    $     32,701
 3/31/2000                       $     23,204                    $     35,680
 4/30/2000                       $     24,127                    $     34,491
 5/31/2000                       $     24,332                    $     33,599
 6/30/2000                       $     23,541                    $     34,455
 7/31/2000                       $     23,629                    $     33,883
 8/31/2000                       $     25,138                    $     36,391
 9/30/2000                       $     24,274                    $     34,702
10/31/2000                       $     25,094                    $     34,284
11/30/2000                       $     24,464                    $     31,149
12/31/2000                       $     25,437                    $     31,525
 1/31/2001                       $     26,621                    $     32,563
 2/28/2001                       $     25,615                    $     29,525
 3/31/2001                       $     24,464                    $     27,564
 4/30/2001                       $     25,810                    $     29,779
 5/31/2001                       $     26,524                    $     29,980
 6/30/2001                       $     26,103                    $     29,303
 7/31/2001                       $     25,924                    $     28,903
 8/31/2001                       $     24,966                    $     27,141
 9/30/2001                       $     22,773                    $     24,840
10/31/2001                       $     23,244                    $     25,357
11/30/2001                       $     25,290                    $     27,309
12/31/2001                       $     25,913                    $     27,600
 1/31/2002                       $     25,896                    $     27,250
 2/28/2002                       $     25,709                    $     26,707
 3/31/2002                       $     26,799                    $     27,804
 4/30/2002                       $     26,050                    $     26,211
 5/31/2002                       $     25,743                    $     25,980
 6/30/2002                       $     23,971                    $     24,063
 7/31/2002                       $     22,284                    $     22,282
 8/31/2002                       $     22,557                    $     22,399
 9/30/2002                       $     19,848                    $     19,993
10/31/2002                       $     21,313                    $     21,654
11/30/2002                       $     22,744                    $     22,921
12/31/2002                       $     21,624                    $     21,624
 1/31/2003                       $     21,020                    $     21,100
 2/28/2003                       $     20,576                    $     20,774
 3/31/2003                       $     20,789                    $     20,989
 4/30/2003                       $     22,725                    $     22,683
 5/31/2003                       $     23,950                    $     23,976
 6/30/2003                       $     24,376                    $     24,292
 7/31/2003                       $     24,802                    $     24,776
 8/31/2003                       $     25,050                    $     25,279
 9/30/2003                       $     24,890                    $     25,020
10/31/2003                       $     26,346                    $     26,487
11/30/2003                       $     26,630                    $     26,804
12/31/2003                       $     28,212                    $     28,088
 1/31/2004                       $     28,445                    $     28,622
 2/29/2004                       $     29,020                    $     29,018
 3/31/2004                       $     28,517                    $     28,622
 4/30/2004                       $     28,284                    $     28,105
 5/31/2004                       $     28,481                    $     28,510
 6/30/2004                       $     29,128                    $     29,024
 7/31/2004                       $     28,086                    $     28,005
 8/31/2004                       $     28,535                    $     28,143
 9/30/2004                       $     28,948                    $     28,498
10/31/2004                       $     29,541                    $     28,958
11/30/2004                       $     30,673                    $     30,198
12/31/2004                       $     31,976                    $     31,291
 1/31/2005                       $     31,342                    $     30,503
 2/28/2005                       $     31,770                    $     31,189
 3/31/2005                       $     31,491                    $     30,695
 4/30/2005                       $     31,118                    $     30,129
 5/31/2005                       $     31,863                    $     31,197
 6/30/2005                       $     32,441                    $     31,324

2/22/94 = $10,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT HTTP://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING           ENDING           EXPENSES PAID
                                                 ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                JANUARY 1, 2005     JUNE 30, 2005     1/1/05 - 6/30/05
------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                 $      1,000.00     $    1,013.50     $           5.55
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00          1,019.29                 5.56

CLASS B  ACTUAL                                        1,000.00          1,008.90                 9.91
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00          1,014.93                 9.94

CLASS C  ACTUAL                                        1,000.00          1,008.90                 9.54
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00          1,015.29                 9.57

CLASS Y  ACTUAL                                        1,000.00          1,014.60                 4.29
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00          1,020.53                 4.31

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.11%, CLASS B: 1.99%, CLASS C: 1.92%, CLASS Y: 0.86%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2005 (UNAUDITED)

                                        PERCENTAGE OF
                                         NET ASSETS
-----------------------------------------------------
Citigroup, Inc.                              4.3%
Nextel Communications, Inc., Class A         3.4
Johnson & Johnson                            3.3
Wells Fargo & Co.                            3.2
Microsoft Corp.                              3.1
UnitedHealth Group, Inc.                     3.1
Morgan Stanley                               2.8
Exelon Corp.                                 2.6
JPMorgan Chase & Co.                         2.3
Freddie Mac                                  2.3
-----------------------------------------------------
Total                                       30.4%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

U.S. EQUITIES
   Aerospace & Defense                          2.74%
   Air Freight & Logistics                      0.62
   Auto Components                              1.22
   Biotechnology                                3.05
   Building Products                            2.21
   Capital Markets                              4.63
   Commercial Banks                             5.57
   Commercial Services & Supplies               0.89
   Computers & Peripherals                      1.30
   Construction Materials                       1.73
   Diversified Financial Services               6.64
   Diversified Telecommunication Services       1.22
   Electric Utilities                           5.68
   Electronic Equipment & Instruments           1.02
   Energy Equipment & Services                  0.59
   Food & Staples Retailing                     5.13
   Gas Utilities                                0.64
   Health Care Equipment & Supplies             1.07
   Health Care Providers & Services             6.39
   Hotels, Restaurants & Leisure                0.81
   Household Products                           1.28
   Insurance                                    4.76
   Internet & Catalog Retail                    1.20
   Machinery                                    1.94%
   Media                                        5.86
   Multi-Utilities & Unregulated Power          1.02
   Multiline Retail                             1.02
   Oil & Gas                                    2.83
   Pharmaceuticals                              9.11
   Road & Rail                                  1.28
   Semiconductors & Semiconductor Equipment     1.49
   Software                                     5.41
   Specialty Retail                             0.72
   Thrifts & Mortgage Finance                   2.28
   Wireless Telecommunication Services          3.39
                                              ------
         Total U.S. Equities                   96.74

SHORT-TERM INVESTMENTS                          3.56
                                              ------
   TOTAL INVESTMENTS                          100.30
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                                (0.30)
                                              ------
NET ASSETS                                    100.00%
                                              ======

            UBS U.S. LARGE CAP EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2005

                                                              SHARES            VALUE
                                                          --------------    --------------
U.S. EQUITIES -- 96.74
AEROSPACE & DEFENSE -- 2.74%
Lockheed Martin Corp.                                             94,500    $    6,130,215
Northrop Grumman Corp.                                            85,300         4,712,825
                                                                            --------------
                                                                                10,843,040
                                                                            --------------
AIR FREIGHT & LOGISTICS -- 0.62%
FedEx Corp.                                                       30,600         2,478,906
                                                                            --------------
AUTO COMPONENTS -- 1.22%
Borg-Warner, Inc.                                                  7,000           375,690
Johnson Controls, Inc.                                            78,900         4,444,437
                                                                            --------------
                                                                                 4,820,127
                                                                            --------------
BIOTECHNOLOGY -- 3.05%
Cephalon, Inc. (a)                                                64,700         2,575,707
Genzyme Corp. (a)                                                150,200         9,025,518
Millennium Pharmaceuticals, Inc. (a)                              53,400           495,018
                                                                            --------------
                                                                                12,096,243
                                                                            --------------
BUILDING PRODUCTS -- 2.21%
Masco Corp.                                                      276,100         8,768,936
                                                                            --------------
CAPITAL MARKETS -- 4.63%
Mellon Financial Corp.                                           257,700         7,393,413
Morgan Stanley                                                   208,800        10,955,736
                                                                            --------------
                                                                                18,349,149
                                                                            --------------
COMMERCIAL BANKS -- 5.57%
Fifth Third Bancorp                                              114,400         4,714,424
PNC Financial Services Group, Inc.                                89,500         4,874,170
Wells Fargo & Co.                                                202,800        12,488,424
                                                                            --------------
                                                                                22,077,018
                                                                            --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.89%
Cendant Corp.                                                    157,500         3,523,275
                                                                            --------------
COMPUTERS & PERIPHERALS -- 1.30%
Hewlett-Packard Co.                                              218,500         5,136,935
                                                                            --------------
CONSTRUCTION MATERIALS -- 1.73%
Martin Marietta Materials, Inc.                                   99,507         6,877,924
                                                                            --------------
DIVERSIFIED FINANCIAL SERVICES -- 6.64%
Citigroup, Inc.                                                  371,561        17,177,265
JPMorgan Chase & Co.                                             258,400         9,126,688
                                                                            --------------
                                                                                26,303,953
                                                                            --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.22%
SBC Communications, Inc.                                         204,500         4,856,875
                                                                            --------------
ELECTRIC UTILITIES -- 5.68%
American Electric Power Co., Inc.                                102,800         3,790,236
Exelon Corp.                                                     197,500        10,137,675
FirstEnergy Corp.                                                138,445         6,660,589
Pepco Holdings, Inc.                                              80,400         1,924,776
                                                                            --------------
                                                                                22,513,276
                                                                            --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.02%
Mettler Toledo International, Inc. (a)                            86,500         4,029,170
                                                                            --------------
ENERGY EQUIPMENT & SERVICES -- 0.59%
Baker Hughes, Inc.                                                46,000         2,353,360
                                                                            --------------
FOOD & STAPLES RETAILING -- 5.13%
7-Eleven, Inc. (a)                                                31,300    $      946,512
Albertson's, Inc.                                                279,900         5,788,332
Costco Wholesale Corp.                                           179,700         8,054,154
Kroger Co. (a)                                                   291,900         5,554,857
                                                                            --------------
                                                                                20,343,855
                                                                            --------------
GAS UTILITIES -- 0.64%
NiSource, Inc.                                                   102,400         2,532,352
                                                                            --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.07%
Medtronic, Inc.                                                   52,800         2,734,512
Waters Corp. (a)                                                  40,900         1,520,253
                                                                            --------------
                                                                                 4,254,765
                                                                            --------------
HEALTH CARE PROVIDERS & SERVICES -- 6.39%
Caremark Rx, Inc. (a)                                             49,100         2,185,932
Medco Health Solutions, Inc. (a)                                  99,000         5,282,640
UnitedHealth Group, Inc.                                         232,200        12,106,908
WellPoint, Inc. (a)                                               82,400         5,738,336
                                                                            --------------
                                                                                25,313,816
                                                                            --------------
HOTELS, RESTAURANTS & LEISURE -- 0.81%
Carnival Corp.                                                    58,700         3,202,085
                                                                            --------------
HOUSEHOLD PRODUCTS -- 1.28%
Kimberly-Clark Corp.                                              81,050         5,072,919
                                                                            --------------
INSURANCE -- 4.76%
Aflac, Inc.                                                       77,600         3,358,528
Allstate Corp.                                                    78,900         4,714,275
American International Group, Inc.                               114,200         6,635,020
Hartford Financial Services Group, Inc.                           55,600         4,157,768
                                                                            --------------
                                                                                18,865,591
                                                                            --------------
INTERNET & CATALOG RETAIL -- 1.20%
IAC/InterActiveCorp. (a)                                         198,300         4,769,115
                                                                            --------------
MACHINERY -- 1.94%
Illinois Tool Works, Inc.                                         96,300         7,673,184
                                                                            --------------
MEDIA -- 5.86%
Clear Channel Communications, Inc.                               131,300         4,061,109
Dex Media, Inc.                                                   94,000         2,294,540
DIRECTV Group, Inc. (a)                                          100,200         1,553,100
Omnicom Group, Inc.                                               72,600         5,797,836
Time Warner, Inc. (a)                                            378,300         6,321,393
Univision Communications, Inc. (a)                               115,700         3,187,535
                                                                            --------------
                                                                                23,215,513
                                                                            --------------
MULTILINE RETAIL -- 1.02%
Kohl's Corp. (a)                                                  72,300         4,042,293
                                                                            --------------
MULTI-UTILITIES & UNREGULATED POWER -- 1.02%
Sempra Energy                                                     97,500         4,027,725
                                                                            --------------
OIL & GAS -- 2.83%
ExxonMobil Corp.                                                  97,000         5,574,590
Marathon Oil Corp.                                               105,900         5,651,883
                                                                            --------------
                                                                                11,226,473
                                                                            --------------
PHARMACEUTICALS -- 9.11%
Allergan, Inc.                                                   100,700         8,583,668
Bristol-Myers Squibb Co.                                         129,300         3,229,914
Johnson & Johnson                                                201,644        13,106,860

                                                              SHARES            VALUE
                                                          --------------    --------------
Mylan Laboratories, Inc.                                         148,350    $    2,854,254
Wyeth                                                            187,000         8,321,500
                                                                            --------------
                                                                                36,096,196
                                                                            --------------
ROAD & RAIL -- 1.28%
Burlington Northern Santa Fe Corp.                               108,100         5,089,348
                                                                            --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.49%
Applied Materials, Inc.                                          211,000         3,413,980
Xilinx, Inc.                                                      97,300         2,481,150
                                                                            --------------
                                                                                 5,895,130
                                                                            --------------
SOFTWARE -- 5.41%
Microsoft Corp.                                                  500,200        12,424,968
Oracle Corp. (a)                                                 428,200         5,652,240
Veritas Software Corp. (a)                                       137,700         3,359,880
                                                                            --------------
                                                                                21,437,088
                                                                            --------------
SPECIALTY RETAIL -- 0.72%
Office Depot, Inc. (a)                                           125,300         2,861,852
                                                                            --------------
THRIFTS & MORTGAGE FINANCE -- 2.28%
Freddie Mac                                                      138,700         9,047,401
                                                                            --------------
WIRELESS TELECOMMUNICATION SERVICES -- 3.39%
Nextel Communications, Inc., Class A (a)                         416,300        13,450,653
                                                                            --------------
Total U.S. Equities                                                            383,445,541
                                                                            --------------
SHORT-TERM INVESTMENTS -- 3.56%
OTHER -- 3.35%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund, yield of 3.28%             13,297,146        13,297,146
                                                                            --------------

                                                               FACE
                                                              AMOUNT            VALUE
                                                          --------------    --------------
U.S. GOVERNMENT OBLIGATION -- 0.21%
U.S. Treasury Bills, yield of 2.64%
  due 07/21/05 (b)                                        $      825,000    $      823,776
                                                                            --------------
Total Short-Term Investments
  (Cost $14,120,929)                                                            14,120,922
                                                                            --------------
Total Investments -- 100.30%
  (Cost $355,676,745)                                                          397,566,463

Liabilities, in excess of cash and
  other assets -- (0.30%)                                                       (1,188,192)
                                                                            --------------
Net Assets -- 100.00%                                                       $  396,378,271
                                                                            ==============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $357,636,565; and net unrealized appreciation consisted of:

       Gross unrealized appreciation                                 $   44,599,701
       Gross unrealized depreciation                                     (4,669,803)
                                                                     --------------
                Net unrealized appreciation                          $   39,929,898
                                                                     ==============

(a)  Non-income producing security.
(b) This security was pledged to cover margin requirements for futures contracts.

FUTURES CONTRACTS

UBS U.S. Large Cap Equity Fund had the following open futures contracts as of June 30, 2005:

                                                        EXPIRATION                     CURRENT     UNREALIZED
                                                           DATE           COST          VALUE     DEPRECIATION
                                                      --------------  ------------   -----------  ------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 25 contracts                           September 2005  $  7,581,550   $ 7,471,875  $   (109,675)
                                                                                                  ============

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2005 was $823,776.

                 See accompanying notes to financial statements

UBS U.S. LARGE CAP GROWTH FUND

For the fiscal year ended June 30, 2005, Class A shares of UBS U.S. Large Cap Growth Fund (the "Fund") returned 6.49% and Class Y shares returned 6.75%, versus the 1.68% return of the Fund's benchmark, the Russell 1000 Growth Index (the "Index"). Since inception on December 31, 1998, through period end, the Fund's A shares returned -2.09% while the Index returned -3.31%, and since inception on October 14, 1997, through period end, the Fund's Y shares returned 1.29% on an annualized basis, versus the 1.28% annualized return of the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 59; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

In the midst of a challenging market for growth investors, the Fund delivered strong returns relative to its Index. The Fund's performance can be traced to its industry positioning, which was driven by our bottom-up stock selection.

A CONSISTENT STRATEGY IN THE FACE OF MARKET UNCERTAINTY

Concerned about rising oil prices, inflation, a real estate bubble and continued geopolitical unrest, investors remained risk-averse, favoring large caps over small caps and value-oriented stocks over growth-oriented stocks. For the 12 months ending June 30, 2005, large cap value stocks (as measured by the Russell 1000 Value Index) rose 14.06% compared with the 1.68% return from large cap growth stocks (Russell 1000 Growth Index).

In this uncertain environment, we continued looking for the characteristics that we believe exemplify successful growth companies: increasing profitability, pricing power and high or improving return on invested capital. During the period, this led us to emphasize names in the energy space. During much of the period, we favored exploration and production firms with strong organic growth potential. More recently, we began focusing on oil service companies, which we believe will enjoy pricing power in the years to come.

We have also emphasized holdings in Internet advertising through companies such as Google and Yahoo. A significant change is afoot in how advertising dollars are being deployed, and a selective investment in the hot Web portals will, we believe, harness this revenue shift through maturation of search activity.

STOCK SELECTION KEY TO SECTOR ALLOCATIONS

Based on our ongoing analysis, we considered the large-cap growth market to be slightly undervalued for much of the fiscal year, and viewed it to be substantially undervalued as the period closed. By focusing on bottom-up stock selection rather than a top-down sector strategy, we believe that we constructed a well-diversified portfolio, with the most significant positions being an overweight to the energy sector and an underweight to technology hardware.

Relative performance was helped over the reporting period by our overweight exposure to the energy sector relative to the Index. Supported by oil prices that topped $60 a barrel, energy was able to deliver the best industry returns during the reporting period. Within the energy sector, the Fund held an overweight exposure to energy reserve companies. We also increased the Fund's position in oil services companies, as we expect them to display solid pricing power over the next two years. Stock selection also contributed to performance in the energy sector, with holdings such as XTO Energy, Inc. and EOG Resources, Inc. delivering strong returns.

Relative performance was also helped over the fiscal year by an overweight to healthcare. In particular, the Fund's holdings in healthcare providers and biotechnology stocks enhanced results, including WellPoint, Inc., UnitedHealth Group, Inc. and Gilead Sciences Inc*.

Relative performance also suffered from the Fund's position in eBay, Inc., a business model that remains dominant but underwent scrutiny early in 2005 as it appeared US listing volume was slowing. In contrast, our pharmaceutical position hindered performance. While we believe we were correct to be underweight the space, an overweight to Forest Laboratories* and an underweight to Johnson & Johnson were among the largest detractors from Fund performance for the period.

* SECURITIES NO LONGER HELD AS OF JUNE 30, 2005.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 1, 2005. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                           1 YEAR    3 YEARS   5 YEARS  INCEPTION*
                                                            ENDED     ENDED     ENDED       TO
                                                           6/30/05   6/30/05   6/30/05    6/30/05
--------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND CLASS A                        6.49%     8.77%    -8.69%      -2.09%
UBS U.S. LARGE CAP GROWTH FUND CLASS B                        5.68      7.95       N/A        0.65
UBS U.S. LARGE CAP GROWTH FUND CLASS C                        5.82      8.00       N/A       -0.45
UBS U.S. LARGE CAP GROWTH FUND CLASS Y                        6.75      9.01     -8.43        1.29
UBS U.S. LARGE CAP GROWTH FUND CLASS A**                      0.61      6.74     -9.71       -2.94
UBS U.S. LARGE CAP GROWTH FUND CLASS B**                      0.68      7.08       N/A        0.11
UBS U.S. LARGE CAP GROWTH FUND CLASS C**                      4.82      8.00       N/A       -0.45
RUSSELL 1000 GROWTH INDEX                                     1.68      7.26    -10.36        1.28

* INCEPTION DATE OF UBS U.S. LARGE CAP GROWTH FUND CLASS A SHARES IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 10/14/97.

**  RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT HTTP://www.ubs.com.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Large Gap Growth Fund Class Y shares and the Russell 1000 Growth Index, if you had invested $10,000 on October 14, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2005. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. LARGE CAP GROWTH FUND CLASS Y VS. RUSSELL 1000 GROWTH INDEX

Wealth Value With Dividends Reinvested

                    UBS U.S. LARGE CAP GROWTH FUND CLASS Y   RUSSELL 1000 GROWTH INDEX
10/14/1997                       $     10,000                      $     10,000
10/31/1997                       $      9,570                      $      9,389
11/30/1997                       $      9,750                      $      9,788
12/31/1997                       $      9,943                      $      9,897
 1/31/1998                       $      9,872                      $     10,193
  2/1/1998                       $     10,444                      $     10,960
 3/31/1998                       $     10,855                      $     11,397
 4/30/1998                       $     11,075                      $     11,555
 5/31/1998                       $     10,825                      $     11,227
 6/30/1998                       $     11,256                      $     11,914
 7/31/1998                       $     11,205                      $     11,835
 8/31/1998                       $      9,321                      $     10,059
 9/30/1998                       $      9,822                      $     10,832
10/31/1998                       $     10,805                      $     11,703
11/30/1998                       $     11,587                      $     12,593
12/31/1998                       $     12,421                      $     13,728
 1/31/1999                       $     13,208                      $     14,534
 2/28/1999                       $     12,631                      $     13,870
 3/31/1999                       $     13,250                      $     14,601
 4/30/1999                       $     13,743                      $     14,619
 5/31/1999                       $     13,575                      $     14,170
 6/30/1999                       $     14,592                      $     15,163
 7/31/1999                       $     13,994                      $     14,681
 8/31/1999                       $     13,984                      $     14,921
 9/30/1999                       $     13,512                      $     14,607
10/31/1999                       $     14,257                      $     15,710
11/30/1999                       $     14,980                      $     16,558
12/31/1999                       $     16,486                      $     18,280
 1/31/2000                       $     15,847                      $     17,423
 2/29/2000                       $     16,576                      $     18,275
 3/31/2000                       $     17,665                      $     19,583
 4/30/2000                       $     17,182                      $     18,651
 5/31/2000                       $     16,509                      $     17,712
 6/30/2000                       $     17,148                      $     19,054
 7/31/2000                       $     16,733                      $     18,260
 8/31/2000                       $     17,698                      $     19,913
 9/30/2000                       $     16,105                      $     18,029
10/31/2000                       $     15,790                      $     17,176
11/30/2000                       $     14,062                      $     14,645
12/31/2000                       $     13,833                      $     14,181
 1/31/2001                       $     14,592                      $     15,161
 2/28/2001                       $     12,457                      $     12,587
 3/31/2001                       $     11,147                      $     11,217
 4/30/2001                       $     12,339                      $     12,636
 5/31/2001                       $     12,195                      $     12,450
 6/30/2001                       $     11,776                      $     12,162
 7/31/2001                       $     11,449                      $     11,858
 8/31/2001                       $     10,479                      $     10,888
 9/30/2001                       $      9,418                      $      9,801
10/31/2001                       $      9,877                      $     10,315
11/30/2001                       $     10,807                      $     11,306
12/31/2001                       $     10,685                      $     11,285
 1/31/2002                       $     10,461                      $     11,086
 2/28/2002                       $      9,987                      $     10,625
 3/31/2002                       $     10,330                      $     10,993
 4/30/2002                       $      9,526                      $     10,096
 5/31/2002                       $      9,328                      $      9,852
 6/30/2002                       $      8,525                      $      8,940
 7/31/2002                       $      7,945                      $      8,449
 8/31/2002                       $      7,998                      $      8,474
 9/30/2002                       $      7,141                      $      7,595
10/31/2002                       $      7,800                      $      8,292
11/30/2002                       $      8,156                      $      8,742
12/31/2002                       $      7,629                      $      8,138
 1/31/2003                       $      7,497                      $      7,941
 2/28/2003                       $      7,471                      $      7,904
 3/31/2003                       $      7,589                      $      8,051
 4/30/2003                       $      8,064                      $      8,647
 5/31/2003                       $      8,459                      $      9,078
 6/30/2003                       $      8,551                      $      9,203
 7/31/2003                       $      8,815                      $      9,432
 8/31/2003                       $      8,973                      $      9,667
 9/30/2003                       $      8,920                      $      9,563
10/31/2003                       $      9,394                      $     10,101
11/30/2003                       $      9,552                      $     10,206
12/31/2003                       $      9,895                      $     10,559
 1/31/2004                       $     10,198                      $     10,775
 2/29/2004                       $     10,343                      $     10,843
 3/31/2004                       $     10,198                      $     10,642
 4/30/2004                       $      9,974                      $     10,518
 5/31/2004                       $     10,158                      $     10,714
 6/30/2004                       $     10,343                      $     10,847
 7/31/2004                       $      9,763                      $     10,234
 8/31/2004                       $      9,724                      $     10,183
 9/30/2004                       $     10,132                      $     10,280
10/31/2004                       $     10,303                      $     10,441
11/30/2004                       $     10,685                      $     10,800
12/31/2004                       $     11,081                      $     11,223
 1/31/2005                       $     10,659                      $     10,849
 2/28/2005                       $     10,896                      $     10,964
 3/31/2005                       $     10,620                      $     10,764
 4/30/2005                       $     10,330                      $     10,560
 5/31/2005                       $     10,936                      $     11,070
 6/30/2005                       $     11,041                      $     11,030

10/14/97 = $10,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

UBS U.S. LARGE CAP GROWTH FUND

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING         ENDING         EXPENSES PAID
                                                 ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                JANUARY 1, 2005   JUNE 30, 2005   1/1/05 - 6/30/05
--------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                 $      1,000.00   $      996.40   $           5.20
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00        1,019.59               5.26

CLASS B  ACTUAL                                        1,000.00          992.60               8.89
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00        1,015.87               9.00

CLASS C  ACTUAL                                        1,000.00          993.80               8.90
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00        1,015.87               9.00

CLASS Y  ACTUAL                                        1,000.00          996.80               3.96
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                   1,000.00        1,020.83               4.01

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.05%, CLASS B: 1.80%, CLASS C: 1.80%, CLASS Y: 0.80%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2005 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
Google, Inc.                               4.5%
WellPoint, Inc.                            3.3
Johnson & Johnson                          3.1
EOG Resources, Inc.                        3.1
eBay, Inc.                                 3.1
General Electric Co.                       2.9
Medimmune, Inc.                            2.9
Pulte Homes, Inc.                          2.8
Best Buy Co., Inc.                         2.8
XTO Energy, Inc.                           2.6
---------------------------------------------------
Total                                     31.1%

INDUSTRY DIVERSIFICATION

AS A PERCENTAGE OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

EQUITIES
U.S. EQUITIES
   Aerospace & Defense                         2.20%
   Biotechnology                               5.00
   Capital Markets                             1.55
   Communications Equipment                    2.19
   Computers & Peripherals                     6.20
   Consumer Finance                            1.48
   Diversified Financial Services              1.46
   Energy Equipment & Services                 1.52
   Food & Staples Retailing                    2.13
   Health Care Equipment & Supplies            8.17
   Health Care Providers & Services            5.80
   Household Durables                          2.80
   Household Products                          2.19
   Industrial Conglomerates                    2.93
   Insurance                                   1.13
   Internet & Catalog Retail                   3.06
   Internet Software & Services                6.16
   Machinery                                   1.43
   Media                                       2.27
   Oil & Gas                                   7.03%
   Pharmaceuticals                             5.63
   Semiconductors & Semiconductor
   Equipment                                   1.57
   Software                                    9.57
   Specialty Retail                            6.67
   Textiles, Apparel & Luxury Goods            2.16
   Wireless Telecommunication Services         2.33
                                             ------
         Total U.S. Equities                  94.63
INTERNATIONAL EQUITY
   Machinery                                   1.58
                                             ------
TOTAL EQUITIES                                96.21

INVESTMENT COMPANY                             1.00
SHORT-TERM INVESTMENT                          1.93
                                             ------
   TOTAL INVESTMENTS                          99.14
CASH AND OTHER ASSETS, LESS LIABILITIES        0.86
                                             ------
NET ASSETS                                   100.00%
                                             ======

            UBS U.S. LARGE CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2005

                                                              SHARES            VALUE
                                                          --------------    --------------
EQUITIES -- 96.21%
U.S. EQUITIES -- 94.63%
AEROSPACE & DEFENSE -- 2.20%
United Technologies Corp.                                          3,100    $      159,185
                                                                            --------------
BIOTECHNOLOGY -- 5.00%
Genzyme Corp. (a)                                                  2,500           150,225
Medimmune, Inc. (a)                                                7,900           211,088
                                                                            --------------
                                                                                   361,313
                                                                            --------------
CAPITAL MARKETS -- 1.55%
Goldman Sachs Group, Inc.                                          1,100           112,222
                                                                            --------------
COMMUNICATIONS EQUIPMENT -- 2.19%
QUALCOMM, Inc.                                                     4,800           158,448
                                                                            --------------
COMPUTERS & PERIPHERALS -- 6.20%
Apple Computer, Inc. (a)                                           3,600           132,516
Dell, Inc. (a)                                                     3,400           134,334
EMC Corp. (a)                                                     13,200           180,972
                                                                            --------------
                                                                                   447,822
                                                                            --------------
CONSUMER FINANCE -- 1.48%
SLM Corp.                                                          2,100           106,680
                                                                            --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.46%
Citigroup, Inc.                                                    2,283           105,543
                                                                            --------------
ENERGY EQUIPMENT & SERVICES -- 1.52%
GlobalSantaFe Corp.                                                2,700           110,160
                                                                            --------------
FOOD & STAPLES RETAILING -- 2.13%
Wal-Mart Stores, Inc.                                              3,200           154,240
                                                                            --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.17%
Kinetic Concepts, Inc. (a)                                         2,300           138,000
Medtronic, Inc.                                                    2,700           139,833
Varian Medical Systems, Inc. (a)                                   4,500           167,985
Zimmer Holdings, Inc. (a)                                          1,900           144,723
                                                                            --------------
                                                                                   590,541
                                                                            --------------
HEALTH CARE PROVIDERS & SERVICES -- 5.80%
UnitedHealth Group, Inc.                                           3,500           182,490
WellPoint, Inc. (a)                                                3,400           236,776
                                                                            --------------
                                                                                   419,266
                                                                            --------------
HOUSEHOLD DURABLES -- 2.80%
Pulte Homes, Inc.                                                  2,400           202,200
                                                                            --------------
HOUSEHOLD PRODUCTS -- 2.19%
Proctor & Gamble Co.                                               3,000           158,250
                                                                            --------------
INDUSTRIAL CONGLOMERATES -- 2.93%
General Electric Co.                                               6,100           211,365
                                                                            --------------
INSURANCE -- 1.13%
American International Group, Inc.                                 1,400            81,340
                                                                            --------------
INTERNET & CATALOG RETAIL -- 3.06%
eBay, Inc. (a)                                                     6,700           221,167
                                                                            --------------
INTERNET SOFTWARE & SERVICES -- 6.16%
Google, Inc. (a)                                                   1,100           323,565
Yahoo!, Inc. (a)                                                   3,500           121,275
                                                                            --------------
                                                                                   444,840
                                                                            --------------
MACHINERY -- 1.43%
Illinois Tool Works, Inc.                                          1,300    $      103,584
                                                                            --------------
MEDIA -- 2.27%
McGraw-Hill Cos., Inc.                                             3,700           163,725
                                                                            --------------
OIL & GAS -- 7.03%
EOG Resources, Inc.                                                4,000           227,200
Peabody Energy Corp.                                               1,800            93,672
XTO Energy, Inc.                                                   5,499           186,911
                                                                            --------------
                                                                                   507,783
                                                                            --------------
PHARMACEUTICALS -- 5.63%
Allergan, Inc.                                                     2,100           179,004
Johnson & Johnson                                                  3,500           227,500
                                                                            --------------
                                                                                   406,504
                                                                            --------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 1.57%
Broadcom Corp. (a)                                                 3,200           113,632
                                                                            --------------
SOFTWARE -- 9.57%
Adobe Systems, Inc.                                                5,900           168,858
Autodesk, Inc.                                                     3,400           116,858
Electronic Arts, Inc. (a)                                          2,300           130,203
Microsoft Corp.                                                    5,500           136,620
Symantec Corp. (a)                                                 6,400           139,136
                                                                            --------------
                                                                                   691,675
                                                                            --------------
SPECIALTY RETAIL -- 6.67%
Abercrombie & Fitch Co.                                            2,600           178,620
Best Buy Co., Inc.                                                 2,900           198,795
Lowe's Cos., Inc.                                                  1,800           104,796
                                                                            --------------
                                                                                   482,211
                                                                            --------------
TEXTILES, APPAREL & LUXURY GOODS -- 2.16%
Nike, Inc.                                                         1,800           155,880
                                                                            --------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.33%
Nextel Communications, Inc., Class A (a)                           5,200           168,012
                                                                            --------------
Total U.S. Equities                                                              6,837,588
                                                                            --------------
INTERNATIONAL EQUITY -- 1.58%
BERMUDA -- 1.58%
MACHINERY -- 1.58%
Ingersoll-Rand Co., Class A                                        1,600           114,160
                                                                            --------------
Total Equities (Cost $6,335,120)                                                 6,951,748
                                                                            --------------
INVESTMENT COMPANY -- 1.00%
iShares Russell 1000 Growth Index Fund
  (Cost $73,193)                                                   1,500            72,000
                                                                            --------------
SHORT-TERM INVESTMENT -- 1.93%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 3.28%
  (Cost $139,146)                                                139,146           139,146
                                                                            --------------
Total Investments
  (Cost $6,547,459) -- 99.14%                                                    7,162,894
Cash and other assets, less liabilities -- 0.86%                                    61,880
                                                                            --------------
Net Assets -- 100%                                                          $    7,224,774
                                                                            ==============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $6,584,375 and net unrealized appreciation consisted of:

          Gross unrealized appreciation                         $     700,936
          Gross unrealized depreciation                              (122,417)
                                                                -------------
                         Net unrealized appreciation            $     578,519
                                                                =============

(a) Non-income producing security.

                 See accompanying notes to financial statements

UBS U.S. LARGE CAP VALUE EQUITY FUND

For the fiscal year ended June 30, 2005, Class A shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") returned 12.35% and Class Y shares returned 12.74%, versus the 14.06% return of the Fund's benchmark, the Russell 1000 Value Index (the "Index"). Since inception on December 7, 2001, through period end, the Fund's A shares returned 7.15% while the Index returned 8.35% since November 30, 2001, and since inception on June 29, 2001, through period end, the Fund's Y shares returned 6.47% on an annualized basis, compared with the 5.63% annualized return of the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 67; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund delivered solid absolute results over the fiscal year, but trailed its benchmark Index. This relative performance was primarily a function of the Fund's high-quality bias. This focus was in keeping with our long-term process and objectives, but caused the Fund to miss return opportunities in the speculative-led rally of late 2004.

FOCUS ON HIGH QUALITY, LOWER VOLATILITY

Throughout the fiscal year, rising oil prices, the threat of inflation, a potential real estate bubble and continued geopolitical instability had many market observers fearing an economic slowdown. In our view, in this environment, investors showed a clear preference for stability and quality, favoring large caps over small caps and value over growth. The notable exception was in the fourth quarter of 2004, when oil prices took a dip and the US presidential race was decided, giving investors the confidence to jump back into higher-risk stocks in search of quick returns. The rally was short-lived, but carried enough weight to push the overall stock market into positive territory for the fiscal year.

Our analysis concluded that the large-cap value market was trading at close to fair value for much of the fiscal year. The Fund's strategy in this situation was to remain focused on our bottom-up investment process, seeking out high-quality, lower-volatility stocks that were selling for less than their intrinsic value.

SECTOR ALLOCATION BENEFICIAL IN MIXED-PICTURE ECONOMY

The Fund's research-intense investment process led us to hold a well-diversified portfolio with a preference for noncyclical sectors. The Fund benefited from this strategy, as evidenced by the performance generated by our overweight positions to the healthcare and utilities sectors relative to the Index.

The Fund's position in healthcare contributed to relative performance, as the sector produced strong returns for the year. Within healthcare, the Fund moved away from pharmaceuticals in favor of medical services companies. In our opinion, the 2006 Medicare prescription drug benefit program rollout will create significant price pressure for some and significant opportunities for others. In our opinion, the services subsector, including pharmacy benefit managers, has solid fundamentals and is poised to benefit from the changing dynamics in the prescription drug arena.

Our overweight to utilities also enhanced results as the sector delivered some of the best industry returns for the 12-month period. Investors often avoid utilities in a rising interest rate environment, when a fixed dividend yield may no longer appear competitive. But, our research indicated that many utilities were still offering attractive yields relative to other industries, and valuations of these out-of-favor stocks were compelling. In particular, the Fund focused on nuclear and coal generation stocks.

The Fund also benefited from its underweight exposure to some of the more economically sensitive sectors, such as technology. A large part of the Fund's underweight in technology was a result of our negative assessment of semiconductor companies. While our analysis suggests that there are select opportunities in this area, in most cases, the market continued to price in expected growth rates well above what we believe the companies can achieve.

The Fund's underweight position to energy hindered relative performance. Energy was, by far, the best-performing sector during the fiscal year, buoyed by high oil prices. In our view, however, these prices are not sustainable given inventory levels. We have further reduced our position in energy, narrowing the group to companies that we believe can weather falling oil prices. Performance was also hurt by the Fund's overweight exposure to banks. Several holdings in this area delivered disappointing results, including JPMorgan Chase & Co. and Mellon Financial Corp. We continued to broadly view banks and financials as attractive opportunities in the current environment, with the exception of regional banks that currently carry large acquisition premiums. We believe we will be rewarded for capital market exposure.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 1, 2005. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                           1 YEAR     3 YEAR    INCEPTION*
                                                            ENDED      ENDED        TO
                                                           6/30/05    6/30/05    6/30/05
------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS A                 12.35%     10.78%        7.15%
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS B                 11.59       9.97         7.21
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS C                 11.62       9.98         7.10
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS Y                 12.74      11.07         6.47
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS A**                6.18       8.70         5.46
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS B**                6.90       9.14         6.75
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS C**               10.68       9.98         7.10
RUSSELL 1000 VALUE INDEX                                     14.06      11.00         5.63

* INCEPTION DATES OF UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS A SHARES IS 12/07/01. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/08/01 AND 12/12/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 6/29/01.

**  RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEE AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Large Cap Value Equity Fund Class Y shares and the Russell 1000 Value Index, if you had invested $10,000 on June 29, 2001, and had reinvested all your income dividends and capital gain distributions through June 30, 2005. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Shares price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS Y VS. RUSSELL 1000 VALUE INDEX

Wealth Value With Dividends Reinvested

                    UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS Y    RUSSELL 1000 VALUE INDEX
 6/29/2001                          $     10,000                          $     10,000
 7/31/2001                          $     10,110                          $      9,979
 8/31/2001                          $      9,730                          $      9,579
 9/30/2001                          $      9,180                          $      8,905
10/31/2001                          $      9,170                          $      8,828
11/30/2001                          $      9,800                          $      9,341
12/31/2001                          $      9,970                          $      9,561
 1/31/2002                          $      9,870                          $      9,488
 2/28/2002                          $      9,900                          $      9,503
 3/31/2002                          $     10,330                          $      9,953
 4/30/2002                          $     10,020                          $      9,611
 5/31/2002                          $      9,990                          $      9,659
 6/30/2002                          $      9,380                          $      9,105
 7/31/2002                          $      8,640                          $      8,258
 8/31/2002                          $      8,810                          $      8,321
 9/30/2002                          $      7,670                          $      7,396
10/31/2002                          $      8,260                          $      7,943
11/30/2002                          $      8,750                          $      8,444
12/31/2002                          $      8,419                          $      8,077
 1/31/2003                          $      8,246                          $      7,882
 2/28/2003                          $      8,043                          $      7,671
 3/31/2003                          $      8,084                          $      7,684
 4/30/2003                          $      8,865                          $      8,361
 5/31/2003                          $      9,352                          $      8,900
 6/30/2003                          $      9,463                          $      9,012
 7/31/2003                          $      9,575                          $      9,146
 8/31/2003                          $      9,615                          $      9,288
 9/30/2003                          $      9,595                          $      9,198
10/31/2003                          $     10,194                          $      9,761
11/30/2003                          $     10,254                          $      9,893
12/31/2003                          $     11,016                          $     10,503
 1/31/2004                          $     11,117                          $     10,688
 2/29/2004                          $     11,372                          $     10,917
 3/31/2004                          $     11,219                          $     10,821
 4/30/2004                          $     11,067                          $     10,557
 5/31/2004                          $     11,168                          $     10,664
 6/30/2004                          $     11,402                          $     10,916
 7/31/2004                          $     11,189                          $     10,762
 8/31/2004                          $     11,412                          $     10,916
 9/30/2004                          $     11,504                          $     11,085
10/31/2004                          $     11,727                          $     11,269
11/30/2004                          $     12,164                          $     11,839
12/31/2004                          $     12,585                          $     12,235
 1/31/2005                          $     12,329                          $     12,018
 2/28/2005                          $     12,610                          $     12,416
 3/31/2005                          $     12,500                          $     12,246
 4/30/2005                          $     12,402                          $     12,026
 5/31/2005                          $     12,622                          $     12,316
 6/30/2005                          $     12,854                          $     12,451

6/29/01 = $10,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING         ENDING         EXPENSES PAID
                                              ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*
                                             JANUARY 1, 2005   JUNE 30, 2005    1/1/05 - 6/30/05
------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                              $      1,000.00   $    1,019.50    $           5.51
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                1,000.00        1,019.34                5.51

CLASS B  ACTUAL                                     1,000.00        1,016.80                9.25
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                1,000.00        1,015.62                9.25

CLASS C  ACTUAL                                     1,000.00        1,015.80                9.25
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                1,000.00        1,015.62                9.25

CLASS Y  ACTUAL                                     1,000.00        1,021.40                4.26
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                1,000.00        1,020.58                4.26

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.10%, CLASS B: 1.85%, CLASS C: 1.85%, CLASS Y: 0.85%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN U.S. EQUITY HOLDINGS

AS OF JUNE 30, 2005 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
Citigroup, Inc.                            5.3%
ExxonMobil Corp.                           4.9
Wells Fargo & Co.                          4.0
JPMorgan Chase & Co.                       4.0
Morgan Stanley                             3.8
Nextel Communications, Inc., Class A       3.4
Marathon Oil Corp.                         3.0
UnitedHealth Group, Inc.                   2.8
Freddie Mac                                2.8
Martin Marietta Materials, Inc.            2.3
---------------------------------------------------
Total                                     36.3%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

U.S. EQUITIES
   Aerospace & Defense                         3.19%
   Air Freight & Logistics                     0.96
   Auto Components                             1.33
   Biotechnology                               0.74
   Building Products                           1.78
   Capital Markets                             7.07
   Commercial Banks                            8.96
   Commercial Services & Supplies              0.82
   Computers & Peripherals                     1.25
   Construction Materials                      2.34
   Diversified Financial Services              9.27
   Diversified Telecommunication Services      1.87
   Electric Utilities                          7.50
   Energy Equipment & Services                 0.60
   Food & Staples Retailing                    4.53
   Gas Utilities                               0.51
   Health Care Providers & Services            4.30
   Household Products                          1.05
   Insurance                                   6.05
   Internet & Catalog Retail                   1.14%
   Machinery                                   2.05
   Media                                       4.85
   Multi-Utilities & Unregulated Power         0.95
   Oil & Gas                                   7.88
   Pharmaceuticals                             4.66
   Road & Rail                                 1.46
   Software                                    1.80
   Specialty Retail                            0.68
   Thrifts & Mortgage Finance                  2.81
   Wireless Telecommunication Services         3.39
                                             ------
         Total U.S. Equities                  95.79
INVESTMENT COMPANY                             3.51
SHORT-TERM INVESTMENT                          0.70
                                             ------
TOTAL INVESTMENTS                            100.00
LIABILITIES, IN EXCESS OF
CASH AND OTHER ASSETS                          0.00
                                             ------
NET ASSETS                                   100.00%
                                             ======

         UBS U.S. LARGE CAP VALUE EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2005

                                                              SHARES            VALUE
                                                          --------------    --------------
U.S. EQUITIES -- 95.79%
AEROSPACE & DEFENSE -- 3.19%
Lockheed Martin Corp.                                             41,000    $    2,659,670
Northrop Grumman Corp.                                            29,300         1,618,825
                                                                            --------------
                                                                                 4,278,495
                                                                            --------------
AIR FREIGHT & LOGISTICS -- 0.96%
FedEx Corp.                                                       15,800         1,279,958
                                                                            --------------
AUTO COMPONENTS -- 1.33%
Borg-Warner, Inc.                                                  3,300           177,111
Johnson Controls, Inc.                                            28,600         1,611,038
                                                                            --------------
                                                                                 1,788,149
                                                                            --------------
BIOTECHNOLOGY -- 0.74%
Cephalon, Inc. (a)                                                24,900           991,269
                                                                            --------------
BUILDING PRODUCTS -- 1.78%
Masco Corp.                                                       75,050         2,383,588
                                                                            --------------
CAPITAL MARKETS -- 7.07%
Mellon Financial Corp.                                            96,500         2,768,585
Morgan Stanley                                                    97,800         5,131,566
Northern Trust Corp.                                              34,600         1,577,414
                                                                            --------------
                                                                                 9,477,565
                                                                            --------------
COMMERCIAL BANKS -- 8.96%
Bank of America Corp.                                             53,222         2,427,455
Fifth Third Bancorp                                               45,000         1,854,450
PNC Financial Services Group, Inc.                                43,500         2,369,010
Wells Fargo & Co.                                                 86,950         5,354,381
                                                                            --------------
                                                                                12,005,296
                                                                            --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.82%
Cendant Corp.                                                     49,300         1,102,841
                                                                            --------------
COMPUTERS & PERIPHERALS -- 1.25%
Hewlett-Packard Co.                                               71,200         1,673,912
                                                                            --------------
CONSTRUCTION MATERIALS -- 2.34%
Martin Marietta Materials, Inc.                                   45,300         3,131,136
                                                                            --------------
DIVERSIFIED FINANCIAL SERVICES -- 9.27%
Citigroup, Inc.                                                  153,176         7,081,327
JPMorgan Chase & Co.                                             151,170         5,339,324
                                                                            --------------
                                                                                12,420,651
                                                                            --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.87%
SBC Communications, Inc.                                         105,250         2,499,688
                                                                            --------------
ELECTRIC UTILITIES -- 7.50%
American Electric Power Co., Inc.                                 72,000         2,654,640
Exelon Corp.                                                      58,200         2,987,406
FirstEnergy Corp.                                                 63,000         3,030,930
Pepco Holdings, Inc.                                              57,300         1,371,762
                                                                            --------------
                                                                                10,044,738
                                                                            --------------
ENERGY EQUIPMENT & SERVICES -- 0.60%
Baker Hughes, Inc.                                                15,600           798,096
                                                                            --------------
FOOD & STAPLES RETAILING -- 4.53%
Albertson's, Inc.                                                 94,900         1,962,532
Costco Wholesale Corp.                                            50,400         2,258,928
Kroger Co. (a)                                                    97,000         1,845,910
                                                                            --------------
                                                                                 6,067,370
                                                                            --------------
GAS UTILITIES -- 0.51%
NiSource, Inc.                                                    27,900    $      689,967
                                                                            --------------
HEALTH CARE PROVIDERS & SERVICES -- 4.30%
Medco Health Solutions, Inc. (a)                                  36,800         1,963,648
UnitedHealth Group, Inc.                                          72,800         3,795,792
                                                                            --------------
                                                                                 5,759,440
                                                                            --------------
HOUSEHOLD PRODUCTS -- 1.05%
Kimberly-Clark Corp.                                              22,400         1,402,016
                                                                            --------------
INSURANCE -- 6.05%
Aflac, Inc.                                                       35,300         1,527,784
Allstate Corp.                                                    40,100         2,395,975
American International Group, Inc.                                33,400         1,940,540
Hartford Financial Services Group, Inc.                           29,950         2,239,661
                                                                            --------------
                                                                                 8,103,960
                                                                            --------------
INTERNET & CATALOG RETAIL -- 1.14%
IAC/InterActiveCorp. (a)                                          63,400         1,524,770
                                                                            --------------
MACHINERY -- 2.05%
Illinois Tool Works, Inc.                                         34,450         2,744,976
                                                                            --------------
MEDIA -- 4.85%
DIRECTV Group, Inc. (a)                                           39,200           607,600
Omnicom Group, Inc.                                               23,700         1,892,682
Time Warner, Inc. (a)                                            167,000         2,790,570
Univision Communications, Inc. (a)                                43,900         1,209,445
                                                                            --------------
                                                                                 6,500,297
                                                                            --------------
MULTI-UTILITIES & UNREGULATED POWER -- 0.95%
Sempra Energy                                                     30,900         1,276,479
                                                                            --------------
OIL & GAS -- 7.88%
ExxonMobil Corp.                                                 113,550         6,525,718
Marathon Oil Corp.                                                75,600         4,034,772
                                                                            --------------
                                                                                10,560,490
                                                                            --------------
PHARMACEUTICALS -- 4.66%
Bristol-Myers Squibb Co.                                          54,100         1,351,418
Johnson & Johnson                                                 35,400         2,301,000
Wyeth                                                             58,100         2,585,450
                                                                            --------------
                                                                                 6,237,868
                                                                            --------------
ROAD & RAIL -- 1.46%
Burlington Northern Santa Fe Corp.                                41,700         1,963,236
                                                                            --------------
SOFTWARE -- 1.80%
Microsoft Corp.                                                   96,900         2,406,996
                                                                            --------------
SPECIALTY RETAIL -- 0.68%
Office Depot, Inc. (a)                                            40,000           913,600
                                                                            --------------
THRIFTS & MORTGAGE FINANCE -- 2.81%
Freddie Mac                                                       57,750         3,767,033
                                                                            --------------
WIRELESS TELECOMMUNICATION SERVICES -- 3.39%
Nextel Communications, Inc., Class A (a)                         140,400         4,536,324
                                                                            --------------
Total U.S. Equities (Cost $109,166,264)                                        128,330,204
                                                                            --------------
INVESTMENT COMPANY -- 3.51%
SPDR Trust, Series 1
  (Cost $4,728,973)                                               39,400         4,695,692
                                                                            --------------

                                                              SHARES            VALUE
                                                          --------------    --------------
SHORT-TERM INVESTMENT -- 0.70%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 3.28%
  (Cost $944,120)                                                944,120    $      944,120
                                                                            --------------
Total Investments
  (Cost $114,839,357) -- 100.00%                                               133,970,016
Liabilities, in excess of cash and
  other assets -- (0.00)%                                                           (2,716)
                                                                            --------------
Net Assets -- 100.00%                                                       $  133,967,300
                                                                            ==============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $116,002,927; and net unrealized appreciation consisted of:

          Gross unrealized appreciation                          $    19,565,128
          Gross unrealized depreciation                               (1,598,039)
                                                                 ---------------
                   Net unrealized appreciation                   $    17,967,089
                                                                 ===============

(a) Non-income producing security.

                 See accompanying notes to financial statements

UBS U.S. SMALL CAP GROWTH FUND

For the fiscal year ended June 30, 2005, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 11.63% and Class Y shares returned 11.90%, versus the 4.29% return of the Fund's benchmark, the Russell 2000 Growth Index (the "Index"). Since inception on December 31, 1998, through period end, the Fund's A shares returned 11.40% while the Index returned 2.18%, and since inception on September 30, 1997, through period end, the Fund's Y shares returned 7.95% on an annualized basis, compared with an annualized return of 0.86% for the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 73; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund delivered strong absolute and relative performance for the reporting period, with sector allocation and stock selection both contributing to return.

FUNDAMENTAL RESEARCH GUIDES PORTFOLIO CONSTRUCTION

The small cap growth market moved higher over the 12-month period ending June 30, 2005. Coming off a strong finish in 2004, small cap stocks saw several weak months, as investors grappled with concerns over mixed economic signals, high oil prices and a potential correction in real estate. The small cap market bounced back strongly in May, however, to finish the fiscal year in positive territory.

The Fund adhered to its disciplined investment process throughout the reporting period, focusing on fundamental research and analysis to identify high-quality companies with strong competitive positions and the ability to grow sales and earnings. This bottom-up stock selection process largely directed the Fund's sector allocations, which, in turn, benefited relative performance during the period.

A DIVERSE LIST DROVE PERFORMANCE

During the period, the Fund benefited from strong performance in several sectors, with the largest positive contributions coming from information technology, consumer discretionary and energy spaces.

Within information technology, overweights to IT services and semiconductors proved to be good calls, and the specific names that we owned in the industries outperformed their peers, as well. Cognizant Technology Solutions Corp. and Microsemi Corp. each contributed significantly.

In the consumer discretionary sector, the majority of the positive contribution came from holdings in specialty retail, where we also held an overweight position relative to the Index. Names such as Electronics Boutique Holdings Corp. and Chico's FAS provided substantial positive contributions.

Our energy overweight provided a tailwind for the portfolio as oil ended the period above $60 per barrel--up significantly for the year. During the year, names such as Quicksilver Resources, Inc., Patina Oil & Gas* and Patterson-UTI Energy, Inc. took turns among our top holdings, and all made positive contributions to performance.

During the year, our underweight to the industrials sector detracted from performance, as did stock-specific work in the financials and materials spaces. Despite individual stock holdings that performed well, in aggregate, these sectors were the largest negative contributors to performance.

*    SECURITY ACQUIRED BY NOBLE ENERGY IN MAY 2005.

     THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 1, 2005. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

     WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

     MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                    1 YEAR    3 YEARS   5 YEARS  INCEPTION*
                                                     ENDED     ENDED     ENDED       TO
                                                    6/30/05   6/30/05   6/30/05   6/30/05
-------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND CLASS A                11.63%    12.37%     1.84%      11.40%
UBS U.S. SMALL CAP GROWTH FUND CLASS B                10.86     11.54       N/A        9.34
UBS U.S. SMALL CAP GROWTH FUND CLASS C                10.87     11.55       N/A        8.85
UBS U.S. SMALL CAP GROWTH FUND CLASS Y                11.90     12.63      2.12        7.95
UBS U.S. SMALL CAP GROWTH FUND CLASS A**               5.50     10.27      0.70       10.44
UBS U.S. SMALL CAP GROWTH FUND CLASS B**               5.86     10.73       N/A        8.91
UBS U.S. SMALL CAP GROWTH FUND CLASS C**               9.87     11.55       N/A        8.85
RUSSELL 2000 GROWTH INDEX                              4.29     11.37     -4.51        0.86

* INCEPTION DATE OF UBS U.S. SMALL CAP GROWTH FUND CLASS A SHARES IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 9/30/97.

**  RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

THE FUND INVESTS IN IPOs WHICH MAY HAVE A MAGNIFIED IMPACT ON PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS US. Small Cap Growth Fund Class Y shares and the Russell 2000 Growth Index, if you had invested $10,000 on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2005. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. SMALL CAP GROWTH FUND CLASS Y VS. RUSSELL 2000 GROWTH INDEX

Wealth Value With Dividends Reinvested

                    UBS U.S. SMALL CAP GROWTH FUND CLASS Y    RUSSELL 2000 GROWTH INDEX
 9/30/1997                       $     10,000                       $     10,000
10/31/1997                       $      9,540                       $      9,399
11/30/1997                       $      9,370                       $      9,175
12/31/1997                       $      9,440                       $      9,180
 1/31/1998                       $      9,330                       $      9,058
 2/28/1998                       $     10,080                       $      9,858
 3/31/1998                       $     10,500                       $     10,271
 4/30/1998                       $     10,470                       $     10,334
 5/31/1998                       $      9,910                       $      9,583
 6/30/1998                       $      9,710                       $      9,681
 7/31/1998                       $      8,880                       $      8,873
 8/31/1998                       $      7,000                       $      6,825
 9/30/1998                       $      7,395                       $      7,517
10/31/1998                       $      7,885                       $      7,909
11/30/1998                       $      8,075                       $      8,522
12/31/1998                       $      8,806                       $      9,293
 1/31/1999                       $      8,816                       $      9,711
 2/28/1999                       $      8,075                       $      8,823
 3/31/1999                       $      8,255                       $      9,137
 4/30/1999                       $      8,235                       $      9,944
 5/31/1999                       $      8,595                       $      9,960
 6/30/1999                       $      9,186                       $     10,484
 7/31/1999                       $      9,266                       $     10,160
 8/31/1999                       $      9,066                       $      9,780
 9/30/1999                       $      9,386                       $      9,969
10/31/1999                       $      9,746                       $     10,224
11/30/1999                       $     11,277                       $     11,305
12/31/1999                       $     12,478                       $     13,298
 1/31/2000                       $     12,128                       $     13,174
 2/29/2000                       $     14,059                       $     16,239
 3/31/2000                       $     15,270                       $     14,532
 4/30/2000                       $     14,729                       $     13,065
 5/31/2000                       $     13,779                       $     11,921
 6/30/2000                       $     16,280                       $     13,461
 7/31/2000                       $     15,440                       $     12,307
 8/31/2000                       $     17,571                       $     13,602
 9/30/2000                       $     17,251                       $     12,926
10/31/2000                       $     16,711                       $     11,877
11/30/2000                       $     13,799                       $      9,721
12/31/2000                       $     15,279                       $     10,315
 1/31/2001                       $     15,634                       $     11,150
 2/28/2001                       $     13,784                       $      9,622
 3/31/2001                       $     12,497                       $      8,747
 4/30/2001                       $     14,164                       $      9,818
 5/31/2001                       $     14,213                       $     10,045
 6/30/2001                       $     14,531                       $     10,319
 7/31/2001                       $     13,784                       $      9,439
 8/31/2001                       $     13,110                       $      8,849
 9/30/2001                       $     11,517                       $      7,422
10/31/2001                       $     12,191                       $      8,136
11/30/2001                       $     13,036                       $      8,815
12/31/2001                       $     13,716                       $      9,363
 1/31/2002                       $     13,461                       $      9,030
 2/28/2002                       $     13,078                       $      8,446
 3/31/2002                       $     14,125                       $      9,180
 4/30/2002                       $     13,933                       $      8,981
 5/31/2002                       $     13,334                       $      8,456
 6/30/2002                       $     12,657                       $      7,739
 7/31/2002                       $     11,496                       $      6,550
 8/31/2002                       $     11,496                       $      6,546
 9/30/2002                       $     10,807                       $      6,074
10/31/2002                       $     11,509                       $      6,381
11/30/2002                       $     11,968                       $      7,013
12/31/2002                       $     11,190                       $      6,529
 1/31/2003                       $     10,858                       $      6,352
 2/28/2003                       $     10,680                       $      6,182
 3/31/2003                       $     10,718                       $      6,276
 4/30/2003                       $     11,598                       $      6,869
 5/31/2003                       $     12,542                       $      7,643
 6/30/2003                       $     12,951                       $      7,791
 7/31/2003                       $     13,895                       $      8,380
 8/31/2003                       $     14,826                       $      8,830
 9/30/2003                       $     14,520                       $      8,607
10/31/2003                       $     15,720                       $      9,350
11/30/2003                       $     16,281                       $      9,655
12/31/2003                       $     16,198                       $      9,698
 1/31/2004                       $     16,697                       $     10,208
 2/29/2004                       $     16,505                       $     10,192
 3/31/2004                       $     16,211                       $     10,239
 4/30/2004                       $     15,353                       $      9,725
 5/31/2004                       $     15,405                       $      9,919
 6/30/2004                       $     16,160                       $     10,249
 7/31/2004                       $     15,187                       $      9,329
 8/31/2004                       $     14,982                       $      9,128
 9/30/2004                       $     15,661                       $      9,633
10/31/2004                       $     16,198                       $      9,867
11/30/2004                       $     17,132                       $     10,701
12/31/2004                       $     17,966                       $     11,086
 1/31/2005                       $     17,187                       $     10,586
 2/28/2005                       $     17,654                       $     10,731
 3/31/2005                       $     17,187                       $     10,329
 4/30/2005                       $     16,369                       $      9,672
 5/31/2005                       $     17,589                       $     10,353
 6/30/2005                       $     18,083                       $     10,688

9/30/97 = $10,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING         ENDING         EXPENSES PAID
                                            ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                           JANUARY 1, 2005   JUNE 30, 2005   1/1/05 - 6/30/05
---------------------------------------------------------------------------------------------
CLASS A  ACTUAL                            $      1,000.00   $    1,005.20   $           6.36
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)              1,000.00        1,018.45               6.41

CLASS B  ACTUAL                                   1,000.00        1,001.50              10.07
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)              1,000.00        1,014.73              10.14

CLASS C  ACTUAL                                   1,000.00        1,002.30              10.08
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)              1,000.00        1,014.73              10.14

CLASS Y  ACTUAL                                   1,000.00        1,006.50               5.12
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)              1,000.00        1,019.69               5.16

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.28%, CLASS B: 2.03%, CLASS C: 2.03%, CLASS Y: 1.03%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2005 (UNAUDITED)

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Quicksilver Resources, Inc.                            3.4%
Pediatrix Medical Group, Inc.                          2.4
CACI International, Inc., Class A                      2.0
VCA Antech, Inc.                                       2.0
Cognizant Technology Solutions Corp., Class A          2.0
Inamed Corp.                                           1.9
Electronics Boutique Holdings Corp.                    1.8
ESCO Technologies, Inc.                                1.7
UCBH Holdings, Inc.                                    1.6
Chico's FAS, Inc.                                      1.6
---------------------------------------------------------------
Total                                                 20.4%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

EQUITIES
U.S. EQUITIES
   Aerospace & Defense                                  1.33%
   Air Freight & Logistics                              1.91
   Airlines                                             0.29
   Auto Components                                      0.78
   Biotechnology                                        3.44
   Capital Markets                                      1.50
   Commercial Banks                                     1.64
   Commercial Services & Supplies                       3.42
   Communications Equipment                             0.96
   Computers & Peripherals                              0.32
   Construction & Engineering                           1.41
   Distributors                                         0.94
   Diversified Telecommunication Services               0.54
   Electrical Equipment                                 0.97
   Electronic Equipment & Instruments                   3.80
   Energy Equipment & Services                          2.68
   Food & Staples Retailing                             0.69
   Health Care Equipment & Supplies                     6.11
   Health Care Providers & Services                     7.35
   Hotels, Restaurants & Leisure                        2.87
   Household Durables                                   2.63
   Household Products                                   1.35
   IT Services                                          4.03
   Leisure Equipment & Products                         1.25
   Machinery                                            2.35%
   Metals & Mining                                      0.65
   Oil & Gas                                            3.39
   Pharmaceuticals                                      2.43
   Real Estate                                          3.58
   Road & Rail                                          1.33
   Semiconductors & Semiconductor
         Equipment                                      6.10
   Software                                             6.09
   Specialty Retail                                     7.84
   Textiles, Apparel & Luxury Goods                     1.53
   Thrifts & Mortgage Finance                           1.16
                                                      ------
         Total U.S. Equities                           88.66
INTERNATIONAL EQUITIES
   Air Freight & Logistics                              1.00
   Beverages                                            0.78
   Hotels, Restaurants & Leisure                        0.41
                                                      ------
         Total International Equities                   2.19
TOTAL EQUITIES                                         90.85
INVESTMENT COMPANY                                      1.07
SHORT-TERM INVESTMENT                                   2.94
                                                      ------
      TOTAL INVESTMENTS                                94.86
CASH AND OTHER ASSETS, LESS LIABILITIES                 5.14
                                                      ------
NET ASSETS                                            100.00%
                                                      ======

            UBS U.S. SMALL CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2005

                                                              SHARES             VALUE
                                                          --------------    --------------
EQUITIES -- 90.85%
U.S. EQUITIES -- 88.66%
AEROSPACE & DEFENSE -- 1.33%
Engineered Support Systems, Inc.                                 102,712    $    3,680,171
                                                                            --------------
AIR FREIGHT & LOGISTICS -- 1.91%
EGL, Inc. (a)                                                    115,100         2,338,832
HUB Group, Inc. (a)                                              116,800         2,925,840
                                                                            --------------
                                                                                 5,264,672
                                                                            --------------
AIRLINES -- 0.29%
Pinnacle Airlines Corp. (a)                                       93,200           800,588
                                                                            --------------
AUTO COMPONENTS -- 0.78%
American Axle & Manufacturing
  Holdings, Inc.                                                  84,600         2,137,842
                                                                            --------------
BIOTECHNOLOGY -- 3.44%
Affymetrix, Inc. (a)                                              34,700         1,871,371
Amylin Pharmaceuticals, Inc. (a)                                  46,500           973,245
Charles River Laboratories
  International, Inc. (a)                                         29,180         1,407,935
Incyte Corp. (a)                                                 160,200         1,145,430
Isis Pharmaceuticals, Inc. (a)                                   128,500           502,435
Neurocrine Biosciences, Inc. (a)                                  37,900         1,594,074
NPS Pharmaceuticals, Inc. (a)                                     63,100           716,185
Telik, Inc. (a)                                                   78,400         1,274,784
                                                                            --------------
                                                                                 9,485,459
                                                                            --------------
CAPITAL MARKETS -- 1.50%
Investors Financial Services Corp.                               109,200         4,129,944
                                                                            --------------
COMMERCIAL BANKS -- 1.64%
UCBH Holdings, Inc.                                              278,600         4,524,464
                                                                            --------------
COMMERCIAL SERVICES & SUPPLIES -- 3.42%
CRA International, Inc. (a)                                       73,500         3,957,975
Korn/Ferry International Corp. (a)                                61,900         1,098,725
Labor Ready, Inc. (a)                                            187,200         4,363,632
                                                                            --------------
                                                                                 9,420,332
                                                                            --------------
COMMUNICATIONS EQUIPMENT -- 0.96%
Avocent Corp. (a)                                                 36,400           951,496
C-COR, Inc. (a)                                                   79,800           546,630
Foundry Networks, Inc. (a)                                       133,000         1,147,790
                                                                            --------------
                                                                                 2,645,916
                                                                            --------------
COMPUTERS & PERIPHERALS -- 0.32%
Dot Hill Systems Corp. (a)                                       167,400           877,176
                                                                            --------------
CONSTRUCTION & ENGINEERING -- 1.41%
Dycom Industries, Inc. (a)                                       127,700         2,529,737
EMCOR Group, Inc. (a)                                             27,800         1,359,420
                                                                            --------------
                                                                                 3,889,157
                                                                            --------------
DISTRIBUTORS -- 0.94%
Beacon Roofing Supply, Inc. (a)                                   46,400         1,220,320
Prestige Brands Holdings, Inc. (a)                                70,800         1,380,600
                                                                            --------------
                                                                                 2,600,920
                                                                            --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.54%
NeuStar, Inc. (a)                                                 58,500         1,497,600
                                                                            --------------
ELECTRICAL EQUIPMENT -- 0.97%
Genlyte Group, Inc. (a)                                           54,600    $    2,661,204
                                                                            --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.80%
Benchmark Electronics, Inc. (a)                                  131,700         4,006,314
Cognex Corp.                                                     113,100         2,962,089
Dolby Laboratories, Inc. (a)                                      23,400           516,204
Radisys Corp. (a)                                                 97,800         1,579,470
TTM Technologies, Inc. (a)                                       185,500         1,411,655
                                                                            --------------
                                                                                10,475,732
                                                                            --------------
ENERGY EQUIPMENT & SERVICES -- 2.68%
Patterson-UTI Energy, Inc.                                       118,100         3,286,723
Tetra Technologies, Inc. (a)                                     129,150         4,113,428
                                                                            --------------
                                                                                 7,400,151
                                                                            --------------
FOOD & STAPLES RETAILING -- 0.69%
Performance Food Group Co. (a)                                    63,400         1,915,314
                                                                            --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.11%
Advanced Neuromodulation
  Systems, Inc. (a)                                               63,200         2,507,776
Arthrocare Corp. (a)                                              86,400         3,018,816
Aspect Medical Systems, Inc. (a)                                  74,300         2,209,682
Immucor, Inc. (a)                                                 84,900         2,457,855
Inamed Corp. (a)                                                  77,300         5,176,781
Resmed, Inc. (a)                                                  22,400         1,478,176
                                                                            --------------
                                                                                16,849,086
                                                                            --------------
HEALTH CARE PROVIDERS & SERVICES -- 7.35%
Pediatrix Medical Group, Inc. (a)                                 88,500         6,508,290
Psychiatric Solutions, Inc. (a)                                   85,800         4,179,318
United Surgical Partners
  International, Inc. (a)                                         75,600         3,937,248
VCA Antech, Inc. (a)                                             232,500         5,638,125
                                                                            --------------
                                                                                20,262,981
                                                                            --------------
HOTELS, RESTAURANTS & LEISURE -- 2.87%
California Pizza Kitchen, Inc. (a)                               114,600         3,125,142
CKE Restaurants, Inc.                                            225,100         3,133,392
Panera Bread Co., Class A (a)                                     26,800         1,663,878
                                                                            --------------
                                                                                 7,922,412
                                                                            --------------
HOUSEHOLD DURABLES -- 2.63%
Hovnanian Enterprises, Inc. (a)                                   60,100         3,918,520
Technical Olympic USA, Inc.                                      137,300         3,333,644
                                                                            --------------
                                                                                 7,252,164
                                                                            --------------
HOUSEHOLD PRODUCTS -- 1.35%
Central Garden & Pet Co. (a)                                      75,500         3,708,560
                                                                            --------------
IT SERVICES -- 4.03%
CACI International, Inc., Class A (a)                             89,500         5,652,820
Cognizant Technology Solutions Corp.,
  Class A (a)                                                    115,900         5,462,367
                                                                            --------------
                                                                                11,115,187
                                                                            --------------
LEISURE EQUIPMENT & PRODUCTS -- 1.25%
Nautilus, Inc.                                                   121,400         3,459,900
                                                                            --------------
MACHINERY -- 2.35%
ESCO Technologies, Inc. (a)                                       46,000         4,636,800
Middleby Corp. (a)                                                34,900         1,844,814
                                                                            --------------
                                                                                 6,481,614
                                                                            --------------

                                                              SHARES            VALUE
                                                          --------------    --------------
METALS & MINING -- 0.65%
Steel Dynamics, Inc.                                              68,600    $    1,800,750
                                                                            --------------
OIL & GAS -- 3.39%
Quicksilver Resources, Inc. (a)                                  146,200         9,346,566
                                                                            --------------
PHARMACEUTICALS -- 2.43%
First Horizon Pharmaceutical Corp. (a)                           143,400         2,730,336
Medicines Co. (a)                                                 62,700         1,466,553
Penwest Pharmaceuticals Co. (a)                                  100,000         1,182,000
Taro Pharmaceutical Industries (a)                                45,800         1,331,406
                                                                            --------------
                                                                                 6,710,295
                                                                            --------------
REAL ESTATE -- 3.58%
American Financial Realty Trust REIT                              33,500           515,230
BioMed Realty Trust, Inc. REIT                                    72,500         1,729,125
Mills Corp. REIT                                                  59,200         3,598,768
Ventas, Inc. REIT                                                133,700         4,037,740
                                                                            --------------
                                                                                 9,880,863
                                                                            --------------
ROAD & RAIL -- 1.33%
Landstar System, Inc. (a)                                        121,800         3,668,616
                                                                            --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.10%
August Technology Corp. (a)                                       85,100           991,415
Cree, Inc. (a)                                                    36,700           934,749
Exar Corp. (a)                                                   114,900         1,710,861
Microsemi Corp. (a)                                              218,000         4,098,400
Photronics, Inc. (a)                                             109,000         2,544,060
Power Integrations, Inc. (a)                                      89,700         1,934,829
Rudolph Technologies, Inc. (a)                                    72,100         1,033,193
Silicon Image, Inc. (a)                                          242,000         2,482,920
Standard Micosystems Corp. (a)                                    46,600         1,089,508
                                                                            --------------
                                                                                16,819,935
                                                                            --------------
SOFTWARE -- 6.09%
Factset Research Systems, Inc.                                    62,200         2,229,248
Fair Isaac Corp.                                                  58,150         2,122,475
Magma Design Automation, Inc. (a)                                 15,100           126,236
Progress Software Corp. (a)                                      123,500         3,723,525
RSA Security, Inc. (a)                                           136,200         1,563,576
Secure Computing Corp. (a)                                       171,100         1,861,568
THQ, Inc. (a)                                                     79,150         2,316,720
Verint Systems, Inc. (a)                                          88,300         2,839,728
                                                                            --------------
                                                                                16,783,076
                                                                            --------------
SPECIALTY RETAIL -- 7.84%
Aeropostale, Inc. (a)                                            121,700    $    4,089,120
Chico's FAS, Inc. (a)                                            131,800         4,518,104
DSW, Inc. (a)                                                     35,100           875,745
Electronics Boutique Holdings Corp. (a)                           78,700         4,996,663
Guitar Center, Inc. (a)                                           68,400         3,992,508
Petco Animal Supplies, Inc. (a)                                  107,400         3,148,968
                                                                            --------------
                                                                                21,621,108
                                                                            --------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.53%
Phillips-Van Heusen Corp.                                        129,000         4,217,010
                                                                            --------------
THRIFTS & MORTGAGE FINANCE -- 1.16%
BankUnited Financial Corp., Class A                               72,000         1,946,880
Harbor Florida Bancshares, Inc.                                   33,700         1,261,728
                                                                            --------------
                                                                                 3,208,608
                                                                            --------------
Total U.S. Equities                                                            244,515,373
                                                                            --------------
INTERNATIONAL EQUITIES -- 2.19%
BERMUDA -- 0.41%
Orient-Express Hotels Ltd.                                        35,400         1,121,118
                                                                            --------------
BRITISH VIRGIN ISLANDS -- 1.00%
UTI Worldwide, Inc.                                               39,600         2,756,952
                                                                            --------------
CANADA -- 0.78%
Cott Corp. (a)                                                    98,300         2,145,889
                                                                            --------------
Total International Equities                                                     6,023,959
                                                                            --------------
Total Equities (Cost $218,724,707)                                             250,539,332
                                                                            --------------
INVESTMENT COMPANY -- 1.07%
iShares Russell 2000 Index Fund
  (Cost $2,844,630)                                               46,200         2,942,940
                                                                            --------------
SHORT-TERM INVESTMENT -- 2.94%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 3.28%
  (Cost $8,103,287)                                            8,103,287         8,103,287
                                                                            --------------
Total Investments
  (Cost $229,672,624) -- 94.86%                                                261,585,559
Cash and other assets, less liabilities -- 5.14%                                14,187,171
                                                                            --------------
Net Assets -- 100.00%                                                       $  275,772,730
                                                                            ==============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $231,134,629; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                         $   45,918,327
            Gross unrealized depreciation                            (15,467,397)
                                                                  --------------
                     Net unrealized appreciation                  $   30,450,930
                                                                  ==============

(a)   Non-income producing security.
REIT  Real Estate Investment Trust

                 See accompanying notes to financial statements

UBS DYNAMIC ALPHA FUND

For the period from its inception on January 27, 2005 through June 30, 2005, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 2.20% and Class Y shares returned 2.30%, compared with the 1.03% return of the Merrill Lynch U.S. Treasury 1-5 Year index (the "Index") since January 31, 2005. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 81; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.) Much of the Fund's performance is attributable to its exposures to emerging and developed equity markets, as well as individual security selection within US equities.

A CHALLENGING ECONOMIC BACKDROP

The US economy faced a number of challenges during the reporting period, including record high energy prices in nominal terms, rising short-term interest rates, a mixed job market and geopolitical events. Despite these issues, the economy proved to be surprisingly resilient. Following a solid 3.8% gain in the fourth quarter of 2004, gross domestic product (GDP) growth was again 3.8% in the first quarter of 2005. The advance estimate for second quarter GDP growth was 3.4%, a slight decline.

As expected, the Fed continued to raise interest rates in an attempt to temper growth and ward off a potential increase in inflation. After five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds four additional times during the reporting period. The Fed's nine rate hikes have driven the target for the federal funds rate from 1.00% to 3.25% at June 30, 2005.

Coinciding with its last rate hike in June 2005, the Fed said, "Although energy prices have risen further, the expansion remains firm and labor market conditions continue to improve gradually. Pressures on inflation have stayed elevated, but longer-term inflation expectations remain well contained." The Fed also reiterated that it expected to raise rates at a "measured" pace.

A NEW FUND NOT MANAGED TO A BENCHMARK INDEX

The Fund is an extension of our existing global asset allocation strategies. The key difference is that this Fund is not managed to a benchmark and therefore has a broad opportunity set in which market decisions and security selection decisions can be made independently of each other. We're seeking to achieve an average annual return above inflation, net of management fees, over a complete market cycle, which is typically around five years. Of course, there is no guarantee that the Fund will achieve this goal, and it could lose money.

The Fund invests in securities and other investments to gain exposure to the global capital markets, including equities, fixed income, cash equivalents, and currencies. We seek to meet the Fund's objective and reduce volatility through the dynamic management of three uncorrelated elements: asset allocation, security selection and currency management.

We have the flexibility to adjust the Fund's exposures to security selection and market exposure independently of each other through the use of derivatives in order to capitalize on changing market conditions. We also employ proprietary risk management tools to ensure the risk positions in the Fund are commensurate with the opportunities we perceive.

A STRATEGIC MIX OF STOCK SELECTION, MARKET EXPOSURE, AND CURRENCY STRATEGY

Throughout the reporting period, the majority of the Fund's capital was invested in equity markets worldwide, including the US, developed markets outside the US, emerging markets, and US small capitalization. Our research showed that a broad range of attractive security opportunities existed across each of these segments of the global equity markets. In contrast, the global fixed income markets did not appear to offer great opportunities to garner incremental return through security selection, save for some modest occasional opportunities in the high yield bond sector.

During the reporting period, our analysis indicated that most equity markets were priced in a range from slightly undervalued to fair value. Consequently, we wanted to have some positive exposure to equities, as we believed we would be compensated fairly (or better) for the risk of holding equities. With the best opportunities in locales including the UK, US, Netherlands and the emerging markets, we had greater exposure to these markets. Because most of the Fund's capital, however, was invested in equities to take advantage of the superior security-level opportunities discussed above, we reduced the equity market exposure to more moderate levels through the sale of futures contracts in several markets. So, for example, although we sought to take advantage of superior stock selection opportunities in the US small capitalization sector, we largely eliminated our exposure to this market through the sale of Russell 2000 Index futures contracts.

By contrast, the Fund had very limited fixed income market exposure throughout the period, which was consistent with our view that these markets were significantly overvalued. At the end of the period, the Fund held short positions in US, German, UK, Japanese, and Swiss bonds. Thus, the Fund will benefit from negative fixed income market returns.

We actively adjusted the Fund's currency strategy during the period. Overall, our currency positioning exhibited a bias in favor of Asian currencies, such as the Japanese yen, Singapore dollar, and Thai baht, as we believed they were undervalued. Conversely, we were short the British pound and the Australian and New Zealand dollars. Another key factor in our currency positioning for the period was the "carry trade" and its implications for global currencies. Essentially, the idea of the carry trade is to take advantage of "cheap" financing in the US fixed income market to fund positions in other, higher-yielding assets. Investor appetite for these types of investment positions helped underpin the performance, and in our view, the overvaluation, of certain higher-yielding currencies versus the US dollar, namely the Australian dollar, the New Zealand dollar and the British pound.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 1, 2005. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                                                  INCEPTION*
                                                                                      TO
                                                                                   6/30/05
--------------------------------------------------------------------------------------------
UBS DYNAMIC ALPHA FUND CLASS A                                                       2.20%
UBS DYNAMIC ALPHA FUND CLASS B                                                       1.90
UBS DYNAMIC ALPHA FUND CLASS C                                                       1.90
UBS DYNAMIC ALPHA FUND CLASS Y                                                       2.30
UBS DYNAMIC ALPHA FUND CLASS A**                                                    -3.40
UBS DYNAMIC ALPHA FUND CLASS B**                                                    -3.10
UBS DYNAMIC ALPHA FUND CLASS C**                                                     0.90
MERRILL LYNCH U.S. TREASURY 1-5 YEAR INDEX                                           1.03
CONSUMER PRICE INDEX                                                                 1.99

* INCEPTION DATE OF UBS DYNAMIC ALPHA FUND SHARES IS 1/27/05. INCEPTION DATE OF THE INDICES, FOR THE PURPOSE OF THIS ILLUSTRATION, IS 1/31/05.
**   RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS Dynamic Alpha Fund Class Y shares, the Consumer Price Index and the Merrill Lynch U.S. Treasury 1-5 Year Index, if you had invested $10,000 on January 27, 2005, and had reinvested all your income dividends and capital gain distributions through June 30, 2005. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS DYNAMIC ALPHA FUND CLASS Y VS. CONSUMER PRICE INDEX AND THE MERRILL LYNCH U.S. TREASURY 1-5 YEAR INDEX

Wealth Value With Dividends Reinvested

                                                                     MERRILL LYNCH U.S. TREASURY
             UBS DYNAMIC ALPHA FUND CLASS Y   CONSUMER PRICE INDEX         1-5 YEAR INDEX
1/27/2005               $  10,000                  $  10,000                  $  10,000
1/31/2005               $  10,000                  $  10,000                  $  10,000
2/28/2005               $  10,150                  $  10,058                  $   9,956
3/31/2005               $  10,070                  $  10,136                  $   9,946
4/30/2005               $   9,990                  $  10,205                  $  10,027
5/31/2005               $  10,090                  $  10,194                  $  10,079
6/30/2005               $  10,230                  $  10,199                  $  10,103

1/27/05 = $10,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that the Fund commenced operations on January 27, 2005, therefore, "Actual Expenses Paid During the Period" reflect activity from January 27, 2005 through June 30, 2005.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Fund commenced investment operations on January 27, 2005, the "Hypothetical Expenses Paid During the Period" reflect projected activity for the full six month period for purposes of comparability. This projection assumes that the annualized expense ratios for all share classes were in effect during the period from January 1, 2005 to January 27, 2005.

                                                                     ENDING         EXPENSES PAID
                                                  BEGINNING       ACCOUNT VALUE    DURING PERIOD**
                                                ACCOUNT VALUE*    JUNE 30, 2005    1/1/05 - 6/30/05
---------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                   $ 1,000.00       $ 1,022.00          $  5.67
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                1,000.00         1,018.25             6.61

CLASS B  ACTUAL                                     1,000.00         1,019.00             8.96
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                1,000.00         1,014.43            10.44

CLASS C  ACTUAL                                     1,000.00         1,019.00             8.96
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                1,000.00         1,014.43            10.44

CLASS Y  ACTUAL                                     1,000.00         1,023.00             4.30
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                1,000.00         1,019.84             5.01

*    THE FUND COMMENCED INVESTMENT OPERATIONS ON JANUARY 27, 2005.
** EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.32%, CLASS B: 2.09%, CLASS C: 2.09%, CLASS Y: 1.00%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 155 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

INVESTMENT COMPANIES                                  96.06%*
                                                     ------
TOTAL INVESTMENTS                                     96.06
CASH AND OTHER ASSETS, LESS LIABILITIES                3.94
                                                     ------
NET ASSETS                                           100.00%
                                                     ======

* THE FUND HELD SHORT POSITIONS IN U.S. INTEREST RATE FUTURES AND INTERNATIONAL STOCK INDEX FUTURES AS WELL AS A LONG POSITION IN INTERNATIONAL STOCK INDEX FUTURES WHICH RESULTED IN A NET REDUCTION TO THE FUND'S INVESTMENTS IN INVESTMENT COMPANIES OF 0.18%.

                UBS DYNAMIC ALPHA FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2005

                                                         SHARES           VALUE
                                                     --------------   --------------
INVESTMENT COMPANIES -- 96.06%
UBS Emerging Markets Equity
  Relationship Fund                                       4,622,470   $   78,481,689
UBS High Yield Relationship Fund                            840,586       15,789,392
UBS International Equity
  Relationship Fund                                      14,792,005      203,718,452
UBS Small Cap Equity Relationship Fund                    1,765,495       68,132,739
UBS U.S. Cash Management Prime
  Relationship Fund                                      39,093,077       39,093,077
UBS U.S. Large Cap Equity
  Relationship Fund                                      21,966,721      365,176,960
                                                                      --------------
Total Investment Companies
  (Cost $755,487,572)                                                    770,392,309
                                                                      --------------
Total Investments
  (Cost $755,487,572) -- 96.06%                                          770,392,309
Cash and other assets, less liabilities -- 3.94%                          31,621,084
                                                                      --------------
Net Assets -- 100.00%                                                 $  802,013,393
                                                                      ==============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $755,487,572; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                             $  16,536,285
            Gross unrealized depreciation                                (1,631,548)
                                                                      -------------
                     Net unrealized appreciation                      $  14,904,737
                                                                      =============

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Dynamic Alpha Fund had the following open forward foreign currency contracts as of June 30, 2005:

                                                                                                                  UNREALIZED
                                                                 CONTRACTS TO       IN EXCHANGE      MATURITY    APPRECIATION/
                                                                    DELIVER             FOR            DATES    (DEPRECIATION)
                                                                --------------   -----------------   --------   --------------
Australian Dollar                                                   14,290,000   USD    10,853,326   11/25/05   $       45,118
Brazilian Real                                                      32,450,000   USD    12,621,548    8/23/05         (840,002)
British Pound                                                       49,270,000   USD    89,378,983   11/25/05        1,378,930
British Pound                                                        3,255,000   USD     5,809,524   11/25/05           (4,159)
Canadian Dollar                                                     15,080,000   USD    12,076,560   11/25/05         (282,532)
Euro                                                                80,640,000   USD    99,306,144   11/25/05        1,079,456
Euro                                                                 4,200,000   USD     5,119,506   11/25/05            3,533
Euro                                                                 4,240,000   USD     5,159,529   11/25/05           (5,168)
Japanese Yen                                                     1,302,700,000   USD    12,314,251   11/25/05          386,770
New Zealand Dollar                                                  31,320,000   USD    21,917,893   11/25/05          411,109
New Zealand Dollar                                                  32,805,000   USD    23,127,525   11/25/05          601,024
New Zealand Dollar                                                   5,950,000   USD     4,083,336   11/25/05           (2,403)
South African Rand                                                  47,690,000   USD     6,996,772   11/25/05          (54,309)
South Korean Won                                                10,166,000,000   USD    10,060,366    8/23/05          224,060
Swiss Franc                                                         15,325,000   USD    12,384,639   11/25/05          282,942
United States Dollar                                                33,627,667   SEK   251,350,000   11/25/05       (1,170,875)
United States Dollar                                                20,936,872   SEK   156,210,000   11/25/05         (765,495)
United States Dollar                                                 4,297,702   SEK    33,290,000   11/25/05            1,031
United States Dollar                                                24,061,490   SGD    39,835,000   11/25/05         (300,907)
United States Dollar                                                26,967,344   THB 1,094,200,000   11/25/05         (498,806)
United States Dollar                                                16,358,084   TWD   508,900,000    8/23/05         (255,598)
                                                                                                                --------------
     Total net unrealized appreciation on forward foreign
       currency contracts                                                                                       $      233,719
                                                                                                                ==============

Currency Type Abbreviations
SEK      Swedish Krona
SGD      Singapore Dollar
THB      Thai Baht
TWD      New Taiwan Dollar
USD      United States Dollar

FUTURES CONTRACTS

UBS Dynamic Alpha Fund had the following open futures contracts as of June 30, 2005:

                                                                                                                   UNREALIZED
                                                                  EXPIRATION                        CURRENT       APPRECIATION/
                                                                     DATE        COST/PROCEEDS       VALUE       (DEPRECIATION)
                                                                --------------   -------------   -------------   --------------
INDEX FUTURES BUY CONTRACTS:
Amsterdam Exchanges Index, 349 contracts (EUR)                  July 2005        $  31,928,060   $  32,491,546   $      563,486
IBEX 35 Index, 62 contracts (EUR)                               July 2005            7,161,006       7,313,500          152,494
FTSE 100 Index, 589 contracts (GBP)                             September 2005      53,304,721      54,070,392          765,671

INDEX FUTURE SALE CONTRACTS:
CAC 40 Euro Index, 387 contracts (EUR)                          September 2005      19,762,960      19,909,823         (146,863)
DAX Index, 21 contracts (EUR)                                   September 2005       2,938,903       2,938,021              882
DJ Euro STOXX 50 Index, 515 contracts (EUR)                     September 2005      19,682,268      19,939,042         (256,774)
Nikkei 225 Index, 344 contracts (JPY)                           September 2005      34,749,811      35,887,014       (1,137,203)
Russell 200 Index, 194 contracts                                September 2005      60,925,700      62,380,700       (1,455,000)
S&P ASX 200 Index, 205 contracts (AUD)                          September 2005      16,709,006      16,692,608           16,398
S&P MIB Index, 44 contracts (EUR)                               September 2005       8,614,190       8,633,508          (19,318)
S&P Toronto Stock Exchange 60 Index, 366 contracts (CAD)        September 2005      33,220,100      33,235,238          (15,138)
S&P 500 Index, 801 contracts                                    September 2005     240,640,058     239,398,875        1,241,183

INTEREST RATE FUTURE SALE CONTRACTS:
Euro-Bond, 122 contracts (EUR)                                  September 2005      18,115,313      18,240,864         (125,551)
Japanese 10 Year Bond, 14 contracts (JPY)                       September 2005      17,782,103      17,839,545          (57,442)
Long Gilt, 90 contracts (GBP)                                   September 2005      18,159,013      18,417,961         (258,948)
U.S. Long Bond, 303 contracts                                   September 2005      35,292,891      35,981,250         (688,359)
                                                                                                                 --------------
     Total net unrealized depreciation on futures contracts                                                      $   (1,420,482)
                                                                                                                 ==============

The segregated aggregate value of cash collateral pledged to cover margin requirements for the open futures positions at June 30, 2005 was $36,000,000.

Currency Type Abbreviations
AUD      Australian Dollar
CAD      Canadian Dollar
EUR      Euro
GBP      British Pound
JPY      Japanese Yen

                 See accompanying notes to financial statements

UBS U.S. BOND FUND

For the fiscal year ended June 30, 2005, Class A shares of the UBS U.S. Bond Fund (the "Fund") returned 5.72% and Class Y shares returned 5.95%, versus the 6.80% return of the Fund's benchmark, the Lehman Brothers U.S. Aggregate Bond Index (the "Index"). Since inception on June 30, 1997, through period end, the Class A shares of the Fund returned 6.25% while the Index returned 6.89%, and since inception August 31, 1995, through period end, the Fund's Y shares returned 6.52% on an annualized basis, compared with the 6.84% annualized return for the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 89; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund lagged its benchmark over the reporting period, but has provided returns more in line with the Index over the longer term. Relative performance over the fiscal year was primarily driven by the Fund's defensive stance on duration and sector allocation decisions, especially in the second half of the reporting period when yields on the 10-year Treasury continued to decline despite the continuing interest rate hikes by the Federal Reserve Board (the "Fed").

MIXED SIGNALS CREATE CHALLENGING BOND MARKET CONDITIONS

Ordinarily, increasing interest rates and evidence of a growing economy would be bad news for the bond market. This did not prove to be the case for the 12 months ending June 30, 2005. The Fed raised short-term interest rates a total of 2.25% from June 30, 2004 to June 30, 2005 and suggested in their June 2005 policy statement that there was room for further increases. From the time the Fed started raising rates, the markets responded by pushing the yield on the 10-year Treasury 4.57% to 3.92% during the fiscal year. Prices have an inverse relationship with yields, so the bond market in general produced positive results. In our opinion, the US bond market remained a web of contradictions. Its reaction to a number of events was more a function of external factors and investor sentiment than economic and financial fundamentals.

The market experienced some volatility in April 2005 when rating agency Standard & Poor's downgraded General Motors ("GM"), GMAC, Ford and Ford Motor Credit debt to noninvestment-grade status. In our view, while the downgrade of GM was broadly anticipated, S&P's decision to include Ford added an element of surprise. The small disruption was largely the result of anticipating changes in the commonly used indices. GM came out of investment-grade indices like the Lehman Brothers U.S. Aggregate Bond Index that the Fund uses to benchmark its performance, and it went into high yield indices instead, triggering selling by investors who manage to a US aggregate benchmark index. Overall, the bond market absorbed the downgrades and, we believe, benefited from the declining Treasury yields.

Earlier in the period, our research suggested that yields were being kept artificially low by the strong demand from Asian central banks. These banks, including the Bank of Japan and the Bank of China, attempted to support the US dollar and temper their currencies' appreciation by buying US bonds. In addition, our market behavior analysis revealed that investors were growing more concerned about an economic soft patch, primarily due to oil prices reaching a record $60 a barrel and the first signs of declining rates in Europe. These factors aside, our research indicated that the US economy was relatively strong (the strongest among the developed countries), and that the bond market was trading above its fundamental value. Given our expectations for continued Fed rate hikes, the Fund maintained its defensive posture, relying on bottom-up research to identity individual bond opportunities.

A DEFENSIVE STRATEGY GUIDES DURATION AND SECTOR ALLOCATION DECISIONS

Part of our defensive strategy was to maintain a shorter-than-Index duration (duration is a measure of a portfolio's sensitivity to interest rates). By keeping average duration below that of the benchmark, the Fund sought to minimize the effect of interest rate increases. This positioning benefited the Fund in the early part of the reporting period, but proved to be a drag on relative performance later in the fiscal year, when longer-term yields failed to respond to the Fed's rate increases.

The Fund's sector allocation favored high-quality securities. In our opinion, the narrow spread (the risk premium paid to investors for holding corporate issues instead of similar duration US Treasuries) in most sectors pointed to limited opportunities. As a result, the Fund was underweight to corporate and high-quality non-corporate bonds relative to the Index. In contrast, the Fund was overweight asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), sectors that we believed offered attractive values. The Fund benefited from strong issue selection in these areas, including issue selection in the ABS manufactured housing industry and hybrid mortgages, and adjustable-rate mortgages within MBS.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 1, 2005. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                           1 YEAR     3 YEARS   5 YEARS   INCEPTION*
                                                            ENDED      ENDED     ENDED        TO
                                                           6/30/05    6/30/05   6/30/05    6/30/05
----------------------------------------------------------------------------------------------------
UBS U.S. BOND FUND CLASS A                                   5.72%      4.95%    6.74%       6.25%
UBS U.S. BOND FUND CLASS B                                   4.96       4.17      N/A        3.62
UBS U.S. BOND FUND CLASS C                                   5.25       4.44      N/A        3.85
UBS U.S. BOND FUND CLASS Y                                   5.95       5.19     6.98        6.52
UBS U.S. BOND FUND CLASS A**                                 0.94       3.34     5.77        5.64
UBS U.S. BOND FUND CLASS B**                                -0.04       3.24      N/A        3.12
UBS U.S. BOND FUND CLASS C**                                 4.50       4.44      N/A        3.85
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                    6.80       5.76     7.40        6.84

* INCEPTION DATE OF UBS U.S. BOND FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/06/01 AND 11/08/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 8/31/95.

**   RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS U.S. Bond Fund Class Y shares and the Lehman Brothers U.S. Aggregate Bond Index, if you had invested $10,000 on August 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 2005. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. BOND FUND CLASS Y VS. LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

Wealth Value With Dividends

                   UBS U.S. BOND FUND CLASS Y   LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
 8/31/1995                 $  10,000                           $  10,000
 9/30/1995                 $  10,090                           $  10,097
10/31/1995                 $  10,240                           $  10,228
11/30/1995                 $  10,400                           $  10,382
12/31/1995                 $  10,549                           $  10,527
 1/31/1996                 $  10,611                           $  10,597
 2/29/1996                 $  10,386                           $  10,412
 3/31/1996                 $  10,314                           $  10,339
 4/30/1996                 $  10,232                           $  10,281
 5/31/1996                 $  10,201                           $  10,261
 6/30/1996                 $  10,360                           $  10,399
 7/31/1996                 $  10,391                           $  10,427
 8/31/1996                 $  10,329                           $  10,409
 9/30/1996                 $  10,548                           $  10,591
10/31/1996                 $  10,819                           $  10,826
11/30/1996                 $  11,090                           $  11,011
12/31/1996                 $  10,922                           $  10,909
 1/31/1997                 $  10,943                           $  10,943
 2/28/1997                 $  10,965                           $  10,970
 3/31/1997                 $  10,813                           $  10,848
 4/30/1997                 $  10,987                           $  11,011
 5/31/1997                 $  11,095                           $  11,115
 6/30/1997                 $  11,236                           $  11,247
 7/31/1997                 $  11,587                           $  11,550
 8/31/1997                 $  11,488                           $  11,452
 9/30/1997                 $  11,642                           $  11,621
10/31/1997                 $  11,806                           $  11,789
11/30/1997                 $  11,839                           $  11,843
12/31/1997                 $  11,975                           $  11,962
 1/31/1998                 $  12,113                           $  12,115
 2/28/1998                 $  12,113                           $  12,105
 3/31/1998                 $  12,148                           $  12,146
 4/30/1998                 $  12,206                           $  12,210
 5/31/1998                 $  12,322                           $  12,326
 6/30/1998                 $  12,426                           $  12,430
 7/31/1998                 $  12,438                           $  12,457
 8/31/1998                 $  12,649                           $  12,660
 9/30/1998                 $  12,872                           $  12,956
10/31/1998                 $  12,825                           $  12,887
11/30/1998                 $  12,919                           $  12,961
12/31/1998                 $  12,977                           $  12,999
 1/31/1999                 $  13,087                           $  13,092
 2/28/1999                 $  12,867                           $  12,863
 3/31/1999                 $  12,952                           $  12,933
 4/30/1999                 $  12,989                           $  12,975
 5/31/1999                 $  12,855                           $  12,861
 6/30/1999                 $  12,795                           $  12,819
 7/31/1999                 $  12,733                           $  12,766
 8/31/1999                 $  12,696                           $  12,759
 9/30/1999                 $  12,858                           $  12,907
10/31/1999                 $  12,870                           $  12,955
11/30/1999                 $  12,895                           $  12,954
12/31/1999                 $  12,842                           $  12,892
 1/31/2000                 $  12,789                           $  12,849
 2/29/2000                 $  12,934                           $  13,004
 3/31/2000                 $  13,092                           $  13,176
 4/30/2000                 $  13,013                           $  13,138
 5/31/2000                 $  12,960                           $  13,131
 6/30/2000                 $  13,273                           $  13,404
 7/31/2000                 $  13,380                           $  13,526
 8/31/2000                 $  13,565                           $  13,723
 9/30/2000                 $  13,658                           $  13,809
10/31/2000                 $  13,711                           $  13,900
11/30/2000                 $  13,977                           $  14,128
12/31/2000                 $  14,231                           $  14,390
 1/31/2001                 $  14,456                           $  14,625
 2/28/2001                 $  14,597                           $  14,752
 3/31/2001                 $  14,682                           $  14,826
 4/30/2001                 $  14,569                           $  14,765
 5/31/2001                 $  14,654                           $  14,854
 6/30/2001                 $  14,715                           $  14,910
 7/31/2001                 $  15,099                           $  15,243
 8/31/2001                 $  15,256                           $  15,418
 9/30/2001                 $  15,455                           $  15,598
10/31/2001                 $  15,765                           $  15,924
11/30/2001                 $  15,524                           $  15,705
12/31/2001                 $  15,429                           $  15,605
 1/31/2002                 $  15,558                           $  15,731
 2/28/2002                 $  15,711                           $  15,883
 3/31/2002                 $  15,420                           $  15,619
 4/30/2002                 $  15,750                           $  15,922
 5/31/2002                 $  15,882                           $  16,057
 6/30/2002                 $  15,981                           $  16,196
 7/31/2002                 $  16,111                           $  16,392
 8/31/2002                 $  16,391                           $  16,668
 9/30/2002                 $  16,601                           $  16,938
10/31/2002                 $  16,531                           $  16,861
11/30/2002                 $  16,547                           $  16,857
12/31/2002                 $  16,866                           $  17,205
 1/31/2003                 $  16,880                           $  17,220
 2/28/2003                 $  17,084                           $  17,458
 3/31/2003                 $  17,081                           $  17,445
 4/30/2003                 $  17,237                           $  17,589
 5/31/2003                 $  17,521                           $  17,916
 6/30/2003                 $  17,487                           $  17,881
 7/31/2003                 $  16,907                           $  17,280
 8/31/2003                 $  17,038                           $  17,394
 9/30/2003                 $  17,493                           $  17,855
10/31/2003                 $  17,317                           $  17,688
11/30/2003                 $  17,386                           $  17,731
12/31/2003                 $  17,528                           $  17,911
 1/31/2004                 $  17,675                           $  18,055
 2/29/2004                 $  17,851                           $  18,251
 3/31/2004                 $  17,979                           $  18,387
 4/30/2004                 $  17,551                           $  17,909
 5/31/2004                 $  17,472                           $  17,837
 6/30/2004                 $  17,558                           $  17,941
 7/31/2004                 $  17,724                           $  18,119
 8/31/2004                 $  18,041                           $  18,465
 9/30/2004                 $  18,110                           $  18,515
10/31/2004                 $  18,245                           $  18,670
11/30/2004                 $  18,109                           $  18,521
12/31/2004                 $  18,248                           $  18,691
 1/31/2005                 $  18,326                           $  18,809
 2/28/2005                 $  18,265                           $  18,698
 3/31/2005                 $  18,188                           $  18,602
 4/30/2005                 $  18,367                           $  18,853
 5/31/2005                 $  18,522                           $  19,057
 6/30/2005                 $  18,603                           $  19,161

8/31/95 = $10,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING          ENDING        EXPENSES PAID
                                                 ACCOUNT VALUE     ACCOUNT VALUE    DURING PERIOD*
                                                JANUARY 1, 2005    JUNE 30, 2005   1/1/05 - 6/30/05
---------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                    $ 1,000.00       $ 1,018.00          $ 4.25
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00         1,020.58            4.26

CLASS B  ACTUAL                                      1,000.00         1,015.00            7.99
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00         1,016.86            8.00

CLASS C  ACTUAL                                      1,000.00         1,015.90            6.75
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00         1,018.10            6.76

CLASS Y  ACTUAL                                      1,000.00         1,019.40            3.00
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00         1,021.82            3.01

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 0.85%, CLASS B: 1.60%, CLASS C: 1.35%, CLASS Y: 0.60%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2005 (UNAUDITED)

                                                      PERCENTAGE OF
                                                       NET ASSETS
-------------------------------------------------------------------
U.S. Treasury Note
3.375%, due 02/28/07                                       8.8%
U.S. Treasury Note
3.750%, due 03/31/07                                       5.8
U.S. Treasury Note
2.000%, due 01/15/14                                       4.1
Federal National Mortgage Association
5.500%, due 03/15/11                                       2.0
Federal National Mortgage Association
4.951%, due 02/01/35                                       2.0
Federal National Mortgage Association
5.000%, TBA                                                1.9
U.S. Treasury Note
3.625%, due 01/15/10                                       1.8
Federal National Mortgage Association
5.500%, TBA                                                1.8
U.S. Treasury Note
3.625%, due 04/30/07                                       1.3
U.S. Treasury Bond
6.250%, due 05/15/30                                       1.2
-------------------------------------------------------------------
Total                                                     30.7%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

BONDS
U.S. BONDS
U.S. CORPORATE BONDS
   Aerospace & Defense                                       0.10%
   Automobiles                                               0.53
   Beverages                                                 0.48
   Capital Markets                                           1.06
   Chemicals                                                 0.40
   Commercial Banks                                          1.42
   Commercial Services & Supplies                            0.28
   Communications Equipment                                  0.08
   Consumer Finance                                          1.54
   Diversified Financial Services                            2.16
   Diversified Telecommunication Services                    0.82
   Electric Utilities                                        0.79
   Food & Staples Retailing                                  0.19
   Food Products                                             0.30
   Gas Utilities                                             0.08
   Hotels, Restaurants & Leisure                             0.11
   Household Durables                                        0.08
   Insurance                                                 0.26
   IT Services                                               0.11
   Machinery                                                 0.04
   Media                                                     0.64
   Metals & Mining                                           0.08
   Multi-Utilities & Unregulated Power                       0.20
   Oil & Gas                                                 0.44
   Paper & Forest Products                                   0.17
   Personal Products                                         0.11
   Pharmaceuticals                                           0.20
   Real Estate                                               0.20
   Road & Rail                                               0.49
   Thrifts & Mortgage Finance                                0.54%
   Tobacco                                                   0.19
   Wireless Telecommunication Services                       0.12
                                                           ------
         Total U.S. Corporate Bonds                         14.21
Asset-Backed Securities                                      5.32
Commercial Mortgage-Backed Securities                        7.70
Mortgage & Agency Debt Securities                           42.36
Municipal Notes and Bonds                                    1.10
U.S. Government Obligation                                  25.54
                                                           ------
         Total U.S. Bonds                                   96.23
INTERNATIONAL BONDS
INTERNATIONAL CORPORATE BONDS
   Aerospace & Defense                                       0.08
   Commercial Banks                                          0.20
   Diversified Financial Services                            0.15
   Diversified Telecommunication Services                    0.32
   Oil & Gas                                                 0.05
                                                           ------
         Total International Corporate Bonds                 0.80
Foreign Government Bond                                      0.37
Sovereign/Supranational Bonds                                0.52
                                                           ------
         Total International Bonds                           1.69
TOTAL BONDS                                                 97.92
SHORT-TERM INVESTMENT                                        7.67
                                                           ------
   TOTAL INVESTMENTS                                       105.59
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                                             (5.59)
                                                           ------
NET ASSETS                                                 100.00%
                                                           ======

                  UBS U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2005

                                                                         FACE
                                                                        AMOUNT           VALUE
                                                                    -------------   ---------------
BONDS -- 97.92%
U.S. BONDS -- 96.23%
U.S. CORPORATE BONDS -- 14.21%
Alcoa, Inc.
  6.000%, due 01/15/12                                              $     105,000   $       113,713
Allstate Corp.
  7.200%, due 12/01/09                                                    100,000           111,656
Altria Group, Inc.
  7.750%, due 01/15/27                                                    110,000           132,092
American Electric Power Co., Inc.
  6.125%, due 05/15/06                                                     72,000            73,265
American General Finance Corp.
  5.375%, due 10/01/12                                                    180,000           185,808
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                                                    280,000           332,875
AT&T Corp.
  9.750%, due 11/15/31                                                    175,000           227,719
AvalonBay Communities, Inc.
  7.500%, due 08/01/09                                                     95,000           105,921
Avon Products, Inc.
  7.150%, due 11/15/09                                                    150,000           167,319
Bank of America Corp.
  7.400%, due 01/15/11                                                    440,000           503,571
Bank One Corp.
  7.875%, due 08/01/10                                                    345,000           398,863
BellSouth Corp.
  6.550%, due 06/15/34                                                    125,000           142,325
Boeing Capital Corp.
  7.375%, due 09/27/10                                                    150,000           171,582
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                                    300,000           301,500
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                                    110,000           117,688
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29                                                    200,000           248,231
C.S. First Boston USA, Inc.
  3.875%, due 01/15/09                                                    105,000           103,766
  6.500%, due 01/15/12                                                    180,000           200,051
Capital One Financial Corp.
  5.500%, due 06/01/15                                                    170,000           173,917
Caterpillar, Inc.
  6.550%, due 05/01/11                                                     55,000            60,999
Cendant Corp.
  6.250%, due 01/15/08                                                    180,000           187,761
Citigroup, Inc.
  5.000%, due 09/15/14                                                    407,000           416,339
  5.625%, due 08/27/12                                                    310,000           331,120
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                                    425,000           468,883
Computer Sciences Corp.
  3.500%, due 04/15/08                                                    165,000           161,191
ConAgra Foods, Inc.
  6.750%, due 09/15/11                                                    100,000           110,665
Coors Brewing Co.
  6.375%, due 05/15/12                                                    135,000           146,440
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                                    215,000           208,757
DaimlerChrysler N.A. Holding Corp.
  4.050%, due 06/04/08                                                    530,000           521,883
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                              $     260,000   $       290,931
Dominion Resources, Inc.
  8.125%, due 06/15/10                                                    105,000           120,980
Dow Chemical Co.
  6.125%, due 02/01/11                                                    275,000           298,569
Duke Energy Field Services LLC
  7.875%, due 08/16/10                                                    155,000           177,937
EOP Operating LP
  7.250%, due 06/15/28                                                    165,000           192,339
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                    200,000           231,585
FirstEnergy Corp., Series B
  6.450%, due 11/15/11                                                    105,000           114,726
Ford Motor Co.
  7.450%, due 07/16/31                                                    305,000           254,619
Ford Motor Credit Co.
  5.800%, due 01/12/09                                                    745,000           707,225
General Electric Capital Corp.
  6.000%, due 06/15/12                                                  1,145,000         1,248,758
  6.750%, due 03/15/32                                                    140,000           172,758
General Motors Acceptance Corp.
  6.125%, due 09/15/06 (a)                                                140,000           140,100
  6.875%, due 09/15/11                                                    685,000           632,315
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                                    500,000           557,516
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                                    155,000           169,303
HSBC Finance Corp.
  6.750%, due 05/15/11                                                    295,000           327,435
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                                    220,000           218,329
International Lease Finance Corp.
  3.500%, due 04/01/09                                                    185,000           178,146
International Paper Co.
  6.750%, due 09/01/11                                                    130,000           141,706
John Deere Capital Corp.
  7.000%, due 03/15/12                                                    145,000           166,357
JPMorgan Chase & Co.
  6.750%, due 02/01/11                                                    225,000           248,827
Kraft Foods, Inc.
  5.625%, due 11/01/11                                                    320,000           339,463
Kroger Co.
  7.500%, due 04/01/31                                                    105,000           126,448
Lincoln National Corp.
  6.200%, due 12/15/11                                                     80,000            87,518
Lockheed Martin Corp.
  8.500%, due 12/01/29                                                    100,000           144,418
Marathon Oil Corp.
  6.125%, due 03/15/12                                                    120,000           130,609
Marsh & McLennan Cos., Inc.
  6.250%, due 03/15/12                                                    170,000           179,429
McKesson Corp.
  7.750%, due 02/01/12                                                     95,000           110,397
Miller Brewing Co., 144A
  5.500%, due 08/15/13                                                    225,000           233,170
Morgan Stanley
  6.750%, due 04/15/11                                                    680,000           752,920

                                                                         FACE
                                                                        AMOUNT           VALUE
                                                                    -------------   ---------------
Motorola, Inc.
  7.625%, due 11/15/10                                              $     105,000   $       120,144
New Cingular Wireless Services, Inc.
  8.750%, due 03/01/31                                                    130,000           182,213
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                                                    120,000           116,308
News America, Inc.
  6.200%, due 12/15/34                                                     65,000            68,217
Pacific Gas & Electric Co.
  6.050%, due 03/01/34                                                    130,000           143,272
PPL Capital Funding Trust I
  4.330%, due 03/01/09                                                    125,000           124,033
PPL Energy Supply LLC
  6.400%, due 11/01/11                                                    200,000           219,027
Progress Energy, Inc.
  7.000%, due 10/30/31                                                    145,000           167,475
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                                    360,000           358,200
Rohm & Haas Co.
  7.850%, due 07/15/29                                                     50,000            68,142
Safeway, Inc.
  7.250%, due 02/01/31                                                    130,000           150,535
Sempra Energy
  7.950%, due 03/01/10                                                    100,000           113,557
Sprint Capital Corp.
  8.375%, due 03/15/12                                                    170,000           204,480
Time Warner, Inc.
  7.625%, due 04/15/31                                                    225,000           281,000
TXU Energy Co. LLC
  7.000%, due 03/15/13                                                    195,000           217,470
U.S. Bank N.A.
  6.375%, due 08/01/11                                                    240,000           264,790
Union Pacific Corp.
  6.700%, due 12/01/06                                                    235,000           242,690
UST, Inc.
  6.625%, due 07/15/12                                                    135,000           150,857
Valero Energy Corp.
  7.500%, due 04/15/32                                                    185,000           228,349
Verizon New England, Inc.
  6.500%, due 09/15/11                                                    175,000           190,328
Verizon New York, Inc., Series B
  7.375%, due 04/01/32                                                     70,000            82,216
Viacom, Inc.
  6.625%, due 05/15/11                                                    120,000           128,893
Wachovia Bank N.A.
  7.800%, due 08/18/10                                                    345,000           400,731
Washington Mutual, Inc.
  5.625%, due 01/15/07                                                    575,000           587,680
Waste Management, Inc.
  7.375%, due 08/01/10                                                    100,000           111,825
Wells Fargo Bank N.A.
  6.450%, due 02/01/11                                                    480,000           529,445
Weyerhaeuser Co.
  7.375%, due 03/15/32                                                     90,000           106,126
Wyeth
  5.500%, due 03/15/13                                                    170,000           178,917
Xcel Energy, Inc.
  7.000%, due 12/01/10                                                    100,000           111,249
                                                                                    ---------------
                                                                                         20,968,902
                                                                                    ---------------
ASSET-BACKED SECURITIES -- 5.32%
Americredit Automobile Receivables Trust,
  01-B, Class A4
  5.370%, due 06/12/08                                              $     354,988   $       356,379
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1+
  3.610%, due 01/15/09                                                    970,000           972,694
CenterPoint Energy Transition Bond Co. LLC,
  01-1, Class A4
  5.630%, due 09/15/15                                                    310,000           332,249
Conseco Finance Corp.,
  01-D, Class M2+
  4.970%, due 11/15/32                                                    905,540           913,527
Conseco Finance Securitizations Corp.,
  00-1, Class A4
  7.620%, due 05/01/31                                                    768,429           778,738
Conseco Finance Securitizations Corp.,
  00-2, Class A4
  8.480%, due 12/01/30                                                    311,670           320,056
Conseco Finance Securitizations Corp.,
  00-5, Class A4
  7.470%, due 02/01/32                                                    265,686           270,460
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A+
  3.734%, due 12/25/32                                                     86,421            86,898
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A+
  3.654%, due 06/25/33                                                    249,741           250,196
Green Tree Financial Corp.,
  94-5, Class A5
  8.300%, due 11/15/19                                                    158,765           167,868
Green Tree Financial Corp.,
  99-3, Class A5
  6.160%, due 02/01/31                                                    454,848           461,542
Providian Gateway Master Trust,
  04-AA, Class C, 144A +
  4.120%, due 03/15/11                                                    190,000           191,330
Providian Gateway Master Trust,
  04-AA, Class D, 144A +
  5.070%, due 03/15/11                                                    220,000           224,180
RAFC Asset-Backed Trust,
  01-1, Class A3 (b)
  5.115%, due 11/25/29                                                    175,924           175,763
Sears Credit Account Master Trust,
  01-1, Class A+
  3.400%, due 02/15/10                                                    970,000           969,950
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.357%, due 01/25/31                                                    244,534           232,927
WFS Financial Owner Trust,
  03-2, Class B
  2.480%, due 12/20/10                                                  1,156,847         1,144,702
                                                                                    ---------------
                                                                                          7,849,459
                                                                                    ---------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 7.70%
Bear Stearns Commercial Mortgage Securities,
  00-WF1, Class A2
  7.780%, due 02/15/32 (a)                                              1,215,000         1,373,562
Bear Stearns Commercial Mortgage
  Securities, 00-WF2, Class A2
  7.320%, due 10/15/32 (a)                                                200,000           225,523

                                                                         FACE
                                                                        AMOUNT           VALUE
                                                                    -------------   ---------------
Commercial Mortgage Pass-Through
  Certificates, 01-FL5A, Class E, 144A+
  4.720%, due 11/15/13                                              $     125,031   $       124,990
Commercial Mortgage Pass-Through
  Certificates, 01-FL5A, Class F, 144A+
  3.884%, due 11/15/13                                                    240,000           237,853
Commercial Mortgage Pass-Through
  Certificate, 04-HTL1, Class A2, 144A+
  3.540%, due 07/15/16                                                    325,000           325,286
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B
  6.460%, due 03/10/32                                                    220,000           235,308
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B
  7.340%, due 10/10/32                                                    200,000           223,112
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 11/10/33                                                    850,000           951,600
First Union Lehman Commercial Mortgage
  Securities, Inc., 97-C2, Class A3
  6.650%, due 11/18/29                                                    348,194           364,059
Greenwich Capital Commercial Funding Corp.,
  03-FL1, Class A, 144A+
  3.470%, due 07/05/18                                                    141,413           141,436
Heller Financial Commercial Mortgage Assets,
  99-PH1, Class A1
  6.500%, due 05/15/31                                                    447,169           456,914
Host Marriott Pool Trust,
  99-HMTA, Class A, 144A
  6.980%, due 08/03/15                                                    228,603           241,532
Host Marriott Pool Trust,
  99-HMTA, Class C, 144A
  7.730%, due 08/03/15                                                    360,000           399,784
Host Marriott Pool Trust,
  99-HMTA, Class D, 144A
  7.970%, due 08/03/15                                                    220,000           242,050
Host Marriott Pool Trust,
  99-HMTA, Class E, 144A
  8.070%, due 08/03/15                                                    220,000           238,718
JPMorgan Commercial Mortgage
  Finance Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                                    163,790           169,295
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                                                    308,659           314,226
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                                    325,000           359,541
Mach One Trust Commercial Mortgage-Backed,
  04-1A, Class A1, 144A
  3.890%, due 05/28/40                                                    849,491           838,872
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3
  6.960%, due 11/21/28                                                    236,656           242,525
Morgan Stanley Capital I,
  96-WF1, Class A3, 144A+
  7.708%, due 11/15/28                                                     97,569            97,907
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                                                    163,686           172,448
PNC Mortgage Acceptance Corp.,
  00-C1, Class A2
  7.610%, due 02/15/10                                              $   1,000,000   $     1,115,705
Prudential Mortgage Capital Funding LLC,
  01-ROCK, Class A2
  6.605%, due 05/10/34                                                    115,000           127,387
Salomon Brothers Mortgage Securities VII,
  00-C1, Class A2
  7.520%, due 12/18/09                                                  1,250,000         1,397,783
TIAA Retail Commercial Trust,
  01-C1A, Class A2, 144A
  6.300%, due 06/19/21                                                    711,142           743,745
                                                                                    ---------------
                                                                                         11,361,161
                                                                                    ---------------
MORTGAGE & AGENCY DEBT SECURITIES -- 42.36%
C.S. First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                                    265,678           271,665
C.S. First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                                    402,004           406,577
Countrywide Alternative Loan Trust,
  04-J8, Class 2A1
  7.000%, due 08/25/34                                                    718,827           731,677
Federal Home Loan Mortgage Corp.
  3.875%, due 06/15/08                                                  1,360,000         1,360,257
  3.875%, due 01/12/09                                                  1,710,000         1,695,186
  5.000%, due 01/30/14 (a)                                                155,000           155,416
  5.125%, due 07/15/12                                                  1,685,000         1,786,122
  5.625%, due 03/15/11                                                  1,360,000         1,468,396
Federal Home Loan Mortgage Corp.,
  1595, Class D
  7.000%, due 10/15/13                                                    214,651           221,718
Federal Home Loan Mortgage Corp.,
  2148, Class ZA
  6.000%, due 04/15/29                                                    804,547           821,980
Federal Home Loan Mortgage Corp.,
  2297, Class NB
  6.000%, due 03/15/16                                                    460,000           481,952
Federal Home Loan Mortgage Corp.,
  2426, Class GH
  6.000%, due 08/15/30                                                    552,892           561,556
Federal Home Loan Mortgage Corp.,
  2532, Class PD
  5.500%, due 06/15/26                                                    810,000           824,206
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 09/01/17                                                    297,116           305,051
  5.500%, due 01/01/18                                                    559,192           574,128
  5.500%, due 04/01/18                                                    485,405           498,473
  6.000%, due 12/01/17                                                    460,062           475,677
  6.000%, due 10/01/29                                                    396,168           407,427
  6.000%, due 10/01/34                                                  1,034,541         1,061,493
  6.500%, due 06/01/29                                                     84,174            87,430
  6.500%, due 09/01/29                                                    216,234           224,682
  6.500%, due 11/01/29                                                    537,210           558,157
  6.500%, due 03/01/32                                                     71,959            74,650
  6.500%, due 11/01/32                                                     72,183            74,838
  7.000%, due 07/01/32                                                  1,337,467         1,408,340

                                                                         FACE
                                                                        AMOUNT           VALUE
                                                                    -------------   ---------------
Federal National Mortgage Association
  5.000%, TBA                                                       $   2,790,000   $     2,783,895
  5.500%, TBA                                                           2,575,000         2,642,594
  3.323%, due 09/01/33+                                                    64,709            65,512
  4.300%, due 03/01/34+                                                   536,539           538,659
  4.336%, due 04/01/34+                                                 1,152,901         1,150,607
  4.383%, due 06/01/33+                                                   158,229           159,050
  4.951%, due 02/01/35+                                                 2,939,408         2,959,561
  5.500%, due 03/15/11 (a)                                              2,770,000         2,971,238
  5.500%, due 12/01/17                                                  1,416,403         1,452,692
  5.500%, due 01/01/24                                                  1,647,101         1,681,385
  5.500%, due 02/01/24                                                  1,371,806         1,399,927
  5.500%, due 09/01/24                                                    426,194           432,269
  5.500%, due 03/01/33                                                  1,526,579         1,549,064
  5.500%, due 11/01/34                                                  1,187,929         1,204,875
  6.000%, due 05/15/08                                                  1,180,000         1,247,313
  6.000%, due 07/01/17                                                    178,226           184,333
  6.000%, due 06/01/23                                                    287,782           296,496
  6.000%, due 03/01/28                                                     87,821            90,262
  6.000%, due 03/01/29                                                    101,894           104,726
  6.000%, due 05/01/29                                                     91,177            93,712
  6.000%, due 07/01/29                                                    366,387           377,040
  6.000%, due 06/01/31                                                     75,001            77,070
  6.000%, due 01/01/33                                                    609,376           625,147
  6.000%, due 06/01/33                                                    119,634           122,697
  6.250%, due 02/01/11                                                  1,370,000         1,501,199
  6.500%, due 05/01/28                                                  1,357,847         1,410,074
  6.500%, due 08/01/29                                                    614,921           638,608
  6.500%, due 12/01/29                                                    901,740           936,463
  6.500%, due 01/01/35                                                  1,408,807         1,458,477
  7.000%, due 03/01/31                                                     27,721            29,343
  7.000%, due 11/01/31                                                    141,826           149,596
  7.000%, due 04/01/32                                                    346,793           365,813
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                                    673,731           711,047
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3+
  7.500%, due 06/19/30                                                     88,847            94,399
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41                                                     72,945            77,956
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                     10,784            11,814
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A+
  4.395%, due 08/25/42                                                    293,406           300,429
Federal National Mortgage Association
  Whole Loan, 04-W12, Class 1A3
  7.000%, due 07/25/44                                                    813,572           859,113
Federal National Mortgage Association
  Whole Loan, 04-W15, Class 1A3
  7.000%, due 08/25/44                                                    821,647           872,956
First Horizon Alternative Mortgage
  Securities, 04-AA3, Class A1+
  5.346%, due 09/25/34                                                    993,571         1,005,032
First Horizon Asset Securities, Inc.,
  04-FL1, Class 1A1+
  3.584%, due 02/25/35                                                    729,961           729,341
Government National Mortgage Association
  4.125%, due 10/20/29+                                             $     237,762   $       241,159
  6.000%, due 12/20/28                                                    118,247           121,979
  6.000%, due 05/20/29                                                    556,658           574,047
  6.000%, due 07/15/29                                                    354,630           366,497
  6.000%, due 08/20/29                                                    424,864           438,136
  6.500%, due 10/15/24                                                    428,113           448,941
  6.500%, due 08/15/27                                                      1,866             1,954
  7.000%, due 07/15/25                                                      9,901            10,525
  7.000%, due 07/15/31                                                    113,465           120,185
  8.500%, due 12/15/17                                                    230,155           251,100
GSMPS Mortgage Loan Trust,
  01-2, Class A, 144A
  7.500%, due 06/19/32                                                    187,277           198,407
GSR Mortgage Loan Trust,
  05-4F, Class 3A1
  6.500%, due 04/25/20                                                  1,223,094         1,290,957
Indymac Index Mortgage Loan Trust,
  05-AR3, Class B1+
  5.475%, due 04/25/35                                                  1,424,484         1,441,400
Indymac Index Mortgage Loan Trust,
  05-AR7, Class 7A1+
  5.408%, due 06/25/35                                                  1,706,437         1,734,833
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1++(c)
  1.000%, due 08/25/28                                                  8,291,228           106,555
Morgan Stanley Mortgage Loan Trust,
  04-4, Class 2A+
  6.515%, due 09/25/34                                                    736,640           750,579
Residential Asset Securitization Trust,
  04-IP2, Class B1+
  5.482%, due 12/25/34                                                  1,229,317         1,243,147
Structured Adjustable Rate Mortgage
  Loan Trust, 04-3AC, Class A1+
  4.940%, due 03/25/34                                                    556,463           559,984
Structured Asset Securities Corp.,
  04-20, Class 4A1
  6.000%, due 11/25/34                                                    674,362           690,985
                                                                                    ---------------
                                                                                         62,490,208
                                                                                    ---------------
MUNICIPAL NOTES AND BONDS -- 1.10%
Puerto Rico Electric Power Authority
  Revenue Bonds
  5.000%, due 07/01/35                                                  1,500,000         1,618,815
                                                                                    ---------------
U.S. GOVERNMENT OBLIGATIONS -- 25.54%
U.S. Treasury Bonds
  6.250%, due 08/15/23                                                    305,000           380,094
  6.250%, due 05/15/30                                                  1,410,000         1,836,580
  8.750%, due 05/15/17                                                  1,095,000         1,572,223
U.S. Treasury Notes
  2.000%, due 01/15/14                                                  5,912,258         6,089,856
  3.375%, due 02/28/07                                                 13,065,000        13,007,841
  3.625%, due 04/30/07                                                  1,985,000         1,983,914
  3.625%, due 01/15/10                                                  2,695,000         2,682,261
  3.750%, due 03/31/07                                                  8,525,000         8,537,984
  4.750%, due 05/15/14                                                  1,495,000         1,586,335
                                                                                    ---------------
                                                                                         37,677,088
                                                                                    ---------------
Total U.S. Bonds                                                                        141,965,633
                                                                                    ---------------

                                                                         FACE
                                                                        AMOUNT           VALUE
                                                                    -------------   ---------------
INTERNATIONAL BONDS -- 1.69%
INTERNATIONAL CORPORATE BONDS -- 0.80%
AUSTRALIA -- 0.15%
Rio Tinto Finance USA Ltd.
  2.625%, due 09/30/08                                              $     240,000   $       228,548
                                                                                    ---------------
CANADA -- 0.21%
Bombardier, Inc., 144A
  6.300%, due 05/01/14                                                    125,000           113,125
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                                     65,000            71,731
Telus Corp.
  8.000%, due 06/01/11                                                    110,000           128,645
                                                                                    ---------------
                                                                                            313,501
                                                                                    ---------------
FRANCE -- 0.07%
France Telecom S.A.
  8.500%, due 03/01/31                                                     70,000            97,594
                                                                                    ---------------
NETHERLANDS -- 0.17%
Deutsche Telekom International Finance BV
  8.750%, due 06/15/30                                                     90,000           121,858
Telecom Italia Capital S.A.
  5.250%, due 11/15/13                                                    120,000           121,825
                                                                                    ---------------
                                                                                            243,683
                                                                                    ---------------
UNITED KINGDOM -- 0.20%
Abbey National PLC
  7.950%, due 10/26/29                                                    105,000           142,782
HSBC Holdings PLC
  5.250%, due 12/12/12                                                     65,000            67,646
Royal Bank of Scotland Group PLC
  9.118%, due 03/31/10                                                     70,000            83,366
                                                                                    ---------------
                                                                                            293,794
                                                                                    ---------------
Total International Corporate Bonds                                                       1,177,120
                                                                                    ---------------
FOREIGN GOVERNMENT BOND -- 0.37%
MEXICO -- 0.37%
United Mexican States
  8.125%, due 12/30/19                                              $     450,000   $       552,825
                                                                                    ---------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.52%
European Investment Bank
  4.875%, due 09/06/06                                                    315,000           319,087
Inter-American Development Bank
  5.750%, due 02/26/08                                                    325,000           340,280
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                                                    100,000           113,500
                                                                                    ---------------
                                                                                            772,867
                                                                                    ---------------
Total International Bonds                                                                 2,502,812
                                                                                    ---------------
Total Bonds (Cost $143,287,162)                                                         144,468,445
                                                                                    ---------------

                                                                        SHARES
                                                                    -------------
SHORT-TERM INVESTMENT -- 7.67%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 3.28%
  (Cost $11,323,178)                                                   11,323,178        11,323,178
                                                                                    ---------------
Total Investments -- 105.59%
  (Cost $154,610,340)                                                                   155,791,623

Liabilities, in excess of cash and
  other assets -- (5.59)%                                                                (8,254,248)
                                                                                    ---------------
Net Assets -- 100.00%                                                               $   147,537,375
                                                                                    ===============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $154,613,531; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                         $  2,023,260
            Gross unrealized depreciation                             (845,168)
                                                                  ------------
                     Net unrealized appreciation                  $  1,178,092
                                                                  ============

+ Variable rate security - The rate disclosed is that in effect at June 30, 2005.
++ Interest Only Security. This security entitles the holder to receive interest from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
(a) All or a portion of this security is segregated for "to be announced" ("TBA") securities.
(b) Step Bonds - Coupon rate increase in increments to maturity. Rate disclosed is as of June 30, 2005. Maturity date disclosed is the ultimate maturity date.
(c) Security is illiquid. This security amounted to $106,555 or 0.07% of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of these securities amounted to $5,695,491 or 3.86% of net assets.
TBA (To Be Announced) Securities are purchase on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                 See accompanying notes to financial statements

UBS ABSOLUTE RETURN BOND FUND

For the period from its inception on April 27, 2005 through June 30, 2005, Class A shares of UBS Absolute Return Bond Fund (the "Fund") returned 0.06% and Class Y shares returned 0.09%, compared with the 0.57% return of the Merrill Lynch U.S. Treasury 1-3 Year Index (the "Index") since April 30, 2005. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 101; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

A NEW GLOBAL BOND FUND THAT IS NOT MANAGED TO A BENCHMARK

The Fund is an extension of our existing strategies. The key difference is that this Fund is not tied to a benchmark. Although not a guarantee, we seek to provide investors with a positive absolute return over rolling 18-month periods, regardless of the direction of interest rates.

The Fund leverages the same time-tested capabilities we use to manage all of the UBS fixed income portfolios: global diversification, risk management and fundamental, in-depth research. At the core of UBS Absolute Return Bond Fund is a global portfolio of investment grade government, corporate and mortgage bonds. In addition to this core, which accounts for at least 60% of the portfolio, the Fund can also invest in bonds with lower ratings and higher earnings potential, up to a maximum of 20% each in selected high yield and emerging market securities.

In contrast to traditional bond funds, the Fund seeks to manage interest rate risk using interest rate derivatives. The duration of the bonds held in the Fund provides a measure of the portfolio's sensitivity to interest rate movements. The further the duration is from a neutral stance, the more sensitive the portfolio is to changes in interest rates. The overall duration of the Fund can vary between a maximum of +3 years and a minimum of -3 years. Combined, these strategies may enable the Fund to generate more consistently positive returns over time. Of course, there is no guarantee that the Fund will achieve its investment objective, and it could lose money.

A CHALLENGING BOND MARKET

The US economy faced a number of challenges during the reporting period, including record-high energy prices, rising short-term interest rates, a mixed job market and geopolitical events. Despite these issues, the economy proved to be surprisingly resilient. Following a solid 3.8% gain in the fourth quarter of 2004, gross domestic product (GDP) growth was again 3.8% in the first quarter of 2005. The preliminary estimate for second quarter GDP growth was 3.4%, a slight decline.

As expected, the Fed continued to raise interest rates in an attempt to temper growth, remove an accomodative monetary policy and ward off a potential increase in inflation. After seven rate hikes from June 2004 through March 2005, the Fed again increased its target for the federal funds two additional times during the reporting period. The Fed's nine rate hikes have driven the target for the federal funds rate from 1.00% to 3.25%.

Coinciding with its last rate hike in June 2005, the Fed said, "Although energy prices have risen further, the expansion remains firm and labor market conditions continue to improve gradually. Pressures on inflation have stayed elevated, but longer-term inflation expectations remain well contained." The Fed also said it expected to raise rates at a "measured" pace.

A STRATEGIC MIX OF DURATION AND SECTOR DECISIONS

Throughout the period, the Fund maintained a relatively short duration, closing the period at -1.0 years. From a country-specific standpoint, the Fund had negative duration exposures to the US, the UK and Japan, whereas it had a positive duration in the Eurozone.

We remained defensive in our allocations toward the corporate and securitized markets, maintaining a relatively high average credit quality stance. We also selectively held lower-rated securities in the different sectors, including emerging markets debt, corporate and asset-backed securities, as attractive bottom-up opportunities arose. For example, in April, we capitalized on the spread widening in high yield to add attractive issues from the US high yield market (spread is the premium investors are paid to hold securities with higher risks versus US Treasuries). This approach also applied to the Fund's allocation to emerging markets bonds, which was driven by a few select bottom-up opportunities that we identified.

Overall, the Fund's currency exposure is largely hedged back into the US dollar due to what we perceived to be a lack of clear opportunities in the currency markets available to the Fund.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 1, 2005. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                        INCEPTION*
                                                           TO
                                                         6/30/05
------------------------------------------------------------------
UBS ABSOLUTE RETURN BOND FUND CLASS A                     0.06%
UBS ABSOLUTE RETURN BOND FUND CLASS C                     0.01
UBS ABSOLUTE RETURN BOND FUND CLASS Y                     0.09
UBS ABSOLUTE RETURN BOND FUND CLASS A**                  -2.47
UBS ABSOLUTE RETURN BOND FUND CLASS C**                  -0.49
MERRILL LYNCH U.S. TREASURY 1-3 YEAR INDEX                0.57
U.S. LIBOR 3 MONTH INDEX                                  0.56

* INCEPTION DATE OF UBS ABSOLUTE RETURN BOND SHARES IS 4/27/05. INCEPTION DATE OF THE INDICES, FOR THE PURPOSE OF THIS ILLUSTRATION, IS 4/30/05.
**   RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEE AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS Absolute Return Bond Fund Class Y shares, the U.S. Libor 3 Month Index and the Merrill Lynch U.S. Treasury 1-3 Year Index, if you had invested $10,000 on April 27, 2005, and had reinvested all your income dividends and capital gain distributions through June 30, 2005. The performance of Class A and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS ABSOLUTE RETURN BOND CLASS Y VS. U.S. LIBOR 3 MONTH INDEX AND THE MERRILL LYNCH U.S. TREASURY 1-3 YEAR INDEX

Wealth Value With Dividends Reinvested

               UBS ABSOLUTE RETURN     U.S. LIBOR       MERRILL LYNCH U.S.
                  BOND CLASS Y       3 MONTH INDEX   TREASURY 1-3 YEAR INDEX
4/27/2005          $  10,000           $  10,000            $  10,000
4/30/2005          $  10,000           $  10,000            $  10,000
5/31/2005          $  10,000           $  10,028            $  10,038
6/30/2005          $  10,009           $  10,056            $  10,057

4/27/05 = $10,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that Fund commenced operations on April 27, 2005, therefore, "Actual Expenses Paid During the Period" reflect activity from April 27, 2005 through June 30, 2005.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Fund commenced investment operations on April 27, 2005, the "Hypothetical Expenses Paid During the Period" reflect projected activity for the full six month period for purposes of comparability. This projection assumes that the annualized expense ratios for all share classes were in effect during the period from January 1, 2005 to April 27, 2005.

                                                                      ENDING         EXPENSES PAID
                                                  BEGINNING        ACCOUNT VALUE    DURING PERIOD**
                                                ACCOUNT VALUE*     JUNE 30, 2005    1/1/05 - 6/30/05
----------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                  $ 1,000.00         $ 1,000.60           $ 1.79
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)               1,000.00           1,019.84             5.01

CLASS C  ACTUAL                                    1,000.00           1,000.10             2.41
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)               1,000.00           1,018.10             6.76

CLASS Y  ACTUAL                                    1,000.00           1,000.90             1.52
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)               1,000.00           1,020.58             4.26

*    THE FUND COMMENCED INVESTMENT OPERATIONS ON APRIL 27, 2005.

** EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.00%, CLASS C: 1.35%, CLASS Y: 0.85%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 65 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2005 (UNAUDITED)

                                             PERCENTAGE OF
                                              NET ASSETS
----------------------------------------------------------
Kreditanstalt fuer Wiederaufbau
4.750%, due 08/17/07                              3.3%
Federal National Mortgage Association
6.000%, due 05/15/08                              2.8
Compagnie de Financement Foncier
3.625%, due 01/28/08                              2.3
Federal Home Loan Mortgage Corp.
2.875%, due 12/15/06                              1.9
Federal National Mortgage Association
3.625%, due 03/15/07                              1.9
DEPFA Deutsche Pfandbriefbank AG
4.750%, due 07/16/07                              1.7%
Japan Bank for International Cooperation
0.350%, due 03/19/08                              1.5
Hypothekenbank in Essen AG
5.500%, due 02/20/07                              1.4
Federal Home Loan Mortgage Corp.
5.125%, due 07/15/12                              1.3
Wal-Mart Stores, Inc.
6.875%, due 08/10/09                              1.1
----------------------------------------------------------
Total                                            19.2%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

BONDS
U.S. BONDS
U.S. CORPORATE BONDS
   Automobiles                                                0.33%
   Chemicals                                                  1.05
   Commercial Banks                                           0.48
   Commercial Services & Supplies                             0.49
   Consumer Finance                                           2.59
   Containers & Packaging                                     0.29
   Diversified Financial Services                             4.30
   Diversified Telecommunication Services                     1.89
   Electric Utilities                                         2.33
   Food & Staples Retailing                                   1.49
   Food Products                                              0.50
   Insurance                                                  1.01
   Media                                                      1.84
   Metals & Mining                                            0.32
   Multi-Utilities & Unregulated Power                        0.30
   Multiline Retail                                           0.58
   Oil & Gas                                                  0.40
   Pharmaceuticals                                            0.20
   Thrifts & Mortgage Finance                                 1.21
   Tobacco                                                    0.92
                                                            ------
         Total U.S. Corporate Bonds                          22.52
Asset-Backed Securities                                       1.54
Mortgage and Agency Debt Securities                          11.07
Municipal Notes and Bonds                                     0.51
                                                            ------
         Total U.S. Bonds                                    35.64*
INTERNATIONAL BONDS
INTERNATIONAL CORPORATE BONDS
   Beverages                                                  0.33
   Chemicals                                                  0.14
   Commercial Banks                                          14.34%
   Communications Equipment                                   0.22
   Containers & Packaging                                     0.75
   Diversified Financial Services                             2.77
   Diversified Telecommunication Services                     2.66
   Electric Utilities                                         0.88
   Food & Staples Retailing                                   0.67
   Industrial Conglomerates                                   0.82
   Insurance                                                  0.23
   Machinery                                                  0.09
   Media                                                      0.56
   Multi-Utilities & Unregulated Power                        0.49
   Oil & Gas                                                  0.98
   Paper & Forest Products                                    0.36
   Real Estate                                                0.17
   Road & Rail                                                0.22
   Water Utilities                                            0.54
   Wireless Telecommunication Services                        0.19
                                                            ------
         Total International Corporate Bonds                 27.41
International Asset-Backed Securities                         0.32
Foreign Government Bonds                                      4.14
Sovereign/Supranational Bonds                                 0.80
                                                            ------
         Total International Bonds                           32.67*
TOTAL BONDS                                                  68.31
INVESTMENT COMPANIES                                         24.41
SHORT-TERM INVESTMENT                                         0.42*
                                                            ------
   TOTAL INVESTMENTS                                         93.14
CASH AND OTHER ASSETS, LESS LIABILITIES                       6.86
                                                            ------
NET ASSETS                                                  100.00%
                                                            ======

* THE FUND HELD LONG POSITIONS IN U.S. TREASURY NOTE FUTURES AND A SHORT POSITION IN U.S. INDEX FUTURES WHICH RESULTED IN A NET DECREASE TO THE U.S. BOND EXPOSURE FROM 35.64% TO 35.48%. THE FUND ALSO HELD SHORT POSITIONS IN INTERNATIONAL INDEX FUTURES AND INTERNATIONAL INTEREST RATE FUTURES WHICH RESULTED IN A NET DECREASE TO THE INTERNATIONAL BOND EXPOSURE FROM 32.67% TO 32.48%. THESE ADJUSTMENTS RESULTED IN A NET DECREASE TO THE FUND'S EXPOSURE TO SHORT-TERM INVESTMENTS FROM 0.42% TO 0.07%.

            UBS ABSOLUTE RETURN BOND FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2005

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------    --------------
BONDS -- 68.31%
U.S. BONDS -- 35.64%
U.S. CORPORATE BONDS -- 22.52%
AES Corp.
  8.750%, due 06/15/08                                   $       500,000    $      538,750
AK Steel Corp.
  7.875%, due 02/15/09                                           500,000           455,000
Albertson's, Inc.
  7.500%, due 02/15/11                                           275,000           309,742
Altria Group, Inc.
  7.650%, due 07/01/08                                           300,000           326,631
American Express Credit Corp.
  5.500%, due 09/24/07                                   GBP     715,000         1,306,579
Berkshire Hathaway Finance Corp.
  4.125%, due 01/15/10                                   $     1,150,000         1,143,111
Block Communications, Inc.
  9.250%, due 04/15/09                                           550,000           585,750
Boeing Capital Corp.
  7.375%, due 09/27/10                                           900,000         1,029,494
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                           575,000           577,875
Cendant Corp.
  6.875%, due 08/15/06                                           675,000           693,946
Citigroup, Inc.
  4.625%, due 11/14/07                                   EUR   1,080,000         1,377,368
  5.500%, due 11/18/15                                   GBP     125,000           236,057
Citizens Communications Co.
  7.625%, due 08/15/08                                   $       175,000           185,062
CMS Energy Corp.
  9.875%, due 10/15/07                                         1,000,000         1,090,000
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                           550,000           606,790
Countrywide Home Loans, Inc.
  2.750%, due 06/12/06                                   EUR     225,000           273,354
  3.250%, due 05/21/08                                   $       725,000           703,948
CSC Holdings, Inc., Series B
  8.125%, due 08/15/09                                           200,000           202,500
Dow Chemical Co.
  6.125%, due 02/01/11                                           950,000         1,031,421
Edison Mission Energy
  10.000%, due 08/15/08                                          400,000           449,000
FirstEnergy Corp.
  5.500%, due 11/15/06                                           675,000           686,564
Ford Motor Credit Co.
  5.800%, due 01/12/09                                           350,000           332,254
General Electric Capital Corp.
  4.375%, due 01/20/10                                   EUR     520,000           675,235
  5.375%, due 03/15/07                                   $       675,000           689,629
General Motors Acceptance Corp.
  6.125%, due 02/01/07                                           475,000           471,743
Giant Industries, Inc.
  11.000%, due 05/15/12                                          500,000           566,250
Houghton Mifflin Co.
  8.250%, due 02/01/11                                           500,000           518,750
HSBC Finance Corp.
  4.625%, due 12/28/06                                   GBP     130,000           233,263
  7.000%, due 03/27/12                                           150,000           301,831
  7.875%, due 03/01/07                                   $       975,000         1,032,408
International Lease Finance Corp.
  3.300%, due 01/23/08                                         1,075,000         1,050,145
JPMorgan Chase & Co.
  3.625%, due 05/01/08                                   $       700,000    $      689,189
Kraft Foods, Inc.
  5.250%, due 06/01/07                                           700,000           713,617
Marsh & McLennan Cos., Inc.
  6.250%, due 03/15/12                                           275,000           290,252
MCI, Inc.
  6.908%, due 05/01/07                                           600,000           608,250
Millennium America, Inc.
  7.000%, due 11/15/06                                           450,000           460,125
Nevada Power Co.
  10.875%, due 10/15/09                                          500,000           558,750
Owens-Illinois, Inc.
  7.350%, due 05/15/08                                           400,000           415,000
Qwest Services Corp.
  13.500%, due 12/15/10                                          100,000           115,500
Reliant Energy, Inc.
  9.250%, due 07/15/10                                           400,000           436,000
Safeway, Inc.
  4.800%, due 07/16/07                                           300,000           302,241
SBC Communications, Inc.
  5.875%, due 02/01/12                                           350,000           374,141
Time Warner, Inc.
  6.150%, due 05/01/07                                           675,000           698,436
UST, Inc.
  6.625%, due 07/15/12                                           875,000           977,777
Verizon Wireless Capital LLC
  5.375%, due 12/15/06                                         1,375,000         1,401,290
Wal-Mart Stores, Inc.
  4.750%, due 01/29/13                                   GBP     455,000           821,167
  6.875%, due 08/10/09                                   $     1,375,000         1,515,304
Washington Mutual, Inc.
  5.625%, due 01/15/07                                         1,000,000         1,022,052
Wells Fargo & Co.
  5.125%, due 02/15/07                                           675,000           686,160
Wyeth
  5.500%, due 03/15/13                                           275,000           289,424
                                                                            --------------
                                                                                32,055,125
                                                                            --------------
ASSET-BACKED SECURITIES -- 1.54%
Green Tree Financial Corp.,
  99-3, Class A6
  6.500%, due 02/01/31                                         1,150,000         1,192,212
Hyundai Auto Receivables Trust,
  05-A, Class D
  4.450%, due 02/15/12                                         1,000,000           999,850
                                                                            --------------
                                                                                 2,192,062
                                                                            --------------
MORTGAGE AND AGENCY DEBT SECURITIES -- 11.07%
Federal Home Loan Mortgage Corp.
  2.875%, due 12/15/06                                         2,760,000         2,724,211
  3.875%, due 01/12/09                                         1,275,000         1,263,955
  5.125%, due 07/15/12                                         1,775,000         1,881,523
Federal National Mortgage Association
  3.625%, due 03/15/07                                         2,700,000         2,692,859
  5.250%, due 01/15/09                                           575,000           599,996
  5.500%, due 03/15/11                                         1,250,000         1,340,811
  6.000%, due 05/15/08                                         3,825,000         4,043,197
  6.000%, due 05/15/11                                           550,000           604,887
  6.250%, due 02/01/11                                           550,000           602,671
                                                                            --------------
                                                                                15,754,110
                                                                            --------------

                                                              FACE
                                                              AMOUNT            VALUE
                                                         ---------------    --------------
MUNICIPAL NOTES AND BONDS -- 0.51%
Puerto Rico Electric Power Authority
  Revenue Bonds
  5.000%, due 07/01/35                                   $       675,000    $      728,467
                                                                            --------------
Total U.S. Bonds                                                                50,729,764
                                                                            --------------
INTERNATIONAL BONDS -- 32.67%
INTERNATIONAL CORPORATE BONDS -- 27.41%
AUSTRALIA -- 0.60%
National Australia Bank Ltd.+
  4.500%, due 06/23/16                                   EUR     655,000           852,746
                                                                            --------------
BELGIUM -- 0.22%
Societe Nationale de Chemins de Fer Belge
  5.000%, due 04/24/18                                   GBP     170,000           319,077
                                                                            --------------
CANADA -- 0.57%
Abitibi-Consolidated Co. of Canada
  6.950%, due 12/15/06                                   $       500,000           506,250
Nortel Networks Ltd.
  6.125%, due 02/15/06                                           300,000           301,875
                                                                            --------------
                                                                                   808,125
                                                                            --------------
FRANCE -- 6.54%
Alstom
  6.250%, due 03/03/10                                   EUR     100,000           123,184
BNP Paribas
  5.250%, due 12/17/12                                           330,000           454,114
Compagnie de Financement Foncier
  3.625%, due 01/28/08                                         2,560,000         3,207,704
Credit Lyonnais S.A.+
  5.000%, due 11/15/12                                           765,000           980,807
Crown European Holdings S.A.
  9.500%, due 03/01/11                                   $       400,000           442,000
France Telecom S.A.
  7.000%, due 03/14/08                                   EUR     555,000           746,113
  7.250%, due 01/28/13                                           335,000           508,501
GIE Suez Alliance
  5.750%, due 06/24/23                                           200,000           287,190
Groupe Auchan S.A.
  4.125%, due 05/04/11                                           195,000           249,323
Societe Generale
  5.625%, due 02/13/12                                           805,000         1,123,484
Societe Television Francaise 1
  4.375%, due 11/12/10                                           180,000           232,689
Total Capital S.A.
  3.750%, due 02/11/10                                           370,000           470,868
Veolia Environnement
  5.375%, due 05/28/18                                           350,000           484,690
                                                                            --------------
                                                                                 9,310,667
                                                                            --------------
GERMANY -- 7.97%
DEPFA Deutsche Pfandbriefbank AG
  4.750%, due 07/16/07                                   EUR   1,880,000         2,393,827
Gerresheimer Holdings GmBH
  7.875%, due 03/01/15                                           400,000           480,628
Hypothekenbank in Essen AG
  5.500%, due 02/20/07                                         1,595,000         2,035,262
Kreditanstalt fuer Wiederaufbau
  4.750%, due 08/17/07                                         3,660,000         4,672,299
  5.375%, due 12/07/07                                   GBP     740,000         1,358,858
  5.550%, due 06/07/21                                           200,000           400,603
                                                                            --------------
                                                                                11,341,477
                                                                            --------------
IRELAND -- 0.73%
Anglo Irish Bank Corp. PLC
  5.000%, due 12/12/07                                   GBP     575,000    $    1,041,444
                                                                            --------------
ITALY -- 0.66%
ENI SpA
  6.125%, due 06/09/10                                   EUR     670,000           936,917
                                                                            --------------
JAPAN -- 1.54%
Japan Bank for International Cooperation
  0.350%, due 03/19/08                                   JPY 241,000,000        2,192,315
                                                                            --------------
LUXEMBOURG -- 0.24%
Cablecom Luxembourg SCA
  9.375%, due 04/15/14                                   EUR     100,000          136,803
Ciba Speciality Chemicals Finance
  Luxembourg S.A.
  4.875%, due 06/20/18                                            55,000            70,715
SGL Carbon Luxembourg S.A.
  8.500%, due 02/01/12                                           100,000           132,566
                                                                            --------------
                                                                                   340,084
                                                                            --------------
NETHERLANDS -- 4.04%
Bank Nederlandse Gemeenten NV
  2.875%, due 05/15/07                                   EUR     420,000           515,782
Cimpor Financial Operations BV
  4.500%, due 05/27/11                                           110,000           139,704
Clondalkin Industries BV
  8.000%, due 03/15/14                                           100,000           127,724
Deutsche Telekom International Finance BV
  7.500%, due 05/29/07                                           345,000           457,289
  8.125%, due 05/29/12                                           300,000           470,779
Essent NV
  4.500%, due 06/25/13                                           195,000           253,472
RWE Finance BV
  5.375%, due 04/18/08                                           770,000         1,006,570
Siemens Financieringsmaatschappij NV
  5.500%, due 03/12/07                                           920,000         1,173,964
Telecom Italia Finance NV
  5.875%, due 01/24/08                                           730,000           952,629
Telecom Italia Finance S.A.
  7.250%, due 04/20/11                                           450,000           651,425
                                                                            --------------
                                                                                 5,749,338
                                                                            --------------
SWEDEN -- 0.26%
Svenska Handelsbanken AB+
  6.125%, due 12/31/49                                   GBP     195,000           365,676
                                                                            --------------
UNITED KINGDOM -- 4.04%
Allied Domecq Financial Services PLC
  6.625%, due 06/12/14                                   GBP     250,000           466,933
Anglian Water Services Financing PLC
  4.625%, due 10/07/13                                   EUR     225,000           295,986
Aviva PLC+
  5.250%, due 10/02/23                                           250,000           334,708
BAA PLC
  7.875%, due 02/10/07                                   GBP     125,000           235,337
Bank of Scotland
  6.375%, due 08/16/19                                           645,000         1,319,338
National Grid Co. PLC
  4.750%, due 12/10/10                                            90,000           162,375

                                                               FACE
                                                              AMOUNT            VALUE
                                                         ---------------    --------------
NGG Finance PLC
  5.250%, due 08/23/06                                   EUR     215,000    $      268,828
Ono Finance PLC+
  10.626%, due 05/15/14                                          100,000           125,908
Pearson PLC
  6.125%, due 02/01/07                                           235,000           300,724
Royal Bank of Scotland PLC
  5.000%, due 12/20/07                                   GBP     545,000           991,372
Tesco PLC
  4.750%, due 04/13/10                                   EUR     195,000           256,492
  6.625%, due 10/12/10                                   GBP     230,000           453,058
United Utilities Water PLC
  6.625%, due 11/08/07                                   EUR     205,000           272,029
Vodafone Group PLC
  5.750%, due 10/27/06                                           215,000           272,343
                                                                            --------------
                                                                                 5,755,431
                                                                            --------------
Total International Corporate Bonds                                             39,013,297
                                                                            --------------
INTERNATIONAL ASSET-BACKED SECURITIES -- 0.32%
CAYMAN ISLANDS -- 0.07%
Gresham Street CDO Funding,
  03-1X, Class D+
  4.729%, due 11/07/33                                   $       100,000           105,000
                                                                            --------------
UNITED KINGDOM -- 0.25%
Granite Master Issuer PLC,
  05-7, Class A5+
  2.206%, due 12/20/54                                   EUR     290,000           350,740
                                                                            --------------
Total International Asset-Backed Securities                                        455,740
                                                                            --------------
FOREIGN GOVERNMENT BONDS -- 4.14%
ARGENTINA -- 0.76%
Republic of Argentina+ (a)
  3.010%, due 08/03/12                                   $     1,200,000         1,084,800
                                                                            --------------
BRAZIL -- 0.73%
Federal Republic of Brazil, C
  8.000%, due 04/15/14                                   $     1,023,825         1,048,141
                                                                            --------------
COLOMBIA -- 0.34%
Republic of Colombia
  9.750%, due 04/09/11                                   $       425,207           485,587
                                                                            --------------
RUSSIA -- 0.79%
Russian Federation
  5.000%, due 03/31/30 (b)                               $       470,000           526,400
  8.250%, due 03/31/10                                           550,000           599,500
                                                                            --------------
                                                                                 1,125,900
                                                                            --------------
SPAIN -- 0.76%
Government of Spain
  3.100%, due 09/20/06                                   JPY 115,000,000         1,076,401
                                                                            --------------
SWEDEN -- 0.76%
Government of Sweden
  6.500%, due 05/05/08                                   SEK   7,500,000         1,079,242
                                                                            --------------
Total Foreign Government Bonds                                                   5,900,071
                                                                            --------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.80%
European Investment Bank
  5.500%, due 12/07/11                                   GBP     340,000    $      647,077
  6.250%, due 04/15/14                                           240,000           487,423
                                                                            --------------
                                                                                 1,134,500
                                                                            --------------
Total International Bonds                                                       46,503,608
                                                                            --------------
Total Bonds (Cost $98,467,414)                                                  97,233,372
                                                                            --------------

                                                             SHARES
                                                         ---------------
INVESTMENT COMPANIES -- 24.41%
UBS U.S. Cash Management Prime
  Relationship Fund                                           11,684,896        11,684,896
UBS U.S. Securitized Mortgage
  Relationship Fund                                            1,941,916        23,069,766
                                                                            --------------
Total Investment Companies
  (Cost $34,684,896)                                                            34,754,662
                                                                            --------------

                                                              FACE
                                                             AMOUNT
                                                         ---------------
SHORT-TERM INVESTMENT -- 0.42%
U.S. GOVERNMENT OBLIGATIONS -- 0.42%
U.S. Treasury Bills,
  yield of 2.72%, due 07/21/05 (c)
  (Cost $599,083)                                        $       600,000           599,087
                                                                            --------------
Total Investments
  (Cost $133,751,393) -- 93.14%                                                132,587,121

Cash and other assets,
  less liabilities -- 6.86%                                                      9,762,528
                                                                            --------------
Net Assets -- 100.00%                                                       $  142,349,649
                                                                            ==============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $133,752,686; and net unrealized depreciation consisted of:

            Gross unrealized appreciation                           $    392,910
            Gross unrealized depreciation                             (1,558,475)
                                                                    ------------
                     Net unrealized depreciation                    $ (1,165,565)
                                                                    ============

+ Variable rate security - The rate disclosed is that in effect at June 30, 2005.
(a)  Security is in default.
(b) Step Bonds - Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2005. Maturity date disclosed is the ultimate maturity date.
(c) The security was pledged to cover margin requirements for future contracts. 144A Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of these securities amounted to $577,875 or 0.41% of net assets.
CDO  Collateralized Debt Obligations
EUR  Euro
GBP  British Pound
JPY  Japanese Yen
SEK  Swedish Krona

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Absolute Return Bond Fund had the following open forward foreign currency contracts as of June 30, 2005:

                                                                                                     UNREALIZED
                                                         CONTRACTS      IN EXCHANGE     MATURITY    APPRECIATION/
                                                         TO DELIVER         FOR           DATES    (DEPRECIATION)
                                                        -----------   ---------------   --------   --------------
British Pound                                             4,895,000   USD   9,016,021    9/12/05     $ 100,896
British Pound                                               820,000   USD   1,480,592    9/12/05        14,112
British Pound                                               610,601   USD   1,110,000    9/12/05        18,007
British Pound                                               392,998   USD     715,000    9/12/05        12,167
Euro                                                     22,705,000   USD  27,926,469    9/12/05       367,140
Euro                                                      1,120,000   USD   1,361,293    9/12/05         1,837
Euro                                                      2,146,751   USD   2,615,000    9/12/05         9,274
Euro                                                      1,417,536   USD   1,725,000    9/12/05         4,394
Euro                                                      2,051,515   USD   2,485,000    9/12/05        (5,129)
Japanese Yen                                            359,000,000   USD   3,345,354    9/12/05        83,345
Japanese Yen                                             68,984,320   USD     640,000    9/12/05        13,182
     Total net unrealized appreciation on forward                                                    ---------
       foreign currency contracts                                                                    $ 619,225
Currency Type Abbreviations                                                                          =========
USD   United States Dollar

FUTURES CONTRACTS

UBS Absolute Return Bond Fund had the following open futures contracts as of June 30, 2005:

                                                                                                         UNREALIZED
                                                             EXPIRATION                     CURRENT     APPRECIATION/
                                                                DATE         PROCEEDS        VALUE     (DEPRECIATION)
                                                           --------------  ------------  ------------  --------------
U.S. TREASURY NOTES FUTURES SALE CONTRACTS:
2 Year U.S. Treasury Notes, 84 contracts                   September 2005  $ 17,447,288  $ 17,445,750    $    1,538
5 Year U.S. Treasury Notes, 236 contracts                  September 2005    25,643,675    25,698,187       (54,512)
10 Year U.S. Treasury Notes, 118 contracts                 September 2005    13,306,359    13,389,313       (82,954)

INDEX FUTURE SALE CONTRACTS:
Japanese 10 Year Bond, 3 contracts (JPY)                   September 2005     3,804,329     3,822,760       (18,431)
Long Gilt, 50 contracts (GBP)                              September 2005    10,080,928    10,232,200      (151,272)
U.S. Long Bond, 57 contracts                               September 2005     6,683,308     6,768,750       (85,442)

INTEREST RATE FUTURES SALE CONTRACTS:
EURO BUND, 24 contracts (EUR)                              September 2005     3,557,533     3,588,367       (30,834)
EURO-BOBL, 59 contracts (EUR)                              September 2005     8,216,525     8,259,975       (43,450)
EURO-SCHATZ, 77 contracts (EUR)                            September 2005     9,947,027     9,968,952       (21,925)
                                                                                                         ----------
Total net unrealized depreciation on futures contracts                                                   $ (487,282)
                                                                                                         ==========

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures positions at June 30, 2005 was $1,120,529.

Currency Type Abbreviations
EUR  Euro
GBP  British Pound
JPY  Japanese Yen

                 See accompanying notes to financial statements

UBS HIGH YIELD FUND

For the fiscal year ended June 30, 2005, Class A shares of UBS High Yield Fund (the "Fund") returned 9.66% and Class Y shares returned 9.82% versus the 10.47% return of the Fund's benchmark, the Merrill Lynch U.S. High Yield Cash Pay Constrained Index (the "Index"). Since inception on December 31, 1998, through period end, the Fund's A shares returned 5.40% while the Index returned 6.01%, and since inception on September 30, 1997, through period end, the Fund's Y shares returned 6.08% on an annualized basis, compared with the 5.85% annualized return for the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 110; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund delivered solid absolute performance for the reporting period, but trailed its benchmark Index. The fiscal year performance was primarily attributable to the Fund's overweight positions to B-rated securities and some cyclical industry sectors.

The Fund's benchmark Index changed from the Merrill Lynch U.S. High Yield Cash Pay Index to the Merrill Lynch U.S. High Yield Cash Pay Constrained Index on June 1, 2005. This change was made due to the downgrading of General Motors (GM) discussed in this report, and its impact on high yield indices. Because GM constitutes a large percentage of the Merrill Lynch U.S. High Yield Cash Pay Index, the move to the constrained index was a better fit for our diversified strategy.

CONSISTENT STRATEGY IN MIXED MARKET

The US high yield market generated solid returns during the first half of the fiscal year as the economy expanded at a strong pace. This was beneficial for high yield bonds as default rates declined and demand was strong as investors searched for incremental yield. However, investors became increasingly risk averse in early 2005, when fears over inflation, rising oil prices and downgrades in the automotive sector dominated the press. The market ultimately picked up again in mid-May, rallying sharply to end the fiscal year. All told, the overall high yield market, as measured by the Index, posted double-digit gains during the reporting period.

Market fundamentals remained strong for much of the fiscal year. Default rates were below long-term averages, corporate profits were largely in line or exceeded expectations and merger and acquisition activity increased. The technicals in the market were not quite as good. While investors favored high yields in 2004, they took profits in 2005, leading to a record 15 weeks of net outflows from high yield mutual funds. In addition, new issuances slowed over the period, with several high-profile deals pulled due to market uncertainties.

The Fund maintained a consistent strategy throughout this changing market environment. In our opinion, the US economy remained strong and high yield market fundamentals were attractive. As a result, we sought to invest in cyclical industries and the B-rated sector.

A FOCUS ON CYCLICALS AND B-RATED BONDS

To obtain the maximum benefit from a growing economy, the Fund held an overweight position in cyclical industries relative to the Index, including chemicals. In addition, over the fiscal year, we increased our exposure to consumer products and restaurants.

In the second quarter of 2005, the Standard & Poor's rating agency reduced its rating for GM's and Ford's bonds to noninvestment grade. Our analysis concluded that these bonds had solid liquidity and excellent relative value. We added both to the portfolio, and also selectively added to our holdings in the automotive supplier sector. These additions began to be beneficial at the end of the fiscal year, as this sector of the market rebounded.

Finally, the Fund maintained an overweight to B-rated bonds over the reporting period, as these bonds tend to benefit from an improving economy. This strategy helped the Fund's relative performance for most of the reporting period, but proved a detriment toward the end of the period, when BB-rated bonds outperformed.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 1, 2005. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                      1 YEAR    3 YEARS   5 YEARS   INCEPTION*
                                                       ENDED     ENDED     ENDED        TO
                                                      6/30/05   6/30/05   6/30/05     6/30/05
----------------------------------------------------------------------------------------------
UBS HIGH YIELD FUND CLASS A                             9.66%    13.12%    6.53%      5.40%
UBS HIGH YIELD FUND CLASS B                             8.79     12.31      N/A       9.21
UBS HIGH YIELD FUND CLASS C                             9.09     12.61      N/A       9.49
UBS HIGH YIELD FUND CLASS Y                             9.82     13.47     6.83       6.08
UBS HIGH YIELD FUND CLASS A**                           4.76     11.40     5.56       4.65
UBS HIGH YIELD FUND CLASS B**                           3.79     11.52      N/A       8.77
UBS HIGH YIELD FUND CLASS C**                           8.34     12.61      N/A       9.49
MERRILL LYNCH U.S. HIGH YIELD CASH PAY INDEX           10.64     13.79     7.83       5.87
MERRILL LYNCH U.S. HIGH YIELD CASH PAY
CONSTRAINED INDEX                                      10.47     13.74     7.80       5.85

* INCEPTION DATE OF UBS HIGH YIELD FUND CLASS A SHARES IS 12/31/98. INCEPTION DATE OF CLASS B AND CLASS C SHARES IS 11/07/01. INCEPTION DATE OF CLASS Y SHARES AND INDICES IS 9/30/97.
**   RETURNS INCLUDE SALES CHARGES.

THE FUND'S BENCHMARK INDEX CHANGED FROM THE MERRILL LYNCH U.S. HIGH YIELD CASH PAY INDEX TO THE MERRILL LYNCH U.S. HIGH YIELD CASH PAY CONSTRAINED INDEX ON JUNE 01, 2005. THIS CHANGE WAS MADE DUE TO THE DOWNGRADE OF GENERAL MOTORS (GM) DISCUSSED IN THIS REPORT, AND ITS IMPACT ON HIGH YIELD INDICES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

This chart shows the growth in the value of an investment in UBS High Yield Fund Class Y shares, the Merrill Lynch U.S. High Yield Cash Pay Index and the Merrill Lynch U.S. High Yield Cash Pay Constrained Index, if you had invested $10,000 on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2005. The performance of Class A, Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS HIGH YIELD FUND CLASS Y VS. MERRILL LYNCH U.S. HIGH YIELD CASH PAY INDEX AND MERRILL LYNCH U.S. HIGH YIELD CASH PAY CONSTRAINED INDEX

Wealth Value With Dividends Reinvested

                    UBS HIGH YIELD    MERRILL LYNCH U.S. HIGH YIELD   MERRILL LYNCH U.S. HIGH YIELD CASH
                     FUND CLASS Y             CASH PAY INDEX                  PAY CONSTRAINED INDEX
 9/1/1997               $ 10,000                $ 10,000                          $ 10,000
10/1/1997               $  9,952                $ 10,066                          $ 10,066
11/1/1997               $ 10,052                $ 10,162                          $ 10,162
12/1/1997               $ 10,239                $ 10,258                          $ 10,258
 1/1/1998               $ 10,470                $ 10,411                          $ 10,411
 2/1/1998               $ 10,542                $ 10,454                          $ 10,454
 3/1/1998               $ 10,673                $ 10,544                          $ 10,544
 4/1/1998               $ 10,680                $ 10,594                          $ 10,593
 5/1/1998               $ 10,710                $ 10,668                          $ 10,667
 6/1/1998               $ 10,822                $ 10,721                          $ 10,721
 7/1/1998               $ 10,979                $ 10,782                          $ 10,782
 8/1/1998               $ 10,424                $ 10,317                          $ 10,316
 9/1/1998               $ 10,571                $ 10,337                          $ 10,337
10/1/1998               $ 10,504                $ 10,167                          $ 10,167
11/1/1998               $ 11,101                $ 10,630                          $ 10,630
12/1/1998               $ 11,028                $ 10,634                          $ 10,633
 1/1/1999               $ 11,293                $ 10,739                          $ 10,738
 2/1/1999               $ 11,349                $ 10,657                          $ 10,657
 3/1/1999               $ 11,470                $ 10,749                          $ 10,748
 4/1/1999               $ 11,636                $ 10,917                          $ 10,916
 5/1/1999               $ 11,404                $ 10,841                          $ 10,841
 6/1/1999               $ 11,349                $ 10,821                          $ 10,820
 7/1/1999               $ 11,337                $ 10,837                          $ 10,836
 8/1/1999               $ 11,280                $ 10,727                          $ 10,726
 9/1/1999               $ 11,246                $ 10,686                          $ 10,685
10/1/1999               $ 11,246                $ 10,623                          $ 10,623
11/1/1999               $ 11,474                $ 10,745                          $ 10,744
12/1/1999               $ 11,564                $ 10,801                          $ 10,801
 1/1/2000               $ 11,419                $ 10,748                          $ 10,747
 2/1/2000               $ 11,383                $ 10,757                          $ 10,757
 3/1/2000               $ 11,118                $ 10,606                          $ 10,606
 4/1/2000               $ 11,191                $ 10,610                          $ 10,609
 5/1/2000               $ 11,154                $ 10,493                          $ 10,493
 6/1/2000               $ 11,351                $ 10,673                          $ 10,672
 7/1/2000               $ 11,474                $ 10,750                          $ 10,749
 8/1/2000               $ 11,610                $ 10,881                          $ 10,880
 9/1/2000               $ 11,462                $ 10,818                          $ 10,817
10/1/2000               $ 11,104                $ 10,500                          $ 10,500
11/1/2000               $ 10,597                $ 10,171                          $ 10,171
12/1/2000               $ 10,965                $ 10,392                          $ 10,392
 1/1/2001               $ 11,535                $ 11,011                          $ 11,011
 2/1/2001               $ 11,657                $ 11,185                          $ 11,185
 3/1/2001               $ 11,454                $ 11,037                          $ 11,038
 4/1/2001               $ 11,440                $ 10,917                          $ 10,917
 5/1/2001               $ 11,535                $ 11,127                          $ 11,127
 6/1/2001               $ 11,144                $ 10,897                          $ 10,898
 7/1/2001               $ 11,270                $ 11,067                          $ 11,067
 8/1/2001               $ 11,369                $ 11,174                          $ 11,174
 9/1/2001               $ 10,636                $ 10,457                          $ 10,457
10/1/2001               $ 10,976                $ 10,765                          $ 10,764
11/1/2001               $ 11,471                $ 11,115                          $ 11,114
12/1/2001               $ 11,419                $ 11,036                          $ 11,035
 1/1/2002               $ 11,414                $ 11,098                          $ 11,097
 2/1/2002               $ 11,161                $ 10,991                          $ 10,990
 3/1/2002               $ 11,388                $ 11,253                          $ 11,252
 4/1/2002               $ 11,502                $ 11,431                          $ 11,431
 5/1/2002               $ 11,370                $ 11,370                          $ 11,369
 6/1/2002               $ 10,810                $ 10,561                          $ 10,561
 7/1/2002               $ 10,624                $ 10,141                          $ 10,140
 8/1/2002               $ 10,888                $ 10,395                          $ 10,394
 9/1/2002               $ 10,731                $ 10,228                          $ 10,228
10/1/2002               $ 10,744                $ 10,142                          $ 10,142
11/1/2002               $ 11,249                $ 10,750                          $ 10,749
12/1/2002               $ 11,330                $ 10,911                          $ 10,910
 1/1/2003               $ 11,501                $ 11,225                          $ 11,225
 2/1/2003               $ 11,611                $ 11,370                          $ 11,369
 3/1/2003               $ 11,968                $ 11,665                          $ 11,664
 4/1/2003               $ 12,478                $ 12,320                          $ 12,319
 5/1/2003               $ 12,496                $ 12,453                          $ 12,452
 6/1/2003               $ 12,765                $ 12,793                          $ 12,792
 7/1/2003               $ 12,669                $ 12,611                          $ 12,609
 8/1/2003               $ 12,898                $ 12,776                          $ 12,775
 9/1/2003               $ 13,164                $ 13,117                          $ 13,116
10/1/2003               $ 13,443                $ 13,385                          $ 13,383
11/1/2003               $ 13,572                $ 13,569                          $ 13,568
12/1/2003               $ 13,954                $ 13,883                          $ 13,883
 1/1/2004               $ 14,284                $ 14,099                          $ 14,099
 2/1/2004               $ 14,271                $ 14,094                          $ 14,094
 3/1/2004               $ 14,349                $ 14,193                          $ 14,192
 4/1/2004               $ 14,387                $ 14,091                          $ 14,090
 5/1/2004               $ 14,161                $ 13,866                          $ 13,865
 6/1/2004               $ 14,381                $ 14,068                          $ 14,067
 7/1/2004               $ 14,555                $ 14,260                          $ 14,260
 8/1/2004               $ 14,744                $ 14,518                          $ 14,518
 9/1/2004               $ 14,977                $ 14,721                          $ 14,720
10/1/2004               $ 15,271                $ 15,000                          $ 14,999
11/1/2004               $ 15,612                $ 15,152                          $ 15,151
12/1/2004               $ 15,816                $ 15,377                          $ 15,377
 1/1/2005               $ 15,823                $ 15,365                          $ 15,364
 2/1/2005               $ 16,097                $ 15,581                          $ 15,581
 3/1/2005               $ 15,640                $ 15,157                          $ 15,157
 4/1/2005               $ 15,294                $ 15,000                          $ 14,999
 5/1/2005               $ 15,530                $ 15,275                          $ 15,275
 6/1/2005               $ 15,794                $ 15,565                          $ 15,541

9/30/97 = $10,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTALS RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING           ENDING           EXPENSES PAID
                                                 ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                JANUARY 1, 2005     JUNE 30, 2005     1/1/05 - 6/30/05
------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                    $ 1,000.00        $   998.30           $ 5.96
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00          1,018.83             6.02

CLASS B  ACTUAL                                      1,000.00            994.20             9.65
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00          1,015.11             9.75

CLASS C  ACTUAL                                      1,000.00            994.40             8.42
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00          1,016.35             8.51

CLASS Y  ACTUAL                                      1,000.00            998.60             4.71
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00          1,020.08             4.76

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.20%, CLASS B: 1.95%, CLASS C: 1.70%, CLASS Y: 0.95%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2005 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
Dynegy Holdings, Inc.
7.125%, due 05/15/18                       1.8%
Le-Natures, Inc.
10.000%, due 06/15/13                      1.6
General Motors Acceptance Corp.
6.125%, due 08/28/07                       1.5
Gulfmark Offshore, Inc.
7.750%, due 07/15/14                       1.4
Petroleum Geo-Services ASA
10.000%, due 11/05/10                      1.3
Omnova Solutions, Inc.
11.250%, due 06/01/10                      1.3
Insight Communications Co., Inc.
0.000%, due 02/15/11                       1.2
Wheeling Island Gaming, Inc.
10.125%, due 12/15/09                      1.2
Cellu Tissue Holdings, Inc.
9.750%, due 03/15/10                       1.1
American Airlines, Inc.
8.608%, due 04/01/11                       1.1
---------------------------------------------------
Total                                     13.5%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

BONDS
U.S. BONDS
U.S. CORPORATE BONDS
   Aerospace & Defense                                    2.66%
   Airlines                                               1.54
   Auto Components                                        2.63
   Automobiles                                            1.89
   Beverages                                              1.56
   Chemicals                                              5.60
   Commercial Services & Supplies                         0.44
   Computers & Peripherals                                0.22
   Consumer Finance                                       0.68
   Containers & Packaging                                 6.37
   Distributors                                           0.47
   Diversified Financial Services                         4.13
   Diversified Telecommunication Services                 3.97
   Electric Utilities                                     1.65
   Energy Equipment & Services                            2.57
   Food & Staples Retailing                               2.02
   Food Products                                          2.48
   Health Care Equipment & Supplies                       0.43
   Health Care Providers & Services                       1.82
   Hotels, Restaurants & Leisure                          9.59
   Household Durables                                     1.70
   Household Products                                     1.86
   Industrial Conglomerates                               0.93
   Leisure Equipment & Products                           1.06
   Machinery                                              1.40
   Media                                                 12.87
   Metals & Mining                                        1.19
   Multi-Utilities & Unregulated Power                    1.24
   Office Electronics                                     0.66
   Oil & Gas                                              4.36%
   Paper & Forest Products                                1.58
   Road & Rail                                            0.48
   Software                                               1.82
   Textiles, Apparel & Luxury Goods                       2.03
   Transportation Infrastructure                          1.34
   Wireless Telecommunication Services                    2.45
                                                        ------
         Total U.S. Corporate Bonds                      89.69
INTERNATIONAL BONDS
INTERNATIONAL CORPORATE BONDS
   Chemicals                                              1.51
   Diversified Financial Services                         0.53
   Energy Equipment & Services                            1.31
   Food & Staples Retailing                               0.92
   Food Products                                          0.25
   Industrial Conglomerates                               0.58
   Marine                                                 0.42
   Multi-Utilities & Unregulated Power                    0.99
   Oil & Gas                                              0.28
   Paper & Forest Products                                0.80
   Wireless Telecommunication Services                    0.69
                                                        ------
         Total International Corporate Bonds              8.28
TOTAL BONDS                                              97.97
SHORT-TERM INVESTMENT                                     0.23
                                                        ------
   TOTAL INVESTMENTS                                     98.20
CASH AND OTHER ASSETS,
   LESS LIABILITIES                                       1.80
                                                        ------
NET ASSETS                                              100.00%
                                                        ======

                 UBS HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2005

                                                         FACE
                                                        AMOUNT            VALUE
                                                     -------------   ---------------
BONDS -- 97.97%
U.S. BONDS -- 89.69%
U.S. CORPORATE BONDS -- 89.69%
AAC Group Holding Corp., 144A (a)
  0.000%, due 10/01/12                               $   1,000,000   $       675,000
Activant Solutions, Inc.
  10.500%, due 06/15/11                                  1,000,000         1,085,000
Advanced Accessory Systems LLC
  10.750%, due 06/15/11                                    500,000           402,500
Advanstar Communications, Inc.
  10.750%, due 08/15/10                                    750,000           819,375
Aearo Co. I
  8.250%, due 04/15/12                                   1,100,000         1,100,000
AK Steel Corp.
  7.750%, due 06/15/12                                   1,250,000         1,056,250
American Airlines, Inc.
  6.977%, due 05/23/21                                     560,368           522,764
  8.608%, due 04/01/11                                   1,375,000         1,289,234
American Cellular Corp.
  10.000%, due 08/01/11                                  1,000,000         1,015,000
American Rock Salt Co. LLC
  9.500%, due 03/15/14                                   1,150,000         1,167,250
Ameripath, Inc.
  10.500%, due 04/01/13                                    675,000           683,438
AmeriQual Group LLC, 144A
  9.000%, due 04/01/12                                     750,000           765,000
Amscan Holdings, Inc.
  8.750%, due 05/01/14                                     750,000           686,250
Anchor Glass Container Corp.
  11.000%, due 02/15/13                                  1,350,000         1,053,000
Armor Holdings, Inc.
  8.250%, due 08/15/13                                     875,000           946,094
AT&T Corp.
  9.750%, due 11/15/31                                     725,000           943,406
BE Aerospace, Inc., Series B
  8.875%, due 05/01/11                                     300,000           313,500
Berry Plastics Corp.
  10.750%, due 07/15/12                                  1,000,000         1,091,250
Block Communications, Inc.
  9.250%, due 04/15/09                                     500,000           532,500
Buckeye Technologies, Inc.
  8.000%, due 10/15/10                                     750,000           720,000
Buffets, Inc.
  11.250%, due 07/15/10                                  1,000,000         1,007,500
Cadmus Communications Corp.
  8.375%, due 06/15/14                                     500,000           514,375
Carriage Services, Inc., 144A
  7.875%, due 01/15/15                                     400,000           422,000
Cellu Tissue Holdings, Inc.
  9.750%, due 03/15/10                                   1,300,000         1,319,500
Century Aluminum Co.
  7.500%, due 08/15/14                                     350,000           345,625
Charter Communications Holdings LLC
  10.000%, due 04/01/09                                    750,000           579,375
Charter Communications Operating LLC, 144A
  8.000%, due 04/30/12                                   1,250,000         1,243,750
Chukchansi Economic Development
  Authority, 144A
  14.500%, due 06/15/09                                    500,000           611,250
Cincinnati Bell, Inc.
  8.375%, due 01/15/14                               $     850,000   $       871,250
Circus & Eldorado Joint Venture Corp.
  10.125%, due 03/01/12                                    650,000           680,063
CMS Energy Corp.
  9.875%, due 10/15/07                                     500,000           545,000
Comstock Resources, Inc.
  6.875%, due 03/01/12                                   1,000,000         1,010,000
Constar International, Inc.
  11.000%, due 12/01/12                                  1,000,000           795,000
Cooper Standard Automotive, Inc.
  8.375%, due 12/15/14                                     500,000           395,000
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                                   1,250,000         1,218,750
CSC Holdings, Inc., Series B
  7.625%, due 04/01/11                                   1,050,000         1,036,875
  8.125%, due 08/15/09                                   1,175,000         1,189,687
Da-Lite Screen Co., Inc.
  9.500%, due 05/15/11                                   1,150,000         1,224,750
Delta Petroleum Corp., 144A
  7.000%, due 04/01/15                                     250,000           235,000
Dobson Cellular Sytems, 144A
  9.875%, due 11/01/12                                     350,000           369,250
Dobson Communications Corp.
  10.875%, due 07/01/10                                    900,000           893,250
DRS Technologies, Inc.
  6.875%, due 11/01/13                                     900,000           931,500
Dura Operating Corp., Series B
  8.625%, due 04/15/12                                     550,000           495,000
Dura Operating Corp., Series D
  9.000%, due 05/01/09                                     530,000           368,350
Dynegy Holdings, Inc.
  7.125%, due 05/15/18                                   2,175,000         2,071,687
Edison Mission Energy
  10.000%, due 08/15/08                                    500,000           561,250
El Pollo Loco, Inc.
  9.250%, due 12/15/09                                     350,000           365,750
Energy Partners Ltd.
  8.750%, due 08/01/10                                     750,000           787,500
FastenTech, Inc.
  11.500%, due 05/01/11                                  1,000,000         1,085,000
Ford Motor Credit Co.
  7.375%, due 10/28/09                                     500,000           488,594
General Motors Acceptance Corp.
  6.125%, due 08/28/07                                   1,750,000         1,732,006
  7.250%, due 03/02/11                                     850,000           797,021
Georgia-Pacific Corp.
  8.875%, due 05/15/31                                     925,000         1,144,687
Giant Industries, Inc.
  11.000%, due 05/15/12                                    845,000           956,962
Goodyear Tire & Rubber Co., 144A
  9.000%, due 07/01/15                                     500,000           491,250
Granite Broadcasting Corp.
  9.750%, due 12/01/10                                     650,000           604,500
Great Atlantic & Pacific Tea Co.
  7.750%, due 04/15/07                                   1,000,000         1,022,500
Gregg Appliances, Inc., 144A
  9.000%, due 02/01/13                                     775,000           726,563

                                                         FACE
                                                        AMOUNT            VALUE
                                                     -------------   ---------------
Gulfmark Offshore, Inc.
  7.750%, due 07/15/14                               $   1,500,000   $     1,578,750
Herbst Gaming, Inc.
  8.125%, due 06/01/12                                     925,000           980,500
Hercules, Inc.
  6.500%, due 06/30/29                                     825,000           635,250
Houghton Mifflin Co.
  0.000%, due 10/15/13 (a)                               1,000,000           730,000
  8.250%, due 02/01/11                                     550,000           570,625
Insight Communications Co., Inc. (a)
  0.000%, due 02/15/11                                   1,375,000         1,378,437
Interface, Inc.
  10.375%, due 02/01/10                                  1,000,000         1,100,000
IPC Acquisition Corp.
  11.500%, due 12/15/09                                    975,000         1,057,875
Jacobs Entertainment Co.
  11.875%, due 02/01/09                                    505,000           544,769
Jafra Cosmetics International, Inc.
  10.750%, due 05/15/11                                    489,000           547,680
Kansas City Southern Railway Co.
  7.500%, due 06/15/09                                     550,000           567,875
Land O' Lakes, Inc.
  8.750%, due 11/15/11                                     725,000           730,438
Landry's Restaurants, Inc.
  7.500%, due 12/15/14                                     675,000           653,063
Las Vegas Sands Corp., 144A
  6.375%, due 02/15/15                                     500,000           488,750
Le-Natures, Inc., 144A
  10.000%, due 06/15/13                                  1,750,000         1,837,500
Levi Strauss & Co.
  12.250%, due 12/15/12                                    800,000           874,000
MCI, Inc.
  8.735%, due 05/01/14                                     369,000           413,741
Mediacom LLC
  9.500%, due 01/15/13                                   1,015,000         1,012,462
Merisant Co., 144A
  10.500%, due 07/15/13                                    500,000           355,000
Midwest Generation LLC
  8.750%, due 05/01/34                                     750,000           840,000
Mirant Americas Generation LLC (c)
  7.625%, due 05/01/06                                     700,000           810,250
MTR Gaming Group, Inc.
  9.750%, due 04/01/10                                     750,000           813,750
Nexstar Finance Holdings LLC (a)
  0.000%, due 04/01/13                                   1,325,000           995,406
Nexstar Finance, Inc.
  7.000%, due 01/15/14                                     250,000           231,563
Omnova Solutions, Inc.
  11.250%, due 06/01/10                                  1,400,000         1,470,000
Owens-Illinois, Inc.
  7.800%, due 05/15/18                                   1,200,000         1,260,000
Pantry, Inc.
  7.750%, due 02/15/14                                     850,000           867,000
Parker Drilling Co.
  9.625%, due 10/01/13                                     850,000           958,375
Pathmark Stores, Inc.
  8.750%, due 02/01/12                                     500,000           490,625
Perry Ellis International, Inc., Series B
  9.500%, due 03/15/09                                   1,000,000         1,017,500
Pinnacle Foods Holding Corp.
  8.250%, due 12/01/13                               $     750,000   $       671,250
Pliant Corp.
  11.125%, due 09/01/09                                  1,000,000           975,000
Port Townsend Paper Corp., 144A
  12.000%, due 04/15/11                                  1,000,000           895,000
Premier Graphics, Inc. (b) (c) (d)
  11.500%, due 12/01/05                                  4,250,000                 0
Prestige Brands, Inc.
  9.250%, due 04/15/12                                     750,000           778,125
Qwest Communications International, Inc.
  7.250%, due 02/15/11                                   1,000,000           967,500
Qwest Corp.
  7.875%, due 09/01/11                                     850,000           886,125
  8.875%, due 03/15/12                                     550,000           598,125
Rafaella Apparel Group, Inc., 144A
  11.250%, due 06/15/11                                    275,000           264,688
Reliant Energy, Inc.
  9.250%, due 07/15/10                                     600,000           654,000
Resolution Performance Products, Inc.
  13.500%, due 11/15/10                                    750,000           806,250
Riddell Bell Holdings, Inc.
  8.375%, due 10/01/12                                   1,250,000         1,253,125
River Rock Entertainment Authority
  9.750%, due 11/01/11                                   1,150,000         1,262,125
Rockwood Specialties Group, Inc.
  10.625%, due 05/15/11                                    800,000           882,000
Sbarro, Inc.
  11.000%, due 09/15/09                                    805,000           809,025
Select Medical Corp., 144A
  7.625%, due 02/01/15                                     575,000           569,250
Seneca Gaming Corp.
  7.250%, due 05/01/12                                     750,000           775,312
Sequa Corp.
  9.000%, due 08/01/09                                     850,000           937,125
Sheridan Group, Inc.
  10.250%, due 08/15/11                                    500,000           519,375
Solo Cup Co.
  8.500%, due 02/15/14                                     500,000           467,500
Stanadyne Corp.
  10.000%, due 08/15/14                                  1,000,000           945,000
Stone Energy Corp.
  6.750%, due 12/15/14                                   1,000,000           972,500
Suncom Wireless, Inc.
  9.375%, due 02/01/11                                     850,000           609,875
Technical Olympic USA, Inc.
  7.500%, due 01/15/15                                   1,000,000           900,000
Tenet Healthcare Corp., 144A
  9.250%, due 02/01/15                                     450,000           466,875
Terra Capital, Inc.
  11.500%, due 06/01/10                                    487,000           555,180
  12.875%, due 10/15/08                                  1,075,000         1,268,500
Tommy Hilfiger USA, Inc.
  6.850%, due 06/01/08                                     500,000           502,500
Universal Hospital Services, Inc.
  10.125%, due 11/01/11                                    500,000           505,000
Valor Telecommunications Enterprises LLC, 144A
  7.750%, due 02/15/15                                   1,150,000         1,129,875

                                                         FACE
                                                        AMOUNT            VALUE
                                                     -------------   ---------------
Vertis, Inc., Series B
  10.875%, due 06/15/09                              $   1,300,000   $     1,241,500
Warner Music Group
  7.375%, due 04/15/14                                     750,000           757,500
Wheeling Island Gaming, Inc.
  10.125%, due 12/15/09                                  1,275,000         1,351,500
Whiting Petroleum Corp.
  7.250%, due 05/01/12                                   1,150,000         1,178,750
Wolverine Tube, Inc., 144A
  7.375%, due 08/01/08                                     650,000           565,500
WRC Media, Inc.
  12.750%, due 11/15/09                                  1,000,000         1,058,750
Wynn Las Vegas Capital Corp.
  6.625%, due 12/01/14                                     750,000           729,375
Xerox Capital Trust I
  8.000%, due 02/01/27                                     750,000           776,250
                                                                     ---------------
Total U.S. Bonds                                                         104,300,695
                                                                     ---------------
INTERNATIONAL BONDS -- 8.28%
INTERNATIONAL CORPORATE BONDS -- 8.28%
CANADA -- 5.22%
Ainsworth Lumber Co., Ltd.
  7.250%, due 10/01/12                                     500,000           476,250
Calpine Canada Energy Finance ULC
  8.500%, due 05/01/08                                   1,600,000         1,152,000
Jean Coutu Group, Inc.
  8.500%, due 08/01/14                                   1,100,000         1,086,250
MAAX Corp.
  9.750%, due 06/15/12                                     500,000           441,250
Maax Holdings, Inc., 144A (a)
  0.000%, due 12/15/12                                     500,000           217,500
Methanex Corp.
  8.750%, due 08/15/12                                   1,000,000         1,143,750
Millar Western Forest Products Ltd.
  7.750%, due 11/15/13                                     500,000           468,750
Rogers Wireless Communications, Inc.
  7.250%, due 12/15/12                                     300,000           324,000
  7.500%, due 03/15/15                                     300,000           326,250
  8.000%, due 12/15/12                                     150,000           161,625
Tembec Industries, Inc.
  7.750%, due 03/15/12                                     100,000            73,500
  8.500%, due 02/01/11                                     250,000           193,125
                                                                     ---------------
                                                                           6,064,250
                                                                     ---------------
CAYMAN ISLANDS -- 0.46%
Bluewater Finance Ltd.
  10.250%, due 02/15/12                                    500,000           535,000
                                                                     ---------------
FRANCE -- 0.78%
Compagnie Generale de
  Geophysique S.A., 144A
  7.500%, due 05/15/15                                     300,000           312,750
Rhodia S.A.
  10.250%, due 06/01/10                                    550,000           589,875
                                                                     ---------------
                                                                             902,625
                                                                     ---------------
NORWAY -- 1.32%
Petroleum Geo-Services ASA
  10.000%, due 11/05/10                              $   1,375,000   $     1,540,000
                                                                     ---------------
SWEDEN -- 0.50%
Stena AB
  7.000%, due 12/01/16                                     100,000            92,750
  7.500%, due 11/01/13                                     500,000           492,500
                                                                     ---------------
                                                                             585,250
                                                                     ---------------
Total International Bonds                                                  9,627,125
                                                                     ---------------
Total Bonds (Cost $117,667,807)                                          113,927,820
                                                                     ---------------

                                                         SHARES
                                                     -------------
EQUITIES -- 0.00%
U.S. EQUITIES -- 0.00%
AEROSPACE & DEFENSE -- 0.00%
Sabreliner Corp. (b) (d) (e)                                 8,400                 0
                                                                     ---------------
HOTELS, RESTAURANTS & LEISURE -- 0.00%
American Restaurant Group, Inc. (b) (d) (e)                    972                 0
                                                                     ---------------
WARRANTS -- 0.00% (b)(e)
Dayton Superior Corp., 144A (f)                                225                 2
InterAct Electronic Marketing, Inc.,
  expires 12/31/09 (d)                                      19,500                 0
Knology, Inc., 144A, expires 10/15/07 (d) (f)               16,995                 0
Pathnet, Inc., expiring 04/15/08 (d)                         6,275                 0
Pliant Corp., 144A, expires 06/01/10 (d) (f)                   160                 2
                                                                     ---------------
                                                                                   4
                                                                     ---------------
Total Equities (Cost $153,010)                                                     4
                                                                     ---------------
SHORT-TERM INVESTMENT -- 0.23%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 3.28%
  (Cost $262,310)                                          262,310           262,310
                                                                     ---------------
Total Investments -- 98.20%
  (Cost $118,083,127)                                                    114,190,134

Cash and other assets, less liabilities -- 1.80%                           2,097,914
                                                                     ---------------
Net Assets -- 100.00%                                                $   116,288,048
                                                                     ===============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $118,149,553; and net unrealized depreciation consisted of:

            Gross unrealized appreciation                   $    3,482,148
            Gross unrealized depreciation                       (7,441,567)
                                                            --------------
                     Net unrealized depreciation            $   (3,959,419)
                                                            ==============

(a) Step Bonds - Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2005. Maturity date disclosed is the ultimate maturity date.
(b) Security is illiquid. These securities amounted to $4 or 0.00% of net assets.
(c)  Security is in default.
(d) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2005, the value of these securities amounted to $2 or 0.00% of net assets.
(e)  Non-income producing security.
(f)  Represents a restricted security.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of these securities amounted to $12,641,755 or 10.87% of net assets.

RESTRICTED SECURITIES

                                                                            ACQUISITION
                                                                               COST                 MARKET VALUE
                                               ACQUISITION   ACQUISITION   PERCENTAGE OF   MARKET   PERCENTAGE OF
SECURITY                                          DATE          COST        NET ASSETS     VALUE     NET ASSETS
--------                                       -----------   -----------   -------------   ------   -------------
Dayton Superior Corp., expires 06/15/09 144A    08/07/00       $   0           0.00%        $  2        0.00%
Knology, Inc., expires 10/15/07 144A            06/08/98           0           0.00            0        0.00
Pliant Corp., expires 06/01/10 144A             10/20/00           0           0.00            2        0.00

                      THE UBS FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2005

                                                                                UBS
                                                                              GLOBAL               UBS
                                                                            ALLOCATION        GLOBAL EQUITY
                                                                               FUND*               FUND
------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers                                               $  2,325,787,632   $    358,822,844
      Affiliated issuers                                                      546,433,853          1,055,690
   Investments of cash collateral received in affiliated
      issuers for securities loaned, at cost                                  172,863,161                 --
   Foreign currency, at cost                                                    8,075,041          2,703,317
                                                                         ----------------   ----------------
                                                                         $  3,053,159,687   $    362,581,851
                                                                         ================   ================
   Investments, at value:
      Unaffiliated issuers                                               $  2,442,601,190   $    443,709,819
      Affiliated issuers                                                      606,837,540          1,055,690
   Investments of cash collateral in affiliated issuers received
      for securities loaned, at value                                         172,863,161                 --
   Foreign currency, at value                                                   7,887,641          2,678,643
   Cash                                                                                --                 --
   Receivables:
      Investment securities sold                                                7,424,497            871,871
      Due from Advisor                                                                 --                 --
      Dividends                                                                 2,774,759          1,130,734
      Interest                                                                  8,132,271              5,501
      Fund shares sold                                                         14,711,212            295,944
      Variation margin                                                            480,549                 --
   Cash collateral due from broker                                              6,266,236                 --
   Unrealized appreciation on forward foreign currency contracts               10,190,490          2,281,680
   Other assets                                                                   506,579             23,465
                                                                         ----------------   ----------------
      TOTAL ASSETS                                                          3,280,676,125        452,053,347
                                                                         ----------------   ----------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned                                  172,863,161                 --
      Investment securities purchased                                          37,712,247          1,048,263
      Investment advisory and administration fees                               1,929,200            216,031
      Fund shares redeemed                                                     10,156,353          1,237,333
      Distribution and service fees                                             1,209,920            170,455
      Trustees' fees                                                                6,685              2,835
      Due to custodian bank                                                       304,144            102,721
      Variation margin                                                                 --                 --
      Cash collateral due to broker                                                    --                 --
      Interest for swaps                                                               --                 --
      Accrued expenses                                                          1,341,978            307,435
   Unrealized depreciation on forward foreign currency contracts               17,247,078          2,090,101
   Unrealized depreciation on swap agreements                                          --                 --
                                                                         ----------------   ----------------
      TOTAL LIABILITIES                                                       242,770,766          5,175,174
                                                                         ----------------   ----------------
NET ASSETS                                                               $  3,037,905,359   $    446,878,173
                                                                         ================   ================
NET ASSETS CONSIST OF:
   Beneficial interest                                                   $  2,732,999,867   $  1,195,170,257
   Accumulated undistributed net investment income                             18,997,445          1,751,873
   Accumulated undistributed net realized gain (loss)                         114,908,534       (835,086,117)
   Net unrealized appreciation (depreciation)                                 170,999,513         85,042,160
                                                                         ----------------   ----------------
      NET ASSETS                                                         $  3,037,905,359   $    446,878,173
                                                                         ================   ================

                                                                                UBS                UBS
                                                                            GLOBAL BOND       INTERNATIONAL
                                                                                FUND          EQUITY FUND**
------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers                                               $     58,100,496   $    106,919,269
      Affiliated issuers                                                       14,272,155          1,067,148
   Investments of cash collateral received in affiliated
      issuers for securities loaned, at cost                                           --         17,300,724
   Foreign currency, at cost                                                      124,101            796,143
                                                                         ----------------   ----------------
                                                                         $     72,496,752   $    126,083,284
                                                                         ================   ================
   Investments, at value:
      Unaffiliated issuers                                               $     57,817,335   $    129,633,747
      Affiliated issuers                                                       14,717,256          1,067,148
   Investments of cash collateral in affiliated issuers received
      for securities loaned, at value                                                  --         17,300,724
   Foreign currency, at value                                                     123,467            787,905
   Cash                                                                               582                 --
   Receivables:
      Investment securities sold                                                1,631,132            162,023
      Due from Advisor                                                                 --                 --
      Dividends                                                                        --            398,233
      Interest                                                                    930,471              1,579
      Fund shares sold                                                            430,907            190,082
      Variation margin                                                                 --                 --
   Cash collateral due from broker                                                     --                 --
   Unrealized appreciation on forward foreign currency contracts                  232,644            634,444
   Other assets                                                                     3,617             64,177
                                                                         ----------------   ----------------
      TOTAL ASSETS                                                             75,887,411        150,240,062
                                                                         ----------------   ----------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned                                           --         17,300,724
      Investment securities purchased                                           1,605,584             94,330
      Investment advisory and administration fees                                  37,900             46,486
      Fund shares redeemed                                                        526,170            800,238
      Distribution and service fees                                                 6,573              5,288
      Trustees' fees                                                                2,237              3,675
      Due to custodian bank                                                            --                 --
      Variation margin                                                                 --                 --
      Cash collateral due to broker                                                    --                 --
      Interest for swaps                                                               --                 --
      Accrued expenses                                                            110,023            187,535
   Unrealized depreciation on forward foreign currency contracts                  317,464            676,799
   Unrealized depreciation on swap agreements                                          --                 --
                                                                         ----------------   ----------------
      TOTAL LIABILITIES                                                         2,605,951         19,115,075
                                                                         ----------------   ----------------
NET ASSETS                                                               $     73,281,460   $    131,124,987
                                                                         ================   ================
NET ASSETS CONSIST OF:
   Beneficial interest                                                   $     72,186,776   $    105,937,874
   Accumulated undistributed net investment income                              1,468,248          1,282,519
   Accumulated undistributed net realized gain (loss)                            (414,208)         1,232,670
   Net unrealized appreciation (depreciation)                                      40,644         22,671,924
                                                                         ----------------   ----------------
      NET ASSETS                                                         $     73,281,460   $    131,124,987
                                                                         ================   ================

  * The market value of securities loaned for the UBS Global Allocation Fund as of June 30, 2005 is $214,248,684.
 ** The market value of securities loaned for the UBS International Equity Fund as of June 30, 2005 is $16,517,523.

                                                                                                                       UBS
                                                                                UBS                UBS           U.S. LARGE CAP
                                                                          U.S. LARGE CAP     U.S. LARGE CAP       VALUE EQUITY
                                                                            EQUITY FUND        GROWTH FUND             FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers                                               $    342,379,599   $      6,408,313    $    113,895,237
      Affiliated issuers                                                       13,297,146            139,146             944,120
   Investments of cash collateral received in affiliated
      issuers for securities loaned, at cost                                           --                 --                  --
   Foreign currency, at cost                                                           --                 --                  --
                                                                         ----------------   ----------------    ----------------
                                                                         $    355,676,745   $      6,547,459    $    114,839,357
                                                                         ================   ================    ================
   Investments, at value:
      Unaffiliated issuers                                               $    384,269,317   $      7,023,748    $    133,025,896
      Affiliated issuers                                                       13,297,146            139,146             944,120
   Investments of cash collateral in affiliated issuers received
      for securities loaned, at value                                                  --                 --                  --
   Foreign currency, at value                                                          --                 --                  --
   Cash                                                                                --                 --                  --
   Receivables:
      Investment securities sold                                                  388,963          1,227,272           1,061,434
      Due from Advisor                                                                 --             16,572                  --
      Dividends                                                                   295,727              3,511             135,539
      Interest                                                                     81,258                330               4,477
      Fund shares sold                                                          1,375,851                 --              17,157
      Variation margin                                                                 --                 --                  --
   Cash collateral due from broker                                                     --                 --                  --
   Unrealized appreciation on forward foreign currency contracts                       --                 --                  --
   Other assets                                                                     9,960                334               9,604
                                                                         ----------------   ----------------    ----------------
      TOTAL ASSETS                                                            399,718,222          8,410,913         135,198,227
                                                                         ----------------   ----------------    ----------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned                                           --                 --                  --
      Investment securities purchased                                             696,659          1,044,864             341,197
      Investment advisory and administration fees                                 236,945                 --              53,173
      Fund shares redeemed                                                      2,148,020             35,478             536,963
      Distribution and service fees                                                 6,920              1,421              40,481
      Trustees' fees                                                                2,344              1,980               2,231
      Due to custodian bank                                                        76,302             41,332              39,548
      Variation margin                                                             46,250                 --                  --
      Cash collateral due to broker                                                    --                 --                  --
      Interest for swaps                                                               --                 --                  --
      Accrued expenses                                                            126,511             61,064             217,334
   Unrealized depreciation on forward foreign currency contracts                       --                 --                  --
   Unrealized depreciation on swap agreements                                          --                 --                  --
                                                                         ----------------   ----------------    ----------------
      TOTAL LIABILITIES                                                         3,339,951          1,186,139           1,230,927
                                                                         ----------------   ----------------    ----------------
NET ASSETS                                                               $    396,378,271   $      7,224,774    $    133,967,300
                                                                         ================   ================    ================
NET ASSETS CONSIST OF:
   Beneficial interest                                                   $    350,828,795   $      9,999,562    $    106,944,643
   Accumulated undistributed net investment income                              1,116,277              5,080             674,285
   Accumulated undistributed net realized gain (loss)                           2,653,156         (3,395,303)          7,217,713
   Net unrealized appreciation (depreciation)                                  41,780,043            615,435          19,130,659
                                                                         ----------------   ----------------    ----------------
      NET ASSETS                                                         $    396,378,271   $      7,224,774    $    133,967,300
                                                                         ================   ================    ================

                                                                                UBS                UBS                 UBS
                                                                          U.S. SMALL CAP         DYNAMIC            U.S. BOND
                                                                            GROWTH FUND         ALPHA FUND             FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers                                               $    221,569,337   $             --    $    143,287,162
      Affiliated issuers                                                        8,103,287        755,487,572          11,323,178
   Investments of cash collateral received in affiliated
      issuers for securities loaned, at cost                                           --                 --                  --
   Foreign currency, at cost                                                           --                 --                  --
                                                                         ----------------   ----------------    ----------------
                                                                         $    229,672,624   $    755,487,572    $    154,610,340
                                                                         ================   ================    ================
   Investments, at value:
      Unaffiliated issuers                                               $    253,482,272   $             --    $    144,468,445
      Affiliated issuers                                                        8,103,287        770,392,309          11,323,178
   Investments of cash collateral in affiliated issuers received
      for securities loaned, at value                                                  --                 --                  --
   Foreign currency, at value                                                          --                 --                  --
   Cash                                                                                --              2,630              21,051
   Receivables:
      Investment securities sold                                                3,908,496                 --           3,741,555
      Due from Advisor                                                                 --                 --                  --
      Dividends                                                                    44,294                 --                  --
      Interest                                                                     24,135             88,229           1,306,158
      Fund shares sold                                                         16,407,611         14,005,584             325,273
      Variation margin                                                                 --          1,533,112                  --
   Cash collateral due from broker                                                     --         36,000,000                  --
   Unrealized appreciation on forward foreign currency contracts                       --          4,413,973                  --
   Other assets                                                                    11,185                 --               6,590
                                                                         ----------------   ----------------    ----------------
      TOTAL ASSETS                                                            281,981,280        826,435,837         161,192,250
                                                                         ----------------   ----------------    ----------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned                                           --                 --                  --
      Investment securities purchased                                           4,883,051         10,200,000          13,036,601
      Investment advisory and administration fees                                 158,683            760,653              53,657
      Fund shares redeemed                                                        381,974          1,560,163             470,364
      Distribution and service fees                                                37,318            273,588               9,860
      Trustees' fees                                                                2,397              3,057               3,683
      Due to custodian bank                                                       605,340                 --                  --
      Variation margin                                                                 --                 --                  --
      Cash collateral due to broker                                                    --          6,024,857                  --
      Interest for swaps                                                               --            121,263                  --
      Accrued expenses                                                            139,787            271,230              80,710
   Unrealized depreciation on forward foreign currency contracts                       --          4,180,254                  --
   Unrealized depreciation on swap agreements                                          --          1,027,379                  --
                                                                         ----------------   ----------------    ----------------
      TOTAL LIABILITIES                                                         6,208,550         24,422,444          13,654,875
                                                                         ----------------   ----------------    ----------------
NET ASSETS                                                               $    275,772,730   $    802,013,393    $    147,537,375
                                                                         ================   ================    ================
NET ASSETS CONSIST OF:
   Beneficial interest                                                   $    234,365,108   $    790,913,980    $    147,601,235
   Accumulated undistributed net investment income                                     --          1,564,731             104,674
   Accumulated undistributed net realized gain (loss)                           9,494,687         (3,003,661)         (1,349,817)
   Net unrealized appreciation (depreciation)                                  31,912,935         12,538,343           1,181,283
                                                                         ----------------   ----------------    ----------------
      NET ASSETS                                                         $    275,772,730   $    802,013,393    $    147,537,375
                                                                         ================   ================    ================

                                                                                UBS
                                                                             ABSOLUTE             UBS
                                                                            RETURN BOND        HIGH YIELD
                                                                                FUND              FUND
------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers                                               $     99,066,497   $    117,820,817
      Affiliated issuers                                                       34,684,896            262,310
   Investments of cash collateral received in affiliated
      issuers for securities loaned, at cost                                           --                 --
   Foreign currency, at cost                                                    5,934,075                 --
                                                                         ----------------   ----------------
                                                                         $    139,685,468   $    118,083,127
                                                                         ================   ================
   Investments, at value:
      Unaffiliated issuers                                               $     97,832,459   $    113,927,824
      Affiliated issuers                                                       34,754,662            262,310
   Investments of cash collateral in affiliated issuers received
      for securities loaned, at value                                                  --                 --
   Foreign currency, at value                                                   5,921,647                 --
   Cash                                                                                --                 --
   Receivables:
      Investment securities sold                                                  750,519          1,057,274
      Due from Advisor                                                                 --                 --
      Dividends                                                                        --                 --
      Interest                                                                  1,823,802          2,284,237
      Fund shares sold                                                          3,077,164             46,223
      Variation margin                                                                 --                 --
   Cash collateral due from broker                                                521,442                 --
   Unrealized appreciation on forward foreign currency contracts                  624,354                 --
   Other assets                                                                        --              8,088
                                                                         ----------------   ----------------
      TOTAL ASSETS                                                            145,306,049        117,585,956
                                                                         ----------------   ----------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned                                           --                 --
      Investment securities purchased                                           2,192,769                 --
      Investment advisory and administration fees                                  31,346             72,949
      Fund shares redeemed                                                         59,723            856,113
      Distribution and service fees                                                17,648             26,674
      Trustees' fees                                                                2,000              2,417
      Due to custodian bank                                                         2,338            169,356
      Variation margin                                                            165,987                 --
      Cash collateral due to broker                                               399,615                 --
      Interest for swaps                                                               --                 --
      Accrued expenses                                                             79,845            170,399
   Unrealized depreciation on forward foreign currency contracts                    5,129                 --
   Unrealized depreciation on swap agreements                                          --                 --
                                                                         ----------------   ----------------
      TOTAL LIABILITIES                                                         2,956,400          1,297,908
                                                                         ----------------   ----------------
NET ASSETS                                                               $    142,349,649   $    116,288,048
                                                                         ================   ================
NET ASSETS CONSIST OF:
   Beneficial interest                                                   $    142,610,647   $    364,189,710
   Accumulated undistributed net investment income                              1,042,688             69,088
   Accumulated undistributed net realized gain (loss)                            (228,855)      (244,077,756)
   Net unrealized appreciation (depreciation)                                  (1,074,831)        (3,892,994)
                                                                         ----------------   ----------------
      NET ASSETS                                                         $    142,349,649   $    116,288,048
                                                                         ================   ================

                 See accompanying notes to financial statements

STATEMENTS OF ASSETS AND LIABILITIES
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
JUNE 30, 2005

                                                                               UBS
                                                                              GLOBAL                UBS
                                                                            ALLOCATION         GLOBAL EQUITY
                                                                               FUND                 FUND
--------------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                                            $   1,594,112,924   $     109,998,307
   Shares outstanding                                                          119,544,537           9,457,455
   Net asset value per share (NAV per share / shares outstanding)        $           13.33   $           11.63
   Offering price per share (NAV per share plus maximum
      sales charge)(a)                                                   $           14.11   $           12.31
   Redemption proceeds per share                                         $           13.33   $           11.63

CLASS B:
   Net assets                                                            $     184,358,754   $     108,893,533
   Shares outstanding                                                           14,093,136           9,563,864
   Net asset value per share (NAV per share / shares outstanding)        $           13.08   $           11.39
   Offering price per share                                              $           13.08   $           11.39
   Redemption proceeds per share (NAV per share less maximum
      redemption charge)(a)                                              $           12.43   $           10.82

CLASS C:
   Net assets                                                            $     903,279,909   $      68,734,548
   Shares outstanding                                                           69,023,594           6,055,088
   Net asset value per share (NAV per share / shares outstanding)        $           13.09   $           11.35
   Offering price per share                                              $           13.09   $           11.35
   Redemption proceeds per share (NAV per share less
      maximum redemption charge)(a)                                      $           12.96   $           11.24

CLASS Y:
   Net assets                                                            $     356,153,772   $     159,251,785
   Shares outstanding                                                           26,363,405          13,457,150
   Net asset value per share (NAV per share / shares outstanding)        $           13.51   $           11.83
   Offering price per share                                              $           13.51   $           11.83
   Redemption proceeds per share                                         $           13.51   $           11.83

                                                                                UBS                 UBS
                                                                            GLOBAL BOND        INTERNATIONAL
                                                                               FUND             EQUITY FUND
--------------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                                            $      16,701,261   $      15,168,499
   Shares outstanding                                                            1,698,857           1,599,660
   Net asset value per share (NAV per share / shares outstanding)        $            9.83   $            9.48
   Offering price per share (NAV per share plus maximum
      sales charge)(a)                                                   $           10.29   $           10.03
   Redemption proceeds per share                                         $            9.83   $            9.48

CLASS B:
   Net assets                                                            $       1,153,388   $         876,079
   Shares outstanding                                                              117,090              93,843
   Net asset value per share (NAV per share / shares outstanding)        $            9.85   $            9.34
   Offering price per share                                              $            9.85   $            9.34
   Redemption proceeds per share (NAV per share less maximum
      redemption charge)(a)                                              $            9.36   $            8.87

CLASS C:
   Net assets                                                            $       3,081,375   $       1,816,010
   Shares outstanding                                                              314,159             195,374
   Net asset value per share (NAV per share / shares outstanding)        $            9.81   $            9.30
   Offering price per share                                              $            9.81   $            9.30
   Redemption proceeds per share (NAV per share less
      maximum redemption charge)(a)                                      $            9.74   $            9.21

CLASS Y:
   Net assets                                                            $      52,345,436   $     113,264,399
   Shares outstanding                                                            4,829,976          11,858,354
   Net asset value per share (NAV per share / shares outstanding)        $           10.84   $            9.55
   Offering price per share                                              $           10.84   $            9.55
   Redemption proceeds per share                                         $           10.84   $            9.55

(a) For Class A, the maximum sales charge is 5.50%, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50%, and UBS Absolute Return Bond Fund which is 2.50%. Classes B, C and Y have no sales charges. For Class B, the maximum contingent deferred sales charge is 5.00%, Class C maximum contingent deferred sales charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond and UBS High Yield Fund which is 0.75%, and UBS Absolute Return Bond Fund which is 0.50%. Classes A and Y have no contingent deferred sales charges.

(b)  UBS Absolute Return Bond Fund currently does not offer Class B shares.

                                                                                                                        UBS
                                                                                UBS                 UBS           U.S. LARGE CAP
                                                                          U.S. LARGE CAP      U.S. LARGE CAP       VALUE EQUITY
                                                                            EQUITY FUND         GROWTH FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                                            $      25,668,684   $       3,175,319   $     105,975,251
   Shares outstanding                                                            1,486,306             386,927          10,108,333
   Net asset value per share (NAV per share / shares outstanding)        $           17.27   $            8.21   $           10.48
   Offering price per share (NAV per share plus maximum
      sales charge)(a)                                                   $           18.28   $            8.69   $           11.09
   Redemption proceeds per share                                         $           17.27   $            8.21   $           10.48

CLASS B:
   Net assets                                                            $       1,017,818   $         564,055   $       4,996,664
   Shares outstanding                                                               60,094              70,521             484,815
   Net asset value per share (NAV per share / shares outstanding)        $           16.94   $            8.00   $           10.31
   Offering price per share                                              $           16.94   $            8.00   $           10.31
   Redemption proceeds per share (NAV per share less maximum
      redemption charge)(a)                                              $           16.09   $            7.60   $            9.79

CLASS C:
   Net assets                                                            $       2,423,386   $         407,060   $      17,235,383
   Shares outstanding                                                              143,111              50,910           1,673,581
   Net asset value per share (NAV per share / shares outstanding)        $           16.93   $            8.00   $           10.30
   Offering price per share                                              $           16.93   $            8.00   $           10.30
   Redemption proceeds per share (NAV per share less
      maximum redemption charge)(a)                                      $           16.76   $            7.92   $           10.20

CLASS Y:
   Net assets                                                            $     367,268,383   $       3,078,340   $       5,760,002
   Shares outstanding                                                           21,079,520             367,151             547,336
   Net asset value per share (NAV per share / shares outstanding)        $           17.42   $            8.38   $           10.52
   Offering price per share                                              $           17.42   $            8.38   $           10.52
   Redemption proceeds per share                                         $           17.42   $            8.38   $           10.52

                                                                                UBS                 UBS                 UBS
                                                                          U.S. SMALL CAP          DYNAMIC            U.S. BOND
                                                                            GROWTH FUND         ALPHA FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                                            $     110,794,582   $     528,087,505   $      34,281,969
   Shares outstanding                                                            8,114,828          51,667,612           3,194,974
   Net asset value per share (NAV per share / shares outstanding)        $           13.65   $           10.22   $           10.73
   Offering price per share (NAV per share plus maximum
      sales charge)(a)                                                   $           14.44   $           10.81   $           11.24
   Redemption proceeds per share                                         $           13.65   $           10.22   $           10.73

CLASS B:
   Net assets                                                            $       9,591,821   $      14,814,603   $       1,619,611
   Shares outstanding                                                              721,647           1,454,204             150,860
   Net asset value per share (NAV per share / shares outstanding)        $           13.29   $           10.19   $           10.74
   Offering price per share                                              $           13.29   $           10.19   $           10.74
   Redemption proceeds per share (NAV per share less maximum
      redemption charge)(a)                                              $           12.63   $            9.68   $           10.20

CLASS C:
   Net assets                                                            $       8,660,986   $     202,891,256   $       2,068,068
   Shares outstanding                                                              652,360          19,915,710             192,981
   Net asset value per share (NAV per share / shares outstanding)        $           13.28   $           10.19   $           10.72
   Offering price per share                                              $           13.28   $           10.19   $           10.72
   Redemption proceeds per share (NAV per share less
      maximum redemption charge)(a)                                      $           13.15   $           10.09   $           10.64

CLASS Y:
   Net assets                                                            $     146,725,341   $      56,220,029   $     109,567,727
   Shares outstanding                                                           10,531,063           5,493,829          10,218,291
   Net asset value per share (NAV per share / shares outstanding)        $           13.93   $           10.23   $           10.72
   Offering price per share                                              $           13.93   $           10.23   $           10.72
   Redemption proceeds per share                                         $           13.93   $           10.23   $           10.72

                                                                                UBS
                                                                             ABSOLUTE               UBS
                                                                            RETURN BOND         HIGH YIELD
                                                                              FUND(b)              FUND
--------------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets                                                            $     105,372,782   $      66,677,249
   Shares outstanding                                                           10,558,748           9,336,811
   Net asset value per share (NAV per share / shares outstanding)        $            9.98   $            7.14
   Offering price per share (NAV per share plus maximum
      sales charge)(a)                                                   $           10.24   $            7.48
   Redemption proceeds per share                                         $            9.98   $            7.14

CLASS B:
   Net assets                                                                           --   $       3,944,890
   Shares outstanding                                                                   --             552,285
   Net asset value per share (NAV per share / shares outstanding)                       --   $            7.14
   Offering price per share                                                             --   $            7.14
   Redemption proceeds per share (NAV per share less maximum
      redemption charge)(a)                                                             --   $            6.78

CLASS C:
   Net assets                                                            $      16,972,728   $      15,388,542
   Shares outstanding                                                            1,700,918           2,154,400
   Net asset value per share (NAV per share / shares outstanding)        $            9.98   $            7.14
   Offering price per share                                              $            9.98   $            7.14
   Redemption proceeds per share (NAV per share less
      maximum redemption charge)(a)                                      $            9.93   $            7.09

CLASS Y:
   Net assets                                                            $      20,004,139   $      30,277,367
   Shares outstanding                                                            2,004,485           4,220,877
   Net asset value per share (NAV per share / shares outstanding)        $            9.98   $            7.17
   Offering price per share                                              $            9.98   $            7.17
   Redemption proceeds per share                                         $            9.98   $            7.17

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
JUNE 30, 2005

                                                                                UBS
                                                                              GLOBAL                UBS
                                                                            ALLOCATION         GLOBAL EQUITY
                                                                               FUND                FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                                          $     37,653,479    $     11,922,962
      Interest                                                                 23,876,079               2,489
      Affiliated interest                                                       1,540,558              33,913
      Securities lending-net                                                      531,636                  --
      Foreign tax withheld                                                     (1,369,885)           (305,091)
                                                                         ----------------    ----------------
         TOTAL INCOME                                                    $     62,231,867    $     11,654,273
                                                                         ----------------    ----------------
EXPENSES:
      Advisory and Administration fees                                   $     19,391,309    $      3,601,904
      Distribution and service fees:
         Class A                                                                3,078,792             284,755
         Class B                                                                1,804,823           1,227,134
         Class C                                                                7,210,987             761,649
      Transfer agency fees:
         Class A                                                                  673,793             161,473
         Class B                                                                  148,094             279,638
         Class C                                                                  465,189             159,837
         Class Y                                                                  146,035              42,943
      Custodian                                                                 1,506,574             398,911
      Shareholder reports                                                         390,022             242,517
      Federal and state registration                                              281,292              76,316
      Professional services                                                       120,693              93,791
      Trustees                                                                     35,856               9,743
      Other                                                                        69,235              54,946
                                                                         ----------------    ----------------
         TOTAL OPERATING EXPENSES                                              35,322,694           7,395,557
         Expenses waived by Advisor                                                    --            (633,476)
                                                                         ----------------    ----------------
         NET OPERATING EXPENSES                                                35,322,694           6,762,081
         Interest expense                                                           9,082                 514
                                                                         ----------------    ----------------
         NET INVESTMENT INCOME                                                 26,900,091           4,891,678
                                                                         ----------------    ----------------
   Net realized gain (loss) on:
      Investments                                                             159,561,158          38,331,697
      Futures contracts                                                        (1,034,041)                 --
      Forward foreign currency contracts                                        7,297,050             237,698
                                                                         ----------------    ----------------
         Net realized gain (loss)                                             165,824,167          38,569,395
                                                                         ----------------    ----------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                              67,696,265             806,143
      Futures contracts                                                         1,190,907                  --
      Forward foreign currency contracts                                       (8,767,122)           (131,497)
      Swap agreements                                                                  --                  --
      Translation of other assets and liabilities
         denominated in foreign currency                                         (380,630)            (47,290)
                                                                         ----------------    ----------------
         Change in net unrealized appreciation (depreciation)                  59,739,420             627,356
                                                                         ----------------    ----------------
   Net realized and unrealized gain (loss)                                    225,563,587          39,196,751
                                                                         ----------------    ----------------
   Net increase in net assets resulting
      from operations                                                    $    252,463,678    $     44,088,429
                                                                         ================    ================

                                                                               UBS                  UBS
                                                                            GLOBAL BOND        INTERNATIONAL
                                                                               FUND             EQUITY FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                                          $             --    $      3,606,250
      Interest                                                                  1,898,913              10,823
      Affiliated interest                                                          44,927              18,746
      Securities lending-net                                                           --              79,050
      Foreign tax withheld                                                         (1,041)           (246,875)
                                                                         ----------------    ----------------
         TOTAL INCOME                                                    $      1,942,799    $      3,467,994
                                                                         ----------------    ----------------
EXPENSES:
      Advisory and Administration fees                                   $        573,145    $      1,059,623
      Distribution and service fees:
         Class A                                                                   41,544              28,432
         Class B                                                                   13,150               9,292
         Class C                                                                   27,130              15,707
      Transfer agency fees:
         Class A                                                                   21,016              41,281
         Class B                                                                    2,559               1,624
         Class C                                                                    2,525               1,314
         Class Y                                                                   27,453             111,862
      Custodian                                                                    58,512              99,826
      Shareholder reports                                                          11,250               6,059
      Federal and state registration                                               51,321              47,074
      Professional services                                                        57,224              71,247
      Trustees                                                                      5,849               6,547
      Other                                                                         8,220              18,802
                                                                         ----------------    ----------------
         TOTAL OPERATING EXPENSES                                                 900,898           1,518,690
         Expenses waived by Advisor                                              (193,619)           (251,755)
                                                                         ----------------    ----------------
         NET OPERATING EXPENSES                                                   707,279           1,266,935
         Interest expense                                                             353                 331
                                                                         ----------------    ----------------
         NET INVESTMENT INCOME                                                  1,235,167           2,200,728
                                                                         ----------------    ----------------
   Net realized gain (loss) on:
      Investments                                                                 827,334          13,101,399
      Futures contracts                                                                --                  --
      Forward foreign currency contracts                                        1,605,264             215,456
                                                                         ----------------    ----------------
         Net realized gain (loss)                                               2,432,598          13,316,855
                                                                         ----------------    ----------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                                (389,746)         (2,627,354)
      Futures contracts                                                                --                  --
      Forward foreign currency contracts                                         (167,339)           (194,409)
      Swap agreements                                                                  --                  --
      Translation of other assets and liabilities
         denominated in foreign currency                                          (42,690)            (24,566)
                                                                         ----------------    ----------------
         Change in net unrealized appreciation (depreciation)                    (599,775)         (2,846,329)
                                                                         ----------------    ----------------
   Net realized and unrealized gain (loss)                                      1,832,823          10,470,526
                                                                         ----------------    ----------------
   Net increase in net assets resulting
      from operations                                                    $      3,067,990    $     12,671,254
                                                                         ================    ================

 * For the period January 27, 2005 (commencement of investment operations) to June 30, 2005.
** For the period April 27, 2005 (commencement of investment operations) to June 30, 2005.

                                                                                                                        UBS
                                                                               UBS                 UBS            U.S. LARGE CAP
                                                                          U.S. LARGE CAP      U.S. LARGE CAP       VALUE EQUITY
                                                                           EQUITY FUND         GROWTH FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                                          $      3,986,525    $         65,105    $      3,006,161
      Interest                                                                     14,444               1,764              48,754
      Affiliated interest                                                         224,602               3,024              44,161
      Securities lending-net                                                           --                  --                  --
      Foreign tax withheld                                                             --                  --                  --
                                                                         ----------------    ----------------    ----------------
         TOTAL INCOME                                                    $      4,225,571    $         69,893    $      3,099,076
                                                                         ----------------    ----------------    ----------------
EXPENSES:
      Advisory and Administration fees                                   $      1,613,086    $         49,607    $      1,094,595
      Distribution and service fees:
         Class A                                                                   28,403               5,960             271,854
         Class B                                                                   11,189               3,717              85,812
         Class C                                                                   19,582               3,891             182,778
      Transfer agency fees:
         Class A                                                                    2,117               5,848             119,792
         Class B                                                                    1,386                 922              28,750
         Class C                                                                    1,291                 938              30,414
         Class Y                                                                   37,596               9,776               5,487
      Custodian                                                                    82,480               3,135             105,195
      Shareholder reports                                                          11,649               3,501              80,077
      Federal and state registration                                               33,926              49,031              80,633
      Professional services                                                        68,964              56,842              69,096
      Trustees                                                                      8,149               5,094               8,340
      Other                                                                        12,218               5,742              11,604
                                                                         ----------------    ----------------    ----------------
         TOTAL OPERATING EXPENSES                                               1,932,036             204,004           2,174,427
         Expenses waived by Advisor                                                    --            (139,191)           (432,880)
                                                                         ----------------    ----------------    ----------------
         NET OPERATING EXPENSES                                                 1,932,036              64,813           1,741,547
         Interest expense                                                              --                  --                  --
                                                                         ----------------    ----------------    ----------------
         NET INVESTMENT INCOME                                                  2,293,535               5,080           1,357,529
                                                                         ----------------    ----------------    ----------------
   Net realized gain (loss) on:
      Investments                                                               6,225,905             501,612          10,589,384
      Futures contracts                                                           492,772                  --             432,769
      Forward foreign currency contracts                                               --                  --                  --
                                                                         ----------------    ----------------    ----------------
         Net realized gain (loss)                                               6,718,677             501,612          11,022,153
                                                                         ----------------    ----------------    ----------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                              14,495,937            (161,400)          4,099,654
      Futures contracts                                                          (145,642)                 --             (39,753)
      Forward foreign currency contracts                                               --                  --                  --
      Swap agreements                                                                  --                  --                  --
      Translation of other assets and liabilities
         denominated in foreign currency                                               --                  --                  --
                                                                         ----------------    ----------------    ----------------
         Change in net unrealized appreciation (depreciation)                  14,350,295            (161,400)          4,059,901
                                                                         ----------------    ----------------    ----------------
   Net realized and unrealized gain (loss)                                     21,068,972             340,212          15,082,054
                                                                         ----------------    ----------------    ----------------
   Net increase in net assets resulting
      from operations                                                    $     23,362,507    $        345,292    $     16,439,583
                                                                         ================    ================    ================

                                                                               UBS                  UBS                 UBS
                                                                          U.S. SMALL CAP          DYNAMIC            U.S. BOND
                                                                           GROWTH FUND          ALPHA FUND*             FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                                          $        678,772    $             --    $             --
      Interest                                                                        248                  --           5,779,552
      Affiliated interest                                                         159,602             675,385             153,342
      Securities lending-net                                                           --                  --                  --
      Foreign tax withheld                                                             --                  --                  --
                                                                         ----------------    ----------------    ----------------
         TOTAL INCOME                                                    $        838,622    $        675,385    $      5,932,894
                                                                         ----------------    ----------------    ----------------
EXPENSES:
      Advisory and Administration fees                                   $      1,945,883    $      2,205,942    $        764,521
      Distribution and service fees:
         Class A                                                                  220,022             384,667              81,554
         Class B                                                                  102,026              44,741              19,175
         Class C                                                                   90,849             647,947              16,313
      Transfer agency fees:
         Class A                                                                  237,456              82,690              61,973
         Class B                                                                   45,740               5,012               4,924
         Class C                                                                   33,502              41,602               3,045
         Class Y                                                                   69,746                 627              31,580
      Custodian                                                                   100,994               4,669              65,244
      Shareholder reports                                                          11,064              30,858              10,721
      Federal and state registration                                               52,719             113,459              39,588
      Professional services                                                        78,679              60,910              81,544
      Trustees                                                                      7,604               5,848              15,618
      Other                                                                        57,252              11,859              11,114
                                                                         ----------------    ----------------    ----------------
         TOTAL OPERATING EXPENSES                                               3,053,536           3,640,831           1,206,914
         Expenses waived by Advisor                                              (472,293)               (657)           (291,755)
                                                                         ----------------    ----------------    ----------------
         NET OPERATING EXPENSES                                                 2,581,243           3,640,174             915,159
         Interest expense                                                              --                  --               3,176
                                                                         ----------------    ----------------    ----------------
         NET INVESTMENT INCOME                                                 (1,742,621)         (2,964,789)          5,014,559
                                                                         ----------------    ----------------    ----------------
   Net realized gain (loss) on:
      Investments                                                              12,901,585             474,437           1,287,087
      Futures contracts                                                                --          (3,281,780)                 --
      Forward foreign currency contracts                                               --           4,763,697                  --
                                                                         ----------------    ----------------    ----------------
         Net realized gain (loss)                                              12,901,585           1,956,354           1,287,087
                                                                         ----------------    ----------------    ----------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                              13,918,272          14,904,737           1,231,336
      Futures contracts                                                                --          (1,420,482)                 --
      Forward foreign currency contracts                                               --             233,719                  --
      Swap agreements                                                                  --          (1,151,496)                 --
      Translation of other assets and liabilities
         denominated in foreign currency                                               --             (28,135)                 --
                                                                         ----------------    ----------------    ----------------
         Change in net unrealized appreciation (depreciation)                  13,918,272          12,538,343           1,231,336
                                                                         ----------------    ----------------    ----------------
   Net realized and unrealized gain (loss)                                     26,819,857          14,494,697           2,518,423
                                                                         ----------------    ----------------    ----------------
   Net increase in net assets resulting
      from operations                                                    $     25,077,236    $     11,529,908    $      7,532,982
                                                                         ================    ================    ================

                                                                                UBS
                                                                             ABSOLUTE               UBS
                                                                            RETURN BOND         HIGH YIELD
                                                                              FUND**               FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                                          $             --    $          5,036
      Interest                                                                    427,810          12,787,144
      Affiliated interest                                                          83,583              46,171
      Securities lending-net                                                           --                  --
      Foreign tax withheld                                                           (244)                 --
                                                                         ----------------    ----------------
         TOTAL INCOME                                                    $        511,149    $     12,838,351
                                                                         ----------------    ----------------
EXPENSES:
      Advisory and Administration fees                                   $        116,035    $        959,603
      Distribution and service fees:
         Class A                                                                   20,804             188,387
         Class B                                                                       --              58,565
         Class C                                                                   11,835             129,150
      Transfer agency fees:
         Class A                                                                    5,400             109,511
         Class B                                                                       --               6,459
         Class C                                                                    1,440              27,765
         Class Y                                                                       14              37,751
      Custodian                                                                    10,000              78,665
      Shareholder reports                                                           5,000              53,247
      Federal and state registration                                               37,128              53,564
      Professional services                                                        36,400              81,096
      Trustees                                                                      2,000               7,202
      Other                                                                           750              13,125
                                                                         ----------------    ----------------
         TOTAL OPERATING EXPENSES                                                 246,806           1,804,090
         Expenses waived by Advisor                                               (56,360)            (76,966)
                                                                         ----------------    ----------------
         NET OPERATING EXPENSES                                                   190,446           1,727,124
         Interest expense                                                              --               3,680
                                                                         ----------------    ----------------
         NET INVESTMENT INCOME                                                    320,703          11,107,547
                                                                         ----------------    ----------------
   Net realized gain (loss) on:
      Investments                                                                   1,614         (22,068,924)
      Futures contracts                                                          (447,204)                 --
      Forward foreign currency contracts                                        1,293,633                  --
                                                                         ----------------    ----------------
         Net realized gain (loss)                                                 848,043         (22,068,924)
                                                                         ----------------    ----------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                              (1,164,272)         24,901,055
      Futures contracts                                                          (487,282)                 --
      Forward foreign currency contracts                                          619,226                  --
      Swap agreements                                                                  --                  --
      Translation of other assets and liabilities
         denominated in foreign currency                                          (42,503)                 --
                                                                         ----------------    ----------------
         Change in net unrealized appreciation (depreciation)                  (1,074,831)         24,901,055
                                                                         ----------------    ----------------
   Net realized and unrealized gain (loss)                                       (226,788)          2,832,131
                                                                         ----------------    ----------------
   Net increase in net assets resulting
      from operations                                                    $         93,915    $     13,939,678
                                                                         ================    ================

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                         UBS                                   UBS
                                                                GLOBAL ALLOCATION FUND                  GLOBAL EQUITY FUND
                                                          ----------------------------------    ----------------------------------
                                                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                           JUNE 30, 2005      JUNE 30, 2004      JUNE 30, 2005      JUNE 30, 2004
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                           $    26,900,091    $     8,905,148    $     4,891,678    $     3,274,811
   Net realized gain                                          165,824,167         56,431,780         38,569,395         41,492,000
   Change in net unrealized appreciation (depreciation)        59,739,420         80,621,457            627,356         38,104,909
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase in net assets from operations                 252,463,678        145,958,385         44,088,429         82,871,720
                                                          ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
        net foreign currency gains                            (17,320,841)        (5,970,967)                --         (1,327,685)
      Distributions from net realized gain                    (28,236,813)                --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class A distributions                                (45,557,654)        (5,970,967)                --         (1,327,685)
                                                          ---------------    ---------------    ---------------    ---------------
   Class B:
      Distributions from net investment income and
        net foreign currency gains                             (1,509,441)          (915,014)                --         (1,295,502)
      Distributions from net realized gain                     (4,518,318)                --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class B distributions                                 (6,027,759)          (915,014)                --         (1,295,502)
                                                          ---------------    ---------------    ---------------    ---------------
   Class C:
      Distributions from net investment income and
        net foreign currency gains                             (6,340,465)        (3,309,142)                --           (806,282)
      Distributions from net realized gain                    (17,233,197)                --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class C distributions                                (23,573,662)        (3,309,142)                --           (806,282)
                                                          ---------------    ---------------    ---------------    ---------------
   Class Y:
      Distributions from net investment income and
        net foreign currency gains                             (5,058,001)        (3,074,862)                --         (1,461,737)
      Distributions from net realized gain                     (7,357,727)                --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class Y distributions                                (12,415,728)        (3,074,862)                --         (1,461,737)
                                                          ---------------    ---------------    ---------------    ---------------
   Decrease in net assets from distributions                  (87,574,803)       (13,269,985)                --         (4,891,206)
                                                          ---------------    ---------------    ---------------    ---------------
BENEFICIAL INTEREST TRANSACTIONS:
   Shares sold                                              1,501,931,840      1,382,201,088         70,369,734        116,314,648
   Shares issued on reinvestment of distributions              81,526,461         11,948,056                 --          4,433,752
   Shares redeemed                                           (543,707,577)      (249,662,649)      (116,614,089)      (174,248,790)
   Redemption fees                                                 74,995            191,450             12,932             75,284
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting from
      beneficial interest transactions                      1,039,825,719      1,144,677,945        (46,231,423)       (53,425,106)
                                                          ---------------    ---------------    ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS                        1,204,714,594      1,277,366,345         (2,142,994)        24,555,408
   NET ASSETS, BEGINNING OF PERIOD                          1,833,190,765        555,824,420        449,021,167        424,465,759
                                                          ---------------    ---------------    ---------------    ---------------
   NET ASSETS, END OF PERIOD                              $ 3,037,905,359    $ 1,833,190,765    $   446,878,173    $   449,021,167
                                                          ===============    ===============    ===============    ===============
   Net assets include accumulated undistributed
      net investment income (loss)                        $    18,997,445    $     6,892,140    $     1,751,873    $    (3,562,832)
                                                          ===============    ===============    ===============    ===============

                                                                         UBS                                   UBS
                                                                  GLOBAL BOND FUND                  INTERNATIONAL EQUITY FUND
                                                          ----------------------------------    ----------------------------------
                                                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                           JUNE 30, 2005      JUNE 30, 2004      JUNE 30, 2005      JUNE 30, 2004
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                           $     1,235,167    $     1,126,514    $     2,200,728    $     1,592,291
   Net realized gain                                            2,432,598          3,680,002         13,316,855          6,628,337
   Change in net unrealized appreciation (depreciation)          (599,775)        (2,233,599)        (2,846,329)        12,205,966
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase in net assets from operations                   3,067,990          2,572,917         12,671,254         20,426,594
                                                          ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
        net foreign currency gains                               (886,593)        (1,172,161)          (125,017)          (115,181)
      Distributions from net realized gain                             --                 --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class A distributions                                   (886,593)        (1,172,161)          (125,017)          (115,181)
                                                          ---------------    ---------------    ---------------    ---------------
   Class B:
      Distributions from net investment income and
        net foreign currency gains                                (59,846)          (130,281)            (7,169)           (11,686)
      Distributions from net realized gain                             --                 --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class B distributions                                    (59,846)          (130,281)            (7,169)           (11,686)
                                                          ---------------    ---------------    ---------------    ---------------
   Class C:
      Distributions from net investment income and
        net foreign currency gains                               (186,345)          (306,676)           (13,122)           (19,918)
      Distributions from net realized gain                             --                 --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class C distributions                                   (186,345)          (306,676)           (13,122)           (19,918)
                                                          ---------------    ---------------    ---------------    ---------------
   Class Y:
      Distributions from net investment income and
        net foreign currency gains                             (2,498,108)        (3,219,023)        (1,289,824)        (2,568,936)
      Distributions from net realized gain                             --                 --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class Y distributions                                 (2,498,108)        (3,219,023)        (1,289,824)        (2,568,936)
                                                          ---------------    ---------------    ---------------    ---------------
   Decrease in net assets from distributions                   (3,630,892)        (4,828,141)        (1,435,132)        (2,715,721)
                                                          ---------------    ---------------    ---------------    ---------------
BENEFICIAL INTEREST TRANSACTIONS:
   Shares sold                                                 30,560,920         48,362,086         44,131,261        107,694,146
   Shares issued on reinvestment of distributions               3,331,005          3,996,331          1,397,667          2,645,051
   Shares redeemed                                            (20,660,253)       (41,586,879)       (36,444,656)      (111,714,668)
   Redemption fees                                                     --                 --              3,297             54,418
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting from
      beneficial interest transactions                         13,231,672         10,771,538          9,087,569         (1,321,053)
                                                          ---------------    ---------------    ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS                           12,668,770          8,516,314         20,323,691         16,389,820
   NET ASSETS, BEGINNING OF PERIOD                             60,612,690         52,096,376        110,801,296         94,411,476
                                                          ---------------    ---------------    ---------------    ---------------
   NET ASSETS, END OF PERIOD                              $    73,281,460    $    60,612,690    $   131,124,987    $   110,801,296
                                                          ===============    ===============    ===============    ===============
   Net assets include accumulated undistributed
      net investment income (loss)                        $     1,468,248    $     2,241,307    $     1,282,519    $       184,526
                                                          ===============    ===============    ===============    ===============

                                                                         UBS                                   UBS
                                                              U.S. LARGE CAP EQUITY FUND            U.S. LARGE CAP GROWTH FUND
                                                          ----------------------------------    ----------------------------------
                                                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                           JUNE 30, 2005      JUNE 30, 2004      JUNE 30, 2005      JUNE 30, 2004
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                           $     2,293,535    $     1,004,894    $         5,080    $       (15,404)
   Net realized gain                                            6,718,677         11,716,372            501,612            155,984
   Change in net unrealized appreciation (depreciation)        14,350,295          9,752,484           (161,400)           797,408
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase in net assets from operations                  23,362,507         22,473,750            345,292            937,988
                                                          ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
        net foreign currency gains                                (70,530)           (53,821)                --                 --
      Distributions from net realized gain                       (307,072)                --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class A distributions                                   (377,602)           (53,821)                --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Class B:
      Distributions from net investment income and
        net foreign currency gains                                     --             (6,045)                --                 --
      Distributions from net realized gain                        (33,274)                --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class B distributions                                    (33,274)            (6,045)                --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Class C:
      Distributions from net investment income and
        net foreign currency gains                                     --             (8,425)                --                 --
      Distributions from net realized gain                        (55,839)                --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class C distributions                                    (55,839)            (8,425)                --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Class Y:
      Distributions from net investment income and
        net foreign currency gains                             (1,586,166)        (1,467,245)                --                 --
      Distributions from net realized gain                     (5,139,352)                --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class Y distributions                                 (6,725,518)        (1,467,245)                --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Decrease in net assets from distributions                   (7,192,233)        (1,535,536)                --                 --
                                                          ---------------    ---------------    ---------------    ---------------
BENEFICIAL INTEREST TRANSACTIONS:
   Shares sold                                                258,405,407         65,683,138          3,376,905          3,845,141
   Shares issued on reinvestment of distributions               6,546,536          1,386,399                 --                 --
   Shares redeemed                                            (49,083,452)       (29,424,284)        (3,048,897)        (1,925,501)
   Redemption fees                                                     --                 --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting from
      beneficial interest transactions                        215,868,491         37,645,253            328,008          1,919,640
                                                          ---------------    ---------------    ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS                          232,038,765         58,583,467            673,300          2,857,628
   NET ASSETS, BEGINNING OF PERIOD                            164,339,506        105,756,039          6,551,474          3,693,846
                                                          ---------------    ---------------    ---------------    ---------------
   NET ASSETS, END OF PERIOD                              $   396,378,271    $   164,339,506    $     7,224,774    $     6,551,474
                                                          ===============    ===============    ===============    ===============
   Net assets include accumulated undistributed
      net investment income (loss)                        $     1,116,277    $       479,438    $         5,080    $            --
                                                          ===============    ===============    ===============    ===============

                 See accompanying notes to financial statements

                                                                         UBS                                    UBS
                                                           U.S. LARGE CAP VALUE EQUITY FUND         U.S. SMALL CAP GROWTH FUND
                                                          ----------------------------------    ----------------------------------
                                                            YEAR ENDED          YEAR ENDED        YEAR ENDED          YEAR ENDED
                                                           JUNE 30, 2005      JUNE 30, 2004      JUNE 30, 2005      JUNE 30, 2004
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                           $     1,357,529    $       660,154    $    (1,742,621)   $    (1,168,635)
   Net realized gain (loss)                                    11,022,153         25,653,640         12,901,585          4,874,967
   Change in net unrealized appreciation (depreciation)         4,059,901         (8,776,046)        13,918,272         12,575,169
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets from operations       16,439,583         17,537,748         25,077,236         16,281,501
                                                          ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
        net foreign currency gains                             (1,124,510)          (157,601)                --                 --
      Distributions from net realized gain                    (18,062,835)                --         (1,360,386)          (117,997)
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class A distributions                                (19,187,345)          (157,601)        (1,360,386)          (117,997)
                                                          ---------------    ---------------    ---------------    ---------------
   Class B:
      Distributions from net investment income and
        net foreign currency gains                                     --            (12,230)                --                 --
      Distributions from net realized gain                     (1,432,842)                --           (164,894)           (38,599)
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class B distributions                                 (1,432,842)           (12,230)          (164,894)           (38,599)
                                                          ---------------    ---------------    ---------------    ---------------
   Class C:
      Distributions from net investment income and
        net foreign currency gains                                (40,144)            (6,159)                --                 --
      Distributions from net realized gain                     (3,064,856)                --           (148,667)           (28,117)
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class C distributions                                 (3,105,000)            (6,159)          (148,667)           (28,117)
                                                          ---------------    ---------------    ---------------    ---------------
   Class Y:
      Distributions from net investment income and
        net foreign currency gains                                (76,787)            (8,428)                --                 --
      Distributions from net realized gain                       (908,317)                --         (1,487,236)          (213,659)
                                                          ---------------    ---------------    ---------------    ---------------
   Total Class Y distributions                                   (985,104)            (8,428)        (1,487,236)          (213,659)
                                                          ---------------    ---------------    ---------------    ---------------
   Decrease in net assets from distributions                  (24,710,291)          (184,418)        (3,161,183)          (398,372)
                                                          ---------------    ---------------    ---------------    ---------------
BENEFICIAL INTEREST TRANSACTIONS:
   Shares sold                                                 14,884,181        149,339,416*       127,326,999        178,681,621*
   Shares issued on reinvestment of distributions              21,982,744            160,923          2,732,747            360,591
   Shares redeemed                                            (41,599,951)       (27,479,979)       (62,705,608)       (59,938,280)
   Redemption fees                                                     --                 --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting from
      beneficial interest transactions                         (4,733,026)       122,020,360         67,354,138        119,103,932
                                                          ---------------    ---------------    ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS                          (13,003,734)       139,373,690         89,270,191        134,987,061
   NET ASSETS, BEGINNING OF PERIOD                            146,971,034          7,597,344        186,502,539         51,515,478
                                                          ---------------    ---------------    ---------------    ---------------
   NET ASSETS, END OF PERIOD                              $   133,967,300    $   146,971,034    $   275,772,730    $   186,502,539
                                                          ===============    ===============    ===============    ===============
   Net assets include accumulated undistributed
      net investment income                               $       674,285    $       558,197    $            --    $            --
                                                          ===============    ===============    ===============    ===============

 * The beneficial interest transactions include amounts from a tax-free reorganization in which the UBS U.S. Large Cap Value Equity Fund acquired net assets and liabilities of the UBS Financial Sector Fund Inc. on November 7, 2003. The amounts were $93,138,892 for Class A, $30,423,510 for Class B, $18,702,929 for Class C, and $1,009,363 for Class Y.
** The beneficial interest transactions include amounts from a taxable reorganization in which the UBS U.S. Small Cap Growth Fund acquired assets and liabilities of the UBS Enhanced NASDAQ-100 Fund on November 7, 2003. The amounts were $9,615,448 for Class A, $12,098,521 for Class B, $9,185,495 for class C, and $640,425 for Class Y.
 + For the period January 27, 2005 (commencement of investment operations) to June 30, 2005.
++ For the period April 27, 2005 (commencement of investment operations) to June 30, 2005.

                                                                  UBS                           UBS
                                                           DYNAMIC ALPHA FUND              U.S. BOND FUND
                                                           ------------------    ----------------------------------
                                                              PERIOD ENDED          YEAR ENDED        YEAR ENDED
                                                             JUNE 30, 2005+       JUNE 30, 2005      JUNE 30, 2004
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                            $       (2,964,789)   $     5,014,559    $     4,448,117
   Net realized gain (loss)                                         1,956,354          1,287,087           (825,059)
   Change in net unrealized appreciation (depreciation)            12,538,343          1,231,336         (3,614,761)
                                                           ------------------    ---------------    ---------------
   Net increase (decrease) in net assets from operations           11,529,908          7,532,982              8,297
                                                           ------------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
        net foreign currency gains                                         --         (1,293,670)        (1,363,453)
      Distributions from net realized gain                                 --                 --                 --
                                                           ------------------    ---------------    ---------------
   Total Class A distributions                                             --         (1,293,670)        (1,363,453)
                                                           ------------------    ---------------    ---------------
   Class B:
      Distributions from net investment income and
        net foreign currency gains                                         --            (60,703)           (87,991)
      Distributions from net realized gain                                 --                 --                 --
                                                           ------------------    ---------------    ---------------
   Total Class B distributions                                             --            (60,703)           (87,991)
                                                           ------------------    ---------------    ---------------
   Class C:
      Distributions from net investment income and
        net foreign currency gains                                         --            (76,641)           (91,612)
      Distributions from net realized gain                                 --                 --                 --
                                                           ------------------    ---------------    ---------------
   Total Class C distributions                                             --            (76,641)           (91,612)
                                                           ------------------    ---------------    ---------------
   Class Y:
      Distributions from net investment income and
        net foreign currency gains                                         --         (4,244,383)        (3,637,869)
      Distributions from net realized gain                                 --                 --                 --
                                                           ------------------    ---------------    ---------------
   Total Class Y distributions                                             --         (4,244,383)        (3,637,869)
                                                           ------------------    ---------------    ---------------
   Decrease in net assets from distributions                               --         (5,675,397)        (5,180,925)
                                                           ------------------    ---------------    ---------------
BENEFICIAL INTEREST TRANSACTIONS:
   Shares sold                                                    864,403,313         54,766,655         66,628,147
   Shares issued on reinvestment of distributions                          --          5,228,066          4,606,256
   Shares redeemed                                                (73,961,641)       (39,253,738)       (58,076,635)
   Redemption fees                                                     41,813                 --                 --
                                                           ------------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting from
      beneficial interest transactions                            790,483,485         20,740,983         13,157,768
                                                           ------------------    ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS                              802,013,393         22,598,568          7,985,140
   NET ASSETS, BEGINNING OF PERIOD                                         --        124,938,807        116,953,667
                                                           ------------------    ---------------    ---------------
   NET ASSETS, END OF PERIOD                               $      802,013,393    $   147,537,375    $   124,938,807
                                                           ==================    ===============    ===============
   Net assets include accumulated undistributed
      net investment income                                $        1,564,731    $       104,674    $       108,438
                                                           ==================    ===============    ===============

                                                                     UBS                                UBS
                                                           ABSOLUTE RETURN BOND FUND              HIGH YIELD FUND
                                                           -------------------------    ----------------------------------
                                                                PERIOD ENDED              YEAR ENDED          YEAR ENDED
                                                               JUNE 30, 2005++           JUNE 30, 2005      JUNE 30, 2004
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                $       320,703          $    11,107,547    $    14,239,052
   Net realized gain (loss)                                            848,043              (22,068,924)       (20,836,259)
   Change in net unrealized appreciation (depreciation)             (1,074,831)              24,901,055         27,195,494
                                                               ---------------          ---------------    ---------------
   Net increase (decrease) in net assets from operations                93,915               13,939,678         20,598,287
                                                               ---------------          ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
        net foreign currency gains                                    (262,518)              (6,086,599)        (6,142,642)
      Distributions from net realized gain                                  --                       --                 --
                                                               ---------------          ---------------    ---------------
   Total Class A distributions                                        (262,518)              (6,086,599)        (6,142,642)
                                                               ---------------          ---------------    ---------------
   Class B:
      Distributions from net investment income and
        net foreign currency gains                                          --                 (425,557)          (783,588)
      Distributions from net realized gain                                  --                       --                 --
                                                               ---------------          ---------------    ---------------
   Total Class B distributions                                              --                 (425,557)          (783,588)
                                                               ---------------          ---------------    ---------------
   Class C:
      Distributions from net investment income and
        net foreign currency gains                                     (34,595)              (1,300,982)        (1,491,309)
      Distributions from net realized gain                                  --                       --                 --
                                                               ---------------          ---------------    ---------------
   Total Class C distributions                                         (34,595)              (1,300,982)        (1,491,309)
                                                               ---------------          ---------------    ---------------
   Class Y:
      Distributions from net investment income and
        net foreign currency gains                                     (57,800)              (3,636,624)        (5,825,885)
      Distributions from net realized gain                                  --                       --                 --
                                                               ---------------          ---------------    ---------------
   Total Class Y distributions                                         (57,800)              (3,636,624)        (5,825,885)
                                                               ---------------          ---------------    ---------------
   Decrease in net assets from distributions                          (354,913)             (11,449,762)       (14,243,424)
                                                               ---------------          ---------------    ---------------
BENEFICIAL INTEREST TRANSACTIONS:
   Shares sold                                                     148,957,872               46,013,811         74,832,468
   Shares issued on reinvestment of distributions                      311,813                7,680,605          8,997,313
   Shares redeemed                                                  (6,659,038)             (85,891,281)      (124,416,292)
   Redemption fees                                                          --                       --                 --
                                                               ---------------          ---------------    ---------------
   Net increase (decrease) in net assets resulting from
      beneficial interest transactions                             142,610,647              (32,196,865)       (40,586,511)
                                                               ---------------          ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS                               142,349,649              (29,706,949)       (34,231,648)
   NET ASSETS, BEGINNING OF PERIOD                                          --              145,994,997        180,226,645
                                                               ---------------          ---------------    ---------------
   NET ASSETS, END OF PERIOD                                   $   142,349,649          $   116,288,048    $   145,994,997
                                                               ===============          ===============    ===============
   Net assets include accumulated undistributed
      net investment income                                    $     1,042,688          $        69,088    $       306,444
                                                               ===============          ===============    ===============

                 See accompanying notes to financial statements

               UBS GLOBAL ALLOCATION FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                         YEAR ENDED JUNE 30,
                                                                   ---------------------------------------------------------------
CLASS A                                                               2005         2004         2003         2002         2001
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $     12.35   $    10.69   $    10.60   $    11.10   $    11.20
                                                                   -----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income                                                  0.17**       0.12**       0.10**       0.10**       0.22**
   Net realized and unrealized gain                                       1.32         1.69         0.41         0.40         0.31
                                                                   -----------   ----------   ----------   ----------   ----------
         Total income from investment operations                          1.49         1.81         0.51         0.50         0.53
                                                                   -----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
   From net investment income and net foreign currency gains             (0.19)       (0.15)       (0.42)       (0.19)          --
   From net realized gains                                               (0.32)          --           --        (0.81)       (0.63)
                                                                   -----------   ----------   ----------   ----------   ----------
         Total distributions                                             (0.51)       (0.15)       (0.42)       (1.00)       (0.63)
                                                                   -----------   ----------   ----------   ----------   ----------
Net asset value, end of year                                       $     13.33   $    12.35   $    10.69   $    10.60   $    11.10
                                                                   ===========   ==========   ==========   ==========   ==========
Total return+                                                            12.11%       17.02%        5.35%        4.84%        4.95%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                               $ 1,594,113   $  876,636   $  175,415   $    6,914   $      237
   Ratio of expenses to average net assets                                1.20%        1.28%        1.35%        1.35%        1.30%
   Ratio of net investment income to average net assets                   1.34%        1.00%        0.98%        0.98%        1.52%
   Portfolio turnover rate                                                  84%          78%          66%         116%         115%

                                                                                 YEAR ENDED JUNE 30,                FOR THE
                                                                    ------------------------------------------    PERIOD ENDED
CLASS B                                                                2005           2004           2003        JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    12.14     $    10.55     $    10.52     $        11.21
                                                                    ----------     ----------     ----------     --------------
Income from investment operations:
   Net investment income                                                  0.08**         0.02**         0.02**             0.12**
   Net realized and unrealized gain                                       1.29           1.68           0.41               0.19
                                                                    ----------     ----------     ----------     --------------
         Total income from investment operations                          1.37           1.70           0.43               0.31
                                                                    ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net investment income and net foreign currency gains             (0.11)         (0.11)         (0.40)             (0.19)
   From net realized gains                                               (0.32)            --             --              (0.81)
                                                                    ----------     ----------     ----------     --------------
         Total distributions                                             (0.43)         (0.11)         (0.40)             (1.00)
                                                                    ----------     ----------     ----------     --------------
Net asset value, end of period                                      $    13.08     $    12.14     $    10.55     $        10.52
                                                                    ==========     ==========     ==========     ==============
Total return+                                                            11.24%         16.14%          4.60%              3.00%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                              $  184,359     $  153,481     $   49,573     $        1,570
   Ratio of expenses to average net assets                                1.96%          2.09%          2.10%              2.10%***
   Ratio of net investment income to average net assets                   0.58%          0.19%          0.23%              2.17%***
   Portfolio turnover rate                                                  84%            78%            66%               116%

  * For the period December 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                               YEAR ENDED JUNE 30,                  FOR THE
                                                                    ----------------------------------------      PERIOD ENDED
CLASS C                                                                2005           2004           2003        JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    12.15     $    10.56     $    10.54     $        11.10
                                                                    ----------     ----------     ----------     --------------
Income from investment operations:
   Net investment income                                                  0.09**         0.03**         0.02**             0.11**
   Net realized and unrealized gain                                       1.29           1.68           0.41               0.33
                                                                    ----------     ----------     ----------     --------------
         Total income from investment operations                          1.38           1.71           0.43               0.44
                                                                    ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net investment income and net foreign currency gains             (0.12)         (0.12)         (0.41)             (0.19)
   From net realized gains                                               (0.32)            --             --              (0.81)
                                                                    ----------     ----------     ----------     --------------
         Total distributions                                             (0.44)         (0.12)         (0.41)             (1.00)
                                                                    ----------     ----------     ----------     --------------
Net asset value, end of period                                      $    13.09     $    12.15     $    10.56     $        10.54
                                                                    ==========     ==========     ==========     ==============
Total return+                                                            11.32%         16.19%          4.55%              4.23%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                              $  903,280     $  539,399     $  137,078     $        1,525
   Ratio of expenses to average net assets                                1.95%          2.06%          2.10%              2.10%***
   Ratio of net investment income to average net assets                   0.59%          0.23%          0.23%              1.77%***
   Portfolio turnover rate                                                  84%            78%            66%               116%

                                                                                         YEAR ENDED JUNE 30,
                                                                    --------------------------------------------------------------
CLASS Y                                                                2005         2004         2003         2002         2001
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $    12.50   $    10.79   $    10.69   $    11.18   $    11.25
                                                                    ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income                                                  0.22**       0.15**       0.12**       0.13**       0.25
   Net realized and unrealized gain                                       1.33         1.73         0.41         0.38         0.31
                                                                    ----------   ----------   ----------   ----------   ----------
         Total income from investment operations                          1.55         1.88         0.53         0.51         0.56
                                                                    ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
   From net investment income and net foreign currency gains             (0.22)       (0.17)       (0.43)       (0.19)          --
   From net realized gains                                               (0.32)          --           --        (0.81)       (0.63)
                                                                    ----------   ----------   ----------   ----------   ----------
         Total distributions                                             (0.54)       (0.17)       (0.43)       (1.00)       (0.63)
                                                                    ----------   ----------   ----------   ----------   ----------
Net asset value, end of year                                        $    13.51   $    12.50   $    10.79   $    10.69   $    11.18
                                                                    ==========   ==========   ==========   ==========   ==========
Total return+                                                            12.40%       17.44%        5.50%        4.91%        5.20%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                                $  356,154   $  263,675   $  193,758   $  165,630   $  156,130
   Ratio of expenses to average net assets                                0.93%        1.02%        1.10%        1.10%        1.05%
   Ratio of net investment income to average net assets                   1.61%        1.26%        1.23%        1.24%        1.77%
   Portfolio turnover rate                                                  84%          78%          66%         116%         115%

  * For the period November 22, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

                 UBS GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                         YEAR ENDED JUNE 30,
                                                                    --------------------------------------------------------------
CLASS A                                                                2005         2004         2003         2002         2001
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $    10.51   $     8.89   $     9.37   $    10.61   $    12.44
                                                                    ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
   Net investment income                                                  0.15**       0.10**       0.16**       0.04**       0.07
   Net realized and unrealized gain (loss)                                0.97         1.63        (0.39)       (0.88)       (0.56)
                                                                    ----------   ----------   ----------   ----------   ----------
         Total income (loss) from investment operations                   1.12         1.73        (0.23)       (0.84)       (0.49)
                                                                    ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
   From net investment income and net foreign currency gains                --        (0.11)       (0.25)       (0.06)       (0.02)
   From net realized gains                                                  --           --           --        (0.34)       (1.32)
                                                                    ----------   ----------   ----------   ----------   ----------
         Total distributions                                                --        (0.11)       (0.25)       (0.40)       (1.34)
                                                                    ----------   ----------   ----------   ----------   ----------
Net asset value, end of year                                        $    11.63   $    10.51   $     8.89   $     9.37   $    10.61
                                                                    ==========   ==========   ==========   ==========   ==========
Total return+                                                            10.66%       19.49%       (2.23)%      (8.05)%      (4.45)%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                                $  109,998   $  117,084   $  123,756   $   15,173   $      302
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                   1.39%        1.44%        1.44%        1.47%        1.37%
      After expense reimbursement and earnings credits                    1.25%        1.25%        1.25%        1.25%        1.25%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                   1.21%        0.80%        1.73%        0.17%        0.65%
      After expense reimbursement and earnings credits                    1.35%        0.99%        1.92%        0.39%        0.77%
   Portfolio turnover rate                                                  37%          50%         206%         117%          81%

                                                                               YEAR ENDED JUNE 30,                  FOR THE
                                                                    ----------------------------------------      PERIOD ENDED
CLASS B                                                                2005           2004           2003        JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    10.37     $     8.82     $     9.34     $        10.17
                                                                    ----------     ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment income                                                  0.07**         0.02**         0.10**             0.05**
   Net realized and unrealized gain (loss)                                0.95           1.62          (0.39)             (0.48)
                                                                    ----------     ----------     ----------     --------------
         Total income (loss) from investment operations                   1.02           1.64          (0.29)             (0.43)
                                                                    ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net investment income and net foreign currency gains                --          (0.09)         (0.23)             (0.06)
   From net realized gains                                                  --             --             --              (0.34)
                                                                    ----------     ----------     ----------     --------------
         Total distributions                                                --          (0.09)         (0.23)             (0.40)
                                                                    ----------     ----------     ----------     --------------
Net asset value, end of period                                      $    11.39     $    10.37     $     8.82     $         9.34
                                                                    ==========     ==========     ==========     ==============
Total return+                                                             9.84%         18.61%         (2.91)%            (4.38)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                              $  108,894     $  134,419     $  144,232     $          418
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                   2.22%          2.27%          2.20%              2.25%***
      After expense reimbursement and earnings credits                    2.00%          2.00%          2.00%              2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                   0.38%         (0.03)%         0.97%              0.72%***
      After expense reimbursement and earnings credits                    0.60%          0.24%          1.17%              0.97%***
   Portfolio turnover rate                                                  37%            50%           206%               117%

  * For the period December 11, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                               YEAR ENDED JUNE 30,                  FOR THE
                                                                    ----------------------------------------      PERIOD ENDED
CLASS C                                                                2005           2004           2003        JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    10.33     $     8.79     $     9.33     $        10.18
                                                                    ----------     ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment income                                                  0.06**         0.02**         0.10**             0.04**
   Net realized and unrealized gain (loss)                                0.96           1.61          (0.40)             (0.49)
                                                                    ----------     ----------     ----------     --------------
         Total income (loss) from investment operations                   1.02           1.63          (0.30)             (0.45)
                                                                    ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net investment income and net foreign currency gains                --          (0.09)         (0.24)             (0.06)
   From net realized gains                                                  --             --             --              (0.34)
                                                                    ----------     ----------     ----------     --------------
         Total distributions                                                --          (0.09)         (0.24)             (0.40)
                                                                    ----------     ----------     ----------     --------------
Net asset value, end of period                                      $    11.35     $    10.33     $     8.79     $         9.33
                                                                    ==========     ==========     ==========     ==============
Total return+                                                             9.87%         18.54%         (2.93)%            (4.57)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                              $   68,735     $   82,684     $   93,605     $          351
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                   2.20%          2.28%          2.24%              2.23%***
      After expense reimbursement and earnings credits                    2.00%          2.00%          2.00%              2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                   0.40%         (0.03)%         0.93%              0.55%***
      After expense reimbursement and earnings credits                    0.60%          0.25%          1.17%              0.78%***
   Portfolio turnover rate                                                  37%            50%           206%               117%

                                                                                         YEAR ENDED JUNE 30,
                                                                    --------------------------------------------------------------
CLASS Y                                                                2005         2004         2003         2002         2001
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $    10.67   $     8.99   $     9.47   $    10.68   $    12.47
                                                                    ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
   Net investment income                                                  0.18**       0.13**       0.18**       0.06**       0.09
   Net realized and unrealized gain (loss)                                0.98         1.67        (0.39)       (0.87)       (0.54)
                                                                    ----------   ----------   ----------   ----------   ----------
         Total income (loss) from investment operations                   1.16         1.80        (0.21)       (0.81)       (0.45)
                                                                    ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
   From net investment income and net foreign currency gains                --        (0.12)       (0.27)       (0.06)       (0.02)
   From net realized gains                                                  --           --           --        (0.34)       (1.32)
                                                                    ----------   ----------   ----------   ----------   ----------
         Total distributions                                                --        (0.12)       (0.27)       (0.40)       (1.34)
                                                                    ----------   ----------   ----------   ----------   ----------
Net asset value, end of year                                        $    11.83   $    10.67   $     8.99   $     9.47   $    10.68
                                                                    ==========   ==========   ==========   ==========   ==========
Total return+                                                            10.87%       20.09%       (1.93)%      (7.71)%      (4.07)%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                                $  159,252   $  114,835   $   62,873   $   40,714   $   49,306
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                   1.04%        1.03%        1.16%        1.19%        1.12%
      After expense reimbursement and earnings credits                    1.00%        1.00%        1.00%        1.00%        1.00%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                   1.56%        1.21%        2.01%        0.45%        0.90%
      After expense reimbursement and earnings credits                    1.60%        1.24%        2.17%        0.64%        1.02%
   Portfolio turnover rate                                                  37%          50%         206%         117%          81%

  * For the period November 27, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

                  UBS GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                         YEAR ENDED JUNE 30,
                                                                    --------------------------------------------------------------
CLASS A                                                                2005         2004         2003         2002*        2001
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $     9.87   $    10.24   $     9.01   $     8.58   $     9.09
                                                                    ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
   Net investment income                                                  0.17**       0.19**       0.24**       0.17**       0.33**
   Net realized and unrealized gain (loss)                                0.34         0.35         1.21         0.43        (0.72)
                                                                    ----------   ----------   ----------   ----------   ----------
         Total income (loss) from investment operations                   0.51         0.54         1.45         0.60        (0.39)
                                                                    ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
   From net investment income and net foreign currency gains             (0.55)       (0.91)       (0.22)          --        (0.06)
   From return of capital                                                   --           --           --        (0.17)          --
                                                                    ----------   ----------   ----------   ----------   ----------
         Total distributions                                             (0.55)       (0.91)       (0.22)       (0.17)       (0.06)
                                                                    ----------   ----------   ----------   ----------   ----------
Net asset value, end of year                                        $     9.83   $     9.87   $    10.24   $     9.01   $     8.64
                                                                    ==========   ==========   ==========   ==========   ==========
Total return+                                                             5.05%        5.21%       16.34%        7.18%       (4.27)%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                                $   16,701   $   14,610   $   11,659   $    1,925   $        3
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                   1.48%        1.55%        1.53%        1.49%        1.37%
      After expense reimbursement and earnings credits                    1.15%        1.15%        1.15%        1.15%        1.15%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                   1.32%        1.44%        2.06%        2.72%        3.60%
      After expense reimbursement and earnings credits                    1.65%        1.84%        2.44%        3.06%        3.82%
   Portfolio turnover rate                                                 112%         186%         145%         157%         165%

                                                                               YEAR ENDED JUNE 30,                  FOR THE
                                                                    ----------------------------------------      PERIOD ENDED
CLASS B                                                                2005           2004           2003        JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $     9.88     $    10.25     $     9.01     $         8.35
                                                                    ----------     ----------     ----------     --------------
Income from investment operations:
   Net investment income                                                  0.09**         0.11**         0.16**             0.11**
   Net realized and unrealized gain                                       0.35           0.35           1.23               0.69
                                                                    ----------     ----------     ----------     --------------
         Total income from investment operations                          0.44           0.46           1.39               0.80
                                                                    ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net investment income and net foreign currency gains             (0.47)         (0.83)         (0.15)                --
   From return of capital                                                   --             --             --              (0.14)
                                                                    ----------     ----------     ----------     --------------
         Total distributions                                             (0.47)         (0.83)         (0.15)             (0.14)
                                                                    ----------     ----------     ----------     --------------
Net asset value, end of period                                      $     9.85     $     9.88     $    10.25     $         9.01
                                                                    ==========     ==========     ==========     ==============
Total return+                                                             4.29%          4.38%         15.61%              9.67%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                              $    1,153     $    1,536     $    1,755     $          392
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                   2.30%          2.33%          2.30%              2.25%***
      After expense reimbursement and earnings credits                    1.90%          1.90%          1.90%              1.90%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                   0.50%          0.66%          1.29%              1.94%***
      After expense reimbursement and earnings credits                    0.90%          1.09%          1.69%              2.29%***
   Portfolio turnover rate                                                 112%           186%           145%               157%

  * On July 2, 2001, Class A was fully liquidated. For the period November 5, 2001 and November 26, 2001 (commencement of reissuance and issuance for Class A and B, respectively) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                       YEAR ENDED JUNE 30,        FOR THE PERIOD
                                                                    ------------------------      ENDED JUNE 30,
CLASS C                                                                2005          2004              2003*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    9.85      $   10.23      $         9.00
                                                                    ---------      ---------      --------------
Income from investment operations:
   Net investment income                                                 0.12**         0.14**              0.19**
   Net realized and unrealized gain                                      0.35           0.34                1.22
                                                                    ---------      ---------      --------------
         Total income from investment operations                         0.47           0.48                1.41
                                                                    ---------      ---------      --------------
Less dividends/distributions:
   From net investment income and net foreign currency gains            (0.51)         (0.86)              (0.18)
                                                                    ---------      ---------      --------------
Net asset value, end of period                                      $    9.81      $    9.85      $        10.23
                                                                    =========      =========      ==============
Total return+                                                            4.60%          4.64%              15.84%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                              $   3,081      $   3,451      $        3,198
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  1.92%          1.99%               2.01%***
      After expense reimbursement and earnings credits                   1.65%          1.65%               1.65%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                  0.88%          1.00%               1.58%***
      After expense reimbursement and earnings credits                   1.15%          1.34%               1.94%***
   Portfolio turnover rate                                                112%           186%                145%

                                                                                     YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------------------
CLASS Y                                                         2005          2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $   10.83     $   11.16     $    9.79     $    8.57     $    9.01
                                                              ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                           0.21**        0.23**        0.28**        0.31**        0.36**
   Net realized and unrealized gain (loss)                         0.38          0.38          1.33          1.09         (0.72)
                                                              ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations            0.59          0.61          1.61          1.40         (0.36)
                                                              ---------     ---------     ---------     ---------     ---------
Less dividends/distributions:
   From net investment income and net foreign currency gains      (0.58)        (0.94)        (0.24)           --         (0.08)
   From return of capital                                            --            --            --         (0.18)           --
                                                              ---------     ---------     ---------     ---------     ---------
         Total distributions                                      (0.58)        (0.94)        (0.24)        (0.18)        (0.08)
                                                              ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                  $   10.84     $   10.83     $   11.16     $    9.79     $    8.57
                                                              =========     =========     =========     =========     =========
Total return+                                                      5.36%         5.43%        16.72%        16.57%        (4.02)%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                          $  52,345     $  41,016     $  35,484     $  34,421     $  37,822
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.16%         1.24%         1.32%         1.17%         1.12%
      After expense reimbursement and earnings credits             0.90%         0.90%         0.90%         0.90%         0.90%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            1.64%         1.75%         2.27%         3.14%         3.85%
      After expense reimbursement and earnings credits             1.90%         2.09%         2.69%         3.41%         4.07%
   Portfolio turnover rate                                          112%          186%          145%          157%          165%

  * For period July 2, 2002 (commencement of issuance) through June 30, 2003. ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

              UBS INTERNATIONAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                     YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------------------
CLASS A                                                         2005          2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $    8.58     $    6.99     $    8.08     $   10.61     $   13.57
                                                              ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                           0.15**        0.12**        0.10**        0.13**        0.00^**
   Net realized and unrealized gain (loss)                         0.86          1.69         (0.87)        (0.79)        (2.15)
                                                              ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations            1.01          1.81         (0.77)        (0.66)        (2.15)
                                                              ---------     ---------     ---------     ---------     ---------
Less dividends/distributions:
   From net investment income and net foreign currency gains      (0.11)        (0.22)        (0.31)        (0.27)        (0.04)
   From net realized gains                                           --            --         (0.01)        (1.60)        (0.77)
                                                              ---------     ---------     ---------     ---------     ---------
         Total distributions                                      (0.11)        (0.22)        (0.32)        (1.87)        (0.81)
                                                              ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                  $    9.48     $    8.58     $    6.99     $    8.08     $   10.61
                                                              =========     =========     =========     =========     =========
Total return+                                                     11.73%        26.00%        (9.24)%       (5.91)%      (16.37)%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                          $  15,168     $   7,866     $   3,146     $   2,599     $     301
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.68%         1.55%         1.47%         1.41%         1.31%
      After expense reimbursement and earnings credits             1.25%         1.25%         1.25%         1.25%         1.28%#
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            1.18%         1.13%         1.21%         1.38%         0.77%
      After expense reimbursement and earnings credits             1.61%         1.43%         1.43%         1.54%         0.80%
   Portfolio turnover rate                                           71%          108%          120%           82%           62%

                                                                              YEAR ENDED JUNE 30,                  FOR THE
                                                                   ----------------------------------------      PERIOD ENDED
CLASS B                                                               2005           2004           2003        JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $     8.48     $     6.92     $     8.05     $         7.75
                                                                   ----------     ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment income                                                 0.08**         0.06**         0.04**             0.05**
   Net realized and unrealized gain (loss)                               0.85           1.67          (0.86)              0.25
                                                                   ----------     ----------     ----------     --------------
         Total income (loss) from investment operations                  0.93           1.73          (0.82)              0.30
                                                                   ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net investment income and net foreign currency gains            (0.07)         (0.17)         (0.30)                --
   From net realized gains                                                 --             --          (0.01)                --
                                                                   ----------     ----------     ----------     --------------
         Total distributions                                            (0.07)         (0.17)         (0.31)                --
                                                                   ----------     ----------     ----------     --------------
Net asset value, end of period                                     $     9.34     $     8.48     $     6.92     $         8.05
                                                                   ==========     ==========     ==========     ==============
Total return+                                                           10.92%         25.17%         (9.94)%             3.87%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                             $      876     $      815     $      352     $          120
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  2.25%          2.60%          2.18%              2.05%***
      After expense reimbursement and earnings credits                   2.00%          2.00%          2.00%              2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                  0.61%          0.09%          0.50%              1.45%***
      After expense reimbursement and earnings credits                   0.86%          0.69%          0.68%              1.50%***
   Portfolio turnover rate                                                 71%           108%           120%                82%

  * For the period February 12, 2002 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # The ratio of net operating expenses to average net assets for Class A was 1.25%.
  ^  Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                              YEAR ENDED JUNE 30,                  FOR THE
                                                                   ----------------------------------------      PERIOD ENDED
CLASS C                                                               2005           2004           2003        JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $     8.45     $     6.90     $     8.05     $         7.75
                                                                   ----------     ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment income                                                 0.08**         0.06**         0.04**             0.04**
   Net realized and unrealized gain (loss)                               0.85           1.68          (0.89)              0.26
                                                                   ----------     ----------     ----------     --------------
         Total income (loss) from investment operations                  0.93           1.74          (0.85)              0.30
                                                                   ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net investment income and net foreign currency gains            (0.08)         (0.19)         (0.29)                --
   From net realized gains                                                 --             --          (0.01)                --
                                                                   ----------     ----------     ----------     --------------
         Total distributions                                            (0.08)         (0.19)         (0.30)                --
                                                                   ----------     ----------     ----------     --------------
Net asset value, end of period                                     $     9.30     $     8.45     $     6.90     $         8.05
                                                                   ==========     ==========     ==========     ==============
Total return+                                                           10.97%         25.26%        (10.29)%             3.87%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                             $    1,816     $    1,338     $      399     $          183
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  2.16%          2.35%          2.21%              2.19%***
      After expense reimbursement and earnings credits                   2.00%          2.00%          2.00%              2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits                  0.70%          0.34%          0.47%              0.91%***
      After expense reimbursement and earnings credits                   0.86%          0.69%          0.68%              1.10%***
   Portfolio turnover rate                                                 71%           108%           120%                82%

                                                                                     YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------------------
CLASS Y                                                         2005          2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $    8.63     $    7.01     $    8.12     $   10.64     $   13.57
                                                              ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                           0.17**        0.14**        0.11**        0.09**        0.13**
   Net realized and unrealized gain (loss)                         0.86          1.71         (0.88)        (0.74)        (2.25)
                                                              ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations            1.03          1.85         (0.77)        (0.65)        (2.12)
                                                              ---------     ---------     ---------     ---------     ---------
Less dividends/distributions:
   From net investment income and net foreign currency gains      (0.11)        (0.23)        (0.33)        (0.27)        (0.04)
   From net realized gains                                           --            --         (0.01)        (1.60)        (0.77)
                                                              ---------     ---------     ---------     ---------     ---------
         Total distributions                                      (0.11)        (0.23)        (0.34)        (1.87)        (0.81)
                                                              ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                  $    9.55     $    8.63     $    7.01     $    8.12     $   10.64
                                                              =========     =========     =========     =========     =========
Total return+                                                     11.97%        26.56%        (9.21)%       (5.78)%      (16.15)%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                          $ 113,264     $ 100,782     $  90,514     $  97,851     $ 192,408
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.18%         1.26%         1.21%         1.13%         1.06%
      After expense reimbursement and earnings credits             1.00%         1.00%         1.00%         1.00%         1.03%#
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            1.68%         1.43%         1.47%         0.92%         1.02%
      After expense reimbursement and earnings credits             1.86%         1.69%         1.68%         1.05%         1.05%
Portfolio turnover rate                                              71%          108%          120%           82%           62%

  * For the period December 26, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # The ratio of net operating expenses to average net assets for Class Y was 1.00%.

                 See accompanying notes to financial statements

            UBS U.S. LARGE CAP EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                     YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------------------
CLASS A                                                         2005          2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $   16.08     $   13.63     $   13.94     $   15.97     $   15.97
                                                              ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                           0.15**        0.06**        0.11**        0.08**        0.08**
   Net realized and unrealized gain (loss)                         1.63          2.54          0.04         (1.38)         1.56
                                                              ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations            1.78          2.60          0.15         (1.30)         1.64
                                                              ---------     ---------     ---------     ---------     ---------
Less dividends/distributions:
   From net investment income                                     (0.11)        (0.15)        (0.08)        (0.04)        (0.29)
   From net realized gains                                        (0.48)           --         (0.38)        (0.69)        (1.35)
                                                              ---------     ---------     ---------     ---------     ---------
         Total distributions                                      (0.59)        (0.15)        (0.46)        (0.73)        (1.64)
                                                              ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                  $   17.27     $   16.08     $   13.63     $   13.94     $   15.97
                                                              =========     =========     =========     =========     =========
Total return+                                                     11.10%        19.10%         1.37%        (8.41)%       10.63%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                          $  25,669     $   7,886     $   4,702     $  13,698     $   7,067
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.14%         1.36%         1.30%         1.19%         1.17%
      After expense reimbursement and earnings credits             1.14%         1.30%         1.05%         1.05%         1.05%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            0.89%         0.37%         0.64%         0.40%         0.37%
      After expense reimbursement and earnings credits             0.89%         0.43%         0.89%         0.54%         0.49%
   Portfolio turnover rate                                           32%           43%           33%           60%           54%

                                                                                YEAR ENDED JUNE 30,                FOR THE
                                                                   ----------------------------------------      PERIOD ENDED
CLASS B                                                               2005           2004           2003        JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $    15.81     $    13.45     $    13.87     $        14.76
                                                                   ----------     ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment income (loss)                                          0.00#**       (0.05)**        0.02**             0.06**
   Net realized and unrealized gain (loss)                               1.61           2.50           0.02              (0.22)
                                                                   ----------     ----------     ----------     --------------
         Total income (loss) from investment operations                  1.61           2.45           0.04              (0.16)
                                                                   ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net investment income                                              --          (0.09)         (0.08)             (0.04)
   From net realized gains                                              (0.48)            --          (0.38)             (0.69)
                                                                   ----------     ----------     ----------     --------------
         Total distributions                                            (0.48)         (0.09)         (0.46)             (0.73)
                                                                   ----------     ----------     ----------     --------------
Net asset value, end of period                                     $    16.94     $    15.81     $    13.45     $        13.87
                                                                   ==========     ==========     ==========     ==============
Total return+                                                           10.19%         18.25%          0.63%             (1.39)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                             $    1,018     $    1,217     $      635     $          223
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  2.02%          2.04%          2.04%              1.99%***
      After expense reimbursement and earnings credits                   2.02%          2.04%          1.80%              1.80%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                  0.01%         (0.31)%        (0.10)%             0.46%***
      After expense reimbursement and earnings credits                   0.01%         (0.31)%         0.14%              0.65%***
   Portfolio turnover rate                                                 32%            43%            33%                60%

  * For the period November 5, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  #  Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                              YEAR ENDED JUNE 30,                  FOR THE
                                                                   ----------------------------------------      PERIOD ENDED
CLASS C                                                               2005           2004           2003        JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $    15.80     $    13.44     $    13.88     $        15.20
                                                                   ----------     ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment income (loss)                                          0.01**        (0.04)**        0.02**             0.07**
   Net realized and unrealized gain (loss)                               1.60           2.49           0.03              (0.66)
                                                                   ----------     ----------     ----------     --------------
         Total income (loss) from investment operations                  1.61           2.45           0.05              (0.59)
                                                                   ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net investment income                                              --          (0.09)         (0.11)             (0.04)
   From net realized gains                                              (0.48)            --          (0.38)             (0.69)
                                                                   ----------     ----------     ----------     --------------
         Total distributions                                            (0.48)         (0.09)         (0.49)             (0.73)
                                                                   ----------     ----------     ----------     --------------
Net asset value, end of period                                     $    16.93     $    15.80     $    13.44     $        13.88
                                                                   ==========     ==========     ==========     ==============
Total return+                                                           10.20%         18.26%          0.68%             (4.18)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                             $    2,423     $    1,629     $    1,020     $           70
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  1.95%          2.00%          2.04%              1.97%***
      After expense reimbursement and earnings credits                   1.95%          2.00%          1.80%              1.80%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                  0.08%         (0.27)%        (0.10)%             0.56%***
      After expense reimbursement and earnings credits                   0.08%         (0.27)%         0.14%              0.73%***
   Portfolio turnover rate                                                 32%            43%            33%                60%

                                                                                     YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------------------
CLASS Y                                                         2005          2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $   16.21     $   13.73     $   14.07     $   16.07     $   16.07
                                                              ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income                                           0.19**        0.12**        0.14**        0.12**        0.12**
   Net realized and unrealized gain (loss)                         1.65          2.55          0.04         (1.39)         1.57
                                                              ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations            1.84          2.67          0.18         (1.27)         1.69
                                                              ---------     ---------     ---------     ---------     ---------
Less dividends/distributions:
   From net investment income                                     (0.15)        (0.19)        (0.14)        (0.04)        (0.34)
   From net realized gains                                        (0.48)           --         (0.38)        (0.69)        (1.35)
                                                              ---------     ---------     ---------     ---------     ---------
         Total distributions                                      (0.63)        (0.19)        (0.52)        (0.73)        (1.69)
                                                              ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                  $   17.42     $   16.21     $   13.73     $   14.07     $   16.07
                                                              =========     =========     =========     =========     =========
Total return+                                                     11.37%        19.50%         1.69%        (8.17)%       10.88%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                          $ 367,268     $ 153,608     $  99,398     $  87,710     $ 125,997
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            0.90%         0.96%         1.04%         0.93%         0.92%
      After expense reimbursement and earnings credits             0.90%         0.96%         0.80%         0.80%         0.80%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            1.13%         0.76%         0.90%         0.66%         0.62%
      After expense reimbursement and earnings credits             1.13%         0.76%         1.14%         0.79%         0.74%
   Portfolio turnover rate                                           32%           43%           33%           60%           54%

  * For the period November 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

             UBS U.S. LARGE CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                     YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------------------
CLASS A                                                         2005          2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $    7.71     $    6.39     $    6.38     $    8.90     $   15.20
                                                              ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income (loss)                                    0.00#**      (0.02)**       0.00#**      (0.02)**      (0.07)
   Net realized and unrealized gain (loss)                         0.50          1.34          0.01         (2.45)        (4.32)
                                                              ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations            0.50          1.32          0.01         (2.47)        (4.39)
                                                              ---------     ---------     ---------     ---------     ---------
Less dividends/distributions:
   From net realized gains                                           --            --            --         (0.05)        (1.91)
                                                              ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                  $    8.21     $    7.71     $    6.39     $    6.38     $    8.90
                                                              =========     =========     =========     =========     =========
Total return+                                                      6.49%        20.66%         0.16%       (27.89)%      (31.59)%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                          $   3,175     $   2,275     $   1,163     $   1,155     $       1
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            3.19%         2.76%         3.91%         2.51%         1.59%
      After expense reimbursement and earnings credits             1.05%         1.05%         1.05%         1.05%         1.05%
   Ratio of net investment income (loss) to average
     net assets:
      Before expense reimbursement and earnings credits           (2.10)%       (2.03)%       (2.82)%       (1.71)%       (0.91)%
      After expense reimbursement and earnings credits             0.04%        (0.32)%        0.04%        (0.25)%       (0.37)%
   Portfolio turnover rate                                          145%          102%           86%           93%           56%

                                                                              YEAR ENDED JUNE 30,                  FOR THE
                                                                   ----------------------------------------      PERIOD ENDED
CLASS B                                                               2005           2004           2003        JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $     7.57     $     6.32     $     6.36     $         7.86
                                                                   ----------     ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment loss                                                  (0.05)**       (0.08)**       (0.04)**           (0.05)**
   Net realized and unrealized gain (loss)                               0.48           1.33             --              (1.40)
                                                                   ----------     ----------     ----------     --------------
         Total income (loss) from investment operations                  0.43           1.25          (0.04)             (1.45)
                                                                   ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net realized gains                                                 --             --             --              (0.05)
                                                                   ----------     ----------     ----------     --------------
Net asset value, end of period                                     $     8.00     $     7.57     $     6.32     $         6.36
                                                                   ==========     ==========     ==========     ==============
Total return+                                                            5.68%         19.78%         (0.63)%           (18.61)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                             $      564     $      342     $      321     $          115
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  3.93%          3.48%          4.54%              3.06%***
      After expense reimbursement and earnings credits                   1.80%          1.80%          1.80%              1.80%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                 (2.84)%        (2.75)%        (3.45)%            (2.28)%***
      After expense reimbursement and earnings credits                  (0.71)%        (1.07)%        (0.71)%            (1.02)%***
   Portfolio turnover rate                                                145%           102%            86%                93%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  #  Amount is less than $0.01 per share

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                              YEAR ENDED JUNE 30,                  FOR THE
                                                                   ----------------------------------------      PERIOD ENDED
CLASS C                                                               2005           2004           2003        JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $     7.56     $     6.32     $     6.35     $         8.18
                                                                   ----------     ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment loss                                                  (0.05)**       (0.08)**       (0.04)**           (0.05)**
   Net realized and unrealized gain (loss)                               0.49           1.32           0.01              (1.73)
                                                                   ----------     ----------     ----------     --------------
         Total income (loss) from investment operations                  0.44           1.24          (0.03)             (1.78)
                                                                   ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net realized gains                                                 --             --             --              (0.05)
                                                                   ----------     ----------     ----------     --------------
Net asset value, end of period                                     $     8.00     $     7.56     $     6.32     $         6.35
                                                                   ==========     ==========     ==========     ==============
Total return+                                                            5.82%         19.62%         (0.47)%           (21.91)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                             $      407     $      432     $      267     $          572
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  3.96%          3.54%          4.71%              3.22%***
      After expense reimbursement and earnings credits                   1.80%          1.80%          1.80%              1.80%***
   Ratio of net investment (loss) to average net assets:
      Before expense reimbursement and earnings credits                 (2.87)%        (2.81)%        (3.62)%            (2.44)%***
      After expense reimbursement and earnings credits                  (0.71)%        (1.08)%        (0.71)%            (1.02)%***
   Portfolio turnover rate                                                145%           102%            86%                93%

                                                                                     YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------------------
CLASS Y                                                         2005          2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $    7.85     $    6.49     $    6.47     $    8.99     $   15.28
                                                              ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income (loss)                                    0.02**       (0.01)**       0.02**        0.00#**      (0.01)
   Net realized and unrealized gain (loss)                         0.51          1.37          0.00#        (2.47)        (4.37)
                                                              ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations            0.53          1.36          0.02         (2.47)        (4.38)
                                                              ---------     ---------     ---------     ---------     ---------
Less dividends/distributions:
   From net investment income                                        --            --            --         (0.05)           --
   From net realized gains                                           --            --            --            --         (1.91)
                                                              ---------     ---------     ---------     ---------     ---------
         Total distributions                                         --            --            --         (0.05)        (1.91)
                                                              ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                  $    8.38     $    7.85     $    6.49     $    6.47     $    8.99
                                                              =========     =========     =========     =========     =========
Total return+                                                      6.75%        20.96%         0.31%       (27.61)%      (31.33)%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                          $   3,078     $   3,502     $   1,943     $   2,291     $   3,299
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            3.01%         2.51%         3.72%         2.14%         1.34%
      After expense reimbursement and earnings credits             0.80%         0.80%         0.80%         0.80%         0.80%
   Ratio of net investment income (loss) to average
      net assets:
      Before expense reimbursement and earnings credits           (1.92)%       (1.78)%       (2.62)%       (1.39)%       (0.66)%
      After expense reimbursement and earnings credits             0.29%        (0.07)%        0.29%        (0.05)%       (0.12)%
   Portfolio turnover rate                                          145%          102%           86%           93%           56%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  #  Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

          UBS U.S. LARGE CAP VALUE EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                              YEAR ENDED JUNE 30,                  FOR THE
                                                                   ----------------------------------------     PERIOD ENDED
CLASS A                                                               2005           2004           2003        JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $    11.18     $     9.31     $     9.37     $         9.96
                                                                   ----------     ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment income                                                 0.12**         0.09**         0.11**             0.05**
   Net realized and unrealized gain (loss)                               1.22           1.80          (0.06)             (0.64)
                                                                   ----------     ----------     ----------     --------------
         Total income (loss) from investment operations                  1.34           1.89           0.05              (0.59)
                                                                   ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net investment income                                           (0.12)         (0.02)         (0.05)                --
   From net realized gains                                              (1.92)            --          (0.06)                --
                                                                   ----------     ----------     ----------     --------------
         Total distributions                                            (2.04)         (0.02)         (0.11)                --
                                                                   ----------     ----------     ----------     --------------
Net asset value, end of period                                     $    10.48     $    11.18     $     9.31     $         9.37
                                                                   ==========     ==========     ==========     ==============
Total return+                                                           12.35%         20.28%          0.61%             (5.92)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                             $  105,975     $  108,369     $    1,073     $          751
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  1.39%          1.42%          2.85%              3.82%***
      After expense reimbursement and earnings credits                   1.10%          1.10%          1.10%              1.10%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                  0.80%          0.54%         (0.42)%            (1.85)%***
      After expense reimbursement and earnings credits                   1.09%          0.86%          1.33%              0.87%***
   Portfolio turnover rate                                                 49%           170%            59%                39%

                                                                              YEAR ENDED JUNE 30,                  FOR THE
                                                                   ----------------------------------------     PERIOD ENDED
CLASS B                                                               2005           2004           2003        JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $    10.99     $     9.21     $     9.32     $         9.62
                                                                   ----------     ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment income                                                 0.04**         0.01**         0.05**             0.01**
   Net realized and unrealized gain (loss)                               1.20           1.77          (0.07)             (0.31)
                                                                   ----------     ----------     ----------     --------------
         Total income (loss) from investment operations                  1.24           1.78          (0.02)             (0.30)
                                                                   ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net investment income                                              --          (0.00)#        (0.03)                --
   From net realized gains                                              (1.92)            --          (0.06)                --
                                                                   ----------     ----------     ----------     --------------
         Total distributions                                            (1.92)          0.00          (0.09)                --
                                                                   ----------     ----------     ----------     --------------
Net asset value, end of period                                     $    10.31     $    10.99     $     9.21     $         9.32
                                                                   ==========     ==========     ==========     ==============
Total return+                                                           11.59%         19.38%         (0.17)%            (3.12)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                             $    4,997     $   14,556     $      709     $          301
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  2.35%          2.31%          3.42%              4.66%***
      After expense reimbursement and earnings credits                   1.85%          1.85%          1.85%              1.85%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                 (0.16)%        (0.35)%        (0.99)%            (2.72)%***
      After expense reimbursement and earnings credits                   0.34%          0.11%          0.58%              0.09%***
   Portfolio turnover rate                                                 49%           170%            59%                39%

  * For the periods December 7, 2001 and November 8, 2001 (commencement of issuance) for Class A and Class B, respectively, through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  #  Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                              YEAR ENDED JUNE 30,                  FOR THE
                                                                   ----------------------------------------     PERIOD ENDED
CLASS C                                                               2005            2004           2003       JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $    11.00      $     9.22     $     9.33     $         9.73
                                                                   ----------      ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment income                                                 0.04**          0.01**         0.05**             0.00#**
   Net realized and unrealized gain (loss)                               1.20            1.77          (0.07)             (0.40)
                                                                   ----------      ----------     ----------     --------------
         Total income (loss) from investment operations                  1.24            1.78          (0.02)             (0.40)
                                                                   ----------      ----------     ----------     --------------
Less dividends/distributions:
   From net investment income                                           (0.02)          (0.00)#        (0.03)                --
   From net realized gains                                              (1.92)             --          (0.06)                --
                                                                   ----------      ----------     ----------     --------------
         Total distributions                                            (1.94)           0.00          (0.09)                --
                                                                   ----------      ----------     ----------     --------------
Net asset value, end of period                                     $    10.30      $    11.00     $     9.22     $         9.33
                                                                   ==========      ==========     ==========     ==============
Total return+                                                           11.62%          19.34%         (0.13)%            (4.11)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                             $   17,235      $   19,530     $    1,025     $          234
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  2.19%           2.17%          3.04%              4.58%***
      After expense reimbursement and earnings credits                   1.85%           1.85%          1.85%              1.85%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                  0.00%++        (0.21)%        (0.61)%            (2.68)%***
      After expense reimbursement and earnings credits                   0.34%           0.11%          0.58%              0.05%***
   Portfolio turnover rate                                                 49%            170%            59%                39%

                                                                              YEAR ENDED JUNE 30,                  FOR THE
                                                                   ----------------------------------------     PERIOD ENDED
CLASS Y                                                               2005           2004           2003        JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $    11.22     $     9.33     $     9.38     $        10.00
                                                                   ----------     ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment income                                                 0.14**         0.11**         0.13**             0.11**
   Net realized and unrealized gain (loss)                               1.24           1.80          (0.06)             (0.73)
                                                                   ----------     ----------     ----------     --------------
         Total income (loss) from investment operations                  1.38           1.91           0.07              (0.62)
                                                                   ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net investment income                                           (0.16)         (0.02)         (0.06)                --
   From net realized gains                                              (1.92)            --          (0.06)                --
                                                                   ----------     ----------     ----------     --------------
         Total distributions                                            (2.08)         (0.02)         (0.12)                --
                                                                   ----------     ----------     ----------     --------------
Net asset value, end of period                                     $    10.52     $    11.22     $     9.33     $         9.38
                                                                   ==========     ==========     ==========     ==============
Total return+                                                           12.74%         20.49%          0.89%             (6.20)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                             $    5,760     $    4,516     $    4,790     $        2,819
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  1.13%          1.27%          2.62%              3.15%***
      After expense reimbursement and earnings credits                   0.85%          0.85%          0.85%              0.85%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits                  1.06%          0.68%         (0.19)%            (1.17)%***
      After expense reimbursement and earnings credits                   1.34%          1.10%          1.58%              1.13%***
   Portfolio turnover rate                                                 49%           170%            59%                39%

  * For the periods December 12, 2001 and June 29, 2001 (commencement of issuance) for Class C and Class Y, respectively, through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
 ++  Amount represents less than 0.005%.
  #  Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

             UBS U.S. SMALL CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                     YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------------------
CLASS A                                                         2005          2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $   12.41     $   10.00     $    9.79     $   11.76     $   16.20
                                                              ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment loss                                            (0.11)**      (0.11)**      (0.08)**      (0.11)**      (0.09)
   Net realized and unrealized gain (loss)                         1.55          2.55          0.29         (1.42)        (1.52)
                                                              ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations            1.44          2.44          0.21         (1.53)        (1.61)
                                                              ---------     ---------     ---------     ---------     ---------
Less dividends/distributions:
   From net realized gains                                        (0.20)        (0.03)           --         (0.44)        (2.83)
                                                              ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                  $   13.65     $   12.41     $   10.00     $    9.79     $   11.76
                                                              =========     =========     =========     =========     =========
Total return+                                                     11.63%        24.45%         2.14%       (13.18)%      (11.00)%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                          $ 110,795     $  73,833     $   9,841     $   1,789     $       2
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.59%         1.56%         1.71%         1.69%         1.48%
      After expense reimbursement and earnings credits             1.28%         1.28%         1.40%         1.40%         1.40%
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and earnings credits           (1.19)%       (1.16)%       (1.21)%       (1.35)%       (0.87)%
      After expense reimbursement and earnings credits            (0.88)%       (0.90)%       (0.90)%       (1.06)%       (0.79)%
   Portfolio turnover rate                                           50%           75%           69%           71%           93%

                                                                              YEAR ENDED JUNE 30,                  FOR THE
                                                                   ----------------------------------------     PERIOD ENDED
CLASS B                                                               2005           2004           2003        JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $    12.17     $     9.89     $     9.75     $        10.18
                                                                   ----------     ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment loss                                                  (0.20)**       (0.20)**       (0.14)**           (0.11)**
   Net realized and unrealized gain                                      1.52           2.51           0.28               0.12
                                                                   ----------     ----------     ----------     --------------
         Total income from investment operations                         1.32           2.31           0.14               0.01
                                                                   ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net realized gains                                              (0.20)         (0.03)            --              (0.44)
                                                                   ----------     ----------     ----------     --------------
Net asset value, end of period                                     $    13.29     $    12.17     $     9.89     $         9.75
                                                                   ==========     ==========     ==========     ==============
Total return+                                                           10.86%         23.40%          1.44%             (0.11)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                             $    9,592     $   11,683     $    1,132     $          656
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  2.53%          2.55%          2.47%              2.46%***
      After expense reimbursement and earnings credits                   2.03%          2.03%          2.15%              2.15%***
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and earnings credits                  2.13%         (2.14)%        (1.97)%            (1.93)%***
      After expense reimbursement and earnings credits                   1.63%         (1.62)%        (1.65)%            (1.62)%***
   Portfolio turnover rate                                                 50%            75%            69%                71%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                              YEAR ENDED JUNE 30,                  FOR THE
                                                                   ----------------------------------------     PERIOD ENDED
CLASS C                                                               2005           2004           2003        JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $    12.16     $     9.88     $     9.74     $        10.37
                                                                   ----------     ----------     ----------     --------------
Income (loss) from investment operations:
   Net investment loss                                                  (0.20)**       (0.20)**       (0.14)**           (0.10)**
   Net realized and unrealized gain (loss)                               1.52           2.51           0.28              (0.09)
                                                                   ----------     ----------     ----------     --------------
         Total income (loss) from investment operations                  1.32           2.31           0.14              (0.19)
                                                                   ----------     ----------     ----------     --------------
Less dividends/distributions:
   From net realized gains                                              (0.20)         (0.03)            --              (0.44)
                                                                   ----------     ----------     ----------     --------------
Net asset value, end of period                                     $    13.28     $    12.16     $     9.88     $         9.74
                                                                   ==========     ==========     ==========     ==============
Total return+                                                           10.87%         23.43%          1.44%             (2.04)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                             $    8,661     $    9,580     $      757     $          410
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits                  2.45%          2.54%          2.47%              2.46%***
      After expense reimbursement and earnings credits                   2.03%          2.03%          2.15%              2.15%***
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and earnings credits                 (2.05)%        (2.13)%        (1.97)%            (1.90)%***
      After expense reimbursement and earnings credits                  (1.63)%        (1.63)%        (1.65)%            (1.59)%***
   Portfolio turnover rate                                                 50%            75%            69%                71%

                                                                                     YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------------------
CLASS Y                                                         2005          2004           2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $   12.63     $   10.15     $    9.92     $   11.86     $   16.27
                                                              ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment loss                                            (0.08)**      (0.08)**      (0.06)**      (0.09)**      (0.07)
   Net realized and unrealized gain (loss)                         1.58          2.59          0.29         (1.41)        (1.51)
                                                              ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations            1.50          2.51          0.23         (1.50)        (1.58)
                                                              ---------     ---------     ---------     ---------     ---------
Less dividends/distributions:
   From net realized gains                                        (0.20)        (0.03)           --         (0.44)        (2.83)
                                                              ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                  $   13.93     $   12.63     $   10.15     $    9.92     $   11.86
                                                              =========     =========     =========     =========     =========
Total return+                                                     11.90%        24.78%         2.32%       (12.90)%      (10.74)%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                          $ 146,725     $  91,406     $  39,785     $  36,318     $  44,057
   Ratio of expenses to average net assets:
     Before expense reimbursement and earnings credits             1.14%         1.21%         1.49%         1.41%         1.23%
     After expense reimbursement and earnings credits              1.03%         1.03%         1.15%         1.15%         1.15%
   Ratio of net investment loss to average net assets:
     Before expense reimbursement and earnings credits            (0.74)%       (0.81)%       (1.00)%       (1.07)%       (0.62)%
     After expense reimbursement and earnings credits             (0.63)%       (0.66)%       (0.66)%       (0.81)%       (0.54)%
   Portfolio turnover rate                                           50%           75%           69%           71%           93%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

               UBS U.S. DYNAMIC ALPHA FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                                FOR THE
                                                                                              PERIOD ENDED
CLASS A                                                                                      JUNE 30, 2005*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $        10.00
                                                                                             --------------
Income (loss) from investment operations:
   Net investment loss                                                                                (0.04)**
   Net realized and unrealized gain                                                                    0.26
                                                                                             --------------
         Total income from investment operations                                                       0.22
                                                                                             --------------
Net asset value, end of period                                                               $        10.22
                                                                                             ==============
Total return+                                                                                          2.20%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                                       $      528,088
   Ratio of expenses to average net assets                                                             1.32%***
   Ratio of net investment loss to average net assets                                                 (1.04)%***
   Portfolio turnover rate                                                                                6%

                                                                                                FOR THE
                                                                                              PERIOD ENDED
CLASS B                                                                                      JUNE 30, 2005*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $        10.00
                                                                                             --------------
Income (loss) from investment operations:
   Net investment loss                                                                                (0.08)**
   Net realized and unrealized gain                                                                    0.27
                                                                                             --------------
         Total income from investment operations                                                       0.19
                                                                                             --------------
Net asset value, end of period                                                               $        10.19
                                                                                             ==============
Total return+                                                                                          1.90%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                                       $       14,815
   Ratio of expenses to average net assets:
      Before expense reimbursement                                                                     2.11%***
      After expense reimbursement                                                                      2.10%***
   Ratio of net investment loss to average net assets:
      Before expense reimbursement                                                                    (1.83)%***
      After expense reimbursement                                                                     (1.82)%***
   Portfolio turnover rate                                                                                6%

   * For the period January 27, 2005 (commencement of issuance) through June 30, 2005.
  ** The net investment income per share data was determined by using average shares outstanding throughout the period.
 *** Annualized.
   + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                                FOR THE
                                                                                              PERIOD ENDED
CLASS C                                                                                      JUNE 30, 2005*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $        10.00
                                                                                             --------------
Income (loss) from investment operations:
   Net investment loss                                                                                (0.08)**
   Net realized and unrealized gain                                                                    0.27
                                                                                             --------------
         Total income from investment operations                                                       0.19
                                                                                             --------------
Net asset value, end of period                                                               $        10.19
                                                                                             ==============
Total return+                                                                                          1.90%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                                       $      202,891
   Ratio of expenses to average net assets                                                             2.09%***
   Ratio of net investment loss to average net assets                                                 (1.81)%***
   Portfolio turnover rate                                                                                6%

                                                                                                FOR THE
                                                                                              PERIOD ENDED
CLASS Y                                                                                      JUNE 30, 2005*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $        10.00
                                                                                             --------------
Income (loss) from investment operations:
   Net investment loss                                                                                (0.03)**
   Net realized and unrealized gain                                                                    0.26
                                                                                             --------------
         Total income from investment operations                                                       0.23
                                                                                             --------------
Net asset value, end of period                                                               $        10.23
                                                                                             ==============
Total return+                                                                                          2.30%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                                       $       56,220
   Ratio of expenses to average net assets                                                             1.00%***
   Ratio of net investment loss to average net assets                                                 (0.72)%***
   Portfolio turnover rate                                                                                6%

   * For the period January 27, 2005 (commencement of issuance) through June 30, 2005.
  ** The net investment income per share data was determined by using average shares outstanding throughout the period.
 *** Annualized.
   + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

                   UBS U.S. BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                      YEAR ENDED JUNE 30,
                                                               -------------------------------------------------------------------
CLASS A                                                          2005          2004          2003          2002           2001
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $  10.56      $  10.99      $  10.51      $  10.33       $   9.99
                                                               --------      --------      --------      --------       --------
Income (loss) from investment operations:
   Net investment income                                           0.39**        0.39**        0.42**        0.53**         0.62**
   Net realized and unrealized gain (loss)                         0.20         (0.37)         0.52          0.32           0.41
                                                               --------      --------      --------      --------       --------
         Total income from investment operations                   0.59          0.02          0.94          0.85           1.03
                                                               --------      --------      --------      --------       --------
Less dividends/distributions:
   From net investment income                                     (0.42)        (0.45)        (0.46)        (0.67)         (0.69)
                                                               --------      --------      --------      --------       --------
Net asset value, end of year                                   $  10.73      $  10.56      $  10.99      $  10.51       $  10.33
                                                               ========      ========      ========      ========       ========
Total return+                                                      5.72%         0.18%         9.17%         8.41%         10.56%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                           $ 34,282      $ 31,420      $ 31,337      $ 18,558       $    123
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.19%         1.11%         1.04%         1.21%          0.98%
      After expense reimbursement and earnings credits             0.85%         0.85%         0.85%         0.86%++        0.85%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            3.27%         3.32%         3.70%         4.68%          5.86%
      After expense reimbursement and earnings credits             3.61%         3.58%         3.89%         5.03%          5.99%
   Portfolio turnover rate                                          174%          137%          180%          452%           314%

                                                                        YEAR ENDED JUNE 30,                    FOR THE
                                                               ------------------------------------          PERIOD ENDED
CLASS B                                                          2005          2004          2003           JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.56      $  10.97      $  10.50            $  10.76
                                                               --------      --------      --------            --------
Income (loss) from investment operations:
   Net investment income                                           0.31**        0.30**        0.34**              0.29**
   Net realized and unrealized gain (loss)                         0.21         (0.36)         0.52               (0.22)
                                                               --------      --------      --------            --------
           Total income (loss) from investment operations          0.52         (0.06)         0.86                0.07
                                                               --------      --------      --------            --------
Less dividends/distributions:
   From net investment income                                     (0.34)        (0.35)        (0.39)              (0.33)
                                                               --------      --------      --------            --------
Net asset value, end of period                                 $  10.74      $  10.56      $  10.97            $  10.50
                                                               ========      ========      ========            ========
Total return+                                                      4.96%        (0.55)%        8.30%               0.70%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $  1,620      $  2,043      $  3,646            $  1,405
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            2.00%         2.00%         1.79%               1.96%***
      After expense reimbursement and earnings credits             1.60%         1.60%         1.60%               1.60%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            2.46%         2.42%         2.95%               3.93%***
      After expense reimbursement and earnings credits             2.86%         2.82%         3.14%               4.29%***
   Portfolio turnover rate                                          174%          137%          180%                452%

   * For the period November 6, 2001 (commencement of issuance) through June 30, 2002.
  ** The net investment income per share data was determined by using average shares outstanding throughout the period.
 *** Annualized.
   + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  ++ The ratio of net operating expenses to average net assets for Class A was 0.85%.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                         YEAR ENDED JUNE 30,                   FOR THE
                                                              -------------------------------------          PERIOD ENDED
CLASS C                                                          2005          2004          2003           JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   10.55      $  10.98      $  10.50            $  10.77
                                                              ---------      --------      --------            --------
Income (loss) from investment operations:
   Net investment income                                           0.33**        0.33**        0.37**              0.31**
   Net realized and unrealized gain (loss)                         0.22         (0.37)         0.52               (0.24)
                                                              ---------      --------      --------            --------
         Total income (loss) from investment operations            0.55         (0.04)         0.89                0.07
                                                              ---------      --------      --------            --------
Less dividends/distributions:
   From net investment income                                     (0.38)        (0.39)        (0.41)              (0.34)
                                                              ---------      --------      --------            --------
Net asset value, end of period                                $   10.72      $  10.55      $  10.98            $  10.50
                                                              =========      ========      ========            ========
Total return+                                                      5.25%        (0.37)%        8.65%               0.72%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                        $   2,068      $  2,195      $  3,164            $  1,143
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.64%         1.65%         1.54%               1.61%***
      After expense reimbursement and earnings credits             1.35%         1.35%         1.35%               1.35%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            2.82%         2.78%         3.20%               4.32%***
      After expense reimbursement and earnings credits             3.11%         3.08%         3.39%               4.58%***
   Portfolio turnover rate                                          174%          137%          180%                452%

                                                                                      YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------------------
CLASS Y                                                         2005          2004          2003          2002           2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $   10.57      $  11.01      $  10.53      $  10.35      $  10.00
                                                              ---------      --------      --------      --------      --------
Income (loss) from investment operations:
   Net investment income                                           0.41**        0.41**        0.45**        0.56**        0.64**
   Net realized and unrealized gain (loss)                         0.21         (0.37)         0.52          0.31          0.42
                                                              ---------      --------      --------      --------      --------
         Total income from investment operations                   0.62          0.04          0.97          0.87          1.06
                                                              ---------      --------      --------      --------      --------
Less dividends/distributions:
   From net investment income                                     (0.47)        (0.48)        (0.49)        (0.69)        (0.71)
                                                              ---------      --------      --------      --------      --------
Net asset value, end of year                                  $   10.72      $  10.57      $  11.01      $  10.53      $  10.35
                                                              =========      ========      ========      ========      ========
Total return+                                                      5.95%         0.40%         9.42%         8.59%        10.86%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                          $ 109,568      $ 89,281      $ 78,807      $ 59,740      $ 62,514
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            0.78%         0.80%         0.79%         0.80%         0.73%
      After expense reimbursement and earnings credits             0.60%         0.60%         0.60%         0.64%#        0.60%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            3.68%         3.63%         3.95%         5.10%         6.11%
      After expense reimbursement and earnings credits             3.86%         3.83%         4.14%         5.26%         6.24%
   Portfolio turnover rate                                          174%          137%          180%          452%          314%

   * For the period November 8, 2001 (commencement of issuance) through June 30, 2002.
  ** The net investment income per share data was determined by using average shares outstanding throughout the period.
 *** Annualized.
   + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
   # The ratio of net operating expenses to average net assets for Class Y was 0.60%.

                 See accompanying notes to financial statements

              UBS ABSOLUTE RETURN BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                                FOR THE
                                                                                              PERIOD ENDED
CLASS A                                                                                      JUNE 30, 2005*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $        10.00
                                                                                             --------------
Income (loss) from investment operations:
   Net investment income                                                                               0.03**
   Net realized and unrealized loss                                                                   (0.02)
                                                                                             --------------
         Total income from investment operations                                                       0.01
                                                                                             --------------
Less dividends/distributions:
   From net investment income and net foreign currency gains                                          (0.03)
                                                                                             --------------
Net asset value, end of period                                                               $         9.98
                                                                                             ==============
Total return+                                                                                          0.06%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                                       $      105,373
   Ratio of expenses to average net assets:
      Before expense reimbursement                                                                     1.31%***
      After expense reimbursement                                                                      1.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                                                     1.44%***
      After expense reimbursement                                                                      1.75%***
   Portfolio turnover rate                                                                               22%

                                                                                                FOR THE
                                                                                              PERIOD ENDED
CLASS C                                                                                      JUNE 30, 2005*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $        10.00
                                                                                             --------------
Income (loss) from investment operations:
   Net investment income                                                                               0.02**
   Net realized and unrealized loss                                                                   (0.02)
                                                                                             --------------
         Total income from investment operations                                                       0.00
                                                                                             --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains                            (0.02)
                                                                                             --------------
Net asset value, end of period                                                               $         9.98
                                                                                             ==============
Total return+                                                                                          0.01%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                                       $       16,973
   Ratio of expenses to average net assets:
      Before expense reimbursement                                                                     1.68%***
      After expense reimbursement                                                                      1.35%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                                                     1.07%***
      After expense reimbursement                                                                      1.40%***
   Portfolio turnover rate                                                                               22%

   * For the period April 27, 2005 (commencement of issuance) through June 30, 2005.
  ** The net investment income per share data was determined by using average shares outstanding throughout the period.
 *** Annualized.
   + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                                FOR THE
                                                                                              PERIOD ENDED
CLASS Y                                                                                      JUNE 30, 2005*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $        10.00
                                                                                             --------------
Income (loss) from investment operations:
   Net investment income                                                                               0.03**
   Net realized and unrealized loss                                                                   (0.02)
                                                                                             --------------
         Total income from investment operations                                                       0.01
                                                                                             --------------
Less dividends/distributions:
   From net investment income and net foreign currency gains                                          (0.03)
                                                                                             --------------
Net asset value, end of period                                                               $         9.98
                                                                                             ==============
Total return+                                                                                          0.09%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                                                       $       20,004
   Ratio of expenses to average net assets:
      Before expense reimbursement                                                                     1.11%***
      After expense reimbursement                                                                      0.85%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                                                     1.64%***
      After expense reimbursement                                                                      1.90%***
   Portfolio turnover rate                                                                               22%

   * For the period April 27, 2005 (commencement of issuance) through June 30, 2005.
  ** The net investment income per share data was determined by using average shares outstanding throughout the period.
 *** Annualized.
   + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

                   UBS HIGH YIELD FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                     YEAR ENDED JUNE 30,
                                                               ----------------------------------------------------------------
CLASS A                                                         2005          2004          2003          2002           2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $   7.06      $   6.84      $   6.36      $   7.87      $   9.18
                                                               --------      --------      --------      --------      --------
Income (loss) from investment operations:
   Net investment income                                           0.57**        0.58**        0.56**        0.76**        0.85**
   Net realized and unrealized gain (loss)                         0.10          0.22          0.50         (0.96)        (1.08)
                                                               --------      --------      --------      --------      --------
         Total income (loss) from investment operations            0.67          0.80          1.06         (0.20)        (0.23)
                                                               --------      --------      --------      --------      --------
Less dividends/distributions:
   From net investment income                                     (0.59)        (0.58)        (0.58)        (1.31)        (1.08)
                                                               --------      --------      --------      --------      --------
Net asset value, end of year                                   $   7.14      $   7.06      $   6.84      $   6.36      $   7.87
                                                               ========      ========      ========      ========      ========
Total return+                                                      9.66%        12.15%        17.70%        (3.01)%       (2.28)%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                           $ 66,677      $ 72,614      $ 76,309      $ 65,832      $      1
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.28%         1.31%         1.29%         1.26%         1.14%
      After expense reimbursement and earnings credits             1.20%         1.20%         0.95%         0.95%         0.97%++
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            7.75%         8.16%         8.38%        10.71%         9.65%
      After expense reimbursement and earnings credits             7.83%         8.27%         8.72%        11.02%         9.82%
   Portfolio turnover rate                                           61%           80%           71%          120%           87%

                                                                        YEAR ENDED JUNE 30,                    FOR THE
                                                               ------------------------------------          PERIOD ENDED
CLASS B                                                          2005          2004          2003           JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   7.06      $   6.83      $   6.35            $   7.02
                                                               --------      --------      --------            --------
Income (loss) from investment operations:
   Net investment income                                           0.51**        0.53**        0.51**              0.45**
   Net realized and unrealized gain (loss)                         0.10          0.23          0.50               (0.61)
                                                               --------      --------      --------            --------
         Total income (loss) from investment operations            0.61          0.76          1.01               (0.16)
                                                               --------      --------      --------            --------
Less dividends/distributions:
   From net investment income                                     (0.53)        (0.53)        (0.53)              (0.51)
                                                               --------      --------      --------            --------
Net asset value, end of period                                 $   7.14      $   7.06      $   6.83            $   6.35
                                                               ========      ========      ========            ========
Total return+                                                      8.79%        11.48%        16.83%              (2.70)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $  3,945      $  7,844      $ 13,130            $ 15,692
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.99%         2.05%         2.05%               2.05%***
      After expense reimbursement and earnings credits             1.95%         1.95%         1.70%               1.70%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            7.04%         7.43%         7.62%               9.88%***
      After expense reimbursement and earnings credits             7.08%         7.53%         7.97%              10.23%***
   Portfolio turnover rate                                           61%           80%           71%                120%

   * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
  ** The net investment income per share data was determined by using average shares outstanding throughout the period.
 *** Annualized.
   + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  ++ The ratio of net operating expenses to average net assets for Class A was 0.95%.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                       YEAR ENDED JUNE 30,                    FOR THE
                                                               ------------------------------------         PERIOD ENDED
CLASS C                                                          2005          2004          2003          JUNE 30, 2002*
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $    7.06     $   6.84      $   6.35            $   7.02
                                                               ---------     --------      --------            --------
Income (loss) from investment operations:
   Net investment income                                            0.53**       0.55**        0.53**              0.46**
   Net realized and unrealized gain (loss)                          0.10         0.22          0.51               (0.61)
                                                               ---------     --------      --------            --------
         Total income (loss) from investment operations             0.63         0.77          1.04               (0.15)
                                                               ---------     --------      --------            --------
Less dividends/distributions:
   From net investment income                                      (0.55)       (0.55)        (0.55)              (0.52)
                                                               ---------     --------      --------            --------
Net asset value, end of period                                 $    7.14     $   7.06      $   6.84            $   6.35
                                                               =========     ========      ========            ========
Total return+                                                       9.09%       11.59%        17.29%              (2.54)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                         $  15,389     $ 17,499      $ 18,969            $ 17,947
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits             1.79%        1.82%         1.79%               1.79%***
      After expense reimbursement and earnings credits              1.70%        1.70%         1.45%               1.45%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits             7.24%        7.66%         7.88%              10.15%***
      After expense reimbursement and earnings credits              7.33%        7.78%         8.22%              10.49%***
   Portfolio turnover rate                                            61%          80%           71%                120%

                                                                                      YEAR ENDED JUNE 30,
                                                               -----------------------------------------------------------------
CLASS Y                                                          2005          2004          2003          2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $   7.10      $   6.87      $   6.38      $   7.90       $   9.19
                                                               --------      --------      --------      --------       --------
Income (loss) from investment operations:
   Net investment income                                           0.59**        0.61**        0.58**        0.81**         0.88**
   Net realized and unrealized gain (loss)                         0.09          0.23          0.50         (1.01)         (1.08)
                                                               --------      --------      --------      --------       --------
         Total income (loss) from investment operations            0.68          0.84          1.08         (0.20)         (0.20)
                                                               --------      --------      --------      --------       --------
Less dividends/distributions:
   From net investment income                                     (0.61)        (0.61)        (0.59)        (1.32)         (1.09)
                                                               --------      --------      --------      --------       --------
         Total distributions                                      (0.61)        (0.61)        (0.59)        (1.32)         (1.09)
                                                               --------      --------      --------      --------       --------
Net asset value, end of year                                   $   7.17      $   7.10      $   6.87      $   6.38       $   7.90
                                                               ========      ========      ========      ========       ========
Total return++                                                     9.82%        12.66%        18.08%        (2.98)%        (1.83)%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)                           $ 30,277      $ 48,038      $ 71,819      $ 40,120       $ 54,560
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            0.96%         0.92%         1.05%         1.02%          0.89%
      After expense reimbursement and earnings credits             0.95%         0.92%         0.70%         0.70%++        0.72%++
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            8.07%         8.55%         8.62%        10.77%          9.90%
      After expense reimbursement and earnings credits             8.08%         8.55%         8.97%        11.09%         10.07%
   Portfolio turnover rate                                           61%           80%           71%          120%            87%

   * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
  ** The net investment income per share data was determined by using average shares outstanding throughout the period.
 *** Annualized.
   + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  ++ The ratio of net operating expenses to average net assets for Class Y was 0.70%.

                 See accompanying notes to financial statements

                 THE UBS FUNDS -- NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated August 15, 1994 and thereafter. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has twelve Funds available for investment, each having its own investment objectives and policies: UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Dynamic Alpha Fund, UBS U.S. Bond Fund, UBS Absolute Return Bond Fund, and UBS High Yield Fund (each a "Fund", and collectively, the "Funds").

Each Fund currently offers Class A, Class B, Class C and Class Y shares, except for UBS Absolute Return Bond Fund that offers Class A, Class C, and Class Y. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business the Funds enter into contracts that contain a variety of representations or that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. INVESTMENT VALUATION: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager and administrator of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an international diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Factors that are considered in making this determination include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund's securities, the

Funds may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on foreign forward currency contracts and foreign currency transactions in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

C. INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the potential inability of the counterparty to meet the terms of their contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

A Fund will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place segregated assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forwards contracts. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

E. FUTURES CONTRACTS: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds may enter into such contracts to hedge a portion of their portfolio or equalize cash. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit with a broker either cash and/or liquid securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

F. SECURITIES TRADED ON TO-BE-ANNOUNCED BASIS: The Funds may from time to time purchase securities on to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2005 UBS U.S. Bond Fund was the only fund that held TBA securities with a total cost of $5,426,489.

G. INTEREST RATE SWAP AGREEMENTS: The Funds may enter into interest rate swap agreements to protect it from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreements to comply with the terms of the agreements. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Funds. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreements in evaluating potential credit risk.

The Funds accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation on swap agreements on the Statements of Assets and Liabilities. Once interim payments are settled in cash, and/or the swap agreements are terminated, the net amount is recorded as realized gain/loss on swaps on the Statement of Operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps on the Statements of Assets and Liabilities.

At June 30, 2005, UBS Dynamic Alpha Fund had outstanding interest rate swap agreements with the following terms:

                                                      UBS DYNAMIC ALPHA FUND
                       ------------------------------------------------------------------------------------
                                                                 RATE TYPE
                                                     ----------------------------------
                          NOTIONAL     TERMINATION   PAYMENTS MADE    PAYMENTS RECEIVED       UNREALIZED
                           AMOUNT         DATE        BY THE FUND        BY THE FUND         DEPRECIATION
                       -------------   -----------   -------------    -----------------      --------------
CHF                       45,000,000    05/09/15            2.3725%              0.8000%+    $     (456,680)
GBP                       10,000,000    06/02/35            4.5150               4.8400++          (386,558)
JPY                    1,600,000,000    05/09/35            2.2513               0.0656+++         (308,258)
                                                                                             --------------
                                                                                             $   (1,151,496)
                                                                                             ==============

+    Rate based on 6 month LIBOR (Swiss BBA)
++   Rate based on 6 month LIBOR (GBP BBA)
+++  Rate based on 6 month LIBOR ( JPY BBA)

CHF  Swiss Franc
GBP  British Pound
JPY  Japanese Yen
BBA  British Banking Association

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS U.S. Bond Fund, UBS High Yield Fund and UBS Global Bond Fund, which distribute their respective net income, if any, monthly. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net capital gains are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

I. CONCENTRATION OF RISK: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

J. EARNINGS CREDITS: The Funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset a portion of the Funds' expenses. These amounts, if any, are reflected in the Statements of Operations as a reduction of total operating expenses.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

UBS Global AM (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

                                                                      AVERAGE DAILY NET ASSETS
                                             -------------------------------------------------------------------------
                                              $0 TO      $500 MM TO    $1 BILLION TO   $1.5 BILLION TO    $2.0 BILLION
FUND                                         $500 MM     $1 BILLION    $1.5 BILLION      $2.0 BILLION       AND OVER
----                                         -------     ----------    -------------   ---------------    ------------
UBS Global Allocation Fund                     0.800%         0.750%           0.700%            0.675%          0.650%
UBS Global Bond Fund                           0.750          0.700            0.650             0.600           0.550
UBS International Equity Fund                  0.800          0.750            0.700             0.675           0.650
UBS U.S. Large Cap Equity Fund                 0.700          0.650            0.600             0.575           0.550
UBS U.S. Large Cap Growth Fund                 0.700          0.650            0.600             0.575           0.550
UBS U.S. Large Cap Value Equity Fund           0.700          0.650            0.600             0.575           0.550
UBS U.S. Small Cap Growth Fund                 0.850          0.850            0.825             0.825           0.825
UBS Dynamic Alpha Fund                         0.850          0.800            0.750             0.725           0.700
UBS U.S. Bond Fund                             0.500          0.475            0.450             0.425           0.400
UBS Absolute Return Bond Fund                  0.550          0.500            0.475             0.450           0.425
UBS High Yield Fund                            0.600          0.550            0.525             0.525           0.525

                                              $0 TO      $250 MM TO      $500 MM TO      $1.0 BILLION
                                             $250 MM      $500 MM        $1 BILLION        AND OVER
                                             -------     ----------    -------------   ---------------
UBS Global Equity Fund                         0.750%         0.700%           0.680%            0.650%

On May 26, 2005, the Board approved the change in investment advisory fees for the UBS Global Allocation Fund to the following breakpoint schedule effective July 1, 2005:

AVERAGE DAILY NET ASSETS                                                  ADVISORY FEE
------------------------                                                  ------------
$0-$500 million                                                               0.800%
On the next $500-$1 billion                                                   0.750%
On the next $1 billion - $1.5 billion                                         0.700%
On the next $1.5 billion - $2 billion                                         0.675%
On the next $2 billion - $3 billion                                           0.650%
On amounts above $3 billion                                                   0.630%

The Advisor has agreed to waive its fees and reimburse each Fund to the extent that total annualized operating expenses exceed a specified percentage of each Fund's respective average daily net assets. Expense caps, investment advisory fees and other transactions for the year ended June 30, 2005, were as follows:

                                           CLASS A         CLASS B         CLASS C         CLASS Y         ADVISORY         FEES
FUND                                     EXPENSE CAP     EXPENSE CAP     EXPENSE CAP     EXPENSE CAP         FEES          WAIVED
----                                     ------------    ------------    ------------    ------------    ------------   ------------
UBS Global Allocation Fund                        N/A             N/A             N/A             N/A    $ 17,557,547             --
UBS Global Equity Fund                           1.25%           2.00%           2.00%           1.00%      3,265,839   $    633,476
UBS Global Bond Fund                             1.15            1.90            1.65            0.90         521,125        193,619
UBS International Equity Fund                    1.25            2.00            2.00            1.00         968,941        251,755
UBS U.S. Large Cap Equity Fund                   1.30            2.05            2.05            1.05       1,457,582             --
UBS U.S. Large Cap Growth Fund                   1.05            1.80            1.80            0.80          44,814        139,191
UBS U.S. Large Cap Value Equity Fund             1.10            1.85            1.85            0.85         988,789        432,880
UBS U.S. Small Cap Growth Fund                   1.28            2.03            2.03            1.03       1,788,428        472,293
UBS Dynamic Alpha Fund                           1.35            2.10            2.10            1.10       2,027,422            657
UBS U.S. Bond Fund                               0.85            1.60            1.35            0.60         664,956        291,755
UBS Absolute Return Bond Fund                    1.00             N/A            1.35            0.85         102,110         56,360
UBS High Yield Fund                              1.20            1.95            1.70            0.95         853,068         76,966

Each Fund will reimburse UBS Global Asset Management (Americas) Inc. for any fee it waives or expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund. The expenses waived for the year ended June 30, 2005 are subject to repayment through June 30, 2008.

At June 30, 2005, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

                                                      FEE WAIVERS/
                                                         EXPENSE
                                                     REIMBURSEMENTS
                                                       SUBJECT TO        EXPIRES          EXPIRES          EXPIRES
FUND                                                    REPAYMENT     JUNE 30, 2006    JUNE 30, 2007    JUNE 30, 2008
----                                                 --------------   --------------   --------------   --------------
UBS Global Allocation Fund--Class A                  $        5,042   $        5,042               --               --
UBS Global Allocation Fund--Class B                           1,169            1,169               --               --
UBS Global Allocation Fund--Class C                           4,092            4,092               --               --
UBS Global Allocation Fund--Class Y                              --               --               --               --
UBS Global Equity Fund--Class A                             477,580           81,111   $      238,725   $      157,744
UBS Global Equity Fund--Class B                             740,769           78,479          390,500          271,790
UBS Global Equity Fund--Class C                             470,518           60,776          254,518          155,224
UBS Global Equity Fund--Class Y                             158,745           72,146           37,881           48,718
UBS Global Bond Fund--Class A                               125,103           17,106           53,343           54,654
UBS Global Bond Fund--Class B                                16,578            4,461            6,816            5,301
UBS Global Bond Fund--Class C                                24,559            2,581           12,045            9,933
UBS Global Bond Fund--Class Y                               404,988          150,324          130,933          123,731
UBS International Equity Fund--Class A                       69,628            5,634           14,581           49,413
UBS International Equity Fund--Class B                        6,259              470            3,430            2,359
UBS International Equity Fund--Class C                        6,192              629            3,052            2,511
UBS International Equity Fund--Class Y                      604,115          176,654          229,989          197,472
UBS U.S. Large Cap Equity Fund--Class A                      23,949           20,521            3,428               --
UBS U.S. Large Cap Equity Fund--Class B                         849              849               --               --
UBS U.S. Large Cap Equity Fund--Class C                         875              875               --               --
UBS U.S. Large Cap Equity Fund--Class Y                     200,387          200,387               --               --
UBS U.S. Large Cap Growth Fund--Class A                     110,170           29,557           29,595           51,018
UBS U.S. Large Cap Growth Fund--Class B                      18,752            4,725            6,094            7,933
UBS U.S. Large Cap Growth Fund--Class C                      25,725           11,451            5,873            8,401
UBS U.S. Large Cap Growth Fund--Class Y                     178,139           55,574           50,726           71,839
UBS U.S. Large Cap Value Equity Fund--Class A               543,128           19,145          211,954          312,029
UBS U.S. Large Cap Value Equity Fund--Class B               120,462            8,403           69,108           42,951
UBS U.S. Large Cap Value Equity Fund--Class C               114,673            8,031           44,157           62,485
UBS U.S. Large Cap Value Equity Fund--Class Y               104,551           69,577           19,559           15,415
UBS U.S. Small Cap Growth Fund--Class A                     406,266           12,327          121,354          272,585
UBS U.S. Small Cap Growth Fund--Class B                      97,962            2,351           44,503           51,108
UBS U.S. Small Cap Growth Fund--Class C                      73,446            1,751           33,446           38,249
UBS U.S. Small Cap Growth Fund--Class Y                     334,423          109,444          114,628          110,351
UBS Dynamic Alpha Fund--Class A                                  --               --               --               --
UBS Dynamic Alpha Fund--Class B                                 657               --               --              657
UBS Dynamic Alpha Fund--Class C                                  --               --               --               --
UBS Dynamic Alpha Fund--Class Y                                  --               --               --               --
UBS U.S. Bond Fund--Class A                                 238,912           46,010           83,977          108,925
UBS U.S. Bond Fund--Class B                                  25,027            6,276           11,048            7,703
UBS U.S. Bond Fund--Class C                                  17,403            3,644            7,557            6,202
UBS U.S. Bond Fund--Class Y                                 456,879          129,523          158,431          168,925
UBS Absolute Return Bond Fund--Class A                       42,582               --               --           42,582
UBS Absolute Return Bond Fund--Class C                        7,790               --               --            7,790
UBS Absolute Return Bond Fund--Class Y                        5,988               --               --            5,988
UBS High Yield Fund--Class A                                374,631          234,773           84,599           55,259
UBS High Yield Fund--Class B                                 60,412           48,149           10,229            2,034
UBS High Yield Fund--Class C                                 99,494           61,780           22,340           15,374
UBS High Yield Fund--Class Y                                214,464          210,165               --            4,299

Each Fund pays UBS Global Asset Management (US), Inc. a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. Pursuant to a Multiple Services Agreement executed between the Funds and JPMorgan Investor Services, JPMorgan provides certain sub-administration services to the Funds. For the year ended June 30, 2005, the Funds owed and incurred administrative fees as follows:

                                                               ADMINISTRATIVE   ADMINISTRATIVE
FUND                                                             FEES OWED      FEES INCURRED
----                                                           --------------   --------------
UBS Global Allocation Fund                                     $      185,756   $    1,833,762
UBS Global Equity Fund                                                 27,611          336,065
UBS Global Bond Fund                                                    4,610           52,020
UBS International Equity Fund                                           8,097           90,682
UBS U.S. Large Cap Equity Fund                                         22,930          155,504
UBS U.S. Large Cap Growth Fund                                             --            4,793
UBS U.S. Large Cap Value Equity Fund                                    8,343          105,806
UBS U.S. Small Cap Growth Fund                                         15,832          157,455
UBS Dynamic Alpha Fund                                                 46,401          178,520
UBS U.S. Bond Fund                                                      9,061           99,565
UBS Absolute Return Bond Fund                                           7,844           13,925
UBS High Yield Fund                                                     7,263          106,535

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2005 were as follows:

                                                                       UBS GLOBAL ALLOCATION FUND
                                                               --------------------------------------------
                                                                                  NET          CHANGE IN
                                                                  SALES         REALIZED     NET UNREALIZED
AFFILIATES                                       PURCHASES       PROCEEDS      GAIN/(LOSS)        GAIN            VALUE
----------                                      ------------   ------------   ------------   --------------   --------------
UBS Emerging Markets Equity Relationship Fund   $ 40,000,000   $ 73,000,000   $ 34,520,340   $   23,068,408   $  174,159,129
UBS High Yield Relationship Fund                  40,000,000             --             --        2,648,556       59,464,074
UBS Small Cap Equity Relationship Fund            15,000,000             --             --        6,855,378       83,940,992

                                                                          UBS GLOBAL BOND FUND
                                                               --------------------------------------------
                                                                                  NET          CHANGE IN
                                                                  SALES         REALIZED     NET UNREALIZED
AFFILIATES                                       PURCHASES       PROCEEDS      GAIN/(LOSS)        GAIN            VALUE
----------                                      ------------   ------------   ------------   --------------   --------------
UBS U.S. Securitized Mortgage Relationship Fund $  2,775,000   $    750,000   $     28,185   $      426,413   $   12,554,053

                                                                        UBS DYNAMIC ALPHA FUND
                                                               --------------------------------------------
                                                                                  NET          CHANGE IN
                                                                  SALES         REALIZED     NET UNREALIZED
AFFILIATES                                       PURCHASES       PROCEEDS      GAIN/(LOSS)     GAIN/(LOSS)         VALUE
----------                                     -------------   ------------   ------------   --------------   --------------
UBS Emerging Markets Equity Relationship Fund  $  83,614,000   $ 10,000,000   $    430,495   $    4,437,193   $   78,481,689
UBS International Equity Relationship Fund       205,350,000             --             --       (1,631,548)     203,718,452
UBS U.S. Large Cap Equity Relationship Fund      354,850,000             --             --       10,326,961      365,176,960
UBS Small Cap Equity Relationship Fund            66,750,000             --             --        1,382,739       68,132,739
UBS High Yield Relationship Fund                  15,400,000             --             --          389,392       15,789,392

                                                                    UBS ABSOLUTE RETURN BOND FUND
                                                               --------------------------------------------
                                                                                  NET          CHANGE IN
                                                                  SALES         REALIZED     NET UNREALIZED
AFFILIATES                                       PURCHASES       PROCEEDS      GAIN/(LOSS)        GAIN            VALUE
----------                                      ------------   ------------   ------------   --------------   --------------
UBS U.S. Securitized Mortgage Relationship Fund $ 23,000,000             --             --   $       69,766   $   23,069,766

The Funds may invest in shares of the UBS Supplementary Trust--U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from Supplementary Trust are reflected as affiliated interest income in the Statements of Operations. Amounts relating to those investments at June 30, 2005 and for the year then ended were as follows:

                                                                                                             % OF
                                                              SALES         INTEREST                          NET
FUND                                      PURCHASES          PROCEEDS        INCOME            VALUE         ASSETS
----                                   ---------------   ---------------   -----------   ---------------   ---------
UBS Global Allocation Fund             $ 1,933,925,170   $ 1,632,988,778   $ 1,540,558   $   462,136,506       15.21%
UBS Global Equity Fund                      72,939,829        72,734,078        33,913         1,055,690        0.24
UBS Global Bond Fund                        23,801,549        22,218,570        44,927         2,163,203        2.95
UBS International Equity Fund              126,888,085       115,923,810        18,746        18,367,872       14.01
UBS U.S. Large Cap Equity Fund             173,101,544       166,560,934       224,602        13,297,146        3.35
UBS U.S. Large Cap Growth Fund               3,916,367         3,931,776         3,024           139,146        1.93
UBS U.S. Large Cap Value Equity Fund        30,555,560        37,221,569        44,161           944,120        0.70
UBS U.S. Small Cap Growth Fund              84,095,356        80,587,158       159,602         8,103,287        2.94
UBS U.S. Bond Fund                          83,190,677        74,333,899       153,342        11,323,178        7.67
UBS High Yield Fund                         81,700,721        84,577,288        46,171           262,310        0.23

The Funds may invest in shares of the UBS U.S. Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from the Cash Prime are reflected as affiliated interest income in the Statement of Operations. Amounts relating to those investments at June 30, 2005 and for the year ended, were as follows:

                                                                                                             % OF
                                                              SALES         INTEREST                          NET
FUND                                      PURCHASES          PROCEEDS        INCOME            VALUE         ASSETS
----                                   ---------------   ---------------   -----------   ---------------   ---------
UBS Dynamic Alpha Fund                 $   473,311,405   $   434,218,329   $   551,268   $    39,093,077        4.87%
UBS Absolute Return Bond Fund              119,529,704       107,844,808       153,342        11,684,896        8.21

The following Funds have incurred brokerage commissions with an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2005, were as follows:

FUND                                     UBS SECURITIES LLC
----                                     ------------------
UBS Global Allocation Fund                  $  141,550
UBS Global Equity Fund                          30,116
UBS International Equity Fund                    2,713
UBS U.S. Large Cap Equity Fund                  37,362
UBS U.S. Large Cap Growth Fund                     570
UBS U.S. Large Cap Value Equity Fund            19,974
UBS U.S. Small Cap Growth Fund                  15,818

3.   SERVICE AND DISTRIBUTION PLANS

The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each respective class of each of the Funds are as follows:

FUND                                   CLASS A   CLASS B   CLASS C
----                                   -------   -------   -------
UBS Global Allocation Fund                0.25%     1.00%     1.00%
UBS Global Equity Fund                    0.25      1.00      1.00
UBS Global Bond Fund                      0.25      1.00      0.75
UBS International Equity Fund             0.25      1.00      1.00
UBS U.S. Large Cap Equity Fund            0.25      1.00      1.00
UBS U.S. Large Cap Growth Fund            0.25      1.00      1.00
UBS U.S. Large Cap Value Equity Fund      0.25      1.00      1.00
UBS U.S. Small Cap Growth Fund            0.25      1.00      1.00
UBS Dynamic Alpha Fund                    0.25      1.00      1.00
UBS U.S. Bond Fund                        0.25      1.00      0.75
UBS Absolute Return Bond Fund             0.15       N/A      0.50
UBS High Yield Fund                       0.25      1.00      0.75

UBS Global AM also receives the proceeds of the initial sales charges paid upon the purchase of Class A and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At June 30, 2005, certain Funds owed UBS Global AM service and distribution fees, and for the year ended June 30, 2005, certain Funds were informed by UBS Global AM that it had earned sales charges as follows:

                                              SERVICE AND
                                           DISTRIBUTION FEES    SALES CHARGES
FUND                                             OWED              EARNED
----                                       -----------------   --------------
UBS Global Allocation Fund - A                $   323,293       $ 9,351,020
UBS Global Allocation Fund - B                    151,003           271,984
UBS Global Allocation Fund - C                    735,624           180,113
UBS Global Equity Fund - A                         22,675            60,521
UBS Global Equity Fund - B                         90,727           412,199
UBS Global Equity Fund - C                         57,053             4,827
UBS Global Bond Fund - A                            3,649            41,990
UBS Global Bond Fund - B                              961            12,585
UBS Global Bond Fund - C                            1,963             1,494
UBS International Equity Fund - A                   3,070            30,023
UBS International Equity Fund - B                     697             2,041
UBS International Equity Fund - C                   1,521               880
UBS U.S. Large Cap Equity Fund - A                  4,167            35,876
UBS U.S. Large Cap Equity Fund - B                    825             2,529
UBS U.S. Large Cap Equity Fund - C                  1,928               157
UBS U.S. Large Cap Growth Fund - A                    647             7,863
UBS U.S. Large Cap Growth Fund - B                    437               314
UBS U.S. Large Cap Growth Fund - C                    337                --
UBS U.S. Large Cap Value Equity Fund - A           21,934            23,895
UBS U.S. Large Cap Value Equity Fund - B            4,156            29,399
UBS U.S. Large Cap Value Equity Fund - C           14,391             1,234
UBS U.S. Small Cap Growth Fund - A                 22,378            33,961
UBS U.S. Small Cap Growth Fund - B                  7,857            49,928
UBS U.S. Small Cap Growth Fund - C                  7,083             2,153
UBS Dynamic Alpha Fund - A                        101,443         6,675,685
UBS Dynamic Alpha Fund - B                         11,959             4,505
UBS Dynamic Alpha Fund - C                        160,186            24,560
UBS U.S. Bond Fund - A                              7,092             3,464
UBS U.S. Bond Fund - B                              1,495             7,089
UBS U.S. Bond Fund - C                              1,273               106
UBS Absolute Return Bond Fund - A                  11,322           282,758
UBS Absolute Return Bond Fund - C                   6,326               505
UBS High Yield Bond Fund - A                       13,864            61,408
UBS High Yield Bond Fund - B                        3,240            32,369
UBS High Yield Bond Fund - C                        9,570             1,706

4.   REDEMPTION FEES

UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund charge a 1.00% redemption fee if you sell or exchange Class A shares or Class Y shares less than 90 days after the purchase date. This amount is paid to the applicable Funds, not UBS Global AM. The redemption fees are disclosed by each applicable Fund in the Statements of Changes in Net Assets.

5.   TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services, Inc. provided transfer agency and related services to each Fund pursuant to a delegation of authority from PFPC Inc. ("PFPC"), each Fund's transfer agent, and is compensated for these services by PFPC.

For the year ended June 30, 2005, UBS Financial Services, Inc. received total transfer agency and related services fees paid by the Funds to PFPC as follows:

FUND                                   AMOUNT PAID
----                                   -----------
UBS Global Allocation Fund             $   694,346
UBS Global Equity Fund                     308,429
UBS Global Bond Fund                        14,803
UBS International Equity Fund                6,053
UBS U.S. Large Cap Equity Fund               3,427
UBS U.S. Large Cap Growth Fund               1,944
UBS U.S. Large Cap Value Equity Fund        78,415
UBS U.S. Small Cap Growth Fund              50,131
UBS Dynamic Alpha Fund                      30,471
UBS U.S. Bond Fund                           4,939
UBS Absolute Return Bond Fund                  542
UBS High Yield Fund                         73,299

6.   SECURITIES LENDING

The Funds may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Allocation Fund and UBS International Equity Fund loaned securities to certain brokers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in interest bearing securities, which are included in the Schedule of Investments. In addition, the UBS Global Allocation Fund received U.S. Government Agency securities as collateral amounting to $48,614,528, which cannot be resold. The value of loaned securities and related collateral outstanding at June 30, 2005, were as follows:

                                     MARKET          COLLATERAL     MARKET VALUE OF
                                    VALUE OF        RECEIVED FOR       INVESTMENTS
                                   SECURITIES        SECURITIES    OF CASH COLLATERAL
FUND                                 LOANED            LOANED           RECEIVED
----                            ---------------   ---------------  ------------------
UBS Global Allocation Fund      $   214,248,684   $   221,477,689    $   172,863,161
UBS International Equity Fund        16,517,523        17,300,724         17,300,724

7.   LINE OF CREDIT

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a 364-day $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing plus 0.50%. The Trust has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility in the amount of

0.09% per annum on the average daily balance of the line of credit not utilized. The average borrowings under the agreement for the year ended June 30, 2005, were as follows:

                                                                           AVERAGE      NUMBER OF DAYS    INTEREST
FUND                                                                     BORROWINGS       OUTSTANDING       PAID
----                                                                   --------------   --------------   ----------
UBS Global Allocation Fund                                              $ 14,737,114           7          $ 9,082
UBS Global Equity Fund                                                     1,683,270           4              514
UBS Global Bond Fund                                                       1,155,500           4              353
UBS International Equity Fund                                              3,595,000           1              331
UBS U.S. Bond Fund                                                         8,279,485           5            3,176
UBS High Yield Fund                                                        5,641,780          10            3,680

8.   PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2005, aggregate purchases and sales of portfolio securities, excluding short-term investments and U.S. government securities, were as follows:

                                                                                                       SALES
FUND                                                                             PURCHASES           PROCEEDS
----                                                                          ---------------     ---------------
UBS Global Allocation Fund                                                    $ 2,138,816,243     $ 1,432,357,116
UBS Global Equity Fund                                                            164,004,940         206,492,086
UBS Global Bond Fund                                                               52,765,906          46,621,745
UBS International Equity Fund                                                      95,216,470          84,821,557
UBS U.S. Large Cap Equity Fund                                                    268,885,295          63,725,220
UBS U.S. Large Cap Growth Fund                                                      9,341,766           9,177,767
UBS U.S. Large Cap Value Equity Fund                                               67,130,952          88,002,928
UBS U.S. Small Cap Growth Fund                                                    145,257,491         102,177,914
UBS Dynamic Alpha Fund                                                            725,964,000          10,000,000
UBS U.S. Bond Fund                                                                 90,697,261          86,104,939
UBS Absolute Return Bond Fund                                                     136,323,410          14,834,952
UBS High Yield Fund                                                                83,331,544         112,502,830

For the year ended June 30, 2005, aggregate purchases and sales of long-term U.S. government securities were as follows:

                                                                                                       SALES
FUND                                                                             PURCHASES           PROCEEDS
----                                                                          ---------------     ---------------
UBS Global Allocation Fund                                                     $ 625,502,442       $ 579,208,157
UBS Global Bond Fund                                                              26,096,762          26,139,740
UBS Dynamic Alpha Fund                                                            20,216,652          20,214,366
UBS U.S. Bond Fund                                                               157,069,506         140,837,619

9.   REORGANIZATION

At the close of business November 7, 2003, UBS U.S.Small Cap Growth Fund ("Acquiring Fund") acquired the assets and liabilities of UBS Enhanced Nasdaq-100 Fund ("Acquired Fund") by effecting a taxable reorganization whereby shares of the Acquiring Fund were exchanged for those of the Acquired Fund pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. Net assets and other data as of the reorganization date were as follows:

                                            UBS ENHANCED                   UBS U.S.
                                             NASDAQ-100                   SMALL CAP
                                                FUND                      GROWTH FUND   NET UNREALIZED
                                               SHARES        ACQUIRED       SHARES       APPRECIATION
FUND ACQUIRED                                EXCHANGED      NET ASSETS      ISSUED      (DEPRECIATION)
-------------                               ------------   ------------   -----------   --------------
UBS Enhanced NASDAQ-100 Fund
Class A                                          771,863   $  9,615,448    3,384,317     $ (1,446,402)
Class B                                          983,469     12,098,521    1,131,138          (74,255)
Class C                                          748,037      9,185,495      852,149        1,721,997
Class Y                                           50,567        640,425    6,122,472         (201,339)
                                                           ------------
Total Net Assets                                           $ 31,539,889
                                                           ------------

UBS U.S. Small Cap Growth Fund's net assets immediately before the reorganization were $112,531,458.

At the close of business November 7, 2003, UBS U.S. Large Cap Value Equity Fund ("Acquiring Fund") acquired the assets and liabilities of UBS Financial Sector Fund, Inc. ("Acquired Fund ") by effecting a tax-free reorganization whereby shares of the Acquiring Fund were exchanged for those of the Acquired Fund pursuant to a plan of reorganization approved by the Board of Directors and shareholders of the Acquired Fund. Net assets and other data as of the reorganization date were as follows:

                                           UBS FINANCIAL                   UBS U.S.
                                               SECTOR                       VALUE
                                             FUND, INC.                  EQUITY FUND   NET UNREALIZED
                                               SHARES       ACQUIRED        SHARES      APPRECIATION
FUND ACQUIRED                                EXCHANGED     NET ASSETS       ISSUED     (DEPRECIATION)
-------------                              -------------  -------------   -----------   --------------
UBS Financial Sector Fund, Inc
Class A                                        9,306,444  $  93,138,892    9,458,007   $  37,107,129
Class B                                        3,080,643     30,423,510    3,167,885      (8,254,747)
Class C                                        1,891,918     18,702,929    2,002,831      (4,595,754)
Class Y                                          100,566      1,009,363      698,623        (856,437)
                                                          -------------
Total Net Assets                                          $ 143,274,694
                                                          -------------

UBS U.S. Large Cap Value Equity Fund's net assets immediately before the reorganization were $9,477,451.

The pre-merger activity of the acquired funds are not reflected in the Statements of Operations or Changes in Net Assets and the financial highlights.

10.  FEDERAL INCOME TAXES

It is the Fund's policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds intend to meet the requirements of the Code applicable to regulated investment companies, therefore, no federal income tax provision was required.

At June 30, 2005, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future net capital gains through the indicated expiration dates:

                                             EXPIRATION      EXPIRATION     EXPIRATION     EXPIRATION     EXPIRATION    EXPIRATION
                                                 DATE           DATE           DATE           DATE           DATE          DATE
FUND                                        JUNE 30, 2008  JUNE 30, 2009  JUNE 30, 2010  JUNE 30, 2011  JUNE 30, 2012  JUNE 30, 2013
----                                        -------------  -------------  -------------  -------------  -------------  -------------
UBS Global Bond Fund                                --       $ 414,186              --              --            --           --
UBS U.S. Large Cap Growth Fund                      --              --    $  1,009,544    $  1,745,070    $  603,775           --
UBS U.S. Large Cap Value Equity Fund         $ 355,937+         83,503+        273,335+             --            --           --
UBS U.S. Bond Fund                                  --         404,247              --              --    $  614,333      140,847

At June 30, 2005, the UBS Global Equity Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

 EXPIRATION DATE  EXPIRATION DATE  EXPIRATION DATE  EXPIRATION DATE  EXPIRATION DATE
  JUNE 30, 2007    JUNE 30, 2008    JUNE 30, 2009    JUNE 30, 2010    JUNE 30, 2011
 ---------------  ---------------  ---------------  ---------------  ---------------
 $ 43,655,508++   $ 143,090,067++  $ 389,124,210++  $ 253,636,661++    $ 4,283,846

At June 30, 2005, the UBS High Yield Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

 EXPIRATION DATE  EXPIRATION DATE  EXPIRATION DATE  EXPIRATION DATE  EXPIRATION DATE EXPIRATION DATE EXPIRATION DATE EXPIRATION DATE
  JUNE 30, 2006    JUNE 30, 2007    JUNE 30, 2008    JUNE 30, 2009    JUNE 30, 2010   JUNE 30, 2011   JUNE 30, 2012   JUNE 30, 2013
 ---------------  ---------------  ---------------  ---------------  --------------- --------------- --------------- ---------------
 $ 11,387,957+++  $ 18,661,457+++  $ 98,009,332+++  $ 23,205,714+++    $ 6,612,767    $ 37,425,637    $ 15,791,570    $ 11,067,780

+ Due to merger with UBS U.S. Large Cap Equity Fund, utilization of capital loss carryforwards in susequent years may be limited.

++ Due to merger with UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.

+++ Due to merger with Paine Webber High Income Fund, utilization of capital loss carryforwards in subsequent years may be limited.

For the fiscal year ended June 30, 2005, The following Funds utilized capital loss carryforwards to offset current year realized gains:

UBS Global Equity Fund                                                                             $  37,823,282
UBS Global Bond Fund                                                                                     794,355
UBS International Equity Fund                                                                         10,745,480
UBS U.S. Large Cap Growth Fund                                                                           255,849
UBS U.S. Large Cap Value Equity Fund                                                                     433,552

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2005, the following Funds incurred, and elected to defer, losses of the following:

                                                                                          NET             NET
                                                                                        CAPITAL        CURRENCY
FUND                                                                                     LOSSES         LOSSES
----                                                                                  -----------    -----------
UBS Global Allocation Fund                                                                     --    $ 3,858,607
UBS International Equity Fund                                                                  --        172,484
UBS Dynamic Alpha Fund                                                                $ 3,920,974             --
UBS U.S. Bond Fund                                                                        187,197             --
UBS Absolute Return Bond Fund                                                             448,931             --
UBS High Yield Fund                                                                    21,849,116             --

The tax character of distributions paid during the fiscal years ended June 30, 2005, and 2004, were as follows:

                                                                 2005                                        2004
                                            -------------------------------------------  -------------------------------------------
                                            DISTRIBUTIONS  DISTRIBUTIONS                 DISTRIBUTIONS  DISTRIBUTIONS
                                              PAID FROM    PAID FROM NET      TOTAL        PAID FROM    PAID FROM NET      TOTAL
                                              ORDINARY       LONG-TERM    DISTRIBUTIONS     ORDINARY      LONG-TERM    DISTRIBUTIONS
FUND                                           INCOME      CAPITAL GAINS      PAID           INCOME     CAPITAL GAINS      PAID
----                                        -------------  -------------  -------------  -------------  -------------  -------------
UBS Global Allocation Fund                  $  61,142,280  $  26,432,523  $  87,574,803  $  13,269,985            --   $  13,269,985
UBS Global Equity Fund                                 --             --             --      4,891,206            --       4,891,206
UBS Global Bond Fund                            3,630,892             --      3,630,892      4,828,141            --       4,828,141
UBS International Equity Fund                   1,435,132             --      1,435,132      2,715,721            --       2,715,721
UBS U.S. Large Cap Equity Fund                  1,656,696      5,535,537      7,192,233      1,535,536            --       1,535,536
UBS U.S. Large Cap Value Equity Fund            3,247,492     21,462,799     24,710,291        184,418            --         184,418
UBS U.S. Large Cap Growth Fund                         --             --             --             --            --              --
UBS U.S. Small Cap Growth Fund                         --      3,161,183      3,161,183             --    $  398,372         398,372
UBS Dynamic Alpha Fund                                 --             --             --            N/A           N/A             N/A
UBS U.S. Bond Fund                              5,675,397             --      5,675,397      5,180,925            --       5,180,925
UBS Absolute Return Bond Fund                     354,913             --        354,913            N/A           N/A             N/A
UBS High Yield Fund                            11,449,763             --     11,449,763     14,243,424            --      14,243,424

At June 30, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                        UNDISTRIBUTED  UNDISTRIBUTED    ACCUMULATED    UNREALIZED
                                                                          LONG-TERM      ORDINARY       CAPITAL AND   APPRECIATION/
FUND                                                                     CAPITAL GAIN     INCOME       OTHER LOSSES   (DEPRECIATION)
----                                                                    -------------  -------------  --------------  --------------
UBS Global Allocation Fund                                              $  92,009,680  $  45,702,439  $   (3,858,607) $ (11,959,655)
UBS Global Equity Fund                                                             --      2,158,106    (833,790,292)    (4,119,500)
UBS Global Bond Fund                                                               --      1,511,793        (414,186)      (210,049)
UBS International Equity Fund                                               1,781,678      1,513,135        (172,484)      (767,987)
UBS U.S. Large Cap Equity Fund                                              1,758,506      3,861,079              --     (2,105,462)
UBS U.S. Large Cap Growth Fund                                                     --          5,078      (3,358,389)       (36,916)
UBS U.S. Large Cap Value Equity Fund                                        7,211,571      2,027,200        (712,775)    (1,203,323)
UBS U.S. Small Cap Growth Fund                                             10,916,228         92,395              --     (1,462,005)
UBS Dynamic Alpha Fund                                                             --      2,505,585      (3,920,974)    (2,214,142)
UBS U.S. Bond Fund                                                                 --        104,673      (1,346,624)        (3,191)
UBS Absolute Return Bond Fund                                                      --      1,665,767        (448,931)       130,651
UBS High Yield Fund                                                                --        202,420    (244,011,330)       (66,426)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2005, were as follows:

                                                                                ACCUMULATED
                                                                               UNDISTRIBUTED      ACCUMULATED
                                                                               NET INVESTMENT    NET REALIZED       BENEFICIAL
FUND                                                                           INCOME (LOSS)      GAIN (LOSS)        INTEREST
----                                                                           --------------   --------------   ----------------
UBS Global Allocation Fund                                                     $   15,433,962   $  (29,915,118)  $     14,481,156
UBS Global Equity Fund                                                                423,027         (534,440)           111,413
UBS Global Bond Fund                                                                1,622,666       (1,622,666)                --
UBS International Equity Fund                                                         332,397         (332,397)                --
UBS U.S. Large Cap Equity Fund                                                             --               --                 --
UBS U.S. Large Cap Growth Fund                                                             --               --                 --
UBS U.S. Large Cap Value Equity Fund                                                       --         (182,769)           182,769
UBS U.S. Small Cap Growth Fund                                                      1,742,620       (1,771,784)            29,164
UBS Dynamic Alpha Fund                                                              4,529,520       (4,960,015)           430,495
UBS U.S. Bond Fund                                                                    657,074         (657,074)                --
UBS Absolute Return Bond Fund                                                       1,076,898       (1,076,898)                --
UBS High Yield Fund                                                                   104,859        9,984,164        (10,089,023)

These differences are primarily due to tax treatment of foreign currency transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income and adjustments for certain debt obligations.

11.  SHARES OF BENEFICIAL INTEREST

For the year ended June 30, 2005, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS GLOBAL ALLOCATION FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                           SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        -----------  -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold              69,033,054  $ 901,176,727   4,887,986  $  62,268,212  30,536,574  $ 391,636,475   9,025,992  $ 120,041,312
Shares Repurchased      (25,752,268)  (336,025,571) (1,775,385)   (22,618,913) (7,634,229)   (97,678,242) (4,549,745)   (60,500,742)
Shares Converted from
   Class B to Class A     2,058,238     26,884,109  (2,096,843)   (26,884,109)         --             --          --             --
Dividends Reinvested      3,245,207     42,774,132     435,192      5,648,829   1,736,469     22,554,243     790,799     10,549,257
                         ----------  -------------   ---------  -------------  ----------  -------------   ---------  -------------
Net Increase(Decrease)   48,584,231  $ 634,809,397   1,450,950  $  18,414,019  24,638,814  $ 316,512,476   5,267,046  $  70,089,827
                         ==========  =============   =========  =============  ==========  =============   =========  =============

UBS GLOBAL EQUITY FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                           SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        -----------  -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold                 894,976  $   9,923,996     128,544  $   1,408,467     244,264  $   2,689,476   4,834,174  $  55,242,625
Shares Repurchased       (2,676,088)   (29,650,038) (3,431,230)   (37,526,341) (2,189,686)   (23,935,439) (2,142,827)   (24,384,169)
Shares Converted from
   Class B to Class A        98,506      1,118,102    (100,459)    (1,118,102)         --             --          --             --
                         ----------  -------------  ----------  -------------  ----------  -------------   ---------  -------------
Net Increase(Decrease)   (1,682,606) $ (18,607,940) (3,403,145) $ (37,235,976) (1,945,422) $ (21,245,963)  2,691,347  $  30,858,456
                         ==========  =============  ==========  =============  ==========  =============   =========  =============

UBS GLOBAL BOND FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold                779,454   $   7,873,101      26,285  $     266,491      67,803  $     708,589   1,912,428  $  21,397,026
Shares Repurchased        (663,537)     (6,662,877)    (37,800)      (382,415)   (114,205)    (1,158,206) (1,089,043)   (12,141,042)
Shares Converted from
   Class B to Class A       31,671         315,713     (31,632)      (315,713)         --             --          --             --
Dividends Reinvested        70,787         720,661       4,801         49,041      10,279        104,558     219,180      2,456,745
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Increase(Decrease)     218,375   $   2,246,598     (38,346) $    (382,596)    (36,123) $    (345,059)  1,042,565  $  11,712,729
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

UBS INTERNATIONAL EQUITY FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold                971,771   $   9,123,414      47,847  $     442,038      60,935  $     554,593   3,579,796  $  33,764,818
Shares Repurchased        (327,691)     (3,095,147)    (23,780)      (222,508)    (25,220)      (220,443) (3,533,605)   (32,656,863)
Shares Converted from
   Class B to Class A       26,666         249,695     (27,040)      (249,695)         --             --          --             --
Dividends Reinvested        12,425         118,283         681          6,407       1,315         12,319     131,730      1,260,658
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Increase(Decrease)     683,171   $   6,396,245      (2,292) $     (23,758)     37,030  $     346,469     177,921  $   2,368,613
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

UBS U.S. LARGE CAP EQUITY FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold              1,141,152   $  19,359,581      24,505  $     396,959      51,504  $     833,269  13,930,423  $ 237,587,472
Shares Repurchased        (179,593)     (2,974,111)    (29,181)      (474,059)    (14,719)      (241,240) (2,686,007)   (45,165,916)
Shares Converted from
   Class B to Class A       13,887         228,126     (14,138)      (228,126)         --             --          --             --
Dividends Reinvested        20,364         345,579       1,917         32,050       3,177         53,085     357,650      6,115,822
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Increase(Decrease)     995,810   $  16,959,175     (16,897) $    (273,176)     39,962  $     645,114  11,602,066  $ 198,537,378
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

UBS U.S. LARGE CAP GROWTH FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold                175,753   $   1,392,107      50,709  $     394,989      24,218  $     186,891     164,709  $   1,324,735
Shares Repurchased         (93,780)       (717,925)    (15,315)      (117,501)    (30,467)      (236,018)   (243,604)    (1,899,270)
Shares Converted from
   Class B to Class A        9,816          78,183     (10,038)       (78,183)         --             --          --             --
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Increase(Decrease)      91,789   $     752,365      25,356  $     199,305      (6,249) $     (49,127)    (78,895) $    (574,535)
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

UBS U.S. LARGE CAP VALUE EQUITY FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold                366,374   $   4,029,657      55,554  $     603,214      41,749  $     447,686     285,132  $   3,076,338
Shares Repurchased      (2,237,107)    (23,806,916)   (384,823)    (4,197,986)   (428,096)    (4,522,736)   (221,110)    (2,345,027)
Shares Converted from
   Class B to Class A      624,918       6,727,286    (635,303)    (6,727,286)         --             --          --             --
Dividends Reinvested     1,659,438      17,009,142     124,814      1,261,871     284,859      2,879,919      80,994        831,812
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Increase(Decrease)     413,622   $   3,959,169    (839,758) $  (9,060,187)   (101,488) $  (1,195,131)    145,016  $   1,563,123
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

UBS U.S. SMALL CAP GROWTH FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold              4,308,097   $  54,568,362      35,832  $     441,849      47,561  $     578,491   5,363,965  $  71,157,347
Shares Repurchased      (2,262,684)    (28,745,706)   (238,254)    (2,944,023)   (193,865)    (2,399,019) (2,178,148)   (28,035,910)
Shares Converted from
   Class B to Class A       46,741         580,950     (47,761)      (580,950)         --            --           --             --
Dividends Reinvested        71,937         967,560      12,117        159,219      10,789       141,660      106,806      1,464,308
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Increase(Decrease)   2,164,091   $  27,371,166    (270,316) $  (2,923,905)   (135,515) $  (1,678,868)  3,292,623  $  44,585,745
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

UBS DYNAMIC ALPHA FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold             57,910,258   $ 583,108,170   1,569,610  $  15,948,744  20,860,891  $ 209,686,120   5,508,507  $  55,539,965
Shares Repurchased      (6,258,676)    (62,973,914)   (131,467)    (1,160,653)   (945,181)    (9,516,375)    (14,678)      (148,572)
Shares Converted from
   Class B to Class A       16,030         162,127     (16,061)      (162,127)         --             --          --             --
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Increase            51,667,612   $ 520,296,383   1,422,082  $  14,625,964  19,915,710  $ 200,169,745   5,493,829  $  55,391,393
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

UBS U.S. BOND FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold                894,623   $   9,585,427      31,772  $     341,139      18,559  $     199,401   4,147,305  $  44,475,902
Shares Repurchased        (773,845)     (8,288,955)    (62,690)      (673,669)    (39,043)      (418,111) (2,769,582)   (29,708,217)
Shares Converted from
   Class B to Class A       15,385         164,785     (15,379)      (164,785)         --             --          --             --
Dividends Reinvested        83,877         897,890       3,740         40,085       5,464         58,494     395,026      4,231,597
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Increase(Decrease)     220,040   $   2,359,147     (42,557) $    (457,230)    (15,020) $    (160,216)  1,772,749  $  18,999,282
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

UBS ABSOLUTE RETURN BOND FUND

                                  CLASS A                    CLASS C                    CLASS Y
                        --------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------
Shares Sold             11,110,087   $ 111,075,747   1,788,810  $  17,882,149   1,999,998  $  19,999,975
Shares Repurchased        (575,116)     (5,750,561)    (90,869)      (908,477)         --             --
Dividends Reinvested        23,777         237,297       2,978         29,722       4,488         44,795
                        ----------   -------------  ----------  -------------   ---------  -------------
Net Increase            10,558,748   $ 105,562,483   1,700,919  $  17,003,394   2,004,486  $  20,044,770
                        ==========   =============  ==========  =============   =========  =============

UBS HIGH YIELD FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold              1,902,920   $  13,792,311      51,129  $     372,922     217,672  $   1,570,720   3,798,542  $  27,460,685
Shares Repurchased      (3,697,510)    (26,810,731)   (267,704)    (1,775,628)   (631,495)    (4,603,207) (6,824,874)   (49,884,542)
Shares Converted from
   Class B to Class A      387,287       2,817,173    (364,987)    (2,817,173)         --             --          --             --
Dividends Reinvested       464,062       3,364,084      23,303        168,577      91,108        659,270     479,895      3,488,674
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Increase(Decrease)    (943,241)  $  (6,837,163)   (558,259) $  (4,051,302)   (322,715) $  (2,373,217) (2,546,437) $ (18,935,183)
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

For the year ended June 30, 2004, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS GLOBAL ALLOCATION FUND

                                 CLASS A                    CLASS B                    CLASS C                     CLASS Y
                       --------------------------  -------------------------  -------------------------   -------------------------
                          SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
                       ----------   -------------  ----------  -------------  ----------  -------------   ----------  -------------
Shares Sold            64,841,376   $ 771,649,248   9,368,229  $ 109,114,997  34,837,342  $ 405,152,193    8,013,540  $  96,284,650
Shares Repurchased    (10,778,674)   (129,489,601) (1,478,822)   (17,242,894) (3,697,764)   (43,352,522)  (5,072,682)   (59,577,632)
Shares Converted from
   Class B to Class A      17,053         212,390     (17,304)      (212,390)         --             --           --             --
Dividends Reinvested      464,731       5,548,907      70,439        829,767     264,867      3,122,784      202,869      2,446,598
                       ----------   -------------  ----------  -------------  ----------  -------------  -----------  -------------
Net Increase           54,544,486   $ 647,920,944   7,942,542  $  92,489,480  31,404,445  $ 364,922,455    3,143,727  $  39,153,616
                       ==========   =============  ==========  =============  ==========  =============  ===========  =============

UBS GLOBAL EQUITY FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                       --------------------------  -------------------------  -------------------------  --------------------------
                         SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                       ----------   -------------  ----------  -------------  ----------  -------------  -----------  -------------
Shares Sold             2,422,308   $  23,475,971     263,939  $   2,617,886     216,713  $   2,167,175   9,113,553   $  88,053,616
Shares Repurchased     (5,339,601)    (52,291,281) (3,754,027)   (36,891,178) (2,939,249)   (28,846,302) (5,457,481)    (56,220,029)
Shares Converted from
   Class B to Class A      16,558         172,521     (16,742)      (172,521)         --             --          --              --
Dividends Reinvested      124,613       1,259,846     121,113      1,212,343      76,616        764,619     116,889       1,196,944
                       ----------   -------------  ----------  -------------  ----------  -------------  -----------  -------------
Net Increase(Decrease) (2,776,122)  $ (27,382,943) (3,385,717) $ (33,233,470) (2,645,920) $ (25,914,508)  3,772,961   $  33,030,531
                       ==========   =============  ==========  =============  ==========  =============  ===========  =============

UBS GLOBAL BOND FUND

                                 CLASS A                    CLASS B                    CLASS C                      CLASS Y
                       --------------------------  -------------------------  -------------------------  --------------------------
                         SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
                       ----------   -------------  ----------  -------------  ----------  -------------  -----------  -------------
Shares Sold             1,046,908   $  10,737,328      79,135  $     804,290      91,510  $     918,969    3,216,552  $  35,901,499
Shares Repurchased       (810,687)     (8,238,128)    (85,358)      (867,095)    (69,151)      (696,421)  (2,867,578)   (31,785,235)
Shares Converted from
   Class B to Class A      20,105         205,268     (20,085)      (205,268)         --             --           --             --
Dividends Reinvested       85,913         868,518      10,533        106,625      15,372        155,154      258,759      2,866,034
                       ----------   -------------  ----------  -------------  ----------  -------------  -----------  -------------
Net Increase(Decrease)    342,239   $   3,572,986     (15,775) $    (161,448)     37,731  $     377,702      607,733  $   6,982,298
                       ==========   =============  ==========  =============  ==========  =============  ===========  =============

UBS INTERNATIONAL EQUITY FUND

                                  CLASS A                    CLASS B                    CLASS C                      CLASS Y
                       --------------------------  -------------------------  -------------------------  --------------------------
                         SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
                       ----------   -------------  ----------  -------------  ----------  -------------  -----------  -------------
Shares Sold             1,333,420   $  10,535,620      59,858  $     486,242     197,097  $   1,605,427   12,031,210  $  95,066,857
Shares Repurchased       (882,205)     (6,742,523)    (13,934)      (109,390)    (99,010)      (821,150) (13,559,941)  (104,041,605)
Shares Converted from
   Class B to Class A       2,067          17,341      (2,092)       (17,341)         --             --           --             --
Dividends Reinvested       13,040         106,895       1,406         11,433       2,438         19,771      304,251      2,506,952
                       ----------   -------------  ----------  -------------  ----------  -------------  -----------  -------------
Net Increase(Decrease)    466,322   $   3,917,333      45,238  $     370,944     100,525  $     804,048   (1,224,480) $  (6,467,796)
                       ==========   =============  ==========  =============  ==========  =============  ===========  =============

UBS U.S. LARGE CAP EQUITY FUND

                                 CLASS A                    CLASS B                    CLASS C                      CLASS Y
                       --------------------------  -------------------------  -------------------------  --------------------------
                         SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
                       ----------   -------------  ----------  -------------  ----------  -------------  -----------  -------------
Shares Sold               163,425   $   2,527,329      51,141  $     757,699      50,769  $     729,594    4,012,064  $  61,668,516
Shares Repurchased        (34,801)       (522,243)     (7,798)      (120,732)    (24,118)      (344,284)  (1,861,109)   (28,437,025)
Shares Converted from
   Class B to Class A      13,747         209,919     (13,945)      (209,919)         --             --           --             --
Dividends Reinvested        3,038          46,600         396          5,998         553          8,372       85,844      1,325,429
                       ----------   -------------  ----------  -------------  ----------  -------------  -----------  -------------
Net Increase              145,409   $   2,261,605      29,794  $     433,046      27,204  $     393,682    2,236,799  $  34,556,920
                       ==========   =============  ==========  =============  ==========  =============  ===========  =============

UBS U.S. LARGE CAP GROWTH FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold                183,341   $   1,320,185      19,285  $     130,574      34,172  $     249,647     294,474  $   2,144,735
Shares Repurchased         (71,381)       (508,947)    (23,619)      (166,741)    (19,221)      (142,483)   (147,622)    (1,107,330)
Shares Converted from
   Class B to Class A        1,196           9,322      (1,215)        (9,322)         --             --          --             --
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Increase(Decrease)     113,156   $     820,560      (5,549) $     (45,489)     14,951  $     107,164     146,852  $   1,037,405
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

UBS U.S. LARGE CAP VALUE EQUITY FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold              9,471,490   $  94,872,481   3,166,443  $  31,303,438   1,978,857  $  19,640,767     345,284  $   3,522,730
Shares Repurchased      (1,327,756)    (14,305,692)   (476,389)    (5,037,643)   (315,498)    (3,347,983)   (457,039)    (4,788,661)
Shares Converted from
   Class B to Class A    1,422,789      15,504,956  (1,443,512)   (15,504,956)         --             --          --             --
Dividends Reinvested        12,989         137,814       1,051         11,007         526          5,513         619          6,589
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Increase(Decrease)   9,579,512   $  96,209,559   1,247,593  $  10,771,846   1,663,885  $  16,298,297    (111,136) $  (1,259,342)
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

UBS U.S. SMALL CAP GROWTH FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold              6,574,820   $  79,682,848   1,093,902  $  13,388,030     898,082  $  11,020,360   6,106,167  $  74,590,383
Shares Repurchased      (1,656,216)    (20,308,345)   (210,033)    (2,540,767)   (189,100)    (2,320,081) (2,803,075)   (34,769,087)
Shares Converted from
   Class B to Class A       41,015         506,429     (41,690)      (506,429)         --             --          --             --
Dividends Reinvested         7,174          88,533       3,034         36,899       2,225         27,032      16,584        208,127
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Increase             4,966,793   $  59,969,465     845,213  $  10,377,733     711,207  $   8,727,311   3,319,676  $  40,029,423
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

UBS U.S. BOND FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold              1,225,634   $  13,169,422     142,697  $   1,557,618      66,970  $     715,096   4,730,090  $  51,186,011
Shares Repurchased      (1,232,450)    (13,259,217)   (242,536)    (2,620,051)   (152,513)    (1,638,269) (3,776,541)   (40,559,098)
Shares Converted from
   Class B to Class A       44,765         484,515     (44,819)      (484,515)         --             --          --             --
Dividends Reinvested        85,689         919,891       5,701         61,132       5,292         56,695     332,413      3,568,538
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net Increase(Decrease)     123,638   $   1,314,611    (138,957) $  (1,485,816)    (80,251) $    (866,478)  1,285,962  $  14,195,451
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

UBS HIGH YIELD FUND

                                  CLASS A                    CLASS B                    CLASS C                     CLASS Y
                        --------------------------  -------------------------  -------------------------  -------------------------
                          SHARES         AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Shares Sold              5,535,038   $  38,224,758     174,686  $   1,224,503     391,859  $   2,746,770   4,653,189  $  32,636,437
Shares Repurchased      (7,379,532)    (51,323,858)   (477,082)    (3,360,363)   (798,716)    (5,644,297) (9,049,563)   (64,087,774)
Shares Converted from
   Class B to Class A      556,500       3,895,932    (556,713)    (3,895,932)         --             --          --             --
Dividends Reinvested       404,716       2,837,990      48,387        339,097     108,789        764,102     715,996      5,056,124
                        ----------   -------------  ----------  -------------  ----------  -------------  ----------  -------------
Net (Decrease)            (883,278)  $  (6,365,178)   (810,722) $  (5,692,695)   (298,068) $  (2,133,425) (3,680,378) $ (26,395,213)
                        ==========   =============  ==========  =============  ==========  =============  ==========  =============

    THE UBS FUNDS -- REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The UBS Funds

We have audited the accompanying statements of assets and liabilities of The UBS Funds (comprising UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Dynamic Alpha Fund, UBS U.S. Bond Fund, UBS Absolute Return Bond Fund, and UBS High Yield Fund) (collectively the "Funds"), including the schedules of investments, as of June 30, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The UBS Funds at June 30, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                            /s/ Ernst & Young LLP


New York, New York
August 16, 2005

                THE UBS FUNDS -- GENERAL INFORMATION (UNAUDITED)

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds will file their complete schedule of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647-1568.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the 12-month period ended June 30, 2005, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

       THE UBS FUNDS -- BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on May 26, 2005 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS U.S. Bond Fund, UBS High Yield Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund and UBS International Equity Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel on May 25, 2005 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Analytical Services, Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings and other issues related to the continuation of the Advisory Agreements.

     At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

NATURE, EXTENT AND QUALITY OF SERVICES In considering the nature, extent and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients. The Board also evaluated the Advisor's portfolio management process and reviewed the information concerning the process that had been provided by the Advisor in advance of the Meeting. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

     The Board also noted and discussed the services that the Advisor's affiliates provide to the Funds under other agreements with the Trust including underwriting services and administration services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations and Rule 12b-1 fees, among others. The Board also discussed the compliance program for the Advisor and its affiliates, including the Advisor's compliance with its code of ethics, trade allocation procedures and best execution procedures. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

PERFORMANCE In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. In reviewing the Lipper Reports, the Board noted that most of the Funds had appeared in one of the top two performance quintiles for most performance periods. In the case of UBS Global Bond Fund, which had appeared in the fourth performance quintile for the one-year period, in response to the Board's inquiry, the Advisor explained that the UBS Global Bond Fund utilized different duration strategies than many of the funds in its peer universe, which affected its relative performance for the one-year period. The Board did note that the UBS Global Bond Fund appeared in one of the top two performance quintiles for the three-, five-, and ten-year performance periods. After analyzing the performance for each Fund, the Board determined that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund and the expectations of the shareholder base.

COSTS AND EXPENSES When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis. In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate and total expenses for most Funds were comparable to the funds in their respective Lipper expense groups.

     The Board did note that the management fee for the UBS Global Allocation Fund was higher than many funds in its Lipper expense group on both an actual and contractual basis, which led the Board to discuss this Fund's management fee at some length with the Advisor. The Advisor explained that due to the recent significant asset growth of the UBS Global Allocation Fund, the effective management fee, taking into consideration breakpoints, was, in fact, several basis points lower at the time of the Meeting than the management fee as it appeared in the Lipper Report, which was based on the Fund's most recently completed fiscal year. The Board noted that, nonetheless, due to the UBS Global Allocation Fund's significant asset growth in the past year, the Fund had reached the final breakpoint level in its management fee breakpoint schedule. At the request of the Board, the Advisor agreed to revise the UBS Global Allocation Fund's management fee breakpoint schedule to include an additional breakpoint for assets over $3 billion, which the Board believed should result in the Fund's management fee being more comparable with its peers. The Board also noted that the management fee for the UBS U.S. Large Cap Equity Fund, on both an actual and contractual basis, was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, determined that the UBS U.S. Large Cap Equity Fund's management fee was reasonable considering that it was not appreciably higher than the Lipper expense group median and the Fund's performance was in the first quintile in its Lipper performance universe for all performance periods. With respect to each Fund subject to a one-year contractual expense limit, the Board also considered that the Advisor had agreed to renew the expense limit arrangement at the current rate for an additional one-year period.

     The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

PROFITABILITY The Board considered the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to:
(i) the investment advisory and administration services provided by the Advisor and UBS Global AM (US); (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the sub-transfer agency services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US) and UBS Financial Services shown on a consolidated basis. The Board paid specific attention to the cost allocation methodology used in the profitability analysis and determined that the methodology used was reasonable. A considerable amount of time was spent discussing the profitability to the Advisor of the UBS Global Allocation Fund and the increase in profitability since the previous year. In reviewing the Advisor's profitability for the UBS Global Allocation Fund, the Board considered that the Advisor had agreed to include an additional breakpoint level in the management fee of the Fund, which could decrease the profitability of this Fund to the Advisor in the future. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

ECONOMIES OF SCALE The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board noted that with respect to each Fund, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that with the inclusion of the additional breakpoint level for the UBS Global Allocation Fund agreed to at the Meeting, each Fund had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

     After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

                   TRUSTEE & OFFICER INFORMATION (UNAUDITED)

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647-1568.

NON-INTERESTED TRUSTEES:

                                       TERM OF
                                      OFFICE +
                                         AND
                        POSITION(S)   LENGTH OF                              NUMBER OF PORTFOLIOS
                         HELD WITH      TIME      PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX           OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     TRUST       SERVED       DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
----------------------  -----------  -----------  -----------------------  -------------------------  -------------------------
Walter E. Auch; 84      Trustee      Since 1994   Mr. Auch is retired      Mr. Auch is a trustee of   Mr. Auch is a Trustee of
6001 N. 62nd Place                                (since 1986).            three investment           Advisors Series Trust (16
Paradise Valley, AZ                                                        companies (consisting of   portfolios); Smith Barney
85253                                                                      41 portfolios) for which   Fund Complex (27
                                                                           UBS Global AM or one of    portfolios); Nicholas
                                                                           its affiliates serves as   Applegate Institutional
                                                                           investment advisor,        Funds (19 portfolios).
                                                                           sub-advisor or manager.

Frank K. Reilly; 69     Chairman     Since 1994   Mr. Reilly is a          Mr. Reilly is a director   Mr. Reilly is a Director
Mendoza College of      and                       Professor at the         or trustee of four         of Discover Bank; Morgan
Business                Trustee                   University of Notre      investment companies       Stanley Trust and FSB.
University of Notre                               Dame since 1982.         (consisting of 42
Dame                                                                       portfolios) for which UBS
Notre Dame, IN                                                             Global AM or one of its
46556-5649                                                                 affiliates serves as
                                                                           investment advisor,
                                                                           subadvisor or manager.

Edward M. Roob; 70      Trustee      Since 1994   Mr. Roob is retired      Mr. Roob is a director or  Mr. Roob is a Trustee of
841 Woodbine Lane                                 (since 1993).            trustee of four            the AHA Investment Funds
Northbrook, IL                                                             investment companies       (4 portfolios).
60002                                                                      (consisting of 42
                                                                           portfolios) for which UBS
                                                                           Global AM or one of its
                                                                           affiliates serves as
                                                                           investment advisor,
                                                                           subadvisor or manager.

                                       TERM OF
                                      OFFICE +
                                         AND
                        POSITION(S)   LENGTH OF                              NUMBER OF PORTFOLIOS
                         HELD WITH      TIME      PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX           OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     TRUST       SERVED       DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
----------------------  -----------  -----------  -----------------------  -------------------------  -------------------------
Adela Cepeda; 47        Director/    Since 2004   Ms. Cepeda is founder    Ms. Cepeda is a director   Ms. Cepeda is a director
A.C. Advisory, Inc.     Trustee                   and president of A.C.    or trustee of four         of Lincoln National
161 No. Clark Street,                             Advisory, Inc. (since    investment companies       Income Fund, Inc. and
Suite 4975                                        1995).                   (consisting of 42          Lincoln National
Chicago, Illinois                                                          portfolios) for which UBS  Convertible Securities
60601                                                                      Global AM or one of its    Fund (since 1992). She is
                                                                           affiliates serves as       also a Director of
                                                                           investment advisor,        Amalgamated Bank of
                                                                           sub-advisor or manager.    Chicago (since 2003),
                                                                                                      Wyndham International,
                                                                                                      Inc. (since 2004), and
                                                                                                      the MGI Funds (since
                                                                                                      2005).

J. Mikesell Thomas; 54  Director/    Since 2004   Mr. Thomas is President  Mr. Thomas is a director   Mr. Thomas is a director
Federal Home Loan       Trustee                   and CEO of Federal Home  or trustee of four         and chairman of the
Bank of Chicago                                   Loan Bank of Chicago     investment companies       Finance Committee for
111 East Wacker Drive                             (since 2004). Mr.        (consisting of 42          Evanston Northwestern
Chicago, Illinois                                 Thomas was an            portfolios) for which UBS  Healthcare. He is also a
60601                                             independent financial    Global AM or one of its    vice president of the
                                                  advisor (2001-2004). He  affiliates serves as       Board of Trustees for
                                                  was a managing director  investment advisor,        Mid-Day Club.
                                                  of Lazard Freres & Co.   subadvisor or manager.
                                                  (1995 to 2001).

OFFICERS:

                                               TERM OF
                                              OFFICE +
                                                 AND
                            POSITION(S)       LENGTH OF
                             HELD WITH          TIME                      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE FUND         SERVED                       DURING PAST 5 YEARS
----------------------     --------------    -----------     --------------------------------------------------
Joseph Allessie*;          Vice President    Since 2005      Mr. Allessie is a director and associate general
40                         and Assistant                     counsel at UBS GAM (USA) Inc and UBS Global Asset
                           Secretary                         Management (Americas) Inc. (collectively, "UBS
                                                             Global AM - Americas region") (since 2005). Prior
                                                             to joining UBS Global AM - Americas region, he was
                                                             senior vice president and general counsel of
                                                             Kenmar Advisory Corp. (from 2004 to 2005). Prior
                                                             to that Mr. Allessie was general counsel and
                                                             secretary of GAM USA Inc., GAM Investments, GAM
                                                             Services, GAM Funds, Inc. and the GAM Avalon Funds
                                                             (from 1999 to 2004). Such entities are affiliates
                                                             of UBS Global AM. Prior to joining GAM, Mr.
                                                             Allessie was Regulatory Officer to the State of
                                                             New Jersey, Department of Law and Public Safety,
                                                             Bureau of Securities (from 1993 to 1999). Mr.
                                                             Allessie is a vice president and assistant
                                                             secretary of 20 investment companies (consisting
                                                             of 75 portfolios) for which UBS Global AM -
                                                             Americas region or one of its affiliates serves as
                                                             investment advisor, sub-advisor or manager.

W. Douglas Beck*;          President         Since 2005      Mr. Beck is an executive director and head of
38                                                           product development and management for UBS Global
                                                             AM - Americas region (since 2002). From March 1998
                                                             to November 2002, he held various positions at
                                                             Merrill Lynch, the most recent being first vice
                                                             president and co-manager of the managed solutions
                                                             group. Mr. Beck is president of 20 investment
                                                             companies (consisting of 75 portfolios) for which
                                                             UBS Global AM - Americas region or one of its
                                                             affiliates serves as investment advisor,
                                                             subadvisor or manager, an was vice president of
                                                             such investment companies from 2003 to 2005.

                                               TERM OF
                                              OFFICE +
                                                 AND
                            POSITION(S)       LENGTH OF
                             HELD WITH          TIME                      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE FUND         SERVED                       DURING PAST 5 YEARS
----------------------     --------------    -----------     --------------------------------------------------
Rose Ann Bubloski*;        Vice President    Since 2004      Ms. Bubloski is an associate director and a senior
37                         and Assistant                     manager of the mutual fund finance department of
                           Treasurer                         UBS Global AM - Americas region. Ms. Bubloski is
                                                             vice president and assistant treasurer of four
                                                             investment companies (consisting of 42 portfolios)
                                                             for which UBS Global AM - Americas region or one
                                                             of its affiliates serves as investment advisor,
                                                             subadvisor or manager.

James Capezzuto*;          Vice President    Since 2004      Mr. Capezzuto is a director and associate general
41                         and Assistant                     counsel at UBS Global AM - Americas region (since
                           Secretary                         2004). Prior to joining UBS Global AM - Americas
                                                             region, he was senior vice president, senior
                                                             compliance manager at Bank of America (from 2003
                                                             to 2004). Prior to that he was general counsel at
                                                             Steinberg Priest & Sloane and prior to that he was
                                                             director and senior counsel at Deutsche Asset
                                                             Management (from 1996 to 2002.). Mr. Capezzuto is
                                                             a vice president and assistant secretary of 20
                                                             investment companies (consisting of 75 portfolios)
                                                             for which UBS Global AM - Americas region or one
                                                             of its affiliates serves as investment advisor,
                                                             subadvisor or manager.

Thomas Disbrow*;           Vice President    Since 2000      Mr. Disbrow is a director, head of retail mutual
39                         and Assistant     (Vice           fund operations and co-head of the mutual fund
                           Treasurer         President);     finance department of UBS Global AM - Americas
                                             since 2004      region. Prior to November 1999, he was a vice
                                             (Assistant      president of Zweig/Glaser Advisers. Mr. Disbrow is
                                             Treasurer)      a vice president and treasurer of 16 investment
                                                             companies (consisting of 33 portfolios) and vice
                                                             president and assistant treasurer of four
                                                             investment companies (consisting of 42 portfolios)
                                                             for which UBS Global AM - Americas region or one
                                                             of its affiliates serves as investment advisor,
                                                             sub-advisor or manager.

                                               TERM OF
                                              OFFICE +
                                                 AND
                            POSITION(S)       LENGTH OF
                             HELD WITH          TIME                      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE FUND         SERVED                       DURING PAST 5 YEARS
----------------------     --------------    -----------     --------------------------------------------------
Mark F. Kemper**,          Vice President    Since 2004      Mr. Kemper is general counsel of UBS Global AM -
47                         and Secretary                     Americas region (since July 2004). Mr. Kemper also
                                                             is an executive director of UBS Global AM -
                                                             Americas region. He was deputy general counsel of
                                                             UBS Global Asset Management (Americas) Inc. ("UBS
                                                             Global AM - Americas") from July 2001 to July
                                                             2004. He has been secretary of UBS Global AM -
                                                             Americas since 1999 and assistant secretary of UBS
                                                             Global Asset Management Trust Company since 1993.
                                                             Mr. Kemper is secretary of UBS Global AM -
                                                             Americas region (since 2004). Mr. Kemper is vice
                                                             president and secretary of 20 investment companies
                                                             (consisting of 75 portfolios) for which UBS Global
                                                             AM - Americas region or one of its affiliates
                                                             serves as investment advisor, sub-advisor or
                                                             manager.

Joseph T. Malone*;         Vice President,   Since 2001      Mr. Malone is a director and co-head of the mutual
37                         Treasurer and     (Assistant      fund finance department of UBS Global AM -
                           Principal         Treasurer)      Americas region. From August 2000 through June
                           Accounting                        2001, he was the controller at AEA Investors Inc.
                           Officer                           From March 1998 to August 2000, Mr. Malone was a
                                             Since 2004      manager within the investment management services
                                             (Vice           practice of PricewaterhouseCoopers LLC. Mr. Malone
                                             President,      is vice president and assistant treasurer of 16
                                             Treasurer       investment companies (consisting of 33 portfolios)
                                             and             and vice president, treasurer and principal
                                             Principal       accounting officer of four investment companies
                                             Accounting      (consisting of 42 portfolios) for which UBS Global
                                             Officer)        AM - Americas region or one of its affiliates
                                                             serves as investment advisor, sub-advisor or
                                                             manager.

Joseph McGill*;            Vice President    Since 2004      Mr. McGill is an executive director and chief
43                         and Chief                         compliance officer at UBS Global AM - Americas
                           Compliance                        region (since 2003). Prior to joining UBS Global
                           Officer                           AM - Americas region he was Assistant General
                                                             Counsel at J. P. Morgan Investment Management
                                                             (from 1999 to 2003). Mr. McGill is a vice
                                                             president and chief compliance officer of 20
                                                             investment companies (consisting of 75 portfolios)
                                                             for which UBS Global AM - Americas region or one
                                                             of its affiliates serves as investment advisor,
                                                             sub-advisor or manager.

                                               TERM OF
                                              OFFICE +
                                                 AND
                            POSITION(S)       LENGTH OF
                             HELD WITH          TIME                      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE FUND         SERVED                       DURING PAST 5 YEARS
----------------------     --------------    -----------     --------------------------------------------------
Keith A. Weller*;          Vice President    Since 2004      Mr. Weller is an executive director and associate
43                         and Assistant                     general counsel of UBS Global AM - Americas
                           Secretary                         region. Mr. Weller is a vice president and
                                                             assistant secretary of 20 investment companies
                                                             (consisting of 75 portfolios) for which UBS Global
                                                             AM - Americas region or one of its affiliates
                                                             serves as investment advisor, sub-advisor or
                                                             manager.

+ Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by Trustees and serve at the pleasure of the Board.

* This person's business address is UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, NY 10019-6114.

** This person's business address is UBS Global Asset Management (Americas)
   Inc., One North Wacker Drive, Chicago, IL 60606.

              THE UBS FUNDS -- FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended June 30, 2005, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

                                                                DIVIDENDS          20%
                                                                 RECEIVED       LONG-TERM     FOREIGN TAX
FUND                                                            DEDUCTION      CAPITAL GAIN     CREDIT
----                                                           ------------    ------------   ------------
UBS Global Allocation Fund                                            21.03%   $ 26,432,523             --
UBS Global Equity Fund                                                   --              --   $    305,091
UBS International Equity Fund                                            --              --        246,875
UBS U.S. Large Cap Equity Fund                                        84.07       5,535,537             --
UBS U.S. Large Cap Value Equity Fund                                  93.09      21,462,799             --
UBS U.S. Small Cap Growth Fund                                           --       3,161,183             --

In addition, for the year ended June 30, 2005, gross income derived from sources within foreign countries amounted to $6,904,658 for UBS Global Equity Fund and $3,527,940 for UBS International Equity Fund.

For the year ended June 30, 2005, the percentage of income earned from direct treasury obligations approximately amounted to the following:

                                                                                                DIRECT
                                                                                               TREASURY
FUND                                                                                          OBLIGATIONS
----                                                                                          -----------
UBS Global Allocation Fund                                                                      16.25%
UBS Global Bond Fund                                                                            20.33
UBS U.S. Bond Fund                                                                              28.79
UBS Absolute Return Bond Fund                                                                    5.00

For the year ended June 30, 2005, the percentage of qualified interest income totaled 59.23% for UBS Absolute Return Bond Portfolio.

[UBS LOGO]                                                           Presorted
                                                                     Standard
  UBS GLOBAL ASSET MANAGEMENT                                      U.S. Postage
  One North Wacker Drive                                               PAID
  Chicago, Illinois 60606                                          Smithtown, NY
                                                                    Permit 700

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a)  AUDIT FEES:
             For the fiscal years ended June 30, 2005 and June 30, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $432,000 and $356,700, respectively.

             Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

        (b)  AUDIT-RELATED FEES:
             In each of the fiscal years ended June 30, 2005 and June 30, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $17,500 and $16,500, respectively.

             Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2004 and 2003 semiannual financial statements.

             There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

        (c)  TAX FEES:
             In each of the fiscal years ended June 30, 2005 and June 30, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $33,000 and $33,000, respectively.

             Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax returns.

             There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

        (d)  ALL OTHER FEES:
             In each of the fiscal years ended June 30, 2005 and June 30, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

             Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

             There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

        (e)  (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:

             The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant's operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

             The registrant's Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee's consideration of non-audit services by the registrant's auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant's auditors to the registrant's investment adviser or any entity that it controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

             All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

                  (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C)
                          of Rule 2-01 of Regulation S-X:

                          AUDIT-RELATED FEES:

                          There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2005 and June 30, 2004 on behalf of the registrant.

                          There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2005 and June 30, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                          TAX FEES:
                          There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2005 and June 30, 2004 on behalf of the registrant.

                          There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2005 and June 30, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                          ALL OTHER FEES:
                          There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2005 and June 30, 2004 on behalf of the registrant.

                          There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2005 and June 30, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

        (f) According to E&Y, for the fiscal year ended June 30, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was less than 50%.

        (g) For the fiscal years ended June 30, 2005 and June 30, 2004, the aggregate fees billed by E&Y of $1,729,821 and $1,770,429, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                                    2005            2004
                                                                    ----            ----
             Covered Services                                    $    25,000    $    49,500
             Non-Covered Services                                $ 1,704,821    $ 1,720,929

        (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Walter E. Auch, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

        Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

   (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

   (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit
        EX-99.CODE ETH to the registrant's Report on Form N-CSR filed September 9, 2004 (Accession Number: 0001047469-04-028138)(SEC File No. 811-06638).

   (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

   (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

   (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:   /s/ W. Douglas Beck
      -------------------
      W. Douglas Beck
      President

Date: September 7, 2005
      -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ W. Douglas Beck
      --------------------
      W. Douglas Beck
      President

Date: September 7, 2005
      -----------------

By:   /s/ Joseph T. Malone
      --------------------
      Joseph T. Malone
      Treasurer & Principal Accounting Officer

Date: September 7, 2005
      -----------------